THE WACHOVIA FUNDS

                             Wachovia Equity Fund
                      Wachovia Quantitative Equity Fund
                       Wachovia Growth and Income Fund
                          Wachovia Equity Index Fund
                         Wachovia Special Values Fund
                        Wachovia Emerging Markets Fund
                            Wachovia Balanced Fund
                          Wachovia Fixed Income Fund
                   Wachovia Intermediate Fixed Income Fund
                    Wachovia Short-Term Fixed Income Fund

                         THE WACHOVIA MUNICIPAL FUNDS

                       Wachovia GA Municipal Bond Fund
                       Wachovia NC Municipal Bond Fund
                       Wachovia SC Municipal Bond Fund
                       Wachovia VA Municipal Bond Fund


                            Combined Annual Report
                              November 30, 1998


                           [LOGO OF WACHOVIA FUNDS]


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                              President's Message

Dear Shareholder:

I am pleased to present the Combined Annual Report to Shareholders for The Wachovia Funds and The Wachovia Municipal Funds.

This report covers the 12-month fiscal year period from December 1, 1997 through November 30, 1998, and includes commentary by portfolio management, a complete listing of fund holdings and the funds' financial statements. The following fund-by-fund highlights cover performance activity in Class A Shares, Class B Shares, and Class Y Shares.

I urge you to read the portfolio manager commentary for additional information about your fund's performance.

The Wachovia Funds

Wachovia Equity Fund pursues growth through a portfolio of blue-chip stocks issued by some of America's largest and best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities. At the end of the reporting period, the fund's extensive stock holdings included such well-known names as American Express, Coca-Cola, Dell Computer, DuPont, Exxon, General Electric, Intel, MCI Worldcom, McDonald's, Sears, Time Warner and Wal-Mart. Fund assets reached $259 million at the end of the reporting period.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Share      17.34%         $0.14         $1.68      $15.39 to $15.91
Class B Shares     16.52%         $0.03         $1.68      $15.35 to $15.87
Class Y Shares     17.69%         $0.17         $1.68      $15.39 to $15.92

Wachovia Quantitative Equity Fund pursues growth and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum. On the last day of the reporting period, the portfolio included quality names like Allstate, Anheuser-Busch, Bell Atlantic, Daimler-Chrysler, Coca-Cola, Compaq Computer, Federated Department Stores, General Electric, Harley Davidson, and Warner-Lambert. Fund assets ended the reporting period at $309 million.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares     18.98%         $0.19         $1.75      $19.00 to $20.29
Class B Shares     18.15%         $0.06         $1.75      $18.95 to $20.23
Class Y Shares     19.38%         $0.23         $1.75      $19.00 to $20.31

Wachovia Growth and Income Fund pursues total return through growth of capital and income. At the end of the reporting period, the fund's holdings included such names as Anheuser-Busch, AT&T, CBS, DuPont, General Motors, Goodyear, Intel, Merck, Procter & Gamble, Sears, Wal-Mart, and Wells Fargo. Fund assets totaled $336.4 million at the end of the reporting period.

                            Total Return*    Income     Capital Gains
                            Based on NAV  Distributions Distributions Share Price Change
                            ------------- ------------- ------------- ------------------
Class A Shares                 20.77%         $0.10         $1.01      $20.60 to $23.54
Class Y Shares (period
 from March 29, 1998
 through November 30, 1998)     6.03%         $0.09            --      $22.31 to $23.55

Wachovia Equity Index Fund pursues a total return that approximates that of the Standard & Poor's 500 Index--a classic benchmark of stock market performance.** As a result, the fund's extensive portfolio contained a "who's who" of well-known, quality American companies. Fund assets increased substantially to reach $423 million at the end of the reporting period.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares     22.74%         $0.24         $0.40      $18.89 to $22.41
Class Y Shares     23.05%         $0.29         $0.40      $18.91 to $22.44

 *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The Standard & Poor's 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.


Wachovia Special Values Fund pursues growth by investing in a diversified portfolio of small-company stocks.* Unlike many other funds that invest in small-company stocks through a high-flying approach, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized, and well-run small companies that are selling at less than their estimated long-term values. Reflecting the year's weakness in small-cap stocks, the fund's return was negative. At the end of the reporting period, the fund's net assets reached $149 million.

                Total Return**    Income     Capital Gains
                 Based on NAV  Distributions Distributions Share Price Change
                -------------- ------------- ------------- ------------------
Class A Shares     (3.86%)         $0.12         $1.71      $18.64 to $16.13
Class Y Shares     (3.59%)         $0.15         $1.71      $18.67 to $16.18

Wachovia Emerging Markets Fund pursues growth over the long term by investing in stocks of foreign companies located in emerging market countries.*** The fund's managers uses a unique "two-tier, equal weighting" approach to selecting stocks for the fund that offers greater diversification than most emerging market funds, with the opportunity for better protection from unexpected negative developments in any one country. Unfortunately, the fund's performance reflected the negative impact of the Asian economic crisis on the entire emerging marketplace. Fund assets ended the reporting period at $139 million.

                Total Return**    Income
                 Based on NAV  Distributions Share Price Change
                -------------- ------------- ------------------
Class A Shares     (23.46%)        $0.10      $11.12 to $8.43
Class Y Shares     (23.34%)        $0.13      $11.13 to $8.44

Wachovia Balanced Fund pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks (52.2% of assets at the end of the reporting period) and bonds. Bond holdings were diversified across mortgage-backed securities (13.4%), corporate bonds (12.9%), U.S. Treasury securities (13.5%), and a repurchase agreement (6.7%). Over the reporting period, fund assets increased from $306 million to $423 million.

                Total Return**    Income     Capital Gains
                 Based on NAV  Distributions Distributions Share Price Change
                -------------- ------------- ------------- ------------------
Class A Shares      14.36%         $0.38         $0.90      $13.26 to $13.72
Class B Shares      13.56%         $0.29         $0.90      $13.23 to $13.69
Class Y Shares      14.77%         $0.41         $0.90      $13.26 to $13.74

Wachovia Fixed Income Fund pursues a high level of total return from a diversified portfolio of income-producing securities. At the end of the period, the fund's $238 million in assets were invested across corporate bonds (35.9%), government agency securities (26.7%), U.S. Treasury securities (18.0%), open-ended investment companies (7.9%), asset-backed securities (5.0%), collateralized mortgage obligations (2.8%), a repurchase agreement (1.5%), and foreign bonds (0.9%).

                Total Return**    Income
                 Based on NAV  Distributions Share Price Change
                -------------- ------------- ------------------
Class A Shares      8.65%          $0.54      $9.85 to $10.14
Class B Shares      7.97%          $0.47      $9.84 to $10.14
Class Y Shares      8.92%          $0.56      $9.85 to $10.14

Wachovia Intermediate Fixed Income Fund pursues current income consistent with preservation of capital from a diversified portfolio of intermediate-term income-producing securities. At the end of the reporting period, the fund's $92 million in assets was invested across U.S. Treasury securities (36.6%), corporate bonds (33.1%), U.S. government agency securities (23.2%), open ended investment companies (4.3%), and a repurchase agreement (2.2%).

                               Total Return**    Income
                                Based on NAV  Distributions Share Price Change
                               -------------- ------------- ------------------
Class A Shares                     9.39%          $0.52      $10.03 to $10.38
Class Y Shares (period from
March 29, 1998 through November 30, 1998)
                      7.11%          $0.41      $10.12 to $10.38

  *Small-cap stocks have historically experienced greater volatility than average.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets economic structures may be less diverse and mature, and their political systems may be less stable than those of established markets.


Wachovia Short-Term Fixed Income Fund pursues a high level of income from a diversified portfolio that, at the end of the reporting period, consisted primarily of corporate bonds (45.0%), U.S. government obligations, (38.3%), U.S. Treasury obligations (10.0%). These short-term, income-producing securities are managed to provide an income stream and cushion shareholders against volatility during periods of interest rate increases. Assets totaled $108 million on the last day of the reporting period.

                Total Return*    Income
                Based on NAV  Distributions Share Price Change
                ------------- ------------- ------------------
Class A Shares      6.93%         $0.51       $9.77 to $9.92
Class Y Shares      7.19%         $0.53       $9.77 to $9.92

The Wachovia Municipal Funds

Wachovia Georgia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Georgia state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized rating agencies. Total assets reached $23 million on the last day of the reporting period.

                Total Return*    Income
                Based on NAV  Distributions Share Price Change
                ------------- ------------- ------------------
Class A Shares      6.35%         $0.42      $11.11 to $11.38
Class Y Shares      6.62%         $0.45      $11.11 to $11.38

Wachovia North Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and North Carolina state income tax.+ At the end of the reporting period, the fund's $66 million portfolio was invested in bonds issued by municipalities across North Carolina. All holdings are rated A or higher at the time of purchase by nationally recognized rating agencies.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      6.82%         $0.43         $0.01      $11.15 to $11.46
Class Y Shares      7.09%         $0.46         $0.01      $11.15 to $11.46

Wachovia South Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and South Carolina state income tax.+ The fund invests in a portfolio of bonds issued by South Carolina municipalities that are rated A or higher at the time of purchase by nationally recognized rating agencies. Total assets reached $122 million at the reporting period's end.

                Total Return*    Income
                Based on NAV  Distributions Share Price Change
                ------------- ------------- ------------------
Class A Shares      6.88%         $0.51      $11.12 to $11.36
Class Y Shares      7.15%         $0.54      $11.12 to $11.36

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+Income may be subject to the federal alternative minimum tax.


Wachovia Virginia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Virginia state income tax.+ The fund invests in a portfolio of bonds issued by Virginia municipalities that are rated A or higher at the time of purchase by nationally recognized rating agencies. Total assets reached $107 million at the reporting period's end.

                                 Total Return*    Income
                                 Based on NAV  Distributions Share Price Change
                                 ------------- ------------- ------------------
Class A Shares                       6.76%         $0.42      $10.29 to $10.49
Class Y Shares (for the period
from March 29, 1998 through
November 30, 1998)                   4.61%         $0.32      $10.34 to $10.49

Thank you for pursing your financial goals through the diversification and professional management of the Wachovia Funds and the Wachovia Municipal Funds. As we begin 1999, we renew out commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 1999


*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+Income may be subject to the federal alternative minimum tax.

Total returns for the period adjusted for the sales charge (Class A Shares) or redemption fee (Class B Shares) are as follows:

Wachovia Equity Fund, Class A Shares, 12.02%; Class B Shares, 11.52% Wachovia Quantitative Equity Fund, Class A Shares, 13.60%; Class B Shares, 13.15%
Wachovia Growth & Income Fund, Class A Shares, 15.34%
Wachovia Equity Index Fund, Class A Shares, 17.21%
Wachovia Special Values Fund, Class A Shares, (8.20%)
Wachovia Emerging Markets Fund, Class A Shares, (26.88%)
Wachovia Balanced Fund, Class A Shares, 9.25%; Class B Shares, 8.56% Wachovia Fixed Income Fund, Class A Shares, 3.80%; Class B Shares, 2.97% Wachovia Intermediate Fixed Income Fund, Class A Shares, 4.48%
Wachovia Short-Term Fixed Income Fund, Class A Shares, 4.26%
Wachovia Georgia Municipal Bond Fund, Class A Shares, 1.60%
Wachovia North Carolina Municipal Bond Fund, Class A Shares, 1.97% Wachovia South Carolina Municipal Bond Fund, Class A Shares, 2.11% Wachovia Virginia Municipal Bond Fund, Class A Shares, (2.01%)


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                                   Overview

1. Wachovia Equity Fund Shareholder:

While the equity market saw strong performance in 1998, the breadth of this strong market performance was rather narrow. As it was in 1997, the market was characterized by a pronounced capitalization effect, with the 50 largest companies in the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500")* significantly outperforming the rest of the market. Large capitalization U.S. equities saw a fourth straight year of returns in excess of 20%.

Growth companies outperformed value companies for the fifth straight year in 1998, as lower interest rates increased the value of future earnings growth and concerns over global economic growth depressed the relative valuations of economically sensitive companies. The winning strategy in 1998 was to be invested primarily in large-cap growth companies (regardless of their valuation level) that continued to show consistently high levels of earnings growth.

In the midst of this challenging environment, the Wachovia Equity Fund performed very well compared to similar funds. A strategic focus on larger companies and the specialized analysis of our portfolio managers significantly enhanced our performance for the year. While avoiding some of the extreme valuations in the market, we were able to find companies whose growth prospects were not yet fully reflected in their stock prices. We believe our specialized approach to stock selection will continue to serve our clients well in an environment where stock selection is likely to become more critical.

2. Wachovia Quantitative Equity Fund Shareholder:

The Wachovia Quantitative Equity Fund performed well in 1998, with total returns based on net asset value of 18.98%, 18.15% and 19.38% for Class A Shares, Class B Shares and Class Y Shares, respectively.** The "value" investing segment produced disappointing results during the year, while the "growth" portion continued its superior performance. Larger capitalization stocks tended to outperform smaller ones. In this environment, the fund's performance is especially noteworthy because it was achieved using a diversified portfolio of stocks with sector weightings closely approximating the market.

3. Wachovia Equity Index Fund Shareholder:

While the equity market saw strong performance in 1998, the breadth of this market strength narrowed significantly. The market was characterized by a pronounced capitalization effect, with the S&P 500's* largest 50 companies, which account for more than 50% of the capitalization weighted index, significantly outperforming the rest of the market.

4. Wachovia Growth and Income Fund Shareholder:

Similar to 1997, the market was characterized by a pronounced capitalization effect during 1998, with the 50 largest companies in the S&P 500* significantly outperforming the rest of the market. Large capitalization U.S. equities saw a fourth straight year of returns in excess of 20%.

Growth companies outperformed value companies for the fifth straight year, as lower interest rates increased the value of future earnings growth and concerns over global economic growth depressed the relative valuations of economically sensitive companies. Investments in large cap growth companies that displayed consistently high earnings growth proved to be a winning strategy in 1998.

In the midst of this challenging environment, the Wachovia Growth and Income Fund performed very well compared with similar funds. With a focus on larger companies and the specialized analysis of our portfolio managers, our performance was significantly enhanced during the year. While avoiding some of the extreme valuations in the market, we were able to find companies whose growth prospects were not yet fully reflected in their stock prices. We believe our specialized approach to stock selection will continue to serve our clients well in an environment where stock selection is likely to become more critical.

 *The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in index figures. Investments cannot be made in an index.
**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period adjusted for the sales charge (Class A Shares) or redemption fee (Class B Shares) were 13.06% and 13.15% for Class A Shares and Class B Shares, respectively.


5. Wachovia Special Values Fund Shareholder:

Despite the volatility experienced by virtually all equity markets, the Wachovia Special Values Fund performed well in 1998 and ended the year having outperformed the benchmark Russell 2000 Index.* Heightened merger activity in the holdings of the fund contributed to significant outperformance during the first half of the year. Increased proceeds from this merger activity, coupled with a flow of new money, allowed us to build our cash position heading into the third quarter. Combined with excellent stock selection, this cash position allowed our portfolio to successfully weather the third quarter's broad market correction. As many investors were compelled to sell their small-cap holdings during the correction, we prepared the fund to buy attractive companies at very favorable prices, and thus position the fund for a strong finish to 1998.

6. Wachovia Emerging Markets Fund Shareholder:

In spite of the global economic adversity experienced in 1998, the case for emerging markets remains intact. A broad economic contraction or a falling equity market does not diminish a population's improved level of education, manufacturing competitiveness, or desire to improve its standard of living. At the currently low prices for emerging market companies, investors are paying little for the likely growth potential of these countries and companies.

In 1998, a number of global disturbances adversely impacted emerging equity markets. The year began with premature enthusiasm about Asia's recovery from a financial crisis that had accelerated in the second half of 1997. A better understanding of the chronic stagnation in the Japanese economy brought into question the immediate prospects of the entire Asian Basin. In addition to macro-economic fundamentals, political events such as the riots in Indonesia, touched off by severe economic distress, and the unanticipated nuclear tests made by India and Pakistan added to global market anxiety. The watershed event for global finance, and especially for emerging markets, was the devaluation of the Russian ruble and the subsequent default on its debt. While important geopolitically, Russia was not a pivotal economic entity. However, a number of large investors held highly leveraged investments in Russian debt. Their hasty exit from other emerging market securities to cover their financial obligations caused the amplification of the Russian problem to the rest of the world. Emerging and developed markets alike plunged. While the fourth quarter saw a stunning rebound in many markets and for the asset class as a whole, the recovery was insufficient to fully erase losses earlier in the year.

The Wachovia Emerging Markets Fund was not immune to these forces. In most cases in 1998, events impacted entire regions simultaneously rather than one country at a time; each region in turn suffered from some financial stress and the global liquidity crisis caused by the Russian debt default hurt all markets simultaneously. While diversification provides little protection from highly correlated performance, as was experienced during the year, we remain confident that our risk management approach will serve us well, particularly in an environment where events in individual countries have a more limited impact on neighboring economies. We believe that correlations between markets should return to their historically lower levels and we remain committed to our diversified investment approach.

7. Wachovia Balanced Fund Shareholder:

In the midst of a challenging environment in 1998, our equity investments performed well relative to similar funds. A strategic focus on larger companies and the specialized analysis by our portfolio managers significantly enhanced our performance for the year. While avoiding some of the extreme valuations in the market, we were able to find companies whose growth prospects were not yet fully reflected in their stock prices. We believe our specialized approach to stock selection will continue to serve our clients well in an environment where stock selection is likely to become more critical.

Wachovia's multi-disciplined fixed income investment approach served shareholders well during a difficult year in 1998. Our approach seeks to add value by focusing on four primary areas: duration management, yield curve management, sector weighting, and security selection. For the year, the fixed income portion of the fund performed very well compared to similar fund portfolios. The excess returns were the result of the fund's managers being prepared for a drop in yields and a steepening in the yield curve, and prudent overweighting in higher quality corporates and selected closed-end bond funds.

*The Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Investments cannot be made in an index.


8. Wachovia Fixed Income Fund / Intermediate Fixed Income Fund Shareholder:

Wachovia's multi-disciplined fixed income investment approach served shareholders well during a difficult year in 1998. Our approach sought to add value by focusing on four primary areas: duration management, yield curve management, sector weighting, and security selection. For the year, the Wachovia Fixed Income Fund and the Wachovia Intermediate Fixed Income Fund outperformed the Lipper Intermediate Investment Grade Average.*

The excess returns were the result of the funds' managers being prepared for a drop in yields and a steepening in the yield curve, and prudent overweighting in higher quality corporates and selected closed-end bond funds.

Spread products (non-U.S. Treasury securities such as corporate bonds, mortgages, and agency issues) dramatically underperformed U.S. Treasuries as investors sought a safe haven from the global economic turmoil. Liquidity evaporated and credit spreads soared to levels that exceeded even those of the 1990-91 recession, in many cases doubling and tripling in the span of just a few weeks. Market fears were not quelled until late in the year when the Federal Reserve Board lowered rates by a total of 75 basis points over fear of a global liquidity crisis and slower domestic economic growth. Our fixed income portfolio managers were prepared for these contingencies and guided the funds to strong performance for the year.

9. Wachovia Short-Term Fixed Income Fund Shareholder:

Interest rates declined across the entire yield curve in 1998. This decline was just under 1% for maturities of less than one year, and just over 1% for maturities from two to five years. The Federal Reserve Board eased monetary policy three times during the fall of 1998, dropping the federal funds target rate from 5.50% to 4.75%. These actions primarily were the result of the global turmoil that also led to a widening of spreads between treasuries and non-treasury instruments.

The Wachovia Municipal Funds' Shareholder

The Wachovia Municipal Bond Funds pursued three primary portfolio strategies during 1998: (1) improving the call structure of the fund; (2) improving the overall credit quality of the fund; and (3) extending the durations of the fund.

The first half of 1998 was characterized by uncommonly low volatility of prices in the municipal bond market, with trading being quite range-bound. The portfolio manager used opportunities during that period to restructure the fund in line with portfolio strategies.

As the bond market began to rally during the summer, we extended the duration in the fund. The fund benefited as long municipal rates dropped from approximately 5.10% in late July to approximately 4.65% in early October. The fund's returns flattened somewhat as rates crept back toward 5.00% over the last quarter of 1998.


*Lipper indices measure the performance of the 30 largest mutual funds in each prospective fund category.


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                     Wachovia Equity Fund (Class A Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A1" OMMITTED - SEE APPENDIX]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


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                     Wachovia Equity Fund (Class B Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class B Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A2" OMMITTED - SEE APPENDIX]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     Wachovia Equity Fund (Class Y Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A3" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

+The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Wachovia Equity Fund

                            Portfolio of Investments

                               November 30, 1998

   Shares                                                 Value
--------------------------------------------------------------------
 Common Stocks--82.6%
             Basic Materials--5.1%
      30,817 Aluminum Co. of America                    $  2,284,310
      43,275 Du Pont (E.I.) de Nemours & Co.               2,542,406
      31,821 Monsanto Co.                                  1,441,889
      18,406 Potash Corporation of Saskatchewan, Inc.      1,135,420
      46,349 Praxair, Inc.                                 1,769,952
      35,170 Rohm & Haas Co.                               1,228,752
      53,927 Weyerhaeuser Co.                              2,703,091
                                                        ------------
             Total                                        13,105,820
                                                        ------------
             Capital Goods--6.1%
      41,195 General Electric Co.                          3,728,147
      22,734 Honeywell, Inc.                               1,817,299
      35,539 Ingersoll-Rand Co.                            1,663,669
      16,794 Lockheed Martin Corp.                         1,742,377
      55,482 Tyco International Ltd.                       3,651,409
      29,784 United Technologies Corp.                     3,192,472
                                                        ------------
             Total                                        15,795,373
                                                        ------------
             Communication Services--4.0%
      27,001 (b)Airtouch Communications, Inc.              1,544,120
      16,561 Alltel Corp.                                    877,733
      14,075 BellSouth Corp.                               1,228,044
     115,422 (b)MCI Worldcom, Inc.                         6,809,898
                                                        ------------
             Total                                        10,459,795
                                                        ------------
             Consumer Cyclical--5.3%
      43,624 Black & Decker Corp.                          2,363,875
      26,778 Magna International, Inc., Class A            1,782,411
      27,921 McGraw-Hill Cos., Inc.                        2,498,929
      33,167 Sears, Roebuck & Co.                          1,573,360
      51,539 Service Corp. International                   1,926,270
      15,187 TRW, Inc.                                       836,234
      37,681 Wal-Mart Stores, Inc.                         2,837,850
                                                        ------------
             Total                                        13,818,929
                                                        ------------
             Consumer Staples--14.1%
      51,726 Avon Products, Inc.                           2,101,369
      61,969 CBS Corp.                                     1,847,451
      13,400 CKE Restaurants, Inc.                           327,462
      42,144 Coca-Cola Co.                                 2,952,714
      12,311 Comcast Corp., Class A                          597,083
      20,201 (b)Kroger Co., Inc.                           1,071,916
      20,098 McDonald's Corp.                              1,408,116
      28,299 Newell Co.                                    1,252,231

   Shares                                                Value
 Common Stocks--continued
             Consumer Staples--continued
      32,210 (b)Outback Steakhouse, Inc.               $  1,143,455
      67,303 PepsiCo, Inc.                                2,603,785
      85,868 Philip Morris Cos., Inc.                     4,803,241
      50,883 Procter & Gamble Co.                         4,458,623
      76,780 Ralston Purina Co.                           2,672,904
      60,666 Rite Aid Corp.                               2,813,386
      53,166 (b)Safeway, Inc.                             2,807,829
      29,273 Time Warner, Inc.                            3,095,620
       6,749 (b)Viacom, Inc., Class B                       449,230
                                                       ------------
             Total                                       36,406,415
                                                       ------------
             Energy--5.6%
      11,491 Ashland, Inc.                                  558,750
      22,935 British Petroleum Co. PLC, ADR               2,112,887
      24,596 Chevron Corp.                                2,056,840
      81,627 Exxon Corp.                                  6,127,127
      35,799 Mobil Corp.                                  3,085,426
      13,023 Schlumberger Ltd.                              581,965
                                                       ------------
             Total                                       14,522,995
                                                       ------------
             Finance--14.5%
      37,403 American Express Co.                         3,742,638
      14,397 American General Corp.                       1,014,089
      41,457 American International Group, Inc.           3,896,958
      14,945 Associates First Capital Corp., Class A      1,163,842
      43,698 Bank One Corp.                               2,242,254
      59,478 BankAmerica Corp.                            3,877,222
      37,128 Chase Manhattan Corp.                        2,355,307
      97,102 Citigroup, Inc.                              4,873,307
      77,437 Federal Home Loan Mortgage Corp.             4,684,938
      34,068 Federal National Mortgage Association        2,478,447
      25,688 MBIA Insurance Corporation                   1,663,298
      51,748 MBNA Corp.                                   1,174,033
      17,718 Marsh & McLennan Cos., Inc.                  1,030,966
      13,398 Merrill Lynch & Co., Inc.                    1,004,850
      35,126 SunTrust Banks, Inc.                         2,452,234
                                                       ------------
             Total                                       37,654,383
                                                       ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Wachovia Equity Fund


   Shares                                              Value
-----------------------------------------------------------------
 Common Stocks--continued
             Healthcare--11.3%
      44,960 Abbott Laboratories                     $  2,158,080
      28,923 American Home Products Corp.               1,540,150
      15,080 Becton, Dickinson & Co.                      640,900
      26,595 Bristol-Myers Squibb Co.                   3,259,550
      17,148 (b)Elan Corp. Plc, ADR                     1,168,208
      36,706 Lilly (Eli) & Co.                          3,292,069
      27,312 Merck & Co., Inc.                          4,229,946
      37,961 Mylan Laboratories, Inc.                   1,259,831
      37,921 Pfizer, Inc.                               4,232,932
      31,974 Pharmacia & Upjohn, Inc.                   1,664,646
      32,749 Schering Plough Corp.                      3,483,675
      28,715 Warner-Lambert Co.                         2,167,983
         672 (b)Watson Pharmaceuticals, Inc.               36,204
                                                     ------------
             Total                                     29,134,174
                                                     ------------
             Technology--13.9%
      19,726 (b)Applied Materials, Inc.                   764,383
      24,007 (b)Ascend Communications                   1,348,893
      47,717 (b)Cisco Systems, Inc.                     3,596,631
           1 Computer Associates International, Inc.
                                                               44
      19,230 (b)Dell Computer Corp.                     1,169,424
      31,872 (b)EMC Corp. Mass                          2,310,720
      40,373 Intel Corp.                                4,345,144
      24,994 International Business Machines Corp.      4,124,010
      32,538 Lucent Technologies, Inc.                  2,800,302
      57,040 (b)Microsoft Corp.                         6,958,880
      31,608 (b)Network Associates, Inc.                1,608,057
       7,601 OY Nokia AB, Class A, ADR                    744,898
      26,734 (b)Sun Microsystems, Inc.                  1,979,987

  Shares or
  Principal
   Amount                                                          Value
 Common Stocks--continued
             Technology--continued
      33,542 Texas Instruments, Inc.                             $  2,561,770
      16,017 Xerox Corp.                                            1,721,828
                                                                 ------------
             Total                                                 36,034,971
                                                                 ------------
             Transportation--0.6%
      47,043 Burlington Northern Santa Fe                           1,599,462
                                                                 ------------
             Utilities--2.1%
      33,589 Enron Corp.                                            1,765,522
      47,071 P G & E Corp.                                          1,456,259
      79,103 Southern Co.                                           2,333,539
                                                                 ------------
             Total                                                  5,555,320
                                                                 ------------
             Total Common Stocks
             (identified cost $171,914,375)                       214,087,637
                                                                 ------------
 U.S. Government Agency--3.9%
 $10,000,000 (d)Federal Home Loan Mortgage Corp., 12/18/1998
              (identified cost $9,976,153)                          9,976,900
                                                                 ------------
 U.S. Treasury Obligation--0.9%
   2,300,000 (d)United States Treasury Bill, 12/17/1998
              (identified cost $2,295,209)                          2,295,676
                                                                 ------------
 (a) Repurchase Agreement--12.6%
  32,725,168 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                     32,725,168
                                                                 ------------
             Total Investments
             (identified cost $216,910,905)                      $259,085,381
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

              Wachovia Quantitative Equity Fund (Class A Shares)

        Growth of $10,000 Invested in Wachovia Quantitative Equity Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A4" OMMITTED - SEE APPENDIX]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

              Wachovia Quantitative Equity Fund (Class B Shares)

        Growth of $10,000 Invested in Wachovia Quantitative Equity Fund
                               (Class B Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A5" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Wachovia Quantitative Equity Fund (Class Y Shares)

        Growth of $10,000 Invested in Wachovia Quantitative Equity Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A6" OMMITTED - SEE APPENDIX]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       Wachovia Quantitative Equity Fund

                            Portfolio of Investments

                               November 30, 1998

   Shares                                              Value
----------------------------------------------------------------
 Common Stocks--89.0%
             Basic Materials--3.2%
     110,000 Ecolab, Inc.                           $  3,403,125
      40,000 Engelhard Corp.                             772,500
      30,000 (b)FMC Corp.                              1,743,750
      31,500 Vulcan Materials Co.                      3,949,313
                                                    ------------
             Total                                     9,868,688
                                                    ------------
             Capital Goods--9.0%
      10,000 Ball Corp.                                  427,500
      65,000 Corning, Inc.                             2,608,125
      63,000 General Electric Co.                      5,701,500
      85,000 Ingersoll-Rand Co.                        3,979,063
      75,000 (b)Lexmark Intl. Group, Class A           5,728,125
      30,000 Lockheed Martin Corp.                     3,112,500
      65,000 Trinity Industries, Inc.                  2,514,688
      60,000 Tyco International Ltd.                   3,948,750
                                                    ------------
             Total                                    28,020,251
                                                    ------------
             Communication Services--7.0%
      10,000 Alltel Corp.                                530,000
      92,000 Ameritech Corp.                           4,979,500
      40,000 Bell Atlantic Corp.                       2,225,000
      73,000 BellSouth Corp.                           6,369,250
      25,000 GTE Corp.                                 1,550,000
      72,000 SBC Communications, Inc.                  3,451,500
      40,000 U.S. West, Inc.                           2,490,000
                                                    ------------
             Total                                    21,595,250
                                                    ------------
             Consumer Cyclical--7.8%
      50,000 American Greetings Corp., Class A         2,115,625
      60,000 Arvin Industries, Inc.                    2,520,000
      40,000 (b)Best Buy Co., Inc.                     2,305,000
       8,000 Clorox Co.                                  888,500
      18,705 (b)DaimlerChrysler AG                     1,715,015
      50,000 Dayton-Hudson Corp.                       2,250,000
      90,000 Ennis Business Forms, Inc.                  945,000
      20,000 (b)Federated Department Stores, Inc.        833,750
      15,000 Gannett Co., Inc.                           968,438
      20,000 Maytag Corp.                              1,082,500
     215,000 TJX Cos., Inc.                            5,509,375
      50,000 Times Mirror Co., Class A                 2,931,250
                                                    ------------
             Total                                    24,064,453
                                                    ------------
             Consumer Staples--14.6%
      40,000 American Stores Co.                       1,342,500
      50,000 Anheuser-Busch Cos., Inc.                 3,031,250
      72,000 Bergen Brunswig Corp., Class A            4,482,000

   Shares                                          Value
 Common Stocks--continued
             Consumer Staples--continued
      30,000 Coca Cola Enterprises, Inc.       $   1,134,375
      60,000 Fortune Brands, Inc.                  2,043,750
      10,000 Harley Davidson, Inc.                   418,125
      40,000 Heinz (H.J.) Co.                      2,332,500
     120,000 IBP, Inc.                             3,045,000
     120,000 (b)King World Productions, Inc.       3,270,000
      50,000 Newell Co.                            2,212,500
     100,000 PepsiCo, Inc.                         3,868,750
      60,000 Philip Morris Cos., Inc.              3,356,250
      70,000 Premark International, Inc.           2,349,375
      40,000 Procter & Gamble Co.                  3,505,000
      40,000 Quaker Oats Co.                       2,455,000
      70,000 (b)Safeway, Inc.                      3,696,875
     100,000 Super Valu Stores, Inc.               2,581,250
                                               -------------
             Total                                45,124,500
                                               -------------
             Energy--4.4%
      20,000 Ashland, Inc.                           972,500
      76,000 Baker Hughes, Inc.                    1,391,750
      22,000 British Petroleum Co. PLC, ADR        2,026,750
      43,000 Exxon Corp.                           3,227,687
      48,000 Mobil Corp.                           4,137,000
      40,000 Royal Dutch Petroleum Co., ADR        1,880,000
                                               -------------
             Total                                13,635,687
                                               -------------
             Finance--13.6%
      86,000 AMBAC                                 5,246,000
      24,000 Aegon N.V.                            2,544,000
      36,000 Allstate Corp.                        1,467,000
      50,000 American General Corp.                3,521,875
      90,000 Amsouth Bancorporation                3,802,500
      15,000 BankAmerica Corp.                       977,812
      61,500 CIGNA Corp.                           4,785,469
      25,000 Chase Manhattan Corp.                 1,585,937
      40,000 Citigroup, Inc.                       2,007,500
      45,000 First Union Corp.                     2,733,750
      82,500 Marsh & McLennan Cos., Inc.           4,800,469
      65,000 PNC Bank Corp.                        3,351,563
      50,000 Reliastar Financial Corp.             2,350,000
      76,500 SouthTrust Corp.                      2,811,375
                                               -------------
             Total                                41,985,250
                                               -------------
             Healthcare--10.1%
      75,000 Abbott Laboratories                   3,600,000
      35,000 Bristol-Myers Squibb Co.              4,289,687

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Wachovia Quantitative Equity Fund



   Shares                                                 Value
-------------------------------------------------------------------
 Common Stocks--continued
             Healthcare--continued
      50,000 Guidant Corp.                             $  4,290,625
      25,000 Johnson & Johnson                            2,031,250
      20,000 Lilly (Eli) & Co.                            1,793,750
      19,000 Merck & Co., Inc.                            2,942,625
      60,000 Schering Plough Corp.                        6,382,500
     100,000 (b)Tenet Healthcare Corp.                    2,956,250
      40,000 Warner-Lambert Co.                           3,020,000
                                                       ------------
             Total                                       31,306,687
                                                       ------------
             Technology--13.5%
      75,000 (b)Ascend Communications                     4,214,062
      30,000 (b)Cisco Systems, Inc.                       2,261,250
     230,000 Comdisco, Inc.                               4,197,500
     165,000 Compaq Computer Corp.                        5,362,500
      55,000 Computer Associates International, Inc.      2,433,750
      28,000 (b)EMC Corp. Mass                            2,030,000
      30,000 Harris Corp.                                 1,138,125
      10,000 Intel Corp.                                  1,076,250
      30,000 International Business Machines Corp.        4,950,000
      25,000 Lucent Technologies, Inc.                    2,151,563
     100,000 (b)Storage Technology Corp.                  3,500,000
      70,000 (b)Sun Microsystems, Inc.                    5,184,375
      30,000 Xerox Corp.                                  3,225,000
                                                       ------------
             Total                                       41,724,375
                                                       ------------


  Shares or
  Principal
   Amount                                                             Value
 Common Stocks--continued
             Transportation--0.9%
      75,000 GATX Corp.                                            $  2,835,937
                                                                   ------------
             Utilities--4.9%
     180,000 Coastal Corp.                                            6,277,500
      60,000 DQE, Inc.                                                2,463,750
      45,000 GPU, Inc.                                                1,971,562
      40,000 New England Electric System                              1,670,000
      42,000 SCANA Corp.                                              1,370,250
      50,000 Williams Cos., Inc. (The)                                1,440,625
                                                                   ------------
             Total                                                   15,193,687
                                                                   ------------
             Total Common Stocks (identified cost $170,604,749)     275,354,765
                                                                   ------------
 U.S. Government Agency--3.2%
 $10,000,000 (d)Federal Home Loan Mortgage Corp., Discount Note,
              12/18/1998 (identified cost $9,976,153)                 9,976,900
                                                                   ------------
 U.S. Treasury Obligation--0.6%
   2,000,000 (d)United States Treasury Bill, 12/17/1998
              (identified cost $1,995,813)                            1,996,240
                                                                   ------------
 (a) Repurchase Agreement--7.4%
  22,957,872 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                       22,957,872
                                                                   ------------
             Total Investments (identified cost $205,534,587)      $310,285,777
                                                                   ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               Wachovia Growth and Income Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia Growth and Income Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth and Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index ( S&P 500).+


[GRAPHIC REPRESENTATION "A7" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               Wachovia Growth and Income Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia Growth and Income Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth and Income Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index ( S&P 500).+


[GRAPHIC REPRESENTATION "A8" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Growth & Income Fund

                            Portfolio of Investments

                               November 30, 1998


   Shares                                           Value
--------------------------------------------------------------
 Common Stocks--94.6%
             Basic Materials--5.7%
      81,500 Allied-Signal, Inc.                  $  3,586,000
      50,349 Aluminum Co. of America                 3,732,120
      98,024 Du Pont (E.I.) de Nemours & Co.         5,758,910
      47,887 Praxair, Inc.                           1,828,685
      87,226 Weyerhaeuser Co.                        4,372,203
                                                  ------------
             Total                                  19,277,918
                                                  ------------
             Capital Goods--5.5%
      76,211 General Electric Co.                    6,897,096
      65,000 Lockheed Martin Corp.                   6,743,750
      34,339 Tyco International Ltd.                 2,259,935
      23,058 United Technologies Corp.               2,471,529
                                                  ------------
             Total                                  18,372,310
                                                  ------------
             Communication Services--5.1%
      33,880 AT&T Corp.                              2,111,147
      75,000 Alltel Corp.                            3,975,000
      60,000 Bell Atlantic Corp.                     3,337,500
      40,476 BellSouth Corp.                         3,531,531
      19,967 (b)MCI Worldcom, Inc.                   1,178,053
      49,522 U.S. West, Inc.                         3,082,745
                                                  ------------
             Total                                  17,215,976
                                                  ------------
             Consumer Cyclical--6.8%
         834 Black & Decker Corp.                       45,192
      79,272 Callaway Golf Co.                       1,060,263
      94,645 General Motors Corp.                    6,625,150
      75,000 Goodyear Tire & Rubber Co.              4,256,250
         755 Magna International, Inc., Class A         50,255
         584 McGraw-Hill Cos., Inc.                     52,268
      75,000 Sears, Roebuck & Co.                    3,557,813
       1,137 Service Corp. International                42,495
     120,000 (b)Tommy Hilfiger Corp.                 7,260,000
         617 Wal-Mart Stores, Inc.                      46,468
                                                  ------------
             Total                                  22,996,154
                                                  ------------
             Consumer Staples--16.1%
     109,465 Anheuser-Busch Cos., Inc.               6,636,316
      50,193 Avon Products, Inc.                     2,039,091
         895 CBS Corp.                                  26,682
     103,284 Campbell Soup Co.                       5,900,098
       1,169 Coca-Cola Co.                              81,903
      89,000 Colgate-Palmolive Co.                   7,620,625
     100,000 Heinz (H.J.) Co.                        5,831,250
     141,100 PepsiCo, Inc.                           5,458,806

   Shares                                           Value
 Common Stocks--continued
             Consumer Staples--continued
     152,909 Philip Morris Cos., Inc.             $  8,553,347
      70,834 Procter & Gamble Co.                    6,206,829
       1,001 Ralston Purina Co.                         34,847
      36,294 Rite Aid Corp.                          1,683,134
      40,944 (b)Safeway, Inc.                        2,162,355
      20,047 Time Warner, Inc.                       2,119,970
                                                  ------------
             Total                                  54,355,253
                                                  ------------
             Energy--7.2%
      90,000 Amoco Corp.                             5,304,375
         661 British Petroleum Co. PLC, ADR             60,895
      49,244 Chevron Corp.                           4,118,029
     116,616 Exxon Corp.                             8,753,488
      67,814 Mobil Corp.                             5,844,719
                                                  ------------
             Total                                  24,081,506
                                                  ------------
             Finance--16.6%
         792 American Express Co.                       79,249
         242 American General Corp.                     17,046
      29,660 American International Group, Inc.      2,788,040
         772 Bank One Corp.                             39,613
     124,000 Bank of New York Co., Inc.              4,247,000
         883 BankAmerica Corp.                          57,561
         831 Chase Manhattan Corp.                      52,717
     136,421 Citigroup, Inc.                         6,846,629
     123,727 Conseco, Inc.                           4,098,457
     185,714 Federal Home Loan Mortgage Corp.       11,235,697
     155,000 Franklin Resources, Inc.                6,626,250
         493 MBIA Insurance Corp.                       31,922
         298 Marsh & McLennan Cos., Inc.                17,340
      30,400 Merrill Lynch & Co., Inc.               2,280,000
     135,300 Morgan Stanley, Dean Witter & Co.       9,437,175
      30,000 Progressive Corp., OH                   4,451,250
         680 SunTrust Banks, Inc.                       47,473
     100,000 Wells Fargo Co.                         3,600,000
                                                  ------------
             Total                                  55,953,419
                                                  ------------
             Healthcare--11.2%
     188,000 Abbott Laboratories                     9,024,000
         495 American Home Products Corp.               26,359
         636 Bristol-Myers Squibb Co.                   77,950
         259 (b)Elan Corp. PLC, ADR                     17,644

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Growth & Income Fund


   Shares                                              Value
-----------------------------------------------------------------
 Common Stocks--continued
             Healthcare--continued
      75,489 Johnson & Johnson                       $  6,133,481
         602 Lilly (Eli) & Co.                             53,992
      57,316 Merck & Co., Inc.                          8,876,816
         715 Pfizer, Inc.                                  79,812
     125,572 Schering Plough Corp.                     13,357,722
         703 Warner-Lambert Co.                            53,077
                                                     ------------
             Total                                     37,700,853
                                                     ------------
             Technology--16.7%
      67,795 (b)Cisco Systems, Inc.                     5,110,010
      50,335 (b)EMC Corp. Mass                          3,649,287
     125,764 Intel Corp.                               13,535,351
      37,967 International Business Machines Corp.      6,264,555
      48,150 Lucent Technologies, Inc.                  4,143,909
      38,720 (b)Microsoft Corp.                         4,723,840
     135,748 (b)Sun Microsystems, Inc.                 10,053,836
      50,872 Texas Instruments, Inc.                    3,885,349
      43,378 Xerox Corp.                                4,663,135
                                                     ------------
             Total                                     56,029,272
                                                     ------------
             Transportation--0.8%
      78,652 Burlington Northern Santa Fe               2,674,168
                                                     ------------


  Shares or
  Principal
   Amount                                                          Value
 Common Stocks--continued
             Utilities--2.9%
      55,506 Duke Energy Corp.                                   $  3,472,594
         646 Enron Corp.                                               33,955
      50,000 FPL Group, Inc.                                        3,062,500
      70,000 GPU, Inc.                                              3,066,875
       1,887 Southern Co.                                              55,667
       1,076 Texas Utilities Co.                                       47,949
                                                                 ------------
             Total                                                  9,739,540
                                                                 ------------
             Total Common Stocks
             (identified cost $164,826,365)                       318,396,369
                                                                 ------------
 U.S. Treasury Obligation--0.3%
 $ 1,100,000 (d)United States Treasury Bill, 12/17/1998
              (identified cost $1,097,701)                          1,097,932
                                                                 ------------
 (a) Repurchase Agreement--3.8%
  12,763,107 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                     12,763,107
                                                                 ------------
             Total Investments
             (identified cost $178,687,173)                      $332,257,408
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Wachovia Equity Index Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia Equity Index Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A9" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Wachovia Equity Index Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia Equity Index Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500).+


[GRAPHIC REPRESENTATION "A10" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund

                            Portfolio of Investments

                               November 30, 1998


   Shares                                                       Value
-------------------------------------------------------------------------
 Common Stocks--84.3%
             Basic Materials--3.2%
       1,607 (b)ASARCO, Inc.                                 $     31,136
       8,364 Air Products & Chemicals, Inc.                       318,877
       8,662 Alcan Aluminum, Ltd.                                 230,626
       6,713 Allegheny Teledyne, Inc.                             138,036
      21,597 Allied-Signal, Inc.                                  950,268
       6,637 Aluminum Co. of America                              491,968
       1,555 Armstrong World Industries, Inc.                     103,602
      14,224 Barrick Gold Corp.                                   284,480
       8,766 Battle Mountain Gold Co.                              41,091
       2,023 Bemis Co., Inc.                                       76,495
       4,297 (b)Bethlehem Steel Corp.                              35,450
       2,122 Boise Cascade Corp.                                   67,241
       3,660 Champion International Corp.                         152,119
       3,567 Cyprus Amax Minerals                                  40,575
       8,699 Dow Chemical Co.                                     847,065
      43,153 Du Pont (E.I.) de Nemours & Co.                    2,535,239
       2,991 Eastman Chemical Co.                                 173,291
       4,944 Ecolab, Inc.                                         152,955
       5,507 Engelhard Corp.                                      106,354
       1,420 (b)FMC Corp.                                          82,537
       7,210 Fort James Corp.                                     282,091
       7,588 Freeport-McMoRan Copper & Gold, Inc., Class B         99,118
       3,491 Georgia-Pacific Corp.                                198,114
       2,063 Goodrich (B.F.) Co.                                   78,265
       2,771 (b)Grace (W.R.) & Co.                                 45,721
       2,284 Great Lakes Chemical Corp.                            91,217
       3,780 Hercules, Inc.                                       124,267
       5,599 Homestake Mining Co.                                  60,189
       6,372 Inco Ltd.                                             73,676
       4,170 International Flavors & Fragrances, Inc.             174,619
      11,540 International Paper Co.                              501,269
       4,171 Louisiana-Pacific Corp.                               70,907
       3,992 Mead Corp.                                           121,007
      22,495 Monsanto Co.                                       1,019,305
       5,344 Morton International, Inc.                           157,314
       2,550 Nalco Chemical Co.                                    85,266
       5,964 Newmont Mining Corp.                                 118,534
       3,353 Nucor Corporation                                    140,826
       6,842 PPG Industries, Inc.                                 418,645
       2,305 Phelps Dodge Corp.                                   130,665


   Shares                                          Value
 Common Stocks--continued
             Basic Materials--continued
       9,214 Pioneer Hi-Bred International      $    275,844
       9,139 Placer Dome, Inc.                       133,087
       1,103 Potlatch Corp.                           41,707
       6,030 Praxair, Inc.                           230,271
       2,813 Reynolds Metals Co.                     154,363
       7,053 Rohm & Haas Co.                         246,414
       5,721 Rubbermaid, Inc.                        189,151
       2,985 (b)Sealed Air Corp.                     131,713
       3,826 Sigma-Aldrich Corp.                     122,910
       2,173 Temple-Inland, Inc.                     116,663
       3,271 USX-U.S. Steel Group, Inc.               79,935
       2,646 Union Camp Corp.                        171,163
       4,740 Union Carbide Corp.                     212,115
       3,891 Westvaco Corp.                          109,434
       7,609 Weyerhaeuser Co.                        381,401
       4,238 Willamette Industries, Inc.             148,065
       3,690 Worthington Industries, Inc.             44,972
                                                ------------
             Total                                13,639,628
                                                ------------
             Capital Goods--6.7%
       8,381 AMP, Inc.                               405,431
       1,073 Aeroquip-Vickers, Inc.                   39,030
       3,935 Avery Dennison Corp.                    188,634
       1,151 Ball Corp.                               49,205
      38,208 Boeing Co.                            1,552,184
         967 Briggs & Stratton Corp.                  48,773
       8,121 Browning-Ferris Industries, Inc.        239,569
       2,844 Case Corp.                               68,967
      14,364 Caterpillar, Inc.                       710,120
       4,661 Cooper Industries, Inc.                 228,972
       8,805 Corning, Inc.                           353,301
       2,628 Crane Co.                                84,917
       4,897 Crown Cork & Seal Co., Inc.             165,274
       5,100 Danaher Corp.                           232,687
       9,621 Deere & Co.                             336,134
       8,486 Dover Corp.                             302,314
       2,950 Eaton Corp.                             201,522
      16,922 Emerson Electric Co.                  1,099,930
       4,768 General Dynamics Corp.                  276,842
     123,820 General Electric Co.                 11,205,710
       3,794 Grainger (W.W.), Inc.                   160,296
       1,885 Harnischfeger Industries, Inc.           18,850

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund


   Shares                                                 Value
-------------------------------------------------------------------
 Common Stocks--continued
             Capital Goods--continued
       4,866 Honeywell, Inc.                           $    388,976
       9,517 Illinois Tool Works, Inc.                      604,924
       6,332 Ingersoll-Rand Co.                             296,417
       3,197 Johnson Controls, Inc.                         185,026
      12,542 Laidlaw, Inc.                                  124,636
       7,404 Lockheed Martin Corp.                          768,165
      12,590 Masco Corp.                                    363,536
       1,520 Milacron Inc.                                   30,780
       1,662 Millipore Corp.                                 46,744
      15,854 Minnesota Mining & Manufacturing Co.         1,273,274
       3,386 Moore Corp. Ltd.                                37,034
         311 NACCO Industries, Inc., Class A                 27,076
       1,720 National Service Industries, Inc.               66,435
       2,545 Northrop Corp.                                 206,781
       5,355 (b)Owens-Illinois, Inc.                        172,029
       4,855 Pall Corp.                                     112,879
       4,262 Parker-Hannifin Corp.                          148,104
      11,012 Pitney Bowes, Inc.                             616,672
       3,330 Raychem Corp.                                  113,428
       7,968 Rockwell International Corp.                   389,934
       6,496 Tenneco, Inc.                                  231,420
       6,296 Textron, Inc.                                  489,120
       5,733 (b)Thermo Electron Corp.                        96,744
       2,097 Thomas & Betts Corp.                            90,826
       2,402 Timken Co.                                      46,238
      23,882 Tyco International Ltd.                      1,571,734
       8,984 United Technologies Corp.                      962,972
      21,719 Waste Management, Inc.                         931,202
                                                       ------------
             Total                                       28,361,768
                                                       ------------
             Communication Services--6.8%
      68,658 AT&T Corp.                                   4,278,252
      21,422 (b)Airtouch Communications, Inc.             1,225,071
      10,601 Alltel Corp.                                   561,853
      41,968 Ameritech Corp.                              2,271,518
      59,242 Bell Atlantic Corp.                          3,295,336
      37,831 BellSouth Corp.                              3,300,755
       6,264 Frontier Corp.                                 188,703
      36,488 GTE Corp.                                    2,262,256
      67,629 (b)MCI Worldcom, Inc.                        3,990,140
      23,140 (b)MediaOne Group, Inc.                        937,170
       9,500 (b)NEXTEL Communications, Inc., Class A        204,250
      74,252 SBC Communications, Inc.                     3,559,455


   Shares                                              Value
 Common Stocks--continued
             Communication Services--continued
      16,425 Sprint Corp.                           $  1,194,919
      15,993 (b)Sprint PCS Group                         255,880
      18,922 U.S. West, Inc.                           1,177,894
                                                    ------------
             Total                                    28,703,452
                                                    ------------
             Consumer Cyclical--7.5%
       2,871 American Greetings Corp., Class A           121,479
       5,762 (b)AutoZone, Inc.                           173,580
       3,603 Black & Decker Corp.                        195,238
       3,972 Block (H&R), Inc.                           178,492
      30,186 (b)Cendant Corp.                            573,534
       2,214 Centex Corp.                                 79,012
       3,757 Circuit City Stores, Inc.                   135,956
       3,944 Clorox Co.                                  438,030
       4,070 (b)Consolidated Stores Corp.                 87,505
       3,004 Cooper Tire & Rubber Co.                     58,766
       1,460 Cummins Engine Co., Inc.                     54,202
       6,218 Dana Corp.                                  242,502
      16,612 Dayton-Hudson Corp.                         747,540
       3,145 Deluxe Corp.                                109,289
       4,263 Dillards, Inc., Class A                     146,541
       6,281 Dollar General Corp.                        149,566
       5,583 Donnelley (R.R.) & Sons Co.                 236,929
       3,662 Dow Jones & Co.                             175,089
       6,505 Dun & Bradstreet Corp.                      196,370
       7,980 (b)Federated Department Stores, Inc.        332,666
       1,372 Fleetwood Enterprises, Inc.                  46,219
       3,202 Fluor Corp.                                 137,086
      45,577 Ford Motor Co.                            2,518,129
       1,551 Foster Wheeler Corp.                         26,561
       2,796 (b)Fruit of the Loom, Inc., Class A          41,241
      10,816 Gannett Co., Inc.                           698,308
      15,346 Gap (The), Inc.                           1,128,890
      25,410 General Motors Corp.                      1,778,700
       6,872 Genuine Parts Co.                           226,346
       5,952 Goodyear Tire & Rubber Co.                  337,776
       2,700 Harcourt General, Inc.                      139,725
       4,845 Hasbro, Inc.                                169,878
       9,542 Hilton Hotels Corp.                         207,538
      55,716 Home Depot, Inc.                          2,771,871
       6,265 IMS Health, Inc.                            415,839
       4,520 ITT Industries, Inc.                        162,720
       4,753 Interpublic Group Cos., Inc.                326,769
       1,495 Jostens, Inc.                                35,039
      18,579 (b)K Mart Corp.                             283,330

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund


   Shares                                           Value
-------------------------------------------------------------
 Common Stocks--continued
             Consumer Cyclical--continued
       1,483 Kaufman & Broad Homes Corp.         $     37,353
       3,336 Knight-Ridder, Inc.                      171,595
       5,950 (b)Kohl's Corp.                          292,666
      10,362 Limited, Inc.                            299,850
       2,669 Liz Claiborne, Inc.                       90,412
      13,270 Lowe's Cos., Inc.                        560,657
       9,780 Marriott International, Inc.,
             Class A                                  287,287
       8,875 May Department Stores Co.                535,273
       3,762 Maytag Corp.                             203,618
       2,119 McDermott International, Inc.             56,816
       3,774 McGraw-Hill Cos., Inc.                   337,773
       2,042 Meredith Corp.                            79,255
       5,750 (b)Meyer (Fred), Inc.                    292,531
       2,786 (b)Navistar International Corp.           72,088
       7,318 New York Times Co., Class A              227,315
      11,018 Nike, Inc., Class B                      440,720
       5,894 Nordstrom, Inc.                          219,551
       6,170 Omnicom Group, Inc.                      329,709
       2,035 Owens Corning                             75,931
       2,970 PACCAR, Inc.                             135,135
       6,000 Paychex, Inc.                            298,500
       9,498 Penney (J.C.) Co., Inc.                  522,390
       2,412 Pep Boys-Manny Moe & Jack                 34,069
       1,614 Pulte Corp.                               41,056
       2,147 (b)Reebok International Ltd.              34,218
       1,392 Russell Corp.                             33,147
      14,944 Sears, Roebuck & Co.                     708,906
       9,600 Service Corp. International              358,800
       6,588 Sherwin-Williams Co.                     186,934
       2,334 Snap-On Tools Corp.                       79,356
         769 Springs Industries, Inc., Class A         29,943
       3,396 Stanley Works                            103,790
      11,000 (b)Staples, Inc.                         384,312
      12,460 TJX Cos., Inc.                           319,287
       4,703 TRW, Inc.                                258,959
       4,044 Tandy Corp.                              182,233
       3,655 Times Mirror Co., Class A                214,274
      10,886 (b)Toys 'R' Us, Inc.                     214,998
       4,684 Tribune Co.                              300,361
       2,337 Tupperware Corp.                          40,751
       4,794 V.F. Corp.                               235,206
       5,148 (b)Venator Group, Inc.                    40,540
      85,119 Wal-Mart Stores, Inc.                  6,410,525
       2,845 Whirlpool Corp.                          159,320
                                                 ------------
             Total                                 31,821,661
                                                 ------------


   Shares                                                Value
 Common Stocks--continued
             Consumer Staples--12.5%
       2,141 Alberto-Culver Co., Class B              $     54,863
       9,378 Albertsons, Inc.                              535,132
      10,391 American Stores Co.                           348,748
      18,767 Anheuser-Busch Cos., Inc.                   1,137,749
      22,440 Archer-Daniels-Midland Co.                    412,335
      10,104 Avon Products, Inc.                           410,475
      10,958 BestFoods                                     636,934
       2,633 Brown-Forman Corp., Class B                   191,551
       3,790 Brunswick Corp.                                83,380
      26,821 CBS Corp.                                     799,601
      14,826 CVS Corp.                                     732,034
      17,552 Campbell Soup Co.                           1,002,658
       9,402 (b)Clear Channel Communications, Inc.         439,543
      14,650 Coca Cola Enterprises, Inc.                   553,953
      94,649 Coca-Cola Co.                               6,631,346
      11,294 Colgate-Palmolive Co.                         967,049
      13,312 Comcast Corp., Class A                        645,632
      18,046 ConAgra, Inc.                                 567,321
       1,414 Coors Adolph Co., Class B                      70,346
       8,110 (b)Costco Cos., Inc.                          508,902
       5,838 Darden Restaurants, Inc.                       92,313
      77,289 Disney (Walt) Co.                           2,487,740
       6,538 Fortune Brands, Inc.                          222,701
       6,102 General Mills, Inc.                           460,701
      42,722 Gillette Co.                                1,962,542
       1,460 Great Atlantic & Pacific Tea Co., Inc.         39,876
       3,852 (b)Harrah's Entertainment, Inc.                59,947
      14,092 Heinz (H.J.) Co.                              821,740
       5,452 Hershey Foods Corp.                           366,647
      15,748 Kellogg Co.                                   576,770
      21,243 Kimberly-Clark Corp.                        1,117,913
       2,806 (b)King World Productions, Inc.                76,463
       9,707 (b)Kroger Co., Inc.                           515,078
       1,496 Longs Drug Stores Corp.                        53,295
      11,084 Mattel, Inc.                                  383,091
      26,255 McDonald's Corp.                            1,839,491
       6,823 (b)Mirage Resorts, Inc.                       101,492
       6,071 Newell Co.                                    268,642
      56,005 PepsiCo, Inc.                               2,166,693
      92,460 Philip Morris Cos., Inc.                    5,171,981
      51,548 Procter & Gamble Co.                        4,516,893
       5,242 Quaker Oats Co.                               321,728
      12,300 RJR Nabisco Holdings Corp.                    354,394
      12,198 Ralston Purina Co.                            424,643

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                               Value
-----------------------------------------------------------------
 Common Stocks--continued
             Consumer Staples--continued
       9,384 Rite Aid Corp.                          $    435,183
      18,000 (b)Safeway, Inc.                             950,625
      18,329 Sara Lee Corp.                             1,069,955
      14,148 Seagram Co. Ltd.                             485,453
       4,624 Super Valu Stores, Inc.                      119,357
      13,310 Sysco Corp.                                  358,538
      19,323 (b)Tele-Communications, Inc., Class A        816,397
      22,443 Time Warner, Inc.                          2,373,347
       5,840 (b)Tricon Global Restaurants, Inc.           266,085
       7,015 UST, Inc.                                    243,771
      24,428 Unilever N.V., ADR                         1,888,590
      13,467 (b)Viacom, Inc., Class B                     896,397
      18,785 Walgreen Co.                               1,008,520
       5,026 Wendy's International, Inc.                  100,520
       5,681 Winn-Dixie Stores, Inc.                      229,015
       4,435 Wrigley (Wm.), Jr. Co.                       390,834
                                                     ------------
             Total                                     52,764,913
                                                     ------------
             Energy--5.6%
       3,501 Amerada-Hess Corp.                           194,305
      37,458 Amoco Corp.                                2,207,681
       4,554 Anadarko Petroleum Corp.                     128,366
       3,447 Apache Corp.                                  79,281
       2,849 Ashland, Inc.                                138,533
      12,242 Atlantic Richfield Co.                       814,093
      11,995 Baker Hughes, Inc.                           219,658
      24,983 Chevron Corp.                              2,089,203
      93,011 Exxon Corp.                                6,981,638
      16,356 Halliburton Co.                              480,457
       1,906 Helmerich & Payne, Inc.                       32,878
       1,819 Kerr-McGee Corp.                              71,851
      29,990 Mobil Corp.                                2,584,763
       4,200 New Century Energies, Inc.                   201,863
      12,641 Occidental Petroleum Corp.                   255,980
       4,023 (b)Oryx Energy Co.                            55,568
      10,053 Phillips Petroleum Co.                       422,226
       3,302 (b)Rowan Companies, Inc.                      32,401
      81,826 Royal Dutch Petroleum Co., ADR             3,845,822
      20,691 Schlumberger Ltd.                            924,629
       8,780 Sempra Energy                                220,049
       2,769 Sunoco, Inc.                                  93,800
      20,156 Texaco, Inc.                               1,160,230
       9,684 Union Pacific Resources Group, Inc.          108,340
       9,426 Unocal Corp.                                 319,306
                                                     ------------
             Total                                     23,662,921
                                                     ------------


   Shares                                                 Value
 Common Stocks--continued
             Finance--13.8%
       6,381 AON Corp.                                 $    367,705
       5,717 Aetna Services, Inc.                           441,996
      33,206 Allstate Corp.                               1,353,145
      17,889 American Express Co.                         1,790,018
       9,475 American General Corp.                         667,395
      40,138 American International Group, Inc.           3,772,972
      13,020 Associates First Capital Corp., Class A      1,013,933
      10,160 BB&T Corp.                                     375,285
      44,995 Bank One Corp.                               2,308,806
      28,962 Bank of New York Co., Inc.                     991,949
      66,335 BankAmerica Corp.                            4,324,213
      11,118 BankBoston Corp.                               462,787
       3,798 Bankers Trust Corp.                            330,426
       4,170 Bear Stearns Cos., Inc.                        175,140
       8,472 CIGNA Corp.                                    659,228
       2,340 Capital One Financial Corp.                    257,400
      32,320 Chase Manhattan Corp.                        2,050,300
       6,581 Chubb Corp.                                    461,081
       6,270 Cincinnati Financial Corp.                     244,922
      87,359 Citigroup, Inc.                              4,384,330
       6,040 Comerica, Inc.                                 389,580
      11,919 Conseco, Inc.                                  394,817
       4,089 Countrywide Credit Industries, Inc.            202,406
      26,521 Federal Home Loan Mortgage Corp.             1,604,521
      39,488 Federal National Mortgage Association        2,872,752
      10,009 Fifth Third Bancorp                            664,347
      36,434 First Union Corp.                            2,213,366
      20,680 Fleet Financial Group, Inc.                    862,098
       9,300 Franklin Resources, Inc.                       397,575
       3,038 General RE Corp.                               709,373
       2,165 Golden West Financial Corp.                    204,998
       9,004 Hartford Financial Services Group, Inc.        496,908
      18,450 Household International, Inc.                  721,856
       8,014 Huntington Bancshares, Inc.                    237,415
       6,827 J.P. Morgan & Co., Inc.                        729,636
       4,053 Jefferson-Pilot Corp.                          276,617
      16,578 KeyCorp                                        508,737
       3,884 Lehman Brothers Holdings, Inc.                 193,957
       3,890 Lincoln National Corp.                         325,544
       4,388 Loews Corp.                                    438,800

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund


   Shares                                                    Value
----------------------------------------------------------------------
 Common Stocks--continued
             Finance--continued
       3,406 MBIA Insurance Corporation                   $    220,539
      28,687 MBNA Corp.                                        650,848
       4,355 MGIC Investment Corp.                             191,348
       9,645 Marsh & McLennan Cos., Inc.                       561,218
       9,601 Mellon Bank Corp.                                 604,263
       4,960 Mercantile Bancorporation, Inc.                   218,550
      12,645 Merrill Lynch & Co., Inc.                         948,375
      22,399 Morgan Stanley, Dean Witter & Co.               1,562,330
      12,212 National City Corp.                               821,257
       4,200 Northern Trust Corp.                              339,150
      11,714 PNC Bank Corp.                                    604,003
       2,751 Progressive Corp., OH                             408,180
       5,100 Provident Cos., Inc.                              196,031
       3,578 Providian Financial Corp.                         328,505
       7,500 Regions Financial Corp.                           290,625
       4,184 Republic New York Corp.                           195,602
       4,821 SAFECO Corp.                                      207,002
       5,790 SLM Holding Corp.                                 254,760
      10,098 Schwab (Charles) Corp.                            569,275
       8,788 St. Paul Cos., Inc.                               309,777
       6,128 State Street Corp.                                420,534
       6,600 Summit Bancorp                                    275,963
       7,444 SunAmerica, Inc.                                  589,937
       8,160 SunTrust Banks, Inc.                              569,670
      10,005 Synovus Financial Corp.                           220,735
       5,282 Torchmark Corp.                                   200,716
       2,415 Transamerica Corp.                                256,594
      28,017 U.S. Bancorp, Inc.                              1,031,376
       5,325 UNUM Corp.                                        286,884
       4,425 Union Planters Corp.                              210,741
       7,777 Wachovia Corp.                                    679,029
         301 Waddell & Reed Financial, Inc., Class A             7,176
       1,294 (b)Waddell & Reed Financial, Inc., Class B         30,237
      22,476 Washington Mutual, Inc.                           870,945
      62,154 Wells Fargo Co.                                 2,237,544
                                                          ------------
             Total                                          58,248,053
                                                          ------------
             Healthcare--10.4%
      58,724 Abbott Laboratories                             2,818,752
       2,474 Allergan, Inc.                                    150,605
       3,244 (b)Alza Corp.                                     169,499
      49,500 American Home Products Corp.                    2,635,875


   Shares                                                 Value
 Common Stocks--continued
             Healthcare--continued
      10,118 (b)Amgen, Inc.                            $    761,380
       2,191 Bard (C.R.), Inc.                              100,375
       2,115 Bausch & Lomb, Inc.                            117,383
      10,665 Baxter International, Inc.                     677,894
       9,324 Becton, Dickinson & Co.                        396,270
       4,245 Biomet, Inc.                                   162,371
       7,409 (b)Boston Scientific Corp.                     366,746
      38,036 Bristol-Myers Squibb Co.                     4,661,787
       7,613 Cardinal Health, Inc.                          522,442
      24,956 Columbia/HCA Healthcare Corp.                  614,542
       5,655 Guidant Corp.                                  485,270
       4,103 (b)HCR Manor Care, Inc.                        130,270
      14,997 (b)Healthsouth Corp.                           201,522
       6,247 (b)Humana, Inc.                                123,769
      50,782 Johnson & Johnson                            4,126,038
      42,452 Lilly (Eli) & Co.                            3,807,414
       2,800 Mallinckrodt, Inc.                              90,475
      17,845 Medtronic, Inc.                              1,207,883
      45,452 Merck & Co., Inc.                            7,039,379
      49,326 Pfizer, Inc.                                 5,506,015
      19,374 Pharmacia & Upjohn, Inc.                     1,008,659
      27,958 Schering Plough Corp.                        2,974,032
       3,504 (b)St. Jude Medical, Inc.                      101,835
      11,556 (b)Tenet Healthcare Corp.                      341,624
       7,158 United Healthcare Corp.                        323,005
      31,065 Warner-Lambert Co.                           2,345,408
                                                       ------------
             Total                                       43,968,519
                                                       ------------
             Technology--14.3%
      13,152 (b)3Com Corp.                                  508,818
       2,781 Adobe System, Inc.                             124,450
       5,378 (b)Advanced Micro Devices, Inc.                148,903
       3,442 (b)Andrew Corp.                                 55,072
       4,859 (b)Apple Computer, Inc.                        155,184
      13,912 (b)Applied Materials, Inc.                     539,090
       8,200 (b)Ascend Communications                       460,738
       1,828 Autodesk, Inc.                                  66,494
      11,174 Automatic Data Processing, Inc.                860,398
       7,500 (b)BMC Software, Inc.                          382,969
       6,017 (b)Cabletron Systems, Inc.                      84,238
       3,080 (b)Ceridian Corp.                              200,393
      59,047 (b)Cisco Systems, Inc.                       4,450,668
      63,206 Compaq Computer Corp.                        2,054,195
      20,832 Computer Associates International, Inc.        921,816
       5,888 (b)Computer Sciences Corp.                     336,352

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund


   Shares                                               Value
-----------------------------------------------------------------
 Common Stocks--continued
             Technology--continued
       1,826 (b)Data General Corp.                   $     33,096
      48,992 (b)Dell Computer Corp.                     2,979,326
       1,746 EG & G, Inc.                                  48,779
      18,828 (b)EMC Corp. Mass                          1,365,030
      12,433 Eastman Kodak Co.                            902,170
      19,000 Electronic Data Systems Corp.                741,000
       5,758 Equifax, Inc.                                238,957
      16,931 First Data Corp., Class                      451,846
       5,600 (b)Gateway 2000, Inc.                        314,300
       5,622 (b)General Instrument Corp.                  158,119
      15,080 HBO & Co.                                    376,058
       3,040 Harris Corp.                                 115,330
      39,693 Hewlett-Packard Co.                        2,490,736
       5,069 Ikon Office Solutions, Inc.                   49,423
      64,495 Intel Corp.                                6,941,274
      35,873 International Business Machines Corp.      5,919,045
       3,194 (b)KLA-Tencor Corp.                          108,796
       5,416 (b)LSI Logic Corp.                            83,948
      49,904 Lucent Technologies, Inc.                  4,294,863
       8,039 Micron Technology, Inc.                      332,111
      93,656 (b)Microsoft Corp.                        11,426,032
      22,718 Motorola, Inc.                             1,408,516
       5,540 (b)National Semiconductor Corp.               79,638
      24,562 Northern Telecom Ltd.                      1,146,738
      13,321 (b)Novell, Inc.                              220,629
      37,391 (b)Oracle Corp.                            1,280,642
       9,722 (b)Parametric Technology Corp.               165,274
       8,050 (b)Peoplesoft, Inc.                          165,528
       1,671 Perkin-Elmer Corp.                           155,821
       1,739 Polaroid Corp.                                36,954
      12,919 Raytheon Co., Class B                        715,390
       2,959 Scientific-Atlanta, Inc.                      57,331
       9,332 (b)Seagate Technology, Inc.                  275,294
         952 Shared Medical Systems Corp.                  49,861
       6,755 (b)Silicon Graphics, Inc.                     82,749
      14,076 (b)Sun Microsystems, Inc.                  1,042,504
       1,912 Tektronix, Inc.                               51,266
       6,907 (b)Tellabs, Inc.                             373,410
      14,630 Texas Instruments, Inc.                    1,117,366
       9,494 (b)Unisys Corp.                              270,579
      12,407 Xerox Corp.                                1,333,753
                                                     ------------
             Total                                     60,749,260
                                                     ------------
             Transportation--0.8%
       7,016 (b)AMR Corp.                                 462,618


   Shares                                                Value
 Common Stocks--continued
             Transportation--continued
      17,808 Burlington Northern Santa Fe             $    605,472
       8,313 CSX Corp.                                     346,548
       5,608 Delta Air Lines, Inc.                         301,080
       5,576 (b)FDX Corp.                                  361,743
      14,385 Norfolk Southern Corp.                        436,944
       2,967 Ryder Systems, Inc.                            84,745
      12,534 Southwest Airlines Co.                        269,481
       3,001 (b)USAir Group, Inc.                          156,052
       9,428 Union Pacific Corp.                           458,437
                                                      ------------
             Total                                       3,483,120
                                                      ------------
             Utilities--2.7%
       5,850 (b)AES Corp.                                  267,638
       5,228 Ameren Corp.                                  215,328
       7,219 American Electric Power Co., Inc.             334,781
       5,635 Baltimore Gas & Electric Co.                  172,924
       6,727 Burlington Resources, Inc.                    239,649
       5,775 Carolina Power & Light Co.                    267,816
       8,099 Central & SouthWest Corp.                     222,723
       6,017 Cinergy Corp.                                 207,963
       8,090 Coastal Corp.                                 282,139
       3,169 Columbia Energy Group                         179,841
       8,969 Consolidated Edison Co.                       455,737
       3,639 Consolidated Natural Gas Co.                  197,643
       5,537 DTE Energy Co.                                241,552
       7,090 Dominion Resources, Inc.                      327,469
      13,732 Duke Energy Corp.                             859,108
         777 Eastern Enterprises                            31,517
      15,148 Edison International                          416,570
      11,677 Enron Corp.                                   613,772
       9,207 Entergy Corp.                                 269,880
       6,949 FPL Group, Inc.                               425,626
       8,772 FirstEnergy Corp.                             271,384
       4,608 GPU, Inc.                                     201,888
      10,886 Houston Industries, Inc.                      344,270
       1,854 NICOR, Inc.                                    77,984
       5,511 Niagara Mohawk Power Corp.                     84,732
       5,632 Northern States Power Co.                     153,120
       1,068 ONEOK, Inc.                                    37,180
      14,514 P G & E Corp.                                 449,027
       6,301 P P & L Resources, Inc.                       172,096
      11,302 Pacificorp                                    211,913
       8,492 Peco Energy Co.                               340,742
       1,801 Pennzoil Co.                                   66,862
       1,338 Peoples Energy Corp.                           50,426
       8,851 Public Service Enterprises Group, Inc.        345,189

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Equity Index Fund


  Shares or
  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Common Stocks--continued
             Utilities--continued
       3,272 Sonat, Inc.                                           $     97,138
      26,134 Southern Co.                                               770,953
      10,576 Texas Utilities Co.                                        471,293
      10,992 USX Corp.                                                  311,898
       8,253 Unicom Corp.                                               311,035
      15,592 Williams Cos., Inc. (The)                                  449,245
                                                                   ------------
             Total                                                   11,448,051
                                                                   ------------
             Total Common Stocks (identified cost $172,362,239)     356,851,346
                                                                   ------------
 U.S. Government Agencies--5.9%
 $15,000,000 (d)Federal Home Loan Mortgage Corp., 12/18/1998         14,965,350
  10,000,000 (d)Federal National Mortgage Association, 12/9/1998      9,989,100
                                                                   ------------
             Total U.S. Government Agencies (identified cost
             $15,963,044)                                            24,954,450
                                                                   ------------


  Principal
   Amount                                                           Value
 U.S. Treasury Obligation--0.9%
 $ 3,500,000 (d)United States Treasury Bill, 2/17/1998
              (identified cost $3,492,662)                       $  3,493,420
                                                                 ------------
 (a) Repurchase Agreement--9.2%
  38,843,803 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                     38,843,803
                                                                 ------------
             Total Investments (identified cost $230,661,748)    $424,143,019
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 Wachovia Special Values Fund (Class A Shares)

  Growth of $10,000 Invested in Wachovia Special Values Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998 compared to the Russell 2000 Small Stock Index (Russell 2000 Index).+


[GRAPHIC REPRESENTATION "A11" OMMITTED - SEE APPENDIX]




Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 Wachovia Special Values Fund (Class Y Shares)

  Growth of $10,000 Invested in Wachovia Special Values Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Russell 2000 Small Stock Index (Russell 2000 Index).+


[GRAPHIC REPRESENTATION "A12" OMMITTED - SEE APPENDIX]




Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Wachovia Special Values Fund

                            Portfolio of Investments

                               November 30, 1998


   Shares                                            Value
---------------------------------------------------------------
 Common Stocks--85.8%
            Basic Materials--11.1%
     41,000 AK Steel Holding Corp.                 $    786,687
     85,000 (b)American Pacific Corp.                   584,375
     54,400 Barrick Gold Corp.                        1,088,000
    153,000 Battle Mountain Gold Co.                    717,187
     20,800 Calgon Carbon Corp.                         150,800
     45,000 Cleveland Cliffs, Inc.                    1,712,812
     58,000 Deltic Timber Corp.                       1,160,000
     15,300 Furon Co.                                   262,969
     53,500 Greif Brothers Corp., Class A             1,725,375
    101,000 Homestake Mining Co.                      1,085,750
     98,400 LTV Corp.                                   541,200
      5,600 Lafarge Corp.                               207,550
      7,000 Lone Star Industries, Inc.                  529,812
      4,400 Lone Star Industries, Inc., Warrants        253,000
     65,000 (b)Midwest Grain Products, Inc.             877,500
     34,000 Mississippi Chemical Corp.                  535,500
     13,500 NCH Corp.                                   756,000
     60,000 Roanoke Electric Corp.                      870,000
     80,000 Rock-Tenn Co.                             1,305,000
    102,500 (b)Steel West Virginia, Inc.              1,076,250
     13,000 Texas Industries, Inc.                      376,187
                                                   ------------
            Total                                    16,601,954
                                                   ------------
            Capital Goods--10.3%
     77,600 Amcast Industrial Corp.                   1,362,850
     35,000 Ampco-Pittsburgh Corp.                      422,187
    150,000 (b)Ansaldo Signal NV                        600,000
     28,000 (b)BFC Construction Corp.                   222,250
     24,000 Blount International, Inc., Class A         555,000
     46,250 Butler Manufacturing Co.                  1,075,312
      9,500 Cascade Corp.                               133,000
    125,000 (b)Emcor Group, Inc.                      2,046,875
     12,000 Franklin Electronics, Inc.                  783,000
     72,000 (b)Harding Lawson Associates Group          504,000
     30,000 (b)Kaiser Ventures, Inc.                    300,000
     46,900 Millipore Corp.                           1,319,062
    110,000 (b)Morrison Knudsen Corp.                 1,058,750
     10,790 Primex Technologies, Inc.                   437,669
     50,950 Smith (A.O.) Corp.                        1,267,381
     14,000 Smith Investment Co.                        614,250
     73,375 (b)Supreme Industries, Inc.                 706,234
    100,000 (b)Todd Shipyards Corp.                     500,000


   Shares                                              Value
 Common Stocks--continued
            Capital Goods--continued
     62,800 Twin Disc, Inc.                          $  1,365,900
      6,250 Varlen Corp.                                  164,844
                                                     ------------
            Total                                      15,438,564
                                                     ------------
            Consumer Cyclical--13.9%
     16,000 Allen Organ Co., Class B                      600,000
     43,500 Boston Acoustics, Inc.                      1,068,469
     63,000 (b)Buckhead America Corp.                     330,750
     34,900 CPI Corp.                                     745,987
     13,800 Cadmus Communications Corp.                   222,525
      7,100 Capital Southwest Corp.                       616,812
    163,500 Cavalier Homes, Inc.                        1,767,844
     96,000 Cordiant Communications Group PLC, ADR        870,000
     59,000 Enesco Group, Inc.                          1,423,375
     65,700 GP Strategies Corp.                           944,437
      4,000 Grey Advertising, Inc.                      1,440,000
      6,300 (b)Gtech Holdings Corp.                       157,894
    113,900 Intermet Corp.                              1,559,006
    100,000 Johns Manville Corp.                        1,443,750
     56,000 (b)K Mart Corp.                               854,000
    275,000 (b)Oneita Industries, Inc.                     27,500
     75,200 (b)Powerhouse Technologies, Inc.              893,000
     84,700 (b)Racing Champions Corp.                   1,228,150
     43,100 Raven Industries, Inc.                        732,700
     12,300 Russell Corp.                                 292,894
     60,000 (b)Saatchi & Saatchi PLC, ADR                 660,000
     33,100 Skyline Corp.                               1,075,750
     32,700 (b)Sport-Haley, Inc.                          343,350
     11,000 Velcro Industries N.V.                      1,493,937
                                                     ------------
            Total                                      20,792,130
                                                     ------------
            Consumer Staples--7.4%
     52,000 (b)Alltrista Corp.                          1,189,500
     40,920 (b)Chris Craft Industries, Inc.             1,892,550
     21,000 (b)Craig Corp.                                182,437
     12,500 (b)Emmis Broadcasting Corp., Class A          430,469
     20,000 Eskimo Pie Corp.                              226,250
     29,000 (b)GC Cos., Inc.                            1,167,250
    175,000 (b)Host Marriott Services Corp.             1,914,062
    132,400 (b)M & F Worldwide Corp.                    1,257,800
     37,500 National Presto Industries, Inc.            1,549,219

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Wachovia Special Values Fund


   Shares                                                  Value
---------------------------------------------------------------------
 Common Stocks--continued
            Consumer Staples--continued
     64,500 (b)On Command Corp.                          $    528,094
    110,000 (b)Spaghetti Warehouse, Inc.                      804,375
                                                         ------------
            Total                                          11,142,006
                                                         ------------
            Energy--3.6%
      7,600 (b)Atwood Oceanics, Inc.                          142,500
     65,000 Berry Petroleum Co., Class A                      845,000
    131,500 (b)EEX Corp.                                      468,469
    127,765 (b)Forest Oil Corp.                             1,086,003
     57,000 Holly Corp.                                       926,250
    135,200 (b)Kaneb Services, Inc.                           616,850
     94,000 Snyder Oil Corp.                                1,210,250
     27,900 Wiser Oil Co.                                      90,675
                                                         ------------
            Total                                           5,385,997
                                                         ------------
            Finance--17.6%
     66,000 Argonaut Group, Inc.                            1,650,000
     54,000 (b)CNA Surety Corp.                               793,125
     47,900 Capital Re Corp.                                  946,025
    106,100 Charter Municipal Mortgage Acceptance Co.       1,326,250
    193,400 (b)Danielson Holding Corp.                        701,075
     12,700 Duff & Phelps Credit Rating                       661,988
     70,000 Eaton Vance Corp.                               1,701,875
     52,600 Financial Security Assurance Holdings Ltd.      2,886,425
     13,600 Fund American Enterprises, Inc.                 1,927,800
     29,000 (b)Healthcare Recoveries, Inc.                    482,125
     34,000 IPC Holdings Ltd.                                 828,750
     83,380 Insignia Properties Trust                       1,031,828
     59,000 John Nuveen & Co., Inc., Class A                2,183,000
     80,000 Leucadia National Corp.                         2,460,000
     26,600 Liberty Corp.                                   1,290,100
     50,000 Merchants Group, Inc.                           1,068,750
     24,000 NAC Re Corp.                                    1,146,000
     82,000 PXRE Corp.                                      1,819,375
      6,196 Reliastar Financial Corp.                         291,212
     60,000 (b)Standard Management Corp.                      390,000
     10,000 Stewart Information Services Corp.                494,375
     32,000 Unico American Corp.                              338,000
                                                         ------------
            Total                                          26,418,078
                                                         ------------
            Healthcare--2.7%
     58,400 (b)America Service Group, Inc.                    576,700
     10,000 (b)Astrosystems, Inc.                              25,625
     24,200 (b)Hanger Orthopedic Group, Inc.                  580,800
     42,750 (b)Healthcare Services Group, Inc.                390,094


   Shares                                               Value
 Common Stocks--continued
            Healthcare--continued
    257,200 (b)Medaphis Corp.                         $    739,450
      5,000 Mine Safety Appliances Co.                     325,000
     48,350 (b)NovaCare, Inc.                              151,094
     41,400 (b)Sunrise Medical, Inc.                       527,850
     63,950 (b)Thermotrex Corp.                            671,475
                                                      ------------
            Total                                        3,988,088
                                                      ------------
            Real Estate--3.2%
     60,800 Aegis Realty, Inc.                             608,000
     33,600 Consolidated Tomoka Co.                        432,600
     79,800 Forest City Enterprises, Inc.,
            Class A                                      1,955,100
      3,900 Forest City Enterprises, Inc.,
            Class B                                         99,450
     84,000 Lexford Residential Trust                    1,638,000
      9,131 Price Enterprises, Inc.                         50,221
                                                      ------------
            Total                                        4,783,371
                                                      ------------
            Technology--13.7%
     45,000 (b)4Front Software, International, Inc.        360,000
     49,000 (b)Anacomp, Inc.                               698,250
    149,500 (b)Cypress Semiconductor Corp.               1,523,031
    125,000 (b)ESCO Electronics Corp.                    1,234,375
     58,000 (b)Electroglas, Inc.                           841,000
     47,500 (b)Evans & Sutherland Computer Co.             926,250
     60,000 (b)Exar Corp.                                1,035,000
     61,700 (b)FSI International, Inc.                     482,031
     21,000 (b)Intuit, Inc.                              1,215,375
     46,500 (b)Kulicke & Soffa Industries                  793,406
     34,000 Moore Products Co.                             782,000
     60,900 Nam Tai Electronics, Inc.                      761,250
    100,000 (b)Novell, Inc.                              1,656,250
    117,013 (b)Phoenix Technology, Ltd.                    819,088
     57,000 (b)Remedy Corp.                                594,938
     85,000 Salient 3 Communications, Inc., Class A        850,000
     87,000 (b)Silicon Valley Group, Inc.                1,071,188
    130,600 United Industrial Corp.                      1,297,838
     37,700 (b)Vertex Communications Corp.                 673,888
    115,500 (b)Wang Laboratories, Inc.                   2,945,250
                                                      ------------
            Total                                       20,560,408
                                                      ------------
            Transportation--1.7%
    115,000 (b)Consolidated Freightways Corp.            1,444,688
     30,000 (b)Kirby Corp.                                 596,250
     64,000 Pittston Burlington Group                      556,000
                                                      ------------
            Total                                        2,596,938
                                                      ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Wachovia Special Values Fund


 Shares or
 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Common Stocks--continued
            Utilities--0.6%
     40,250 UGI Corp.                                             $    981,094
                                                                  ------------
            Total Common Stocks (identified cost $123,939,250)     128,688,628
                                                                  ------------
 Corporate Bond--0.1%
            Industrial Services--0.1%
   $250,000 American Rice Inc., Mtg. Bond, 13.00%, 7/31/2002
            (identified cost $237,042)                                 137,500
                                                                  ------------
 Open End Investment Company--0.4%
    130,000 Royce Global Trust, Inc. (identified cost $604,500)
            (at net asset value)                                       625,625
                                                                  ------------
 Preferred Stocks--1.1%
            Consumer Staples--0.7%
    137,000 (b)Craig Corp., Pfd.                                     1,138,813
                                                                  ------------
            Services--0.4%
     40,000 Price Enterprises, Inc., Cumulative Pfd., Series A,
            $1.40                                                      540,000
                                                                  ------------
            Total Preferred Stocks (identified cost $799,436)        1,678,813
                                                                  ------------


  Principal
   Amount                                                           Value
 U.S. Treasury Obligation--0.4%
 $   510,000 United States Treasury Bill, 12/17/1998
             (identified cost $508,948)                          $    509,041
                                                                 ------------
 (a) Repurchase Agreement--12.4%
  18,603,968 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                     18,603,968
                                                                 ------------
             Total Investments (identified cost $144,693,144)    $150,243,575
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                Wachovia Emerging Markets Fund (Class A Shares)

 Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1998 compared to the International Finance Corporation Investable Index (Total Return Series) (IFCI).+


[GRAPHIC REPRESENTATION "A13" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                Wachovia Emerging Markets Fund (Class Y Shares)

 Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the International Finance Corporation Investable Index (Total Return Series) (IFCI).+


[GRAPHIC REPRESENTATION "A14" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Emerging Markets Fund

                            Portfolio of Investments

                               November 30, 1998

                                                                 Value in
   Shares                                                     U.S. Dollars
---------------------------------------------------------------------------
 Common Stocks--85.4%
            Argentina--6.3%
    100,000 Banco Del Suquia SA                                $    146,020
     35,000 Banco de Galicia y Buenos Aires S.A. de C.V.,
            Class B, ADR                                            752,500
    339,258 Compania Naviera Perez Companc SA, Class B            1,764,389
     11,000 IRSA Inversiones y Representaciones S.A., GDR           308,000
     20,000 Importadora y Exportadora de la Patagonia               188,026
     50,000 Quilmes Industrial SA, ADR                              471,875
    175,455 Siderca S.A., Class A                                   256,200
     80,000 Telecom Argentina S.A., ADR                           2,440,000
     81,000 YPF Sociedad Anonima, ADR                             2,389,500
                                                               ------------
            Total                                                 8,716,510
                                                               ------------
            Brazil--5.1%
     25,000 Aracruz Cellulose, ADR                                  270,313
     20,000 Companhia Brasileira de Distribuicao Grp, ADR           401,250
     57,000 Companhia Vale Do Rio Doce                              593,305
     90,000 (b)Embratel Participacoes S.A., ADR                   1,440,000
      7,700 (b)Tele Celular Sul Participacoes SA, ADR               175,175
     13,000 (b)Tele Centro Sul Participacoes S.A., ADR              741,813
      3,000 (b)Tele Leste Celular Participacoes SA, ADR             125,438
      3,800 (b)Tele Nordeste Celular Participacoes SA, ADR           99,513
     60,000 (b)Tele Norte Leste Participacoes S.A., ADR           1,020,000
      9,000 (b)Tele Sudeste Celular Participacoes S.A., ADR         243,000
     29,000 (b)Telesp Celular Participacoes S.A., ADR               761,250
     49,000 (b)Telesp Participacoes S.A., ADR                     1,310,750
                                                               ------------
            Total                                                 7,181,807
                                                               ------------
            Chile--4.0%
     50,000 Banco de A. Edwards, ADR                                606,250
     25,800 Compania Cervecerias Unidas SA, ADR                     554,700

                                                                   Value in
   Shares                                                       U.S. Dollars
 Common Stocks--continued
            Chile--continued
     50,000 Compania Telecomunicacion Chile, ADR                 $  1,159,375
     20,600 Cristalerias de Chile, ADR                                285,825
     25,000 (b)Distribucion y Servicio D&S S.A., ADR                  346,875
     32,000 Embotelladora Andina S.A., Class B, ADR                   452,000
     25,000 Enersis S.A., ADR                                         584,375
     48,542 Gener S.A., ADR                                           837,350
     40,000 (b)Quinenco SA, ADR                                       380,000
     10,000 Sociedad Quimica Y Minera De Chile, ADR                   385,000
                                                                 ------------
            Total                                                   5,591,750
                                                                 ------------
            China--1.1%
  1,100,000 GZI Transportation Ltd.                                   240,087
  1,500,000 Guangshen Railway Co. Ltd., Class H                       224,719
  2,200,000 Harbin Power Equipment Co., Class H                       164,794
     11,500 (b)Huaneng Power International Inc., Class N, ADR         171,063
  2,000,000 Maanshan Iron & Steel Co., Class H                         98,153
  2,350,000 Qingling Motors Co., Class H                              464,355
  1,000,000 Shanghai Petrochemical Co. Ltd., Class H                  104,610
  1,000,000 Yizheng Chemical Fibre Co.                                 90,404
                                                                 ------------
            Total                                                   1,558,185
                                                                 ------------
            Colombia--0.2%
     29,200 Bancolombia S.A., ADR                                     146,000
    100,000 Cementos Diamante S.A.                                    151,907
                                                                 ------------
            Total                                                     297,907
                                                                 ------------
            Croatia--1.7%
    120,000 (b)(e)Pliva D.D., GDR                                   1,881,996
     33,250 (b)(e)Zagrebacka Banka, GDR                               495,425
                                                                 ------------
            Total                                                   2,377,421
                                                                 ------------
            Czech Republic--1.2%
      7,100 (b)Ceske Radiokomunikace, GDR                             207,320
    100,000 (b)SPT Telecom A.S.                                     1,471,061
                                                                 ------------
            Total                                                   1,678,381
                                                                 ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Emerging Markets Fund

                                                             Value in
   Shares                                                 U.S. Dollars
-----------------------------------------------------------------------
 Common Stocks--continued
            Dominican Republic--0.2%
     40,000 (b)Tricom SA, ADR                              $    210,000
                                                           ------------
            Egypt--2.0%
     47,000 (b)Al-Ahram Beverages Co, GDR                     1,458,208
     50,000 (b)Commercial International Bank Egypt, GDR         381,250
      6,000 Egypt International Pharmaceuticals                 308,433
     23,000 (b)(e)MI Bank, GDR                                  196,075
     23,000 (b)(e)Paints & Chemical Industry, GDR               171,925
     20,000 (b)Suez Cement Co., Class S, GDR                    287,000
                                                           ------------
            Total                                             2,802,891
                                                           ------------
            Estonia--0.2%
     55,000 (b)(e)Eesti Uhispank, GDR                           303,875
                                                           ------------
            Greece--3.9%
     11,222 Alpha Credit Bank                                 1,064,182
     14,360 Goody's S.A.                                        383,310
     23,000 Hellenic Bottling Co., S.A.                         613,937
     24,000 Hellenic Cables S.A.                                194,718
     34,800 Hellenic Technodomiki                               240,173
     26,188 Hellenic Telecommunication Organization SA          653,044
      5,314 National Bank of Greece                             949,808
     39,232 Sarantis SA                                         500,183
     11,700 Titan Cement Co.                                    862,953
                                                           ------------
            Total                                             5,462,308
                                                           ------------
            Hong Kong--3.2%
     77,000 CLP Holdings Ltd.                                   404,740
     50,000 Cheung Kong                                         360,003
    300,000 (b)China Telecommunications                         598,605
    240,000 Citic Pacific Ltd.                                  543,975
    750,000 Cosco Pacific Ltd.                                  339,016
    130,000 Dao Heng Bank Group Ltd.                            379,439
     24,300 HSBC Holdings PLC                                   622,956
     55,000 Hong Kong Electric Holdings Ltd.                    182,907
     50,000 Hutchison Whampoa                                   356,774
     20,000 Sun Hung Kai Properties                             143,355
    109,000 VTech Holdings Ltd.                                 471,587
                                                           ------------
            Total                                             4,403,357
                                                           ------------
            Hungary--4.0%
     10,000 (b)(e)BorsodChem RT, GDR                            260,000
      8,000 Danubius Hotels Rt                                  161,958

                                                          Value in
   Shares                                              U.S. Dollars
 Common Stocks--continued
            Hungary--continued
     35,000 (b)Euronet Services, Inc., ADR              $    133,438
     30,000 (b)(e)Gedeon Richter, GDR                      1,155,000
     35,000 (b)(e)MOL Magyar Olay, GDR                       816,347
     80,000 (b)Matav RT, ADR                               2,185,000
     15,000 OTP Bank RT, GDR                                 636,000
      7,000 Pick Szeged Rt                                   286,133
                                                        ------------
            Total                                          5,633,876
                                                        ------------
            India--0.9%
     14,200 Bajaj Auto Ltd., GDR                             211,580
     13,800 BSES, GDR                                        167,325
     16,500 Indian Hotels Co. Ltd., GDR                      155,513
     24,500 Larsen & Toubro Ltd., GDR                        164,150
     11,000 Ranbaxy Labs, GDR                                156,200
     26,000 (b)(e)Reliance Industries Ltd., GDR              133,250
     27,000 (b)(e)State Bank of India, GDR                   218,025
                                                        ------------
            Total                                          1,206,043
                                                        ------------
            Indonesia--2.0%
    700,000 PT Daya Guna Samudera                            400,673
    225,000 PT Gudang Garam                                  290,909
  1,142,115 PT Indah Kiat Pulp & Paper Corp.                 411,469
    517,500 PT Indosat                                       745,758
    550,000 PT Semen Gresik                                  614,815
    835,000 PT Telekomunikasi Indonesia                      306,448
                                                        ------------
            Total                                          2,770,072
                                                        ------------
            Israel--2.3%
    420,000 Bank Hapoalim                                    804,383
    450,000 Bank Leumi Le-Israel                             622,797
      1,202 (b)Blue Square Chain Stores Properties &
             Investments                                      14,173
      8,250 Koor Industries Ltd.                             705,515
     70,000 (b)Supersol Ltd.                                 161,744
     20,000 Teva Pharmaceutical Industries Ltd.              854,693
                                                        ------------
            Total                                          3,163,305
                                                        ------------
            Korea, Republic Of--6.5%
     70,000 Dongwon Securities                               550,562
     70,000 Hanjin Heavy Industries                          450,562
     70,000 Housing & Commercial Bank, Korea                 478,090
     40,000 Korea Electric Power Corp.                       770,466
     27,500 LG Chemical, Ltd., GDR                           429,688
     18,500 LG Electronics, Inc.                             183,367

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Emerging Markets Fund

                                                                   Value in
   Shares                                                       U.S. Dollars
-----------------------------------------------------------------------------
 Common Stocks--continued
            Korea, Republic Of--continued
     19,329 LG Information & Communication Ltd.                  $    463,834
        366 SK Telecom Co. Ltd.                                       250,604
     16,981 Samsung Display Devices                                   617,367
     54,041 Samsung Electronics Co.                                 2,888,535
     14,254 (b)(e)Samsung Electronics Co., GDR                        464,680
      3,000 Samsung Fire & Marine Insurance                           780,096
     24,520 Seoul City Gas Co. Ltd.                                   580,530
     16,334 SK Corp.                                                  161,243
                                                                 ------------
            Total                                                   9,069,624
                                                                 ------------
            Lebanon--0.7%
     40,000 (b)(e)Banque Libanaise Pour Le Commerce, Class B,
               GDR                                                    714,000
     25,000 (b)(e)Solidere, GDR                                       261,250
                                                                 ------------
            Total                                                     975,250
                                                                 ------------
            Lithuania--0.3%
     50,000 Vilniaus Bankas AB, GDR                                   362,500
                                                                 ------------
            Malaysia--0.2%
     16,000 Carlsberg Brewery(M)                                       39,158
    186,000 Hap Seng Consolidated Berhad                              123,837
     45,450 O.Y.L. Industries Bhd                                     112,429
                                                                 ------------
            Total                                                     275,424
                                                                 ------------
            Mexico--8.8%
    375,000 Cemex SA                                                  908,499
    700,000 Cifra SA de CV                                            854,940
    260,000 (b)Corporacion GEO, S.A. de C.V., Class B                 736,610
     30,310 Desc S.A. de C.V., Class C, ADR                           572,101
    350,000 Embotelladoras Argos S.A.                                 420,451
     48,000 Empresas ICA Sociedad Controladora S.A., ADR              231,000
     25,000 Empresas La Moderna, ADR                                  596,875
     30,000 (b)Fomento Economico Mexicano, SA de C.V., ADR            712,500
    249,800 Grupo Carso SA de CV                                      775,233
    600,000 Grupo Elektra                                             314,746
    550,000 Grupo Financiero Banamex Accivel, Class B                 649,715
     25,000 Grupo Televisa S.A., GDR                                  635,938
    200,000 Kimberly-Clark de Mexico                                  546,601
     30,000 Pan American Beverage, Class A                            691,875
    350,000 Sistema Argos SA                                           84,793

                                                                   Value in
   Shares                                                       U.S. Dollars
 Common Stocks--continued
            Mexico--continued
     76,000 Telefonos de Mexico, Class L, ADR                    $  3,538,750
                                                                 ------------
            Total                                                  12,270,627
                                                                 ------------
            Morocco--0.5%
     30,000 (b)(e)Banque Marocaine du Commerce Exterieur, GDR         733,008
                                                                 ------------
            Peru--2.2%
    400,000 Banco Continental                                         224,036
     55,000 CPT Telefonica del Peru S.A., Class B, ADR                814,688
     25,362 Cementos Lima S.A.                                        373,388
    619,661 Cervecer Backus & Johnston, Class T                       259,803
     70,000 Cia de Minas Buenaventura SA                              430,149
     48,721 Credicorp Ltd.                                            535,931
    450,000 Luz Del Sur Servicos SA, Class B                          335,574
     64,936 Minsur S.A.                                               108,071
                                                                 ------------
            Total                                                   3,081,640
                                                                 ------------
            Philippines--3.3%
  2,167,812 Ayala Land, Inc.                                          674,002
  7,000,000 (b)Belle Corp.                                            453,046
    430,000 Manila Electric Co., Class B                            1,375,127
    100,800 Metro Bank and Trust Co.                                  709,949
     48,500 Philippine Long Distance Telephone Co., ADR             1,270,094
  7,100,000 Solid Group, Inc.                                         126,142
                                                                 ------------
            Total                                                   4,608,360
                                                                 ------------
            Poland--3.5%
     20,000 (b)Art Marketing Syndicate SA                             183,189
     13,333 (b)Bank Inicjatyw Gospodarczych, GDR                      209,328
      6,500 Bank Slaski S.A.                                          302,347
     54,756 (b)Budimex SA                                             253,125
    100,000 Elektrim Spolka Akcyina S.A.                              841,289
     30,000 (b)(e)Exbud SA, GDR                                       224,040
     20,000 (b)Kredyt Bank S.A., GDR                                  321,000
     55,000 (b)Okocimskie Zaklady Piwowarskie SA                      325,318
     49,660 (b)Orbis SA                                               377,860
     15,000 Prokom Software, GDR                                      273,000
     15,000 Softbank S.A.                                             331,635
    135,000 (b)(e)Telekomunikacja Polska SA, GDR                      637,875

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Emerging Markets Fund

                                                                 Value in
   Shares                                                     U.S. Dollars
---------------------------------------------------------------------------
 Common Stocks--continued
            Poland--continued
     50,000 WBK (Wielkopolski Bank)                            $    272,773
     40,000 (b)Zalady Metali Lekkich Kety                           335,367
                                                               ------------
            Total                                                 4,888,146
                                                               ------------
            Portugal--4.4%
     15,951 BPI-SGPS S.A.                                           517,595
     19,649 Banco Commercial Portugues, Class R                     598,512
     51,000 Banco Pinto & Sotto Mayor                               929,618
      8,000 Brisa Auto Estradas de Portugal                         432,271
     10,700 Cimpor Cimentos de Portugal                             338,348
     22,000 Electricidade de Portugal SA                            487,259
     13,496 Estabelecimentos Jeronimo Martins & Filho SGPS,
            S.A.                                                    661,747
     14,030 Portugal Telecom S.A.                                   609,218
     20,000 (b)Sonae Imobiliaria SA                                 361,452
      6,700 Sonae Investimentos Sociedade Gestora de
            Participacoes Sociais, S.A.                             315,888
      4,500 (b)(e)Telecel--Comunicacoes Pessoai                     879,487
                                                               ------------
            Total                                                 6,131,395
                                                               ------------
            Romania--0.3%
     15,039 (b)Alro Slatina                                          74,226
    300,000 (b)Arctic S.A.                                           47,572
     35,000 (b)LaFarge Romcin                                       180,377
    341,254 (b)Sanex S.A.                                            30,439
    171,163 (b)Terapia SA                                            92,452
                                                               ------------
            Total                                                   425,066
                                                               ------------
            Russia--1.1%
      2,000 Aeroflot                                                 57,000
     34,142 (b)Kubanelectrosvyaz, RDC                               247,530
     25,000 Lukoil Holding Co., ADR                                 499,090
     60,000 (b)Sun Brewing Ltd., GDR                                210,000
    140,000 Surgutneftegaz                                          501,956
     16,000 (b)Udmurt Telecom                                        22,400
     38,124 (b)Uralmash Zavody                                       23,828
                                                               ------------
            Total                                                 1,561,804
                                                               ------------
            Slovania--0.1%
     35,000 (b)(e)Blagovno Trgovinsia Center, GDR                   191,625
                                                               ------------
            Slovakia--0.2%
     80,000 (b)(e)Slovakopharma AS, GDR                             278,000
                                                               ------------

                                                            Value in
   Shares                                                U.S. Dollars
 Common Stocks--continued
            South Africa--3.2%
    100,000 ABSA Group Ltd.                               $    481,314
     50,000 Barlow Ltd.                                        252,514
     55,000 Liberty Life Association of Africa Ltd.            941,022
     70,000 Persetel Q Data Holdings Ltd.                      651,706
    200,000 (b)Sanlam Ltd.                                     210,443
    100,000 Sappi Limited                                      457,600
     25,000 Sasol Ltd.                                          97,273
     85,000 South African Breweries, Ltd.                    1,437,882
                                                          ------------
            Total                                            4,529,754
                                                          ------------
            Taiwan, Republic Of China--1.2%
     22,084 (b)Advanced Semiconductor Engineering, GDR         295,374
     29,967 Asia Cement Corp., GDR                             269,700
     30,674 (b)GVC Corp., GDR                                  141,867
     34,560 (b)President Enterprises, GDR                      323,136
     49,000 (b)Yageo Corp., GDR                                360,150
     35,075 (b)Yang Ming Marine Transport, GDR                 256,048
                                                          ------------
            Total                                            1,646,275
                                                          ------------
            Thailand--3.9%
    220,000 BEC World Public Company Ltd.                    1,377,286
    300,000 Bangkok Bank Public Co., Ltd.                      548,477
    120,000 Electricity Generating PLC                         319,113
    135,000 PTT Exploration and Production Public Co.        1,084,488
    164,300 Shinawatra Computer Co.                            696,341
     35,000 Siam Cement Co., Ltd                               732,964
    400,000 Thai Farmers Bank Co.                              720,222
                                                          ------------
            Total                                            5,478,891
                                                          ------------
            Turkey--5.9%
 47,282,025 Akbank T.A.S.                                      965,066
 13,939,889 Akbank T.A.S., Rights                              238,634
 13,920,000 Aksigorta                                          412,431
 12,700,000 Alcatel Teletas                                    595,783
 12,145,000 Arcelik AS                                         351,844
  8,900,000 Aygaz                                              490,766
  7,540,000 Eregli Demir Ve Celik Fabrikalari T.A.S.           403,361

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund

                                                                    Value in
     Shares                                                      U.S. Dollars
------------------------------------------------------------------------------
 Common Stocks--continued
            Turkey--continued
 45,000,000 Hurriyet Gazetecilik ve Matbaacilik A.S.              $    577,759
  6,372,734 Koc Holding A.S.                                           597,916
    679,100 Migros Turk                                                670,694
  1,020,000 Otosan Otomobil Sanayii AS                                 218,264
 79,375,000 Sabanci Holding                                          1,384,934
  8,904,000 (b)Tupras Turkiye Petrol Rafinerileri A.S.                 403,048
 29,360,378 Turk Sise ve Cam Fabrikalari                               309,301
 21,000,000 Turkiye Is Bankasi                                         587,635
                                                                  ------------
            Total                                                    8,207,436
                                                                  ------------
            Venezuela--0.8%
     15,000 Compania Anonima Nacional Telefonos de Venezuela,
            Class D, ADR                                               220,313
  1,568,435 Electricid Caracas                                         506,605
     70,000 Mavesa SA, ADR                                             286,237
     30,000 Siderurgica Venezolana Sivensa, ADR                        163,302
                                                                  ------------
            Total                                                    1,176,457
                                                                  ------------
            Total Common Stocks (identified cost $133,501,127)     119,248,970
                                                                  ------------
 Preferred Stocks--2.9%
            Brazil--2.9%
  1,500,000 Banco Itau SA, Preference                                  836,872
 25,000,000 (b)Centrais Eletricas Brasileiras SA, Preference,
             Series B                                                  707,802
 28,251,630 Companhia Energetica de Minas Gerais, Preference           715,172
 40,000,000 Companhia Paranaense de Energia-Copel, Preference,
            Series B                                                   384,711
 35,000,000 Gerdau S.A., Preference                                    343,909
  5,000,000 Petroleo Brasileiro SA, Preference                         711,966
  4,200,000 Uniao de Bancos Brasileiros SA                             184,312
     55,000 Usinas Siderurgicas de Minas Gerais SA, Preference         149,305
                                                                  ------------
            Total                                                    4,034,049
                                                                  ------------

                                          Value in
   Shares                              U.S. Dollars
 Preferred Stocks--continued
            Russia--0.0%
        550 (b)Karelia Electrosvyaz,
             Pfd.                       $     18,150
  2,000,000 Surgutneftegaz, Pfd.              48,000
                                        ------------
            Total                             66,150
                                        ------------
            Total Preferred Stocks
            (identified cost
            $4,540,066)                    4,100,199
                                        ------------
 Rights--0.8%
            Korea, Republic Of--0.0%
      3,062 L.G. Electronics, Inc.,
            Rights                             8,725
      1,894 Samsung Display Devices,
            Rights                            36,482
                                        ------------
            Total                             45,207
                                        ------------
            Thailand--0.7%
    350,000 Hana Microelectronics
            Co., Ltd.                        872,576
                                        ------------
            Turkey--0.1%
  5,088,000 Tupras Turkiye Petrol
            Rafinerileri A.S.,
            Rights                           160,173
                                        ------------
            Total Rights (identified
            cost $1,098,545)               1,077,956
                                        ------------
 Warrants--0.0%
            Hong Kong--0.0%
     50,000 (b)GZI Transportation
             Ltd., Warrants                       65
                                        ------------
            Indonesia--0.0%
    109,374 (b)PT Bank Dagang
             Nasional Indonesia,
             Warrants                              0
     80,260 (b)PT Bank Internasional
             Indonesia, Warrants                 973
    163,544 (b)PT Indah Kiat Pulp &
             Paper Corp., Warrants            33,039
    107,142 (b)PT Pan Indonesia
             Bank, Warrants                    1,515
                                        ------------
            Total                             35,527
                                        ------------
            Philippines--0.0%
    500,000 (b)Belle Corp., Warrants           1,459
                                        ------------
            Thailand--0.0%
      9,375 (b)Thai Farmers Bank
             Co., Warrants                     1,298
                                        ------------
            Total Warrants
            (identified cost $19,946)         38,349
                                        ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Wachovia Emerging Markets Fund


 Principal
  Amount                                                           Value in
 or Shares                                                       U.S. Dollars
------------------------------------------------------------------------------
 Convertible Bonds--0.0%
            Brazil--0.0%
     53,500 Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999
            (identified cost $417)                                $        446
                                                                  ------------
 Closed End Investment Companies--5.2%
            Bulgaria--0.2%
     65,000 Framlington Bulgaria Fund                                  308,750
                                                                  ------------
            India--1.6%
     20,000 India I.T. Fund                                            202,600
    300,000 (b)The Morgan Stanley India Investment Fund, Inc.        2,062,500
                                                                  ------------
            Total                                                    2,265,100
                                                                  ------------
            Korea--0.7%
        800 Korea Europe Fund                                        1,018,000
                                                                  ------------
            Romania--0.8%
      2,200 (b)Romania Investment Fund Ltd.                          1,072,500
                                                                  ------------
            South Africa--0.8%
    105,000 Southern Africa Fund, Inc.                               1,056,563
                                                                  ------------


 Principal
  Amount                                                           Value in
 or Shares                                                       U.S. Dollars
 Closed End Investment Companies--continued
            Taiwan, Province Of China--0.5%
     35,000 (b)Formosa Growth Fund Ltd.                           $    660,625
                                                                  ------------
            Ukraine--0.6%
     10,000 (b)Societe Generale Ukraine Fund                           405,000
     80,000 (b)Ukranian Opportunity Fund                               400,000
                                                                  ------------
            Total                                                      805,000
                                                                  ------------
            Total Closed End
            Investment Companies (identified cost $10,267,148)       7,186,538
                                                                  ------------
 (a) Repurchase Agreements--4.2%
            United States--4.2%
  2,753,489 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
            due 12/1/1998 (at amortized cost)                        2,753,489
  3,116,696 Bank of New York Co., Inc. 4.675%, dated
            11/30/1998, due 12/1/1998 (at amortized cost)            3,116,696
                                                                  ------------
            Total Repurchase Agreements (at amortized cost)          5,870,185
                                                                  ------------
            Total Investments
            (identified cost $155,297,434)                        $137,522,643
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    Wachovia Balanced Fund (Class A Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A15" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    Wachovia Balanced Fund (Class B Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class B Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A16" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    Wachovia Balanced Fund (Class Y Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A17" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

+The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Wachovia Balanced Fund

                            Portfolio of Investments

                               November 30, 1998


   Shares                                                  Value
--------------------------------------------------------------------
 Common Stocks--52.2%
             Basic Materials--3.2%
      31,875 Aluminum Co. of America                    $  2,362,734
      44,760 Du Pont (E.I.) de Nemours & Co.               2,629,650
      32,957 Monsanto Co.                                  1,493,364
      19,038 Potash Corporation of Saskatchewan, Inc.      1,174,407
      47,940 Praxair, Inc.                                 1,830,709
      36,390 Rohm & Haas Co.                               1,271,376
      55,773 Weyerhaeuser Co.                              2,795,622
                                                        ------------
             Total                                        13,557,862
                                                        ------------
             Capital Goods--3.9%
      42,630 General Electric Co.                          3,858,015
      23,531 Honeywell, Inc.                               1,881,009
      36,758 Ingersoll-Rand Co.                            1,720,734
      17,370 Lockheed Martin Corp.                         1,802,138
      57,386 Tyco International Ltd.                       3,776,716
      30,806 United Technologies Corp.                     3,302,018
                                                        ------------
             Total                                        16,340,630
                                                        ------------
             Communication Services--2.5%
      27,948 (b)Airtouch Communications, Inc.              1,598,276
      17,127 Alltel Corp.                                    907,731
      14,567 BellSouth Corp.                               1,270,971
     119,366 (b)MCI Worldcom, Inc.                         7,042,594
                                                        ------------
             Total                                        10,819,572
                                                        ------------
             Consumer Cyclical--3.4%
      45,142 Black & Decker Corp.                          2,446,132
      27,744 Magna International, Inc., Class A            1,846,710
      28,893 McGraw-Hill Cos., Inc.                        2,585,924
      34,364 Sears, Roebuck & Co.                          1,630,142
      53,333 Service Corp. International                   1,993,321
      15,716 TRW, Inc.                                       865,362
      39,041 Wal-Mart Stores, Inc.                         2,940,275
                                                        ------------
             Total                                        14,307,866
                                                        ------------
             Consumer Staples--8.8%
      49,337 Avon Products, Inc.                           2,004,316
      64,137 CBS Corp.                                     1,912,084
      13,900 CKE Restaurants, Inc.                           339,681
      43,597 Coca-Cola Co.                                 3,054,515
      12,733 Comcast Corp., Class A                          617,550
      20,886 (b)Kroger Co., Inc.                           1,108,263
      20,790 McDonald's Corp.                              1,456,599
      29,258 Newell Co.                                    1,294,667


   Shares                                                 Value
 Common Stocks--continued
             Consumer Staples--continued
      33,311 (b)Outback Steakhouse, Inc.               $  1,182,541
      69,645 PepsiCo, Inc.                                2,694,391
      88,811 Philip Morris Cos., Inc.                     4,967,865
      52,721 Procter & Gamble Co.                         4,619,678
      79,469 Ralston Purina Co.                           2,766,515
      62,756 Rite Aid Corp.                               2,910,310
      54,997 (b)Safeway, Inc.                             2,904,529
      30,276 Time Warner, Inc.                            3,201,687
       6,980 (b)Viacom, Inc., Class B                       464,606
                                                       ------------
             Total                                       37,499,797
                                                       ------------
             Energy--3.5%
      11,907 Ashland, Inc.                                  578,978
      23,719 British Petroleum Co. PLC, ADR               2,185,113
      25,487 Chevron Corp.                                2,131,350
      84,588 Exxon Corp.                                  6,349,387
      37,077 Mobil Corp.                                  3,195,574
      13,468 Schlumberger Ltd.                              601,851
                                                       ------------
             Total                                       15,042,253
                                                       ------------
             Finance--9.2%
      38,726 American Express Co.                         3,875,020
      14,911 American General Corp.                       1,050,294
      42,934 American International Group, Inc.           4,035,796
      15,472 Associates First Capital Corp., Class A      1,204,882
      45,279 Bank One Corp.                               2,323,379
      61,600 BankAmerica Corp.                            4,015,550
      38,453 Chase Manhattan Corp.                        2,439,362
     100,573 Citigroup, Inc.                              5,047,507
      80,175 Federal Home Loan Mortgage Corp.             4,850,587
      35,273 Federal National Mortgage Association        2,566,111
      26,586 MBIA Insurance Corporation                   1,721,444
      53,578 MBNA Corp.                                   1,215,551
      18,350 Marsh & McLennan Cos., Inc.                  1,067,741
      13,871 Merrill Lynch & Co., Inc.                    1,040,325
      36,368 SunTrust Banks, Inc.                         2,538,941
                                                       ------------
             Total                                       38,992,490
                                                       ------------
             Healthcare--7.1%
      46,509 Abbott Laboratories                          2,232,432
      29,926 American Home Products Corp.                 1,593,559

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Wachovia Balanced Fund


  Shares or
  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Common Stocks--continued
             Healthcare--continued
      15,627 Becton, Dickinson & Co.                              $    664,147
      27,497 Bristol-Myers Squibb Co.                                3,370,101
      17,680 (b)Elan Corp. Plc, ADR                                  1,204,450
      37,978 Lilly (Eli) & Co.                                       3,406,152
      28,286 Merck & Co., Inc.                                       4,380,794
      39,262 Mylan Laboratories, Inc.                                1,303,008
      39,206 Pfizer, Inc.                                            4,376,370
      33,041 Pharmacia & Upjohn, Inc.                                1,720,197
      33,820 Schering Plough Corp.                                   3,597,603
      29,711 Warner-Lambert Co.                                      2,243,180
         790 (b)Watson Pharmaceuticals, Inc.                            42,561
                                                                  ------------
             Total                                                  30,134,554
                                                                  ------------
             Technology--8.8%
      20,409 (b)Applied Materials, Inc.                                790,849
      24,872 (b)Ascend Communications                                1,397,495
      49,220 (b)Cisco Systems, Inc.                                  3,709,920
      19,920 (b)Dell Computer Corp.                                  1,211,385
      33,023 (b)EMC Corp. Mass                                       2,394,167
      41,771 Intel Corp.                                             4,495,604
      25,859 International Business Machines Corp.                   4,266,735
      33,564 Lucent Technologies, Inc.                               2,888,602
      59,013 (b)Microsoft Corp.                                      7,199,586
      32,749 (b)Network Associates, Inc.                             1,666,105
       7,865 OYNokia AB, Class A, ADR                                  770,770
      27,577 (b)Sun Microsystems, Inc.                               2,042,422
      34,703 Texas Instruments, Inc.                                 2,650,442
      16,592 Xerox Corp.                                             1,783,640
                                                                  ------------
             Total                                                  37,267,722
                                                                  ------------
             Transportation--0.4%
      48,688 Burlington Northern Santa Fe                            1,655,392
                                                                  ------------
             Utilities--1.4%
      34,803 Enron Corp.                                             1,829,333
      48,658 P G & E Corp.                                           1,505,357
      81,959 Southern Co.                                            2,417,791
                                                                  ------------
             Total                                                   5,752,481
                                                                  ------------
             Total Common Stocks (identified cost $179,758,879)    221,370,619
                                                                  ------------
 Corporate Bonds--12.9%
             Asset Backed Securities--0.5%
 $ 1,000,000 American Express Credit Account Master Trust 1997-
             1, Class A, 6.40%, 4/15/2005                            1,023,120


  Principal
   Amount                                                             Value
 Corporate Bonds--continued
             Asset Backed Securities--continued
 $   575,000 Ford Credit Auto Loan Master Trust 1995-1 A, Class
             A, 6.50%, 8/15/2002                                   $    586,615
     666,665 Prudential Home Mortgage Securities 1993-60, Class
             A1, 6.75%, 12/25/2023                                      666,665
                                                                   ------------
             Total                                                    2,276,400
                                                                   ------------
             Basic Materials--0.2%
     800,000 Nalco Chemical Co., Bond, 6.25%, 5/15/2008                 800,368
                                                                   ------------
             Communication Services--1.0%
   3,980,000 New York Telephone Co., Deb., 6.00%, 4/15/2008           4,085,510
                                                                   ------------
             Consumer Cyclical--1.2%
   2,000,000 Tribune Co., Note, 6.25%, 11/10/2026                     2,074,880
   3,000,000 Wal-Mart Stores, Inc., Note, .99%, 6/1/2018              3,021,810
                                                                   ------------
             Total                                                    5,096,690
                                                                   ------------
             Finance--8.5%
   2,500,000 Aon Capital Trust A, Company Guarantee, 8.205%,
             1/1/2027                                                 2,832,325
   1,100,000 Associates Corp. of North America, Sr. Note, 6.50%,
             7/15/2002                                                1,133,693
     865,000 Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008           934,546
     825,000 Beneficial Corp., 6.25%, 2/18/2003                         833,836
   2,000,000 CIT Group Holdings, Inc., Sr. Note, 6.375%,
             10/1/2002                                                2,045,420
   2,250,000 Caterpillar Financial Services Corp., Note, 6.50%,
             2/1/2002                                                 2,340,877
     890,000 Ford Motor Credit Corp., Sr. Unsub., 6.55%,
             9/10/2002                                                  920,438
   1,000,000 Hartford Life, Inc., Note, 7.10%, 6/15/2007              1,067,872
   2,750,000 IBM Credit Corp., Sr. Note, 5.79%, 3/20/2010             2,770,598
   1,500,000 KFW International Finance, Note, 7.00%, 3/1/2013         1,675,830
     735,000 Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004         819,363

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Wachovia Balanced Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Corporate Bonds--continued
             Finance--continued
 $ 2,000,000 Lehman Brothers Holdings, Inc., Bond, 6.20%,
             1/15/2002                                             $  1,988,180
   2,500,000 Merrill Lynch & Co., Inc., Bond, 6.00%, 7/15/2005        2,510,675
   1,000,000 Morgan Stanley, Dean Witter & Co., Sr. Note, Series
             MTNC, 5.875%, 2/28/2001                                  1,009,450
   1,000,000 NationsBank Corp., Medium Term Note, 6.94%,
             4/12/2002                                                1,041,660
   3,500,000 Norwest Financial, Inc., Sr. Note, 6.375%,
             9/15/2002                                                3,599,435
   3,000,000 Quebec, Province of, Deb., 9.375%, 4/1/1999              3,038,040
   2,500,000 Salomon, Inc., Note, 6.375%, 10/1/2004                   2,554,350
   1,365,000 Sears Roebuck Acceptance Corp., Medium Term Note,
             7.03%, 6/4/2003                                          1,434,975
   1,550,000 Union Planters Corp., Sub. Note, 6.50%, 3/15/2018        1,489,287
                                                                   ------------
             Total                                                   36,040,850
                                                                   ------------
             Industrial Services--0.5%
   2,000,000 WMX Technologies, Inc., Note, 8.00%, 4/30/2004           2,172,320
                                                                   ------------
             Utilities--1.0%
   1,170,000 Georgia Power Co., Note, 5.50%, 12/1/2005                1,172,679
   1,660,000 National Fuel Gas Co., Note, 6.303%, 5/27/2008           1,686,228
   1,500,000 Ontario Hydro, Sr. Note, 6.10%, 1/30/2008                1,544,460
                                                                   ------------
             Total                                                    4,403,367
                                                                   ------------
             Total Corporate Bonds
             (identified cost $53,671,301)                           54,875,505
                                                                   ------------
 Mortgage Backed Securities--13.4%
             Federal Home Loan Mortgage Corporation--2.7%
     182,846 6.50%, 12/1/2008                                           185,707
      44,266 6.50%, 2/1/2009                                             44,959
     569,975 6.50%, 3/1/2009                                            578,895
      46,966 6.50%, 4/1/2009                                             47,701
     221,302 6.50%, 6/1/2009                                            224,766


  Principal
   Amount                                                           Value
 Mortgage Backed Securities--continued
             Federal Home Loan Mortgage Corporation--continued
 $   252,629 6.50%, 7/1/2010                                     $    256,969
  10,000,000 Discount Note, 12/18/1998                              9,976,900
                                                                 ------------
             Total                                                 11,315,897
                                                                 ------------
             Federal National Mortgage Association--7.7%
     808,703 6.00%, 12/1/2010                                         810,215
   1,361,427 6.00%, 3/1/2011                                        1,363,128
   5,763,899 6.00%, 12/1/2012                                       5,771,104
   1,862,674 6.00%, 1/1/2013                                        1,865,002
   1,717,366 6.13%, 9/1/2008                                        1,758,153
   3,250,000 6.57%, 8/22/2007                                       3,503,403
     250,000 7.16%, 5/11/2005                                         276,328
   4,920,000 7.375%, 3/28/2005                                      5,486,587
     109,576 7.50%, 4/1/2007                                          112,725
     620,954 7.50%, 9/1/2022                                          639,266
     180,185 8.00%, 6/1/2022                                          187,054
     202,533 8.00%, 1/1/2023                                          210,000
      22,809 8.50%, 8/1/2016                                           23,990
      22,589 8.50%, 6/1/2024                                           23,641
     301,403 8.50%, 7/1/2024                                          315,436
      14,140 8.50%, 10/1/2024                                          14,799
     373,823 8.50%, 12/1/2024                                         391,228
  10,000,000 Discount Note, 12/9/1998                               9,989,100
                                                                 ------------
             Total                                                 32,741,159
                                                                 ------------
             Government National Mortgage Association--2.5%
     822,894 6.50%, 10/15/2008                                        837,896
     967,324 6.50%, 12/15/2012                                        985,461
     911,424 6.50%, 2/15/2013                                         928,513
     967,997 6.50%, 2/15/2013                                         986,147
     885,075 6.50%, 2/15/2013                                         901,670
   2,356,638 6.50%, 4/15/2024                                       2,382,396
     614,859 7.00%, 5/15/2023                                         629,837
   1,333,930 7.00%, 8/15/2023                                       1,366,425
     315,991 7.00%, 8/15/2023                                         323,688
     776,452 7.00%, 12/20/2025                                        791,251
     318,669 7.50%, 3/15/2023                                         329,223
                                                                 ------------
             Total                                                 10,462,507
                                                                 ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Wachovia Balanced Fund


  Shares or
  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Mortgage Backed Securities--continued
             Tennessee Valley Authority--0.5%
 $ 2,200,000 Tennessee Valley Authority, Bond, 5.28%, 9/14/2001   $  2,214,102
                                                                  ------------
             Total Mortgage Backed Securities
             (identified cost $55,926,971)                          56,733,665
                                                                  ------------
 Open End Investment Companies--1.1%
      29,000 Blackrock 1998 Term Trust, Inc.                           290,000
     233,301 Blackrock 2001 Term Trust, Inc.                         2,099,709
     164,200 Blackrock Strategic Term Trust, Inc.                    1,488,062
      97,211 Blackrock Target Term Trust                               935,656
                                                                  ------------
             Total Open Ended Investment Companies (identified
             cost $4,595,966)                                        4,813,427
                                                                  ------------
 (d) U.S. Treasury Obligations--13.5%
             U.S. Treasury Bill--0.8%
 $ 3,500,000 12/17/1998                                              3,493,420
                                                                  ------------
             U.S. Treasury Bonds--4.0%
   1,500,000 6.125%, 11/15/2027                                      1,691,490
  12,324,000 7.125%, 2/15/2023                                      15,302,957
                                                                  ------------
             Total                                                  16,994,447
                                                                  ------------


  Principal
   Amount                                                           Value
 (d) U.S. Treasury Obligations--continued
             U.S. Treasury Notes--8.7%
 $ 5,500,000 5.50%, 2/29/2000                                    $  5,555,000
   2,750,000 5.50%, 5/31/2000                                       2,783,935
   3,000,000 5.625%, 5/15/2008                                      3,191,250
   3,000,000 5.75%, 8/15/2003                                       3,136,410
   1,830,000 5.875%, 11/15/2005                                     1,956,673
   1,000,000 6.50%, 8/15/2005                                       1,101,410
   4,750,000 6.50%, 10/15/2006                                      5,268,035
   9,455,000 7.875%, 11/15/2004                                    10,972,244
   2,530,000 8.00%, 5/15/2001                                       2,725,670
                                                                 ------------
             Total                                                 36,690,627
                                                                 ------------
             Total U.S. Treasury Obligations (identified cost
             $55,667,473)                                          57,178,494
                                                                 ------------
 (a) Repurchase Agreement--6.7%
 $28,281,976 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                     28,281,976
                                                                 ------------
             Total Investments
             (identified cost $377,902,566)                      $423,253,686
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Wachovia Fixed Income Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A18" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Wachovia Fixed Income Fund (Class B Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class B Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A19" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the date of purchase. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Wachovia Fixed Income Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+


[GRAPHIC REPRESENTATION "A20" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Fixed Income Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Asset-Backed Securities--5.0%
            Finance--5.0%
 $3,575,000 American Express Credit Account Master Trust 1997-1,
            Class A, 6.40%, 4/15/2005                              $  3,657,654
  3,975,000 Chase Credit Card Master Trust, Class A, 6.30%,
            4/15/2003                                                 4,013,478
  2,300,000 Circuit City Credit Card Master Trust 1995-1, Class
            A, 6.375%, 8/15/2005                                      2,346,828
  1,885,000 First USA Credit Card Master Trust 1997-6, Class A,
            6.42%, 3/17/2005                                          1,929,166
                                                                   ------------
             Total Asset-Backed Securities (identified cost
             $11,754,601)                                            11,947,126
                                                                   ------------
 Collateralized Mortgage Obligations--2.8%
            Finance--2.8%
  1,275,000 Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
            Series 1998-C1, Class D, 7.23099995%, 6/15/2031           1,243,520
 14,200,000 Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
            Series 1998-C1, Class X, 1.254%, 6/15/2031                  954,098
  2,400,000 Federal National Mortgage Association, Series 1994-
            1, Class L, 6.50%, 1/25/2014                              2,469,000
  2,000,000 Nomura Asset Securities Corp. 1998-D6, Series 1998-
            D6, Class A3, 6.97908%, 3/17/2028                         2,045,000
                                                                   ------------
             Total Collateralized Mortgage Obligations
             (identified cost $6,776,941)                             6,711,618
                                                                   ------------
 Corporate Bonds--35.9%
            Banking & Finance--0.6%
  1,250,000 NationsBank Corp., 6.125%, 7/15/2004                      1,285,450
            Chemical & Allied Products--0.5%
  1,000,000 Du Pont (E.I.) de Nemours & Co., Unsecd. Note,
            Series G, 6.47%, 9/26/2002                                1,037,350

 Principal
   Amount                                                             Value
 Corporate Bonds--continued
            Finance--25.1%
 $2,135,000 Abbey National Bank PLC, London, Sub., 6.69%,
            10/17/2005                                             $  2,230,947
  3,000,000 Associates Corp. of North America, Medium Term Note,
            6.00%, 3/15/1999                                          3,006,690
  1,000,000 Bankers Trust Corp., Sr. Note, 6.75%, 10/3/2001           1,023,070
  1,880,000 Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008          2,031,152
  1,250,000 Bear Stearns Cos., Inc., Sr. Note, 6.70%, 8/1/2003        1,283,875
  2,000,000 Caterpillar Financial Services Corp., Note, 6.50%,
            2/1/2002                                                  2,058,040
    755,000 First Union Corp., Sub. Note, 6.824%, 8/1/2026              823,720
  2,700,000 Ford Motor Credit Corp., Note, 7.25%, 5/15/1999           2,718,225
  3,000,000 Hanson Overseas B.V., Sr. Note, 7.375%, 1/15/2003         3,177,480
  1,500,000 Household Finance Corp., Sr. Note, 6.23%, 2/16/1999       1,501,695
  3,750,000 IBM Credit Corp., Sr. Note, 5.79%, 3/20/2010              3,778,088
  2,000,000 Ikon Capital, Inc., Note, 6.33%, 12/8/2000                1,973,184
  2,000,000 Inter-American Development Bank, Deb., 8.875%,
            6/1/2009                                                  2,536,500
  1,915,000 International Lease Finance Corp., Note, 6.97%,
            1/10/2001                                                 1,965,730
  2,135,000 Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004        2,380,055
  2,665,000 Lehman Brothers Holdings, Inc., Note, 6.90%,
            3/30/2001                                                 2,698,667
  1,000,000 Lehman Brothers Holdings, Inc., Sr. Note, 8.75%,
            3/15/2005                                                 1,108,110
  1,375,000 Mercantile Bancorporation, Inc., 6.80%, 6/15/2001         1,411,025
  2,100,000 Merrill Lynch & Co., Inc., Bond, 6.00%, 7/15/2005         2,108,967
  1,100,000 Metropolitan Life Ltd., 7.00%, 11/1/2005                  1,155,132
  2,090,000 Morgan Stanley Group, Inc., Note, 6.875%, 3/1/2007        2,203,174

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Fixed Income Fund


 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Corporate Bonds--continued
            Finance--continued
 $2,100,000 Salomon, Inc., Note, 6.375%, 10/1/2004                $  2,131,080
  4,250,000 Smithkline Beecham Corp., Company Guarantee, 6.75%,
            9/5/2000                                                 4,377,245
  2,200,000 Union Planters Corp., Sub. Note, 6.50%, 3/15/2018        2,113,826
  2,000,000 Norwest Corp. Mtn. Bk. Ent., Sr. Note, Series H,
            6.75%, 6/15/2007                                         2,108,560
  2,615,000 International Bank Recon. & Dev., Note, 5.00%,
            11/28/2000                                               2,613,536
  3,000,000 Xerox Capital Trust I, Company Guarantee, 8.00%,
            2/1/2027                                                 3,274,830
                                                                  ------------
            Total                                                   59,792,603
                                                                  ------------
            Machinery & Equipment--2.9%
  4,000,000 Baker Hughes, Inc., Note, 7.625%, 2/15/1999              4,016,200
  2,670,000 Ingersoll-Rand Co., Note, 6.13%, 11/18/2027              2,849,985
                                                                  ------------
            Total                                                    6,866,185
                                                                  ------------
            Producer Manufacturing--1.0%
    240,000 Armstrong World Industries, Inc., Deb., 9.75%,
            4/15/2008                                                  292,332
  2,038,000 U.S.G. Corp., Deb., 8.75%, 3/1/2017                      2,116,626
                                                                  ------------
            Total                                                    2,408,958
                                                                  ------------
            Retail Trade--0.6%
  1,405,000 Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007           1,528,429
                                                                  ------------
            Utilities--5.2%
  3,000,000 Alabama Power Co., Sr. Note, 5.49%, 11/1/2005            2,965,290
  1,400,000 Commonwealth Edison Co., Sr. Note, 6.95%, 7/15/2018      1,443,022
  1,770,000 Georgia Power Co., Note, 5.50%, 12/1/2005                1,774,053
  3,000,000 National Fuel Gas Co., Note, 6.303%, 5/27/2008           3,047,400
  1,135,000 Ontario Hydro, Sr. Note, 6.10%, 1/30/2008                1,168,641


 Principal
   Amount                                                         Value
 Corporate Bonds--continued
            Utilities--continued
 $2,000,000 SCANA Corp., Sr. Note, Series B, 6.25%, 7/8/2003   $ 2,062,760
                                                               -----------
            Total                                               12,461,166
                                                               -----------
            Total Corporate Bonds
            (identified cost $83,992,107)                       85,380,341
                                                               -----------
 Foreign Bonds--0.9%
            Finance--0.9%
  1,000,000 Israel AID, 5.625%, 9/15/2003                        1,021,020
  1,005,000 Province of Manitoba, 9.00%, 12/15/2000              1,075,873
                                                               -----------
            Total Foreign Bonds
            (identified cost $2,032,808)                         2,096,893
                                                               -----------
 U.S. Government Agencies--26.7%
            Federal Farm Credit Bank--0.7%
  1,700,000 5.73%, 7/28/2003                                     1,745,424
                                                               -----------
            Federal Home Loan Mortgage Corporation--8.9%
      2,458 12.50%, 2/1/2010                                         2,806
      3,366 12.50%, 3/1/2014                                         3,903
      6,884 12.50%, 7/1/2011                                         7,907
     11,925 11.00%, 10/1/2015                                       13,237
      1,578 11.00%, 10/1/2010                                        1,751
        752 9.50%, 2/1/2019                                            808
      1,908 9.50%, 2/1/2019                                          2,051
     19,315 9.50%, 7/1/2016                                         20,740
      1,139 9.00%, 1/1/2019                                          1,208
      1,027 9.00%, 1/1/2019                                          1,090
      7,080 9.00%, 5/15/2016                                         7,595
      1,071 8.50%, 8/1/2017                                          1,131
      5,631 8.50%, 7/1/2017                                          5,944
      1,369 8.00%, 1/1/2019                                          1,436
      1,180 8.00%, 7/1/2017                                          1,237
     33,922 8.00%, 4/1/2009                                         35,018
      6,621 8.00%, 2/1/2009                                          6,835
        650 8.00%, 1/1/2009                                            671
     11,498 8.00%, 12/1/2008                                        11,829
     16,338 8.00%, 1/1/2008                                         16,918
    115,358 7.50%, 2/1/2023                                        118,602
     63,528 7.50%, 2/1/2023                                         65,315
    190,117 7.50%, 2/1/2023                                        195,463
     95,661 7.50%, 2/1/2023                                         98,351

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Fixed Income Fund


 Principal
   Amount                                                      Value
-------------------------------------------------------------------------------
 U.S. Government Agencies--continued
            Federal Home Loan Mortgage Corporation--
            continued
 $  129,677 7.50%, 2/1/2023                                  $  133,324
     38,992 7.50%, 9/1/2007                                      40,159
    541,208 7.00%, 6/1/2008                                     553,991
  1,930,351 6.50%, 8/1/2013                                   1,958,689
  1,556,711 6.50%, 11/1/2011                                  1,579,564
    566,045 6.50%, 4/1/2009                                     574,903
  3,000,000 5.75%, 7/15/2003                                  3,089,520
  4,300,000 5.765%, 6/11/2003                                 4,418,938
  2,000,000 5.72%, 8/25/2003                                  2,053,740
  4,550,000 5.625%, 3/19/2001                                 4,607,603
  1,500,000 5.625%, 6/2/2000                                  1,513,830
                                                             ----------
            Total                                            21,146,107
                                                             ----------
            Federal National Mortgage Association--13.5%
        189 12.50%, 9/1/2013                                        214
        195 9.50%, 7/1/2016                                         210
      1,460 9.50%, 7/1/2016                                       1,566
        313 9.00%, 1/1/2017                                         332
        434 8.50%, 2/1/2017                                         457
        507 8.50%, 2/1/2019                                         533
     25,559 8.00%, 9/1/2009                                      26,586
      6,342 8.00%, 1/1/2009                                       6,597
      2,856 8.00%, 11/1/2008                                      2,962
  1,195,361 7.50%, 5/1/2026                                   1,150,657
    300,916 7.50%, 1/1/2023                                     309,790
    129,667 7.50%, 1/1/2023                                     133,353
    161,855 7.50%, 1/1/2023                                     166,628
  3,025,000 7.00%, 11/1/2028                                  3,087,376
  1,926,547 6.50%, 7/1/2013                                   1,954,232
  2,936,511 6.50%, 9/1/2012                                   2,978,708
  3,248,614 6.50%, 9/1/2012                                   3,295,296
  2,983,121 6.29%, 4/1/2008                                   3,098,955
  2,534,216 6.10%, 8/1/2008                                   2,630,845
  1,985,677 6.10%, 3/1/2008                                   2,030,970
  7,950,351 6.00%, 4/1/2013                                   7,960,288
  1,525,995 6.00%, 3/1/2011                                   1,527,902
    994,571 6.00%, 1/1/2009                                     998,917
    900,000 5.44%, 1/29/2001                                    907,452
                                                             ----------
            Total                                            32,270,826
                                                             ----------
            Government National Mortgage Association--3.6%
          8 12.25%, 5/15/2014                                         9
        110 11.00%, 11/15/2015                                      122


  Principal
   Amount                            Value
 U.S. Government Agencies--continued
             Government National Mortgage
             Association--continued
 $     1,031 11.00%, 11/15/2015   $      1,146
       6,704 11.00%, 9/15/2015           7,429
       1,621 10.50%, 8/15/2017           1,766
      10,215 10.50%, 8/15/2017          11,178
       1,036 10.50%, 11/15/2000          1,058
         349 10.50%, 11/15/2000            357
       1,723 10.50%, 10/15/2000          1,759
      14,782 9.50%, 11/15/2020          15,958
       4,214 9.50%, 11/15/2020           4,550
      13,167 9.50%, 10/15/2020          14,215
       6,412 9.50%, 10/15/2020           6,923
      40,610 9.50%, 10/15/2020          43,843
      28,762 9.50%, 9/15/2020           31,052
      22,454 9.50%, 6/15/2020           24,242
       4,639 9.50%, 4/15/2020            5,008
      21,334 9.50%, 4/15/2020           23,033
      22,721 9.50%, 4/15/2020           24,530
         404 9.50%, 2/15/2019              436
       2,235 9.50%, 7/15/2018            2,414
      12,307 9.50%, 10/15/2017          13,296
      14,160 9.50%, 9/15/2017           15,298
     119,287 9.50%, 12/15/2016         128,903
       8,764 9.50%, 7/15/2016            9,470
       2,821 9.50%, 7/15/2016            3,048
      30,281 9.50%, 6/15/2016           32,722
      11,055 9.50%, 5/15/2016           11,946
       1,944 9.50%, 5/15/2016            2,100
       1,071 9.50%, 5/15/2016            1,158
      23,490 9.00%, 1/15/2021           25,193
      34,178 9.00%, 1/15/2021           36,656
      33,531 9.00%, 1/15/2021           35,962
      17,513 9.00%, 1/15/2021           18,782
      18,667 9.00%, 1/15/2021           20,021
      23,204 9.00%, 11/15/2020          24,908
      28,849 9.00%, 1/15/2020           30,967
      30,097 9.00%, 10/15/2019          32,335
      27,245 9.00%, 11/15/2019          29,271
      44,634 9.00%, 12/15/2019          47,953
      20,785 9.00%, 6/15/2018           22,344
      21,797 9.00%, 5/15/2018           23,431
       5,973 9.00%, 4/15/2018            6,421
         367 9.00%, 7/15/2017              395
      11,812 9.00%, 6/15/2017           12,705
      13,089 9.00%, 5/15/2017           14,043

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Fixed Income Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 U.S. Government Agencies--continued
             Government National Mortgage Association--continued
 $    55,333 9.00%, 1/15/2017                                      $     59,518
       3,696 9.00%, 1/15/2017                                             3,976
      23,063 9.00%, 1/15/2017                                            24,808
      25,035 9.00%, 1/15/2017                                            26,858
      24,136 9.00%, 1/15/2017                                            25,961
       2,669 9.00%, 12/15/2016                                            2,864
      37,242 9.00%, 11/15/2016                                           39,966
      30,087 9.00%, 10/15/2016                                           32,278
         276 9.00%, 10/15/2016                                              296
      27,315 9.00%, 10/15/2016                                           29,305
      20,373 9.00%, 9/15/2016                                            21,852
       1,054 9.00%, 9/15/2016                                             1,131
      30,982 9.00%, 9/15/2016                                            33,248
      10,317 9.00%, 9/15/2016                                            11,068
      22,323 9.00%, 9/15/2016                                            23,955
          94 9.00%, 8/15/2016                                               101
       1,129 9.00%, 8/15/2016                                             1,212
      11,309 9.00%, 7/15/2016                                            12,133
      12,541 9.00%, 6/15/2016                                            13,455
      16,422 9.00%, 6/15/2016                                            17,605
         847 9.00%, 6/15/2016                                               909
      11,091 9.00%, 5/15/2016                                            11,902
      22,586 9.00%, 5/15/2016                                            24,231
      33,337 8.50%, 6/15/2022                                            35,451
      77,620 8.50%, 5/15/2022                                            82,543
      10,240 8.50%, 4/15/2022                                            10,890
      45,440 8.50%, 12/15/2021                                           48,408
      33,678 8.50%, 11/15/2021                                           35,878
      13,356 8.50%, 11/15/2021                                           14,229
      55,013 8.50%, 11/15/2021                                           58,606
       9,226 8.50%, 9/15/2021                                             9,828
      34,499 8.50%, 5/15/2021                                            36,752
       1,422 8.50%, 9/15/2017                                             1,519
       4,217 8.50%, 6/15/2017                                             4,505
      18,740 8.50%, 7/15/2016                                            20,034
      89,311 8.50%, 6/15/2016                                            95,478
      24,287 8.50%, 6/15/2016                                            25,964
       9,786 8.50%, 6/15/2016                                            10,461
      14,790 8.50%, 5/15/2016                                            15,811
      90,107 8.00%, 9/15/2022                                            93,965
     110,983 8.00%, 9/15/2022                                           115,735
     262,604 8.00%, 5/15/2022                                           273,849
      98,040 8.00%, 4/15/2022                                           102,238
      11,322 8.00%, 2/15/2017                                            11,875
       9,600 8.00%, 6/15/2017                                            10,069


  Shares or
  Principal
   Amount                                                             Value
 U.S. Government Agencies--continued
             Government National Mortgage Association--continued
 $   843,849 7.50%, 1/15/2024                                      $    871,535
      66,688 7.50%, 3/15/2023                                            68,897
     114,195 7.50%, 2/15/2023                                           117,977
     111,971 7.50%, 2/15/2023                                           115,680
     122,487 7.50%, 2/15/2022                                           126,544
     112,437 7.50%, 2/15/2022                                           116,161
     172,106 7.50%, 12/15/2022                                          177,807
      78,066 7.50%, 12/15/2022                                           80,651
     129,799 7.50%, 12/15/2022                                          134,098
     124,524 7.50%, 12/15/2022                                          128,649
     125,856 7.50%, 11/15/2022                                          130,024
     134,923 7.50%, 10/15/2022                                          139,391
     168,739 7.50%, 8/15/2022                                           174,327
     657,880 7.00%, 6/15/2023                                           673,906
     748,286 6.50%, 5/15/2011                                           762,780
   1,167,345 6.50%, 5/15/2009                                         1,190,691
   1,161,006 6.00%, 5/15/2009                                         1,171,885
                                                                   ------------
             Total                                                    8,534,079
                                                                   ------------
             Total U.S. Government Agencies (identified cost
             $62,722,735)                                            63,696,436
                                                                   ------------
 U.S. Treasury Obligations--18.0%
             U.S. Treasury Bonds--9.5%
   3,650,000 6.125%, 11/15/2027                                       4,115,959
  15,320,000 6.75%, 8/15/2026                                        18,463,051
                                                                   ------------
             Total                                                   22,579,010
                                                                   ------------
             U.S. Treasury Notes--8.5%
     550,000 5.375%, 2/15/2001                                          558,938
     740,000 5.50%, 1/31/2003                                           762,896
   4,000,000 5.625%, 5/15/2008                                        4,255,000
   4,500,000 5.75%, 8/15/2003                                         4,704,615
   2,230,000 5.875%, 11/15/2005                                       2,384,361
   2,000,000 6.25%, 10/31/2001                                        2,085,940
   1,255,000 6.25%, 8/31/2002                                         1,322,067
   2,000,000 6.50%, 5/31/2001                                         2,087,500
   2,000,000 6.625%, 6/30/2001                                        2,096,240
                                                                   ------------
             Total                                                   20,257,557
                                                                   ------------
             Total U.S. Treasury Obligations (identified cost
             $41,200,524)                                            42,836,567
                                                                   ------------
 Open Ended Investment Companies--7.9%
     153,200 2002 Target Term Trust, Inc.                             2,163,950
     408,400 Blackrock 1998 Term Trust, Inc.                          4,084,000

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Wachovia Fixed Income Fund


 Shares                                                              Value
------------------------------------------------------------------------------
 Open Ended Investment Companies--continued
  46,700 Blackrock 1999 Term Trust                                $    452,406
 357,200 Blackrock 2001 Term Trust, Inc.                             3,214,800
 387,800 Blackrock Strategic Term Trust, Inc.                        3,514,438
 548,500 Blackrock Target Term Trust                                 5,279,313
                                                                  ------------
         Total Open Ended Investment Companies (identified cost
         $17,890,684)                                               18,708,907
                                                                  ------------


 Principal
   Amount                                                          Value
 (a) Repurchase Agreement--1.5%
 $3,630,461 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998, due 12/1/1998
            (at amortized cost)                                 $  3,630,461
                                                                ------------
            Total Investments (identified
            cost $230,000,861)                                  $235,008,349
                                                                ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           Wachovia Intermediate Fixed Income Fund (Class A Shares)

     Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 1998 compared to the Lehman Brothers Govt./Corp. Intermediate Index (LBGCII).+


[GRAPHIC REPRESENTATION "A21" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCII has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBGCII is an unmanaged index generally representative of the performance of government and corporate bonds with maturities between 1 and 10 years. The LBGCII is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           Wachovia Intermediate Fixed Income Fund (Class Y Shares)

     Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1998 compared to the Lehman Brothers Govt./Corp. Intermediate Index (LBGCII).+


[GRAPHIC REPRESENTATION "A22" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCII has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The LBGCII is an unmanaged index generally representative of the performance of government and corporate bonds with maturities between 1 and 10 years. The LBGCII is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    Wachovia Intermediate Fixed Income Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal
   Amount                                                             Value
------------------------------------------------------------------------------
 Corporate Bonds--33.1%
            Basic Materials--1.1%
 $1,000,000 Monsanto Co., Note, 6.00%, 7/1/2000                     $1,007,070
                                                                    ----------
            Capital Goods--1.1%
  1,000,000 Deere (John) Capital Corp., Note, 6.30%, 6/1/1999        1,004,210
                                                                    ----------
            Consumer Cyclical--1.2%
  1,000,000 Ford Motor Co., Note, 7.25%, 10/1/2008                   1,105,000
                                                                    ----------
            Consumer Non-Durables--1.2%
  1,000,000 Philip Morris Cos., Inc., 7.65%, 7/1/2008                1,104,860
                                                                    ----------
            Finance--15.3%
  1,000,000 BankBoston, N.A., Sub. Note, 6.50%, 12/19/2007           1,003,700
  1,000,000 CIGNA Corp., Note, 7.40%, 5/15/2007                      1,062,440
    500,000 Ford Motor Credit Corp., Unsecd. Note, 5.625%,
            1/15/1999                                                  499,920
  2,350,000 Ford Motor Credit Corp., Unsecd. Note, 6.25%,
            11/8/2000                                                2,389,551
  1,000,000 J.P. Morgan & Co., Inc., Sub. Note, 6.70%, 11/1/2007     1,052,650
  1,000,000 J.P. Morgan & Co., Inc., Sub. Note, 7.625%, 9/15/2004    1,059,470
  1,000,000 Lehman Brothers Holdings, Inc., Note, 6.89%,
            10/10/2000                                               1,015,810
  1,000,000 Lehman Brothers Holdings, Inc., Note, 7.375%,
            5/15/2004                                                1,036,940
  1,000,000 Morgan Guaranty Trust Co., New York, 5.75%, 10/8/1999      998,260
  1,000,000 Pitney Bowes Credit Corp., Medium Term Note, 6.78%,
            7/16/2001                                                1,034,080
  1,000,000 Sears Roebuck Acceptance Corp., 6.95%, 5/15/2002         1,034,690
  1,000,000 State Street Boston Corp., 5.95%, 9/15/2003              1,009,210
  1,000,000 Union Planters Corp., Sub. Note, 6.50%, 3/15/2018          960,830
                                                                    ----------
            Total                                                   14,157,551
                                                                    ----------


 Principal
   Amount                                                            Value
 Corporate Bonds--continued
            Financial Services--3.8%
 $  500,000 Household International, Inc., Sr. Note, 6.00%,
            3/15/1999                                             $   500,260
  1,000,000 Merrill Lynch & Co., Inc., Note, 6.00%, 2/12/2003       1,015,450
  1,000,000 Merrill Lynch & Co., Inc., Bond, 6.00%, 7/15/2005       1,004,270
  1,000,000 Salomon, Inc., Sr. Note, 7.30%, 5/15/2002               1,048,660
                                                                  -----------
            Total                                                   3,568,640
                                                                  -----------
            Food Products--1.1%
  1,000,000 Heinz (H.J.) Co., Unsecd. Note, 6.75%, 10/15/1999       1,012,230
                                                                  -----------
            Healthcare--1.2%
  1,000,000 Bristol-Myers Squibb Co., Deb., 6.80%, 11/15/2026       1,106,890
                                                                  -----------
            Recreation--2.9%
  2,500,000 Disney (Walt) Co., Bond, Series B, 6.75%, 3/30/2006     2,697,025
                                                                  -----------
            Retail--1.1%
  1,000,000 Wal-Mart Stores, Inc., Note, 5.875%, 10/15/2005         1,021,040
                                                                  -----------
            Transportation--2.3%
  1,000,000 Burlington Northern, Inc., Equip. Trust, 7.46%,
            9/24/2011                                               1,135,430
  1,000,000 CSX Corp., Deb., 7.05%, 5/1/2002                        1,035,650
                                                                  -----------
            Total                                                   2,171,080
                                                                  -----------
            Utilities--0.8%
    710,000 Georgia Power Co., Note, 5.50%, 12/1/2005                 711,626
                                                                  -----------
            Total Corporate Bonds (identified cost $29,552,339)    30,667,222
                                                                  -----------
 U.S. Government Agencies--23.2%
            Federal Farm Credit Bank--1.1%
  1,000,000 8.65%, 10/1/1999                                        1,028,590
                                                                  -----------
            Federal Home Loan Mortgage Corporation--1.1%
  1,000,000 6.60%, 11/12/1999                                       1,013,750
                                                                  -----------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    Wachovia Intermediate Fixed Income Fund


 Principal
   Amount                                                        Value
-------------------------------------------------------------------------
 U.S. Government Agencies--continued
            Federal National Mortgage Association--21.0%
 $1,000,000 8.70%, 6/10/1999                                  $ 1,017,190
  3,717,103 7.00%, 9/1/2027                                     3,793,749
    150,000 6.55%, 9/12/2005                                      161,250
  3,697,557 6.50%, 7/1/2013                                     3,750,691
  3,940,699 6.50%, 8/1/2028                                     3,966,550
  2,625,000 6.35%, 6/10/2005                                    2,788,249
  3,952,373 6.00%, 8/1/2013                                     3,957,313
                                                              -----------
            Total                                              19,434,992
                                                              -----------
            Total U.S. Government Agencies (identified cost
            $21,177,083)                                       21,477,332
                                                              -----------
 U.S. Treasury Obligations--36.6%
            U.S. Treasury Bonds--12.3%
  1,400,000 6.125%, 11/15/2027                                  1,578,724
  2,100,000 7.125%, 2/15/2023                                   2,607,612
  3,000,000 7.25%, 5/15/2016                                    3,669,360
  2,600,000 8.00%, 11/15/2021                                   3,507,556
                                                              -----------
            Total                                              11,363,252
                                                              -----------
            U.S. Treasury Notes--24.3%
  2,000,000 5.625%, 5/15/2008                                   2,127,500
  2,000,000 5.75%, 8/15/2003                                    2,090,940
  2,790,000 5.875%, 11/15/2005                                  2,983,124
  1,000,000 6.625%, 4/30/2002                                   1,060,940


 Shares or
 Principal
   Amount                                                              Value
 U.S. Treasury Obligations--continued
            U.S. Treasury Notes--continued
 $1,000,000 7.125%, 2/29/2000                                       $ 1,029,370
  1,500,000 7.50%, 11/15/2001                                         1,617,885
  2,500,000 7.75%, 11/30/1999                                         2,573,050
  2,300,000 7.75%, 1/31/2000                                          2,378,706
  6,500,000 9.125%, 5/15/1999                                         6,628,960
                                                                    -----------
            Total                                                    22,490,475
                                                                    -----------
            Total U.S. Treasury Obligations (identified cost
            $32,542,918)                                             33,853,727
                                                                    -----------
 Open End Investment Companies--4.3%
     32,900 Blackrock Target Term Trust                                 316,663
    228,000 TCW/DW Term Trust 2000                                    2,166,000
     50,000 TCW/DW Term Trust 2002                                      487,500
    106,600 TCW/DW Term Trust 2003                                    1,019,363
                                                                    -----------
            Total Open Ended Investment Companies (identified
            cost $3,959,506)                                          3,989,526
                                                                    -----------
 (a) Repurchase Agreement--2.2%
  2,017,561 Goldman Sachs Group, LP, 5.25%, dated 11/30/1998, due
            12/1/1998 (at amortized cost)                             2,017,561
                                                                    -----------
            Total Investments
            (identified cost $89,249,407)                           $92,005,368
                                                                    -----------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

            Wachovia Short-Term Fixed Income Fund (Class A Shares)

      Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1998 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+


[GRAPHIC REPRESENTATION "A23" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to February 1, 1995. As of February 1, 1995, the Fund's maximum sales charge is 2.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and
  2.99 years. The index is produced by Merrill Lynch & Co., Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

            Wachovia Short-Term Fixed Income Fund (Class Y Shares)

      Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+

[GRAPHIC REPRESENTATION "A24" OMMITTED - SEE APPENDIX]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and
 2.99 years. The index is produced by Merrill Lynch & Co., Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Short-Term Fixed Income Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal
   Amount                                                           Value
-----------------------------------------------------------------------------
 Corporate Bonds--45.0%
            Banking & Finance--2.3%
 $2,500,000 NationsBank Corp., 5.750%, 3/15/2001                 $  2,517,450
                                                                 ------------
            Consumer Non-Durables--2.3%
  2,500,000 Walt Disney Co., 6.250%, 6/21/1999                      2,516,700
                                                                 ------------
            Finance--20.6%
  2,500,000 Banc One Corp., 6.250%, 9/1/2000                        2,544,225
  2,000,000 Bankers Trust Co., New York, 5.850%, 5/11/2000          2,001,860
  1,000,000 First National Bank of Chicago, 7.000%, 5/8/2000        1,024,410
  2,500,000 General Motors Acceptance Corp., 5.630%, 2/25/2000      2,518,650
  1,000,000 Household Finance Corp., 6.125%, 7/15/2002                996,640
  3,500,000 Household Finance Corp., 6.810%, 5/25/2000              3,561,597
  2,750,000 Lehman Brothers Holdings, Inc., 6.700%, 1/24/2000       2,762,821
  1,000,000 Morgan Stanley Group, Inc., 5.625%, 3/1/1999              999,620
  4,000,000 Sears Roebuck Acceptance Corp., 6.190%, 2/15/2000       4,026,664
  2,000,000 Wells Fargo & Co., 6.250%, 4/15/1999                    2,008,200
                                                                 ------------
            Total                                                  22,444,687
                                                                 ------------
            Financial Services--1.9%
  2,000,000 Merrill Lynch & Co., Inc., 6.020%, 5/11/2001            2,026,708
                                                                 ------------
            Food Products--2.9%
  3,000,000 Heinz (H.J.) Co., 7.500%, 4/26/2000                     3,104,070
                                                                 ------------
            Health Services--2.3%
  2,500,000 McKesson Corp., 6.600%, 3/1/2000                        2,531,650
                                                                 ------------
            Health Technology--2.4%
  2,500,000 American Home Products Corp., 7.700%, 2/15/2000         2,569,224
                                                                 ------------
            Retail--3.7%
  4,000,000 Wal-Mart Stores, Inc., 5.850%, 6/1/2000                 4,029,080
                                                                 ------------


  Shares or
  Principal
   Amount                                                             Value
 Corporate Bonds--continued
             Telecommunications--4.8%
 $ 5,000,000 AT&T Corp., 8.250%, 1/11/2000                         $  5,176,900
                                                                   ------------
             Utilities-Electric--1.8%
   2,000,000 Kansas City Power And Light Co., 6.370%, 10/15/1999      2,018,580
                                                                   ------------
             Total Corporate Bonds
             (identified cost $48,570,079)                           48,935,049
                                                                   ------------
 U.S. Government Agencies--38.3%
             Federal Home Loan Bank--15.5%
   5,600,000 5.625%, 3/19/2001                                        5,670,896
  11,000,000 5.735%, 7/22/2003                                       11,226,369
                                                                   ------------
             Total                                                   16,897,265
                                                                   ------------
             Federal National Mortgage Association--22.8%
   2,534,107 5.850%, 7/25/2000                                        2,528,557
  12,000,000 5.980%, 11/12/2002                                      12,425,640
   9,827,389 6.000%, 9/1/2013                                         9,839,673
                                                                   ------------
             Total                                                   24,793,870
                                                                   ------------
             Total U.S. Government Agencies (identified cost
             $41,134,291)                                            41,691,135
                                                                   ------------
 U.S. Treasury Obligations--10.0%
             U.S. Treasury Note--10.0%
   2,500,000 5.250%, 1/31/2001                                        2,533,600
   1,000,000 5.625%, 12/31/2002                                       1,034,690
   2,000,000 6.250%, 8/31/2002                                        2,106,880
   2,000,000 6.500%, 5/31/2001                                        2,087,500
   3,000,000 6.500%, 5/31/2002                                        3,175,320
                                                                   ------------
             Total U.S. Treasury Obligations (identified cost
             $10,902,227)                                            10,937,990
                                                                   ------------
 Open End Investment Companies--3.2%
     285,301 Blackrock 1999 Term Trust, Inc.                          2,763,853
      75,978 Blackrock 1998 Term Trust, Inc.                            759,780
                                                                   ------------
             Total Open Ended Investment Companies (identified
             cost $3,385,200)                                         3,523,633
                                                                   ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Short-Term Fixed Income Fund


 Principal
   Amount                                                           Value
-----------------------------------------------------------------------------
 (a) Repurchase Agreement--1.8%
 $1,968,117 Goldman Sachs Group, LP, 5.250%, dated 11/30/1998,
            due 12/1/1998 (at amortized cost)                    $  1,968,117
                                                                 ------------
            Total Investments (identified
            cost $105,959,914)                                   $107,055,924
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

             Wachovia Georgia Municipal Bond Fund (Class A Shares)

      Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A25" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

             Wachovia Georgia Municipal Bond Fund (Class Y Shares)

      Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A26" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Wachovia Georgia Municipal Bond Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal                                                   Credit
   Amount                                                    Rating*   Value
-------------------------------------------------------------------------------
 Long-Term Municipals--97.8%
            Georgia--92.0%
 $  330,000 Alpharetta, GA Development Authority,
            University and College Improvement Revenue
            Bonds, 4.80% (Original Issue Yield: 4.925%),
            11/1/2018                                          AA    $  324,789
    600,000 Americus-Sumter County, GA Hospital Authority,
            Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018       AAA      605,526
    100,000 Atlanta, GA Downtown Development Authority,
            Refunding Revenue Bonds, 6.25% (Original Issue
            Yield: 6.435%), 10/1/2016                          AA       108,799
    200,000 Atlanta, GA, GO UT (Series A), 6.125%
            (Original Issue Yield: 6.18%), 12/1/2023           AA       226,496
    510,000 Atlanta, GA, Urban Residential Finance
            Authority, Dorm Facility Revenue Refunding
            Bonds, 5.70% (Morehouse College)/(MBIA INS),
            12/1/2010                                          AAA      560,255
     80,000 Brunswick, GA, Water & Sewer Refunding Revenue
            Bonds, 6.10% (MBIA INS)/(Original Issue Yield:
            6.27%), 10/1/2019                                  AAA       93,538
     75,000 Burke County, GA Development Authority, PCR
            Bonds, 7.50% (Oglethorpe Power Corp.)/(MBIA
            INS), 1/1/2003                                     AAA       80,765
     50,000 Chatham County, GA School District, GO UT,
            6.75% (MBIA INS), 8/1/2018                         AAA       57,104
    500,000 Cherokee County, GA Water & Sewer Authority,
            Water Utility & Sewer Improvement Revenue
            Bonds, 5.00% (FGIC INS)/(Original Issue Yield:
            5.25%), 8/1/2027                                   AAA      497,325
    790,000 Clayton County & Clayton County, GA Water
            Authority, Revenue Refunding Bonds, 5.20%
            (MBIA INS)/(Original Issue Yield: 5.30%),
            5/1/2005                                           AAA      841,129


  Principal                                                 Credit
   Amount                                                   Rating*    Value
 Long-Term Municipals--continued
             Georgia--continued
 $   325,000 Clayton County, GA, GO UT Correctional
             Facilities and Public Improvements Bonds,
             4.50%, 8/1/2001                                  AA    $   332,657
     100,000 Cobb County, GA Solid Waste Management
             Authority, Revenue Bonds, 6.35%, 1/1/2009        AAA       112,874
   1,000,000 Cobb County, GA, Refunding Revenue Bonds
             (Series A), 5.20% (Original Issue Yield:
             5.25%), 7/1/2005                                 AA      1,066,250
     500,000 Coweta County, GA School System, GO UT
             Bonds, 5.00%, 8/1/2009                           AA-       530,330
   1,000,000 Dalton, GA, Refunding Revenue Bonds, 5.00%
             (MBIA INS), 1/1/2004                             AAA     1,050,980
      200,00 De Kalb County, GA School District, GO UT
             Bonds (Series A), 6.25%, 7/1/2011                AA        235,138
    1,000,00 De Kalb County, GA Water & Sewer, Refunding
             Revenue Bonds, 5.125% (Original Issue Yield:
             5.25%), 10/1/2011                                AA      1,036,670
     500,000 De Kalb County, GA Water & Sewer, Refunding
             Revenue Bonds, 5.25% (Original Issue Yield:
             5.42%), 10/1/2023                                AA        508,430
     150,000 De Kalb County, GA, GO UT Bonds, 5.50%
             (Original Issue Yield: 5.60%), 1/1/2016          AA+       157,835
     500,000 De Kalb County, GA, Refunding Revenue Bonds
             Series A, 5.375% (Emory University ),
             11/1/2005                                        AA        542,595
     100,000 Decatur, GA Housing Authority, Mortgage
             Refunding Revenue Bonds, 6.45% (FHA and MBIA
             INS)/(Original Issue Yield: 6.524%),
             7/1/2025                                         AAA       105,936
     500,000 Downtown Savannah, GA, Refunding Revenue
             Bonds (Series A), 4.95% (Original Issue
             Yield: 5.05%), 1/1/2006                          AA        523,355

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Wachovia Georgia Municipal Bond Fund


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Georgia--continued
 $  160,000 Fayette County, GA, Water Revenue Bonds
            (Series B), 6.20% (FGIC INS)/(Original Issue
            Yield: 6.30%), 10/1/2022                          AAA   $   176,923
     60,000 Forsyth County, GA School District, GO UT
            Bonds, 6.70%, 7/1/2012                            AA-        73,182
     25,000 Fulton County, GA School District, GO UT
            Bonds, 5.60% (Original Issue Yield: 5.65%),
            1/1/2011                                          AA         27,323
  1,950,000 Fulton County, GA Water & Sewage System,
            4.75%, 1/1/2020                                   AA-     1,895,498
    300,000 Fulton County, GA Water & Sewage System,
            Revenue Refunding Bonds, 5.625% (FGIC
            INS)/(Original Issue Yield: 5.75%), 1/1/2001      AAA       312,492
    475,000 Fulton County, GA, Water and Sewer Refunding
            Revenue Bonds, 6.25% (FGIC INS)/(Original
            Issue Yield: 6.425%), 1/1/2007                    AAA       544,136
    500,000 Fulton De Kalb, GA Hospital Authority,
            Revenue Bonds, 5.50% (MBIA INS)/(Original
            Issue Yield: 5.85%), 1/1/2012                     AAA       529,375
    400,000 Gainsville & Hall County, GA Hospital
            Authority, Revenue Anticipation Certificates,
            5.75% (Northeast GA Healthcare Project)/(MBIA
            INS)/(Original Issue Yield: 5.98%), 10/1/2017     AAA       428,116
    300,000 Georgia Medical Center Hospital Authority,
            Refunding Revenue Anticipation Certificates
            (Series C), 5.90% (Columbus Regional
            Healthcare System)/(MBIA INS)/(Original Issue
            Yield: 5.95%), 8/1/2001                           AAA       316,932
    285,000 Georgia Municipal Electric Authority,
            Electric Power Revenue Refunding Bonds
            (Series B), 6.125% (FGIC INS)/(Original Issue
            Yield: 6.30%), 1/1/2014                           AAA       310,368


 Principal                                                   Credit
   Amount                                                    Rating*   Value
 Long-Term Municipals--continued
            Georgia--continued
 $  500,000 Georgia State HFA, Refunding Revenue SFM Bonds
            (Subser A-2), 6.55% (FHA/VA mtgs GTD),
            12/1/2027                                          AAA   $  540,335
    200,000 Georgia State, GO UT Bonds (Series B), 7.20%,
            3/1/2006                                           AAA      239,276
    500,000 Georgia State, GO UT Bonds (Series D), 6.80%,
            8/1/2000                                           AAA      527,300
    200,000 Georgia State, GO UT Bonds (Series F), 6.50%,
            12/1/2007*                                         AAA      236,410
    430,000 Georgia State, GO UT, 6.25%, 4/1/2007              AAA      495,842
    500,000 Georgia State, GO UT, 6.50% (Original Issue
            Yield: 6.63%), 4/1/2006                            AAA      578,245
    655,000 Gwinnett County, GA School District, Series A,
            5.125% (Original Issue Yield: 5.35%), 2/1/2011     AA+      682,052
    100,000 Gwinnett County, GA, Water & Sewage Utility
            Certificates of Participation, 8.40%, 8/1/2001     AAA      111,945
  1,000,000 Henry County, GA & Henry County Water & Sewer
            Authority, Revenue Bond, 5.00% (AMBAC
            INS)/(Original Issue Yield: 5.32%), 2/1/2026       AAA      994,780
    400,000 Marietta, GA Development Authority, Revenue
            Bonds (Series B), 5.75% (Life College,
            Inc.)/(CGIC LOC)/(Original Issue Yield:
            5.91%), 9/1/2014                                   AAA      434,364
    500,000 Meriwether County, GA School District, GO UT
            Bonds, 7.00% (FSA INS), 2/1/2007                   AAA      598,035
    400,000 Newton County School District, GA, GO UT
            Bonds, 5.625% (FGIC INS)/(Original Issue
            Yield: 5.70%), 2/1/2013                            AAA      433,232
    100,000 Peach County, GA School District, GO UT Bonds,
            6.30% (MBIA INS)/(Original Issue Yield:
            6.35%), 2/1/2014                                   AAA      114,231
    250,000 Private Colleges & Universities Facilities of
            GA, Refunding Revenue Bonds, 5.625% (Agnes
            Scott College Project)/(Original Issue Yield:
            5.70%), 6/1/2023                                   AA-      264,190

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Wachovia Georgia Municipal Bond Fund


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Georgia--continued
 $  685,000 Richmond County, GA Water & Sewage, Refunding
            Revenue Bonds, 5.25% (FGIC INS)/(Original
            Issue Yield: 5.491%), 10/1/2021                   AAA   $   698,447
    200,000 Rockdale County, GA School District, GO UT
            Bonds, 6.30%, 1/1/2007                            A1        225,218
    150,000 Savannah, GA Resources Recovery Development
            Authority, Refunding Revenue Bonds, 5.95%
            (Savannah Energy Systems Co.), 12/1/2002          A+        159,782
    335,000 Savannah, GA Resources Recovery Development
            Authority, Revenue Bonds, 6.30% (Savannah
            Energy Systems Co.), 12/1/2006                    A+        358,118
    110,000 Savannah, GA Water & Sewage, Revenue Bonds,
            5.10% (Original Issue Yield: 5.55%),
            12/1/2010                                         AA-       113,994
                                                                    -----------
            Total                                                    22,018,917
                                                                    -----------
            Puerto Rico--5.8%
    925,000 Puerto Rico Commonwealth Infrastructure
            Financing Authority, Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                  AAA       927,692


 Principal
  Amount                                                    Credit
 or Shares                                                  Rating*    Value
 Long-Term Municipals--continued
            Puerto Rico--continued
 $  205,000 Puerto Rico Electric Power Authority, Revenue
            Bonds (Series DD), 5.00% (MBIA INS)/(Original
            Issue Yield: 5.28%), 7/1/2028                     AAA   $   205,617
    245,000 Puerto Rico Highway and Transportation
            Authority, Refunding Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                  AAA       245,735
                                                                    -----------
            Total                                                     1,379,044
                                                                    -----------
            Total Long-Term Municipals (identified cost
            $22,212,460)                                             23,397,961
                                                                    -----------
 Open-End Investment Companies--1.6%
     39,014 AIM Global Management Money Market Fund                      39,014
     56,560 Dreyfus Tax Exempt Money Market Fund                         56,560
    275,970 Fidelity Tax Exempt Money Market Fund                       275,970
                                                                    -----------
            Total Open-Ended Investment Companies (at net
            asset value)                                                371,544
                                                                    -----------
            Total Investments (identified cost
            $22,584,004)                                            $23,769,505
                                                                    -----------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         Wachovia North Carolina Municipal Bond Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A27" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A28" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia North Carolina Municipal Bond Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--97.3%
            North Carolina--93.0%
 $1,030,000 Buncombe County, NC, GO UT Bonds, 4.90%
            (Original Issue Yield: 5.15%), 4/1/2014           AA    $ 1,052,155
  1,400,000 Carteret County, NC, GO UT Bonds, 5.40% (MBIA
            INS)/(Original Issue Yield: 5.60%), 5/1/2015      AAA     1,483,748
  1,000,000 Centennial Authority, NC, Revenue Bonds,
            4.85% (FSA INS)/(Original Issue Yield:
            4.95%), 9/1/2009                                  AAA     1,045,580
    100,000 Charlotte, NC, GO UT Bonds, 5.70%, 2/1/2007       AAA       109,650
  1,250,000 Charlotte, NC, GO UT Refunding Bonds, 5.00%
            (Original Issue Yield: 5.10%), 2/1/2009           AAA     1,332,537
    840,000 Charlotte, NC, GO UT Refunding Bonds, 5.00%
            (Original Issue Yield: 5.15%), 2/1/2012           AAA       886,049
    900,000 Charlotte, NC, GO UT Water & Sewer Bonds
            (Series A), 5.30%, 4/1/2008                       AAA       970,380
    960,000 Charlotte-Mecklenburg Hospital Authority, NC,
            Health System Revenue Refunding Bonds, 5.75%
            (Original Issue Yield: 6.498%), 1/1/2012          AA      1,025,712
  1,000,000 Charlotte-Mecklenburg Hospital Authority, NC,
            Revenue Bonds, 5.60% (Original Issue Yield:
            5.70%), 1/15/2009                                 AA      1,094,740
    250,000 Concord, NC, (Series A) Multiple Utility
            Improvement Revenue Bonds, 5.00% (MBIA INS),
            12/1/2022                                         AAA       250,335
    345,000 Concord, NC, Certificate of Participation,
            5.60% (MBIA INS)/(Original Issue Yield:
            5.70%), 6/1/2005                                  AAA       374,791


 Principal                                                  Credit
   Amount                                                   Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $  445,000 Concord, NC, Certificate of Participation,
            5.40% (MBIA INS)/(Original Issue Yield:
            5.50%), 6/1/2003                                  AAA   $   471,980
  1,000,000 Concord, NC, Revenue Bonds (Series A), 5.00%
            (MBIA INS), 12/1/2017                             AAA     1,013,070
    210,000 Cumberland County, NC Hospital Facilities,
            Revenue Bonds, 6.00% (MBIA INS)/(Original
            Issue Yield: 6.84%), 10/1/2021                    AAA       220,435
  1,100,000 Cumberland County, NC Industrial Facilities &
            Pollution Control Financing Authority,
            Revenue Bonds, 4.30% (Monsanto Co.),
            10/1/2014                                         NR      1,100,000
    100,000 Cumberland County, NC, Certificate of
            Participation (Series A), 6.375% (Cumberland
            County, NC Civic Center Project)/(AMBAC
            INS)/(Original Issue Yield: 6.50%), 12/1/2010     AAA       114,806
    615,000 Currituck County, NC, GO UT Bonds, 5.40%
            (MBIA INS), 4/1/2009                              AAA       663,130
    100,000 Durham County, NC, GO UT Bonds, 5.75%
            (Original Issue Yield: 5.95%), 2/1/2009           AAA       107,612
     50,000 Durham, NC Water & Sewer Utility System,
            Revenue Bonds, 5.80% (Original Issue Yield:
            5.85%), 12/1/2003                                 AA         54,529
    100,000 Durham, NC, GO UT Revenue Bonds, 5.80%
            (Original Issue Yield: 5.95%), 2/1/2012           AAA       110,602
    100,000 East Carolina University, NC, Revenue Bonds,
            5.50% (Original Issue Yield: 5.60%), 5/1/2018      A        103,017

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia North Carolina Municipal Bond Fund


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $1,500,000 Fayetteville, NC Public Works Commission,
            Refunding Revenue Bonds, 4.75% (FGIC
            INS)/(Original Issue Yield: 5.23%), 3/1/2014      AAA   $ 1,502,475
  1,000,000 Forsyth County, NC, GO UT, 4.75%, 2/1/2005        AAA     1,045,880
    160,000 Franklin County, NC, Certificates of
            Participation, 6.10% (Jail & School
            Project)/(FGIC INS)/(Original Issue Yield:
            6.20%), 6/1/2003                                  AAA       174,691
    315,000 Fremont, NC Housing Development Corp., First
            Lien Revenue Refunding Bonds, 6.75% (Torhunta
            Apts)/(Federal National Mortgage Association
            COL), 7/15/2022                                   Aaa       332,700
    100,000 Gastonia, NC Combined Utilities System,
            Revenue Bonds, 6.00% (MBIA INS)/(Original
            Issue Yield: 6.10%), 5/1/2014                     AAA       111,866
    500,000 Gastonia, NC, GO UT Bonds, 5.30% (FGIC
            INS)/(Original Issue Yield: 5.40%), 6/1/2009      AAA       537,015
    500,000 Gastonia, NC, GO UT, 5.40% (MBIA INS),
            5/1/2011                                          AAA       541,885
  1,000,000 Greensboro, NC, Certificate of Participation
            (Series A), 5.625% (Original Issue Yield:
            6.05%), 12/1/2015                                 AA      1,071,080
    105,000 Greensboro, NC, Certificates of
            Participation, 6.65% (Coliseum Arena
            Expansion Project)/(Original Issue Yield:
            6.70%), 12/1/2004                                 AA        114,827
  2,535,000 Greensboro, NC, GO UT Bonds, 4.70% (Original
            Issue Yield: 4.90%), 4/1/2016                     AAA     2,518,497
    100,000 Greenville, NC Combined Enterprise System,
            Revenue Bonds, 5.70% (Original Issue Yield:
            5.75%), 9/1/2006                                  A+        109,946
     75,000 Harnett County, NC, Certificates of
            Participation, 5.90% (AMBAC INS), 12/1/2000       AAA        78,516


 Principal                                                  Credit
   Amount                                                   Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $  500,000 Harnett County, NC, Certificates of
            Participation, 6.20% (AMBAC INS), 12/1/2009       AAA   $   565,500
    600,000 High Point, NC, GO UT Revenue Bonds, 5.60%,
            3/1/2008                                          AA        655,272
    600,000 Lee County, NC, GO UT, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.05%), 4/1/2009      AAA       635,286
    100,000 Martin County, NC IFA, PCR Bonds, 6.80%
            (Weyerhaeuser Co.), 5/1/2024                       A        110,556
    850,000 Martin County, NC IFA, Revenue Bonds, 5.65%
            (Weyerhaeuser Co.), 12/1/2023                      A        865,223
  1,925,000 Mecklenburg County, NC, GO UT (Series B),
            4.40% (Original Issue Yield: 4.60%), 2/1/2013     AAA     1,892,410
  1,705,000 Mecklenburg County, NC, GO UT Bonds, 4.80%
            (Original Issue Yield: 4.90%), 3/1/2009           AAA     1,785,561
  3,670,000 Mecklenburg County, NC, GO UT, 4.40%
            (Original Issue Yield: 4.45%), 2/1/2011           AAA     3,674,954
  1,000,000 Mecklenburg County, NC, GO UT, 4.40%,
            2/1/2010                                          AAA     1,009,010
    150,000 Moore County, NC, GO UT Bonds, 4.60% (MBIA
            INS)/(Original Issue Yield: 4.65%), 6/1/2011      AAA       152,241
    675,000 Moore County, NC, GO UT Public Improvements,
            4.90% (MBIA INS)/(Original Issue Yield:
            4.95%), 6/1/2015                                  AAA       684,247
    600,000 Moore County, NC, GO UT Public Improvement,
            4.90% (MBIA INS)/(Original Issue Yield:
            4.90%), 6/1/2014                                  AAA       611,712
    350,000 New Hanover County, NC, GO UT Bonds, 4.80%,
            2/1/2017                                          AA-       348,925
    350,000 New Hanover County, NC, GO UT Bonds, 4.80%,
            2/1/2018                                          AA-       347,161
    100,000 North Carolina Educational Facilities Finance
            Agency, Refunding Revenue Bonds, 6.00%
            (Davidson College)/(Original Issue Yield:
            6.20%), 12/1/2012                                 AA        109,095

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia North Carolina Municipal Bond Fund


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $  450,000 North Carolina Educational Facilities Finance
            Agency, Revenue Bonds (Series B), 4.25% (Duke
            University)/(Original Issue Yield: 4.30%),
            10/1/2003                                         AA+   $   459,346
  1,000,000 North Carolina Educational Facilities Finance
            Agency, Revenue Bonds (Series C), 6.75% (Duke
            University)/(Original Issue Yield: 6.769%),
            10/1/2021                                         AA+     1,092,680
     20,000 North Carolina HFA, Multi-Family Refunding
            Revenue Bonds (Series B), 6.90% (FHA INS),
            7/1/2024                                          AA         21,465
     85,000 North Carolina HFA, Revenue Bonds (Series Z),
            6.60%, 9/1/2026                                   AA         91,360
    750,000 North Carolina HFA, Revenue Bonds, 6.20%,
            3/1/2018                                          AA        802,755
  2,000,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 5.00% BANs, 6/1/2013     AAA     2,039,480
     50,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 6.125% (Rex
            Hospital)/(Original Issue Yield: 6.219%),
            6/1/2010                                          A+         55,603
  1,000,000 North Carolina Medical Care Commission,
            Revenue Bonds (Series C), 5.25% (Duke
            University Hospital)/(Original Issue Yield:
            5.65%), 6/1/2017                                  AA      1,013,300
  2,500,000 North Carolina Medical Care Commission,
            Revenue Bonds, 4.75% (Firsthealth of the
            Carolina's)/(Original Issue Yield: 5.14%),
            10/1/2026                                         AA-     2,347,550
    525,000 North Carolina Medical Care Commission,
            Revenue Bonds, 5.20% (Moore Regional
            Hospital)/(FGIC INS)/(Original Issue Yield:
            5.30%), 10/1/2013                                 AAA       543,795


 Principal                                                  Credit
   Amount                                                   Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $1,500,000 North Carolina Medical Care Commission,
            Revenue Bonds, 5.375% (Wake County Hospital
            Systems)/(MBIA INS)/(Original Issue Yield:
            5.75%), 10/1/2026                                 AAA   $ 1,544,610
  1,000,000 North Carolina Medical Care Commission,
            Revenue Bonds, 7.00% (Duke University
            Hospital)/(Original Issue Yield: 7.08%),
            6/1/2021                                          Aaa     1,098,410
  1,095,000 North Carolina Medical Care Commission,
            Revenue Refunding Bonds, 5.10% (Wilson
            Memorial Hospital)/(AMBAC INS)/(Original
            Issue Yield: 5.25%), 11/1/2009                    AAA     1,158,039
  1,525,000 North Carolina Medical Care Commission,
            Revenue Refunding Bonds, 5.20% (Wilson
            Memorial Hospital)/(AMBAC INS)/(Original
            Issue Yield: 5.35%), 11/1/2010                    AAA     1,615,417
    850,000 North Carolina Medical Care Commission,
            Revenue Refunding Bonds, 7.375% (Presbyterian
            Hospital)/(United States Treasury
            PRF)/(Original Issue Yield: 7.417%),
            10/1/2000                                         AAA       924,775
    115,000 North Carolina Municipal Power Agency No. 1,
            Catawba Electric Revenue Refunding Bonds,
            5.90% (Original Issue Yield: 5.95%), 1/1/2003     A-        122,612
  1,000,000 North Carolina State, GO UT Refunding Bonds
            (Series C), 4.80% (North Carolina Prison
            Facilities)/(Original Issue Yield: 4.85%),
            3/1/2009                                          AAA     1,035,940
    575,000 Onslow County, NC, GO UT Bonds, 5.70% (MBIA
            INS)/(Original Issue Yield: 5.85%), 3/1/2013      AAA       623,565

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia North Carolina Municipal Bond Fund


 Principal                                                  Credit
   Amount                                                   Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $  635,000 Pitt County, NC, Refunding Revenue Bonds,
            5.20% (Pitt County Memorial Hospital)/
            (Original Issue Yield: 5.30%), 12/1/2008          AA-   $   684,663
    350,000 Raleigh, NC, Certificate Participation
            Refunding Bonds, 5.00% (Cabarrus Street
            Parking Facilities Project)/(Original Issue
            Yield: 5.10%), 12/1/2009                          AA        366,664
    230,000 Raleigh, NC, Certificate Participation
            Refunding Bonds, 5.10% (Cabarrus Street
            Parking Facilities Project)/(Original Issue
            Yield: 5.20%), 12/1/2010                          AA        241,077
    400,000 Raleigh, NC, GO UT Refunding Bonds, 6.40%,
            3/1/2006                                          AAA       431,580
    300,000 Raleigh, NC, Water Utility Improvement
            Revenue Bonds, 5.125% (Original Issue Yield:
            5.61%), 3/1/2022                                  AA+       300,687
    800,000 Randolph County, NC, Certificates of
            Participation, 4.875% (MBIA INS)/(Original
            Issue Yield: 5.05%), 6/1/2006                     AAA       841,544
    500,000 Robeson County, NC, GO UT Refunding Revenue
            Bonds, 4.90% (AMBAC INS), 2/1/2007                AAA       525,835
  1,025,000 Sanford, NC, GO UT Bonds, 4.90% (MBIA INS),
            3/1/2009                                          AAA     1,077,152
  1,105,000 Shelby, NC Housing Development Corp.,
            Mortgage Revenue Bonds, 6.10% (Hickory Creek
            Apartments)/(FHA INS), 2/1/2023                   AAA     1,176,770
    500,000 Wake County, NC, GO UT Refunding Bonds, 4.60%
            (Original Issue Yield: 4.70%), 4/1/2004           AAA       517,445
    650,000 Wake County, NC, GO UT Refunding Bonds, 4.70%
            (Original Issue Yield: 4.80%), 4/1/2005           AAA       675,896
  1,000,000 Wake County, NC, GO UT, 4.50% (Original Issue
            Yield: 4.62%), 3/1/2009                           AAA     1,023,470
    500,000 Wake County, NC, GO UT, 4.90%, 3/1/2004           AAA       525,330


 Principal
  Amount                                                    Credit
 or Shares                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $1,375,000 Wake County, NC, Hospital Revenue Bonds,
            5.125% (MBIA INS)/(Original Issue Yield:
            5.35%), 10/1/2026                                 AAA   $ 1,428,694
     75,000 Wilmington, NC, GO UT Revenue Bonds, 5.60%
            (Original Issue Yield: 5.75%), 6/1/2010           A+         80,993
                                                                    -----------
            Total                                                    61,659,891
                                                                    -----------
            Puerto Rico--4.3%
    525,000 Puerto Rico Commonwealth Infrastructure
            Financing Authority, Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                  AAA       526,528
    575,000 Puerto Rico Electric Power Authority, Revenue
            Bonds (Series DD), 5.00% (MBIA INS)/(Original
            Issue Yield: 5.28%), 7/1/2028                     AAA       576,731
    725,000 Puerto Rico Highway and Transportation
            Authority, Refunding Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                  AAA       727,182
  1,000,000 Puerto Rico IFA (Series A), 5.02%, 7/1/2028       NR        997,500
                                                                    -----------
            Total                                                     2,827,941
                                                                    -----------
            Total Long-Term Municipal Securities
            (identified cost $60,937,136)                            64,487,832
                                                                    -----------
 Open-Ended Investment Companies--1.8%
     14,907 AIM Global Management Money Market Fund                      14,907
     20,102 Dreyfus Tax Exempt Money Market Fund                         20,102
  1,177,893 Fidelity Tax Exempt Money Market Fund                     1,177,893
                                                                    -----------
            Total Open-Ended Investment Companies (at net
            asset value)                                              1,212,902
                                                                    -----------
            Total Investments (identified cost
            $62,150,038)                                            $65,700,734
                                                                    -----------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         Wachovia South Carolina Municipal Bond Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from January 11, 1991 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A29" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         Wachovia South Carolina Municipal Bond Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI).+


[GRAPHIC REPRESENTATION "A30" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal                                                Credit
  Amount                                                  Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--97.5%
           South Carolina--93.0%
 $ 540,000 Barnwell County, SC School District No. 45,
           GO UT Refunding Bonds, 5.60% (AMBAC
           INS)/(State Aid Withholding LOC)/(Original
           Issue Yield: 5.65%), 2/1/2012                    AAA   $    582,136
   570,000 Barnwell County, SC School District No. 45,
           GO UT Refunding Bonds, 5.60% (AMBAC
           INS)/(State Aid Withholding LOC)/(Original
           Issue Yield: 5.70%), 2/1/2013                    AAA        612,425
 1,300,000 Beaufort County, SC School District, GO UT,
           4.70%, 3/1/2006                                   AA      1,354,652
   500,000 Beaufort County, SC, Certificate of
           Participation, 5.00% (Hilton Head Airport),
           7/1/2001                                          NR        515,315
   675,000 Beaufort County, SC, Certificates of
           Participation, 7.125% (AMBAC INS)/(Original
           Issue Yield: 7.45%), 6/1/2012                    AAA        724,451
   855,000 Beaufort-Jasper, SC Water & Sewer Authority,
           Waterworks and Sewer System Revenue Bonds,
           5.90% (FGIC INS)/(Original Issue Yield:
           6.00%), 3/1/2016                                 AAA        927,555
   750,000 Berkeley County, SC, Pollution Control
           Facilities Revenue Bonds, 6.50% (South
           Carolina Electric and Gas), 10/1/2014              A        824,445


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $1,500,000 Berkeley County, SC, Water & Sewer Refunding
            Revenue Bonds, 5.50% (MBIA INS)/(Original
            Issue Yield: 5.55%), 6/1/2013                    AAA   $  1,598,700
  1,000,000 Camden, SC Public Utility, Revenue Refunding
            Bonds, 5.50% (MBIA INS)/(Original Issue
            Yield: 5.80%), 3/1/2022                          AAA      1,058,160
  1,105,000 Charleston County, SC Airport District,
            Airport System Refunding Revenue Bonds,
            4.75% (MBIA INS), 7/1/2015                       AAA      1,098,061
  1,000,000 Charleston, SC Waterworks and Sewer, Revenue
            Refunding Bonds, 4.50% (FGIC LOC)/(Original
            Issue Yield: 5.03%), 1/1/2024                    AAA        935,030
  1,900,000 Charleston, SC, Certificates of
            Participation, 5.00% (AMBAC INS)/(Original
            Issue Yield: 5.39%), 9/1/2015                    AAA      1,907,961
  1,000,000 Charleston, SC, Certificates of
            Participation, 7.10% (MBIA INS)/(United
            States Treasury PRF), 6/1/2001                   AAA      1,101,450
    250,000 Charleston, SC, GO Bonds (Series A), 6.30%,
            9/1/2005                                          AA        270,795
    400,000 Charleston, SC, Water & Sewer Refunding
            Revenue Bonds (Series A), 7.05%, 1/1/2006         AA        403,320

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $1,000,000 Charleston, SC, Water & Sewer Refunding
            Revenue Bonds, 6.00% (Original Issue Yield:
            6.242%), 1/1/2012                                 AA   $  1,072,610
  1,260,000 Charleston, SC, Waterworks & Sewer Refunding
            Revenue Bonds, 5.00% (MBIA INS), 1/1/2022        AAA      1,248,874
    875,000 Chester County, SC School District, GO UT,
            6.85% (United States Treasury PRF)/(Original
            Issue Yield: 6.95%), 2/1/2012                     AA        927,001
  1,125,000 Chester County, SC School District, GO UT,
            6.85% (United States Treasury PRF)/(Original
            Issue Yield: 6.90%), 2/1/2009                     AA      1,191,859
  1,500,000 Columbia, SC Waterworks & Sewer System,
            Refunding Revenue Bonds, 5.70%, 2/1/2010          AA      1,678,260
  1,000,000 Columbia, SC, Parking Facilities Refunding
            Revenue Bonds, 5.875% (AMBAC INS)/(Original
            Issue Yield: 6.007%), 12/1/2013                  AAA      1,104,490
  1,065,000 Dorchester County, SC School District No.
            002, GO UT Bonds, 5.125% (FGIC
            INS)/(Original Issue Yield: 5.25%), 2/1/2012     AAA      1,099,804
  1,500,000 Dorchester County, SC School District No.
            002, GO UT Bonds, 5.20% (FGIC INS), 2/1/2018     AAA      1,526,910


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $2,250,000 Dorchester County, SC School District No.
            002, GO UT Bonds, 5.20% (FGIC INS)/(Original
            Issue Yield: 5.35%), 2/1/2017                    AAA   $  2,295,833
    600,000 Dorchester County, SC School District No.
            002, GO UT Bonds, 6.65% (MBIA INS)/(United
            States Treasury PRF)/(Original Issue Yield:
            6.85%), 7/1/2012                                 AAA        624,276
    870,000 Edgefield County, SC School District, GO UT
            Bonds, 6.40% (FSA INS)/(Original Issue
            Yield: 6.60%), 2/1/2009                          AAA        966,996
  1,155,000 Fairfield County, SC School District,
            Certificates of Participation, 5.50%
            (Fairfield Primary Geiger)/(Asset Guaranty
            GTD)/(Original Issue Yield: 5.60%), 3/1/2007      AA      1,242,295
  2,000,000 Fairfield County, SC, PCR Bonds, 6.50%
            (South Carolina Electric and Gas), 9/1/2014       A+      2,206,760
    500,000 Florence County, SC, Hospital Revenue Bonds,
            6.75% (Mcleod Regional Medical Center)/(FGIC
            INS)/(Original Issue Yield: 7.00%),
            11/1/2010                                        AAA        540,050
  1,500,000 Florence County, SC, Revenue Bonds, 4.75%
            (Mcleod Regional Medical Center)/(MBIA
            INS)/(Original Issue Yield: 4.75%),
            11/1/2027                                        AAA      1,424,250

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $2,805,000 Grand Strand Water & Sewage Authority, SC,
            Revenue Refunding Bonds, 6.375% (South
            Carolina Waterworks & Sewer System)/(MBIA
            INS)/(Original Issue Yield: 6.508%),
            6/1/2012                                         AAA   $  3,334,472
    800,000 Grand Strand Water & Sewage Authority, SC,
            Waterworks & Sewer System Revenue Refunding
            Bonds, 6.00% (MBIA INS)/(Original Issue
            Yield: 6.595%), 6/1/2019                         AAA        849,528
    500,000 Greenville County, SC, Industrial Revenue
            Bonds, 7.10% (Lockheed Aeromod Center
            Incorporated Project), 11/1/2011                BBB+        537,575
  5,250,000 Greenville, SC Hospital System Facilities,
            Refunding Revenue Bonds (Series B), 5.25%
            (Original Issue Yield: 6.125%), 5/1/2023          AA      5,290,530
    600,000 Greenville, SC Hospital System Facilities,
            Refunding Revenue Bonds, 5.75% (Original
            Issue Yield: 5.95%), 5/1/2013                     AA        646,296
  1,500,000 Greenville, SC Hospital System Facilities,
            Revenue Bonds (Series B), 5.25% (Original
            Issue Yield: 6.076%), 5/1/2017                    AA      1,525,020
    760,000 Greenville, SC Hospital System Facilities,
            Revenue Bonds, 7.00% (Greenville Health
            Corporation)/(Original Issue Yield: 7.454%),
            5/1/2017*                                        AAA        811,095


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $2,000,000 Greenville, SC Waterworks Revenue, Revenue
            Bonds, 5.50% (Original Issue Yield: 5.60%),
            2/1/2022                                          AA   $  2,092,620
  1,000,000 Hilton Head Island, SC Public Facilities
            Corp., Certificates of Participation, 5.40%
            (AMBAC INS)/(Original Issue Yield: 5.599%),
            3/1/2009                                         AAA      1,071,080
    100,000 Horry County, SC, GO UT Bonds, 7.45% (United
            States Treasury PRF), 12/1/1988                   A+        102,012
    980,000 Horry County, SC, GO UT Refunding Bonds
            (Series B), 4.65% (MBIA INS), 12/1/2005          AAA      1,020,944
  1,960,000 Lancaster County, SC School District, GO UT,
            6.50% (MBIA INS)/(Original Issue Yield:
            6.599%), 7/1/2008                                AAA      2,178,070
    655,000 Lexington & Richland Counties, SC School
            District No. 005, GO UT Bonds, 5.05% (MBIA
            INS), 3/1/2005                                   AAA        692,859
    175,000 Lexington County, SC, Revenue Bonds (Series
            C), 8.00% (J.B. White & Co. Project),
            1/1/2011                                          NR        186,564
  2,000,000 Lexington County, SC Health Services
            District, Inc., Refunding Revenue Bonds,
            5.125% (FSA INS)/(Original Issue Yield:
            5.50%), 11/1/2021                                AAA      1,986,580
  2,500,000 Lexington County, SC Health Services
            District, Inc., Revenue Bonds, 5.125% (FSA
            INS)/(Original Issue Yield: 5.53%),
            11/1/2026                                        AAA      2,481,525

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $  805,000 Medical University of South Carolina,
            Hospital Facilities Revenue Bonds, 5.25%
            (MBIA INS)/(Original Issue Yield: 5.25%),
            7/1/2004                                         AAA   $    857,591
  2,000,000 North Charleston, SC Sewer District,
            Refunding Revenue Bonds (Series A), 6.00%
            (MBIA INS)/(Original Issue Yield: 6.593%),
            7/1/2018                                         AAA      2,126,480
    500,000 North Charleston, SC Sewer District, Revenue
            Bonds (Series B), 6.00% (MBIA INS)/(Original
            Issue Yield: 6.593%), 7/1/2018                   AAA        531,620
    275,000 Oconee County, SC School District, GO UT
            Bonds, 5.10% (MBIA INS)/(Original Issue
            Yield: 5.50%), 9/1/2013                          AAA        284,034
  2,500,000 Oconee County, SC, PCR Refunding Bonds,
            5.80% (Duke Energy Corp.), 4/1/2014               AA      2,655,875
    590,000 Piedmont Municipal Power Agency, SC,
            Electricity Refunding Revenue Bonds, 6.85%
            (FGIC INS), 1/1/2007                             AAA        637,265
    590,000 Piedmont Municipal Power Agency, SC,
            Refunding Bonds, 5.50% (MBIA INS)/(Original
            Issue Yield: 5.60%), 1/1/2013                    AAA        644,900
    970,000 Piedmont Municipal Power Agency, SC,
            Refunding Revenue Bonds (Series A), 6.375%
            (FGIC LOC)/(Original Issue Yield: 6.45%),
            1/1/2006                                         AAA      1,098,428


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $1,000,000 Piedmont Municipal Power Agency, SC,
            Refunding Revenue Bonds, 6.50% (FGIC
            INS)/(Original Issue Yield: 6.88%), 1/1/2011     AAA   $  1,070,330
  1,325,000 Richland-Lexington Airport District, Airport
            & Marina Revenue Bonds, 6.125% (Columbia
            Metropolitan Airport)/(AMBAC INS)/(Original
            Issue Yield: 6.40%), 1/1/2025                    AAA      1,431,504
    600,000 Richland County, SC Hospital Facilities,
            Revenue Bonds (Series PG-A), 7.10%
            (Community Provider Pooled Loan
            Program)/(CGIC INS), 7/1/2005                    AAA        667,206
  1,500,000 Richland County, SC School District No. 001,
            GO UT, 4.625%, 3/1/2022                           AA      1,426,035
    650,000 Richland County, SC Solid Waste Disposal
            Facilities, Revenue Bonds (Series A), 7.45%
            (Union Camp Corp. Project)/(Original Issue
            Yield: 7.513%), 4/1/2021                           A        708,331
  1,390,000 Richland County, SC, GO UT Refunding Bonds
            (Series B), 6.25% (State Aid Withholding
            LOC), 3/1/2001                                    AA      1,469,703
    135,000 Rock Hill, SC Housing Development Corp.,
            Multi-Family Refunding Revenue Bonds, 7.50%,
            7/1/2010                                          NR        145,634

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $1,000,000 South Carolina Job Development Authority,
            Revenue Bonds, 5.25% (Anderson Area Medical
            Center, Inc.)/(MBIA INS)/(Original Issue
            Yield: 5.63%), 2/1/2015                          AAA   $  1,028,140
    500,000 South Carolina Resources Authority, Local
            Government Program, Revenue Bonds (Series
            A), 7.00%, 6/1/2003                               A+        533,315
  1,000,000 South Carolina State Educational Assistance
            Authority, Refunding Revenue Bonds (Series
            A-3), 5.80% (Original Issue Yield: 5.90%),
            9/1/2004                                         AAA      1,070,820
  1,000,000 South Carolina State Educational Assistance
            Authority, Refunding Revenue Bonds (Series
            B), 5.70% (Original Issue Yield: 5.75%),
            9/1/2005                                           A      1,066,500
    975,000 South Carolina State Housing Finance &
            Development Authority, Refunding Revenue
            Bonds (Series A), 6.15%, 7/1/2008                 AA      1,046,780
  1,200,000 South Carolina State Housing Finance &
            Development Authority, Revenue Bonds (Series
            A), 7.30% (FHA/VA mtgs GTD), 7/1/2011             AA      1,291,176
  1,000,000 South Carolina State Housing Finance &
            Development Authority, Revenue Bonds (Series
            A-1), 6.45% (FHA/VA mtgs GTD), 7/1/2017           NR      1,075,390


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $  500,000 South Carolina State Housing Finance &
            Development Authority, Revenue Bonds (Series
            C), 7.70% (FHA/VA mtgs GTD), 7/1/2010             AA   $    522,520
    520,000 South Carolina State Housing Finance &
            Development Authority, Revenue Bonds (Series
            C), 7.75% (FHA/VA mtgs GTD), 7/1/2022             AA        545,553
     55,000 South Carolina State Housing Finance &
            Development Authority, Revenue Refunding
            Bonds (Series A), 7.50% (FHA/VA mtgs GTD),
            7/1/2011                                          AA         57,069
  1,000,000 South Carolina State Ports Authority,
            Revenue Bonds, 6.50% (AMBAC INS)/(Original
            Issue Yield: 6.75%), 7/1/2006                    AAA      1,074,620
  1,000,000 South Carolina State Ports Authority,
            Revenue Bonds, 6.625% (AMBAC INS)/(Original
            Issue Yield: 6.823%), 7/1/2011                   AAA      1,082,280
    525,000 South Carolina State Ports Authority,
            Revenue Bonds, 6.75% (AMBAC INS)/(Original
            Issue Yield: 6.90%), 7/1/2021                    AAA        567,431
  2,500,000 South Carolina State Public Service
            Authority, Refunding Revenue Bonds, 5.00%
            (MBIA LOC)/(Original Issue Yield: 5.20%),
            1/1/2025                                         AAA      2,487,250

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $2,000,000 South Carolina State Public Service
            Authority, Revenue Bond, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.20%), 1/1/2015     AAA   $  2,034,860
  1,950,000 South Carolina State Public Service
            Authority, Revenue Bonds (Series D), 6.50%
            (Santee Cooper)/(AMBAC INS)/(Original Issue
            Yield: 6.553%), 7/1/2014                         AAA      2,166,957
  1,000,000 South Carolina State Public Service
            Authority, Revenue Refunding Bonds, 5.00%
            (FGIC INS)/(Original Issue Yield: 5.30%),
            1/1/2018                                         AAA      1,002,300
  1,210,000 South Carolina State, GO UT Bonds (Series
            A), 4.50% (State Highway), 4/1/2023              AAA      1,153,299
  4,500,000 South Carolina State, GO UT Revenue Bonds
            (Series A), 5.00% (Original Issue Yield:
            5.45%), 3/1/2008                                 AAA      4,782,465
  1,150,000 South Carolina State, GO UT, 4.50% (State
            Highway), 4/1/2022                               AAA      1,097,618
    590,000 South Carolina State, State Capital
            Improvement (Series B), 5.75%, 8/1/2000          AAA        612,674
  2,000,000 South Carolina Transportation Infrastructure
            Bank, Revenue Bonds, 4.50% (MBIA INS),
            10/1/2014                                        AAA      1,952,280
  1,500,000 Spartanburg County, SC Health Services
            District, Inc., Refunding Revenue Bonds,
            5.50% (AMBAC INS)/(Original Issue Yield:
            5.70%), 4/15/2015                                AAA      1,582,740


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            South Carolina--continued
 $1,500,000 Spartanburg County, SC Health Services
            District, Inc., Revenue Bonds, 5.50% (MBIA
            INS)/(Original Issue Yield: 6.00%),
            4/15/2027                                        AAA   $  1,571,805
  1,000,000 Spartanburg County, SC Hospital Facilities,
            Revenue Refunding Bonds, 6.55% (Spartanburg
            General Hospital System)/(FSA INS),
            4/15/2010                                        AAA      1,092,870
    450,000 Spartanburg, SC Leased Housing Corp.,
            Refunding Revenue Bonds, 7.50%, 10/1/2011         NR        486,927
  1,000,000 Spartanburg, SC, Waterworks Revenue
            Refunding Bonds, 5.00% (FGIC INS), 6/1/2027      AAA        993,230
  1,000,000 Sumter County, SC Hospital Facilities,
            Revenue Refunding Bonds, 6.625% (Tuomey
            Regional Medical Center)/(MBIA
            INS)/(Original Issue Yield: 6.98%),
            11/15/2004                                       AAA      1,136,500
  1,000,000 University South Carolina, Parking
            Facilities Refunding Revenue Bonds, 5.00%
            (MBIA INS)/(Original Issue Yield: 5.40%),
            5/1/2015                                         AAA      1,014,020
  1,465,000 University of South Carolina, Revenue Bonds,
            5.70% (MBIA INS), 6/1/2020                       AAA      1,566,393

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Wachovia South Carolina Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            South Carolina--continued
 $1,300,000 Western Carolina Regional Sewer Authority,
            SC, Sewer System Revenue Bonds, 5.50% (FGIC
            INS)/(Original Issue Yield: 5.627%),
            3/1/2010                                         AAA   $  1,396,395
  1,000,000 York County, SC, GO UT Refunding Bonds,
            4.90% (AMBAC INS)/(Original Issue Yield:
            5.10%), 6/1/2010                                 AAA      1,020,913
                                                                   ------------
            Total                                                   113,739,520
                                                                   ------------
            Puerto Rico--4.5%
  3,010,000 Puerto Rico Commonwealth Infrastructure
            Financing Authority, Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                 AAA      3,018,759
  1,080,000 Puerto Rico Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (MBIA
            INS)/(Original Issue Yield: 5.28%), 7/1/2028     AAA      1,083,251
  1,360,000 Puerto Rico Highway and Transportation
            Authority, Refunding Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                 AAA      1,364,094
                                                                   ------------
            Total                                                     5,466,104
                                                                   ------------
            Total Long-Term Municipals (identified cost
            $111,292,577)                                           119,205,624
                                                                   ------------

                                                         Credit
 Shares                                                  Rating*    Value
 Open-End Investment Companies--1.2%
 347,747 AIM Global Management Money Market Fund                 $    347,747
 173,866 Dreyfus Tax Exempt Money Market Fund                         173,866
 988,507 Fidelity Tax Exempt Money Market Fund                        989,507
                                                           ---   ------------
         Total Open-Ended Investment Companies (at net
         asset value)                                               1,511,120
                                                           ---   ------------
         Total Investments (identified cost $112,803,697)        $120,716,744
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Wachovia Virginia Municipal Bond Fund (Class A Shares)

      Growth of $10,000 Invested in Wachovia Virginia Municipal Bond Fund
                               (Class A Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class A Shares) (the "Fund") from February 1, 1993 (start of performance) to November 30, 1998 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI),+ the Lehman Brothers Municipal Bond Index (LBMBI),+ and the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI).+


[GRAPHIC REPRESENTATION "A31" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI, LBMBI, and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

 +The Fund has elected to change the benchmark index from the LBSGOBI to the LBMBI and the LBMB7YI. The LBMBI and the LBMB7YI are more representative of the securities in which the Fund invests. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The LBMB7YI is an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

            Wachovia Virginia Municipal Bond Fund (Class Y Shares)

      Growth of $10,000 Invested in Wachovia Virginia Municipal Bond Fund
                               (Class Y Shares)

  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1998 compared to the Lehman Brothers Municipal Bond Index (LBMBI)+ and Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI).+


[GRAPHIC REPRESENTATION "A32" OMMITTED - SEE APPENDIX]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

+The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The LBMB7YI is an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund

                            Portfolio of Investments

                               November 30, 1998


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--97.1%
            Virginia--92.4%
 $  500,000 Albemarle County, VA, Revenue Refunding
            Bonds, 5.50% (Original Issue Yield: 5.634%),
            8/1/2006                                          A+   $    532,650
    850,000 Arlington County, VA, GO UT Refunding Bonds,
            6.00%, 6/1/2004                                  AAA        940,075
  1,000,000 Arlington County, VA, GO UT, 5.40% (Original
            Issue Yield: 5.55%), 6/1/2015                    AAA      1,054,550
  2,080,000 Arlington, VA IDA, Revenue Bonds, 5.45% (The
            Nature Conservancy)/(Original Issue Yield:
            5.57%), 7/1/2027                                  NR      2,179,653
  1,100,000 Arlington, VA IDA, Revenue Refunding Bonds,
            5.30% (Arlington Hospital)/(United States
            Treasury PRF)/(Original Issue Yield: 5.47%),
            9/1/2003                                          NR      1,120,834
  2,000,000 Augusta County, VA IDA, Revenue Bonds,
            6.625% (Augusta Hospital Corp.)/
            (AMBAC INS)/(Original Issue Yield: 6.817%),
            9/1/2012                                         AAA      2,191,780
  1,000,000 Chesapeake Bay Bridge & Tunnel District, VA,
            Revenue Bonds, 5.30% (FGIC INS)/(Original
            Issue Yield: 5.40%), 7/1/2003                    AAA      1,061,470
  6,000,000 Chesapeake, VA, GO UT, 5.00% (State
            Aid Withholding GTD)/(Original Issue Yield:
            5.53%), 12/1/2025                                 AA      5,960,400


  Principal                                               Credit
    Amount                                                Rating*     Value
 Long-Term Municipals--continued
              Virginia--continued
 $  1,000,000 Chesterfield County, VA, GO UT, 5.60%
              (Original Issue Yield: 5.65%), 7/15/2006      AAA   $   1,075,930
      600,000 Danville, VA, GO UT, 6.40% (Original
              Issue Yield: 6.45%), 5/1/2009                  NR         661,638
      500,000 Danville, VA, GO UT, 6.40% (Original
              Issue Yield: 6.50%), 5/1/2010                  NR         551,365
    1,000,000 Fairfax County, VA IDA, Revenue Refunding
              Bonds, 5.00% (Inova Health System)/(AMBAC
              INS)/(Original Issue Yield: 5.30%),
              8/15/2013                                     AAA       1,042,890
    2,000,000 Fairfax County, VA IDA, Revenue Refunding
              Bonds, 5.00% (Inova Health
              System)/(Original Issue Yield: 5.25%),
              8/15/2025                                      AA       1,960,840
    1,250,000 Fairfax County, VA IDA, Revenue Refunding
              Bonds, 5.25% (Inova Health System)/(FSA
              INS)/(Original Issue Yield: 5.35%),
              8/15/2019                                     AAA       1,312,263
    1,000,000 Fairfax County, VA IDA, Revenue Refunding
              Bonds, 5.25% (Inova Health
              System)/(Original Issue Yield: 5.35%),
              8/15/2019                                      AA       1,053,840

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,265,000 Fairfax County, VA Water Authority, 6.00%,
            4/1/2022                                               $  1,414,460
    735,000 Fairfax County, VA Water Authority, 6.00%,
            4/1/2022                                                    843,479
    500,000 Fairfax County, VA Water Authority, Revenue
            Bonds, 5.00% (Original Issue Yield: 5.375%),
            4/1/2016                                          AA        504,090
  1,500,000 Fairfax County, VA Water Authority, Revenue
            Refunding Bonds, 5.00% (Original Issue
            Yield: 5.22%), 4/1/2021                           AA      1,535,550
  2,000,000 Fairfax County, VA Water Authority, Revenue
            Refunding Bonds, 5.00% (Original Issue
            Yield: 5.30%), 4/1/2029                           AA      1,973,720
  1,000,000 Fairfax County, VA, GO UT Refunding Bonds,
            6.00% (State Aid Withholding GTD)/
            (Original Issue Yield: 6.10%), 5/1/2007          AAA      1,044,410
  1,000,000 Hampton, VA, GO UT, 5.90% (Original Issue
            Yield: 6.00%), 1/15/2007                          AA      1,118,240
  1,000,000 Hanover County, VA IDA, Revenue Bonds, 5.50%
            (Bon Secours Health System)/(MBIA
            INS)/(Original Issue Yield: 5.93%),
            8/15/2025                                        AAA      1,044,560
  1,000,000 Hanover County, VA IDA, Revenue Bonds, 5.50%
            (Memorial Regional Medical Center)/(MBIA
            INS)/(Original Issue Yield: 6.00%),
            8/15/2025                                        AAA      1,044,560


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Hanover County, VA IDA, Revenue Bonds,
            6.375% (Memorial Regional Medical
            Center)/(MBIA INS), 8/15/2018                    AAA   $  1,192,770
  2,000,000 Henrico County, VA, GO UT Refunding Bonds,
            5.30% (Original Issue Yield: 5.45%),
            1/15/2010                                        AAA      2,138,160
  1,000,000 Henrico County, VA, Revenue Refunding Bonds,
            6.25% (Original Issue Yield: 6.65%),
            5/1/2013                                          AA      1,060,640
  1,000,000 James City County, VA, GO UT, 5.20% (State
            Aid Withholding GTD)/(FGIC INS)/(Original
            Issue Yield: 5.35%), 12/15/2010                  AAA      1,061,040
    500,000 Loudoun County, VA Sanitation Authority,
            Revenue Bonds, 4.75% (MBIA INS), 1/1/2021        AAA        484,680
  1,000,000 Manassa, VA, GO UT, 5.00% (Original Issue
            Yield: 5.05%), 1/1/2012                           AA      1,036,590
  1,000,000 Newport News, VA, GO UT (Series A), 5.20%
            (Original Issue Yield: 5.35%), 1/15/2018          AA      1,017,750
  1,000,000 Newport News, VA, GO UT (Series A), 6.00%
            (Original Issue Yield: 6.05%), 6/1/2006           AA      1,082,850
  1,000,000 Newport News, VA, GO UT (Series A), 6.00%
            (Original Issue Yield: 6.10%), 6/1/2007           AA      1,085,050
  1,900,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            5.50% (Sentara Hospitals), 11/1/2017              AA      1,978,432

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund


 Principal                                                Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            6.50% (Daughter's Charity-DePaul Hospital),
            12/1/2007                                       AA+   $  1,107,520
  2,500,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            6.50% (Sentara Hospitals), 11/1/2013             AA      2,825,625
  1,000,000 Norfolk, VA IDA, Revenue Bonds, 6.50%
            (Children's Hospital King's Group)/(AMBAC
            INS)/(Original Issue Yield: 7.043%),
            6/1/2021                                        AAA      1,074,460
    500,000 Norfolk, VA Water Revenue, Revenue Bonds,
            5.90% (MBIA INS)/(Original Issue Yield:
            6.194%), 11/1/2025                              AAA        546,270
  1,000,000 Norfolk, VA, GO UT (Series A), 5.90%
            (Original Issue Yield: 6.00%), 2/1/2006          AA      1,066,000
  1,000,000 Norfolk, VA, GO UT Refunding Bonds (Series
            A), 6.00% (Original Issue Yield: 6.20%),
            2/1/2008                                         AA      1,068,060
  1,000,000 Norfolk, VA, GO UT Refunding Bonds, 5.25%
            (Original Issue Yield: 5.35%), 2/1/2006          AA      1,061,090
  2,000,000 Norfolk, VA, GO UT Refunding Bonds, 5.50%
            (Original Issue Yield: 5.55%), 2/1/2008          AA      2,130,820
  1,000,000 Prince William County, VA IDA, Refunding
            Revenue Bonds, 5.625% (Prince William
            Hospital)/(Original Issue Yield: 5.75%),
            4/1/2012                                         NR      1,035,980


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Prince William County, VA, GO UT Refunding
            Bonds, 5.90% (Original Issue Yield: 6.00%),
            12/1/2003                                         AA   $  1,058,500
  2,000,000 Richmond, VA Public Utility, Refunding
            Revenue Bonds (Series A), 5.125% (Original
            Issue Yield: 5.31%), 1/15/2028                    A+      1,987,900
  1,500,000 Richmond, VA, GO UT Bonds, 5.50% (State Aid
            Withholding INS)/(Original Issue Yield:
            5.72%), 7/15/2023                                 AA      1,556,745
  1,000,000 Richmond, VA, GO UT Refunding Bonds (Series
            B), 5.00% (FGIC INS)/(Original Issue Yield:
            5.259%), 1/15/2021                               AAA        997,950
  1,000,000 Rivanna Water & Sewer Authority, Refunding
            Revenue Bonds, 4.80% (Original Issue Yield:
            5.10%), 10/1/2015                                 NR      1,000,340
    750,000 Roanoke County, VA IDA, Revenue Bonds, 5.25%
            (Hollins College), 3/15/2023                       A        759,188
    500,000 Roanoke County, VA Water System, Refunding
            Revenue Bonds, 5.00% (FGIC INS), 7/1/2021        AAA        495,635
  2,000,000 Roanoke, VA IDA, 5.25% (Roanoke Memorial
            Hospital Project--Carilion Health
            System)/(MBIA INS)/(Original Issue Yield:
            5.65%), 7/1/2025                                 AAA      2,015,960
  3,475,000 Roanoke, VA, GO UT Bonds, 5.25% (Original
            Issue Yield: 5.30%), 8/1/2024                     AA      3,521,808

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Roanoke, VA, GO UT Bonds, 6.20%, 8/1/2005         AA   $  1,073,930
  1,250,000 Roanoke, VA, GO UT Bonds, 6.30% (Original
            Issue Yield: 6.35%), 8/1/2007                     AA      1,351,237
  1,000,000 Spotsylvania County, VA, GO UT Bonds, 5.50%
            (Original Issue Yield: 5.55%), 7/15/2005          A+      1,075,700
  1,000,000 Spotsylvania County, VA, GO UT Bonds, 5.70%
            (Original Issue Yield: 5.75%), 7/15/2007          A+      1,082,420
  1,500,000 University of Virginia, Refunding Revenue
            Bonds (Series A), 5.20% (Original Issue
            Yield: 5.45%), 6/1/2015                          AA+      1,537,470
  1,000,000 Virginia Beach, VA, GO UT Bonds (Series C),
            6.10% (Original Issue Yield: 6.15%),
            8/1/2002                                          AA      1,076,980
  1,000,000 Virginia Beach, VA, GO UT Bonds, 5.70%,
            7/15/2006                                         AA      1,083,840
  1,000,000 Virginia Beach, VA, GO UT Bonds, 5.80%,
            7/15/2007                                         AA      1,087,200
  1,000,000 Virginia Beach, VA, GO UT Refunding Bonds,
            6.20% (State Aid Withholding INS)/(Original
            Issue Yield: 6.25%), 9/1/2014                     AA      1,132,060
  1,000,000 Virginia College Building Authority,
            Refunding Revenue Bonds, 5.80% (Washington &
            Lee University Project), 1/1/2024                AAA      1,102,060


 Principal                                                Credit
   Amount                                                 Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $1,500,000 Virginia Polytechnical Institute & State
            University, Refunding Revenue Bonds (Series
            C), 5.50% (Original Issue Yield: 5.70%),
            6/1/2016                                         AA   $  1,587,000
    500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.10%,
            1/1/2007                                        AA+        535,115
    500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.20%,
            1/1/2008                                        AA+        538,530
    500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.30%,
            1/1/2009                                        AA+        539,205
    400,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.45%,
            5/1/2001                                        AA+        415,620
    990,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series A), 6.40%,
            7/1/2017                                        AA+      1,051,865
  1,000,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series B), 6.35%,
            1/1/2015                                        AA+      1,086,880
  1,000,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series B), 6.55%,
            1/1/2011                                        AA+      1,088,280
    945,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series F), 6.40%,
            7/1/2017                                        AA+      1,002,607
  1,000,000 Virginia State Public School Authority,
            Revenue Refunding Bonds, 6.25% (Original
            Issue Yield: 6.30%), 1/1/2004                    AA      1,086,640

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $  300,000 Virginia State Public School Authority,
            School Financing Revenue Bonds (Series B),
            5.75% (State Aid Withholding COL), 1/1/2008       AA   $    325,059
    250,000 Virginia State Resource Authority, Refunding
            Revenue Bonds, 5.00% (Original Issue Yield:
            5.182%), 5/1/2022                                 AA        247,100
  1,000,000 Virginia State Resource Authority, Refunding
            Revenue Bonds, 5.25% (Appomattox River Water
            Authority)/
            (Original Issue Yield: 5.70%), 10/1/2013          AA      1,044,550
  1,000,000 Virginia State Resources Authority Water and
            Sewer System, Revenue Bonds (Series A),
            5.60% (Original Issue Yield: 5.75%),
            10/1/2025                                         AA      1,108,240
    690,000 Virginia State Resources Authority Water and
            Sewer System, Revenue Bonds, 5.50% (Original
            Issue Yield: 5.80%), 10/1/2022                    AA        722,368
  1,000,000 Virginia State, GO UT Bonds, 5.50% (Original
            Issue Yield: 5.55%), 6/1/2006                    AAA      1,079,060
  1,000,000 Virginia State, GO UT Bonds, 6.00%, 6/1/2006     AAA      1,074,740
    750,000 Washington County, VA IDA, Refunding Revenue
            Bonds, 6.00% (Original Issue Yield: 6.16%),
            7/1/2014                                          NR        844,597


 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $2,000,000 Williamsburg, VA IDA, Refunding Revenue
            Bonds, 5.75% (Williamsburg Community
            Hospital)/
            (Original Issue Yield: 5.94%), 10/1/2022           A   $  2,077,000
                                                                   ------------
            Total                                                    99,728,413
                                                                   ------------
            Puerto Rico--4.7%
    895,000 Puerto Rico Commonwealth Infrastructure
            Financing Authority, Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/
            (Original Issue Yield: 5.28%), 7/1/2028          AAA        897,604
  2,990,000 Puerto Rico Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (MBIA
            INS)/(Original Issue Yield: 5.28%), 7/1/2028     AAA      2,999,000
  1,245,000 Puerto Rico Highway and Transportation
            Authority, Refunding Revenue Bonds (Series
            A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                 AAA      1,248,747
                                                                   ------------
            Total                                                     5,145,351
                                                                   ------------
            Total Long-Term Municipals (identified cost
            $97,591,200)                                            104,873,764
                                                                   ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Wachovia Virginia Municipal Bond Fund


  Shares                                                             Value
------------------------------------------------------------------------------
 Open-End Investment Companies--1.3%
    19,000 AIM Global Management Money Market Fund                $     19,000
       939 Dreyfus Tax Exempt Money Market Fund                            939
 1,329,039 Fidelity Tax Exempt Money Market Fund                     1,329,039
                                                                  ------------
           Total Open-End Investment Companies (at net
           asset value)                                              1,348,978
                                                                  ------------
           Total Investments (identified cost
           $98,940,178)                                           $106,222,742
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      Notes to Portfolios of Investments

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(b) Non-income producing.
(c) Current rate and next demand date shown.
(d) Represents securities held as collateral within a margin account, used to ensure the fund is able to satisfy the obligations of its outstanding long futures contracts.
(e) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, Emerging Markets Fund held restricted securities amounting to $10,015,883, which represents 7.18% of net assets.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt         LOC--Letter of Credit
AMBAC--American Municipal Bond           LP--Limited Partnership
       Assurance Corporation             LT--Limited Tax
AMT--Alternative Minimum Tax             LTD--Limited
CGIC--Capital Guaranty Insurance         MBIA--Municipal Bond Investors
      Corporation                              Assurance
COL--Collateralized                      MTN--Medium Term Note
FGIC--Financial Guaranty Insurance       PCFA--Pollution Control Finance
      Corporation                              Authority
FHA--Federal Housing Administration      PCR--Pollution Control Revenue
FHA/VA--Federal Housing                  PLC--Public Limited Company
        Administration/Veterans          PO--Principal Only
        Administration                   PRF--Prerefunded
FSA--Financial Security Assurance        REMIC--Real Estate Mortgage
GDR--Global Depositary Receipt                  Investment Conduit
GO--General Obligation                   SA--Support Agreement
GTD--Guaranteed                          SFM--Single Family Mortgage
HFA--Housing Finance Authority           UT--Unlimited Tax
IDA--Industrial Development              VA--Veterans Administration
     Authority                           VRDNs--Variable Rate Demand Notes
IFA--Industrial Finance Authority
INS--Insured

                                       Net Unrealized    Gross        Gross
                            Cost of    Appreciation/   Unrealized   Unrealized
                          Investments  (Depreciation) Appreciation Depreciation
                          for Federal   for Federal   for Federal  for Federal   Total Net
Fund                      Tax Purposes  Tax Purposes  Tax Purposes Tax Purposes  Assets**
-------------------------------------------------------------------------------------------
Equity Fund               218,061,537    41,023,844    45,226,409    4,202,565  259,153,014
Quantitative Equity Fund  205,534,587   104,751,190   107,094,769    2,343,579  309,556,888
Growth and Income Fund    179,038,208   153,219,200   153,588,736      369,536  336,481,729
Equity Index Fund         230,714,355   193,428,664   198,178,901    4,750,237  423,301,756
Special Value Fund        144,725,223     5,518,352    20,239,640   14,721,288  149,957,852
Emerging Markets Fund     156,089,268   (18,566,625)   15,507,735   34,074,360  139,574,958
Balanced Fund             379,177,634    44,076,052    47,739,587    3,663,535  423,889,391
Fixed Income Fund         230,005,182     5,003,167     5,566,953      563,786  238,043,019
Intermediate Fixed
 Income Fund               89,250,783     2,754,585     2,904,783      150,198   92,589,817
Short-Term Fixed Income
 Fund                     105,959,914     1,096,010     1,252,119      156,109  108,869,482
Georgia Municipal Bond
 Fund                      22,598,074     1,171,431     1,171,431           --   23,930,409
North Carolina Municipal
 Bond Fund                 62,161,508     3,539,226     3,539,226           --   66,293,759
South Carolina Municipal
 Bond Fund                112,803,697     7,913,047     7,964,932       51,885  122,227,717
Virginia Municipal Bond
 Fund                      98,940,178     7,282,564     7,282,564           --  107,989,354

**The categories of investments are shown as a percentage of net assets at November 30, 1998.

At November 30, 1998, the following funds had investments that were subject to alternative minimum tax:

                           Percentage of total market value
Fund                      subject to alternative minimum tax
------------------------------------------------------------
Georgia Municipal Bond
 Fund                                   0.23%
North Carolina Municipal
 Bond Fund                              0.22%
South Carolina Municipal
 Bond Fund                              0.87%

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Statements of Assets and Liabilities

                               November 30, 1998

                                            Wachovia         Wachovia       Wachovia       Wachovia
                           Wachovia       Quantitative       Growth &     Equity Index     Special
                         Equity Fund      Equity Fund      Income Fund        Fund       Values Fund
-------------------------------------------------------------------------------------------------------
Assets:
Investments in
 securities, at value    $226,360,213     $287,327,905     $319,494,301   $385,299,216   $131,639,607
Investments in
 repurchase agreements     32,725,168       22,957,872       12,763,107     38,843,803     18,603,968
Cash                               --               --               --             --         62,198
Cash denominated in
 foreign currencies                --               --               --             --             --
Income receivable             442,276          509,670          521,754        520,743        203,980
Receivable for
 investments sold           5,132,701               --        6,475,982             --        414,474
Receivable for shares
 sold                       1,608,619          657,788           43,335        870,698        720,744
Receivable for foreign
 currency sold                     --               --               --             --             --
Receivable for daily
 variation margin                  --               --               --             --             --
Deferred organizational
 costs                             --               --               --             --             --
Deferred expenses                  --            1,888               --             --             --
Other assets                       --               --               --             --             --
                         ------------     ------------     ------------   ------------   ------------
 Total assets             266,268,977      311,455,123      339,298,479    425,534,460    151,644,971
                         ------------     ------------     ------------   ------------   ------------
Liabilities:
Payable for investments
 purchased                  5,765,086               --        2,018,841             --        211,340
Payable for shares
 redeemed                          --          639,799          162,476        153,620        969,087
Income distribution
 payable                           --               --               --             --             --
Payable to Bank                11,509                4               --             54             --
Payable for taxes
 withheld                         546            2,478               --             --            734
Capital gain
 distribution payable              --               --               --             --             --
Payable for dollar roll
 transactions                      --               --               --             --             --
Payable for daily
 variation margin           1,109,691          927,225          380,782      1,798,816        309,375
Payable for reverse
 repurchase agreement              --               --               --             --             --
Payable for foreign
 currency purchased                --               --               --             --             --
Accrued expenses              229,131          328,729          254,651        280,214        196,583
                         ------------     ------------     ------------   ------------   ------------
 Total liabilities          7,115,963        1,898,235        2,816,750      2,232,704      1,687,119
                         ------------     ------------     ------------   ------------   ------------
Net Assets Consist of:
Paid in capital           188,057,608      193,212,180      141,562,382    222,315,474    135,922,922
Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency          46,940,950      108,619,028      155,110,483    200,611,305      7,025,366
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions     23,969,563        7,402,955       39,310,322       (427,923)     5,445,073
Undistributed net
investment income             184,893          322,725          498,542        802,900      1,564,491
                         ------------     ------------     ------------   ------------   ------------
 Total Net Assets        $259,153,014     $309,556,888     $336,481,729   $423,301,756   $149,957,852
                         ------------     ------------     ------------   ------------   ------------
Net Assets
Class A Shares           $ 53,103,435     $ 82,682,239     $130,305,850   $131,593,538   $ 59,407,916
                         ------------     ------------     ------------   ------------   ------------
Class B Shares           $  5,725,336     $ 19,531,841               --             --             --
                         ------------     ------------     ------------   ------------   ------------
Class Y Shares           $200,324,243     $207,342,808     $206,175,879   $291,708,218   $ 90,549,936
                         ------------     ------------     ------------   ------------   ------------
Shares Outstanding
Class A Shares              3,338,230        4,074,795        5,536,409      5,871,249      3,682,330
Class B Shares                360,763          965,534               --             --             --
Class Y Shares             12,585,867       10,211,361        8,755,463     12,997,823      5,597,418
                         ------------     ------------     ------------   ------------   ------------
 Total Shares
  Outstanding              16,284,860       15,251,690       14,291,872     18,869,072      9,279,748
                         ------------     ------------     ------------   ------------   ------------
Net Asset Value
 Per Share
Class A Shares           $      15.91     $      20.29     $      23.54   $      22.41   $      16.13
                         ------------     ------------     ------------   ------------   ------------
Class B Shares           $      15.87     $      20.23               --             --             --
                         ------------     ------------     ------------   ------------   ------------
Class Y Shares           $      15.92     $      20.31     $      23.55   $      22.44   $      16.18
                         ------------     ------------     ------------   ------------   ------------
Offering Price
 Per Share*
Class A Shares           $      16.66**   $      21.25**   $      24.65** $      23.47** $      16.89**
                         ------------     ------------     ------------   ------------   ------------
Class B Shares           $      15.87     $      20.23               --             --             --
                         ------------     ------------     ------------   ------------   ------------
Class Y Shares           $      15.92     $      20.31     $      23.55   $      22.44   $      16.18
                         ------------     ------------     ------------   ------------   ------------
Redemption Proceeds
 Per Share*
Class A Shares           $      15.91     $      20.29     $      23.54   $      22.41   $      16.13
                         ------------     ------------     ------------   ------------   ------------
Class B Shares           $      15.08**** $      19.22****           --             --             --
                         ------------     ------------     ------------   ------------   ------------
Class Y Shares           $      15.92     $      20.31     $      23.55   $      22.44   $      16.18
                         ------------     ------------     ------------   ------------   ------------
Investments, at
 identified cost         $216,910,905     $205,534,587     $178,687,173   $230,661,748   $144,693,144
                         ------------     ------------     ------------   ------------   ------------
Investments, at tax
 cost                    $218,061,537     $205,534,587     $179,038,208   $230,714,355   $144,725,223
                         ------------     ------------     ------------   ------------   ------------

   * See "What Shares Cost" in the Prospectus.
  ** Computation of Offering Price: 100\95.50 of net asset value.
 *** Computation of Offering Price: 100\97.50 of net asset value.
**** Computation of Redemption Proceeds: 95\100 of net asset value.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                Statements of Assets and Liabilities--Continued

                               November 30, 1998

                           Wachovia                                         Wachovia       Wachovia
                           Emerging       Wachovia         Wachovia       Intermediate    Short Term
                           Markets        Balanced       Fixed Income     Fixed Income   Fixed Income
                             Fund           Fund             Fund             Fund           Fund
--------------------------------------------------------------------------------------------------------
Assets:
Investments in
 securities, at value    $131,652,458   $394,971,710     $231,377,888     $89,987,807    $105,087,807
Investments in
 repurchase agreements      5,870,185     28,281,976        3,630,461       2,017,561       1,968,117
Cash                           20,423        372,442          197,528          54,855              --
Cash denominated in
 foreign currencies         1,881,257             --               --              --              --
Income receivable             373,489      2,184,809        2,791,749         811,059       1,835,587
Receivable for
 investments sold             985,662      7,731,111        3,803,091       1,480,237              --
Receivable for shares
 sold                         117,471        603,644          716,967          16,300         255,250
Receivable for foreign
 currency sold                     --             --               --              --              --
Receivable for daily
 variation margin                  --             --           32,750              --              --
Deferred organizational
 costs                         17,788             --               --              --              --
Deferred expenses               9,549             --               --              --              --
Other assets                       --             --               --              --              --
                         ------------   ------------     ------------     -----------    ------------
 Total assets             140,928,282    434,145,692      242,550,434      94,367,819     109,146,761
                         ------------   ------------     ------------     -----------    ------------
Liabilities:
Payable for investments
 purchased                    846,256      8,326,753        3,605,274       1,431,708              --
Payable for shares
 redeemed                      78,678        625,669               --         202,396           4,189
Income distribution
 payable                           --             --          420,759           2,307          18,092
Payable to Bank                    --             --               --              --          92,694
Payable for taxes
 withheld                     156,063          3,757               --              --              --
Capital gain
 distribution payable              --             --               --              --              --
Payable for dollar roll
 transactions                      --             --               --              --              --
Payable for daily
 variation margin                  --        864,095               --              --              --
Payable for reverse
 repurchase agreement              --             --               --              --           3,071
Payable for foreign
 currency purchased                --             --               --              --              --
Accrued expenses              272,327        436,027          481,382         141,591         159,233
                         ------------   ------------     ------------     -----------    ------------
 Total liabilities          1,353,324     10,256,301        4,507,415       1,778,002         277,279
                         ------------   ------------     ------------     -----------    ------------
Net Assets Consist of:
Paid in capital           186,137,170    339,299,631      232,266,624      87,979,972     110,805,917
Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency         (17,788,886)    49,561,424        5,089,649       2,755,961       1,096,010
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions    (29,634,474)    33,237,855          751,197       1,792,016      (3,556,146)
Undistributed net
investment income             861,148      1,790,481          (64,451)         61,868         523,701
                         ------------   ------------     ------------     -----------    ------------
 Total Net Assets        $139,574,958   $423,889,391     $238,043,019     $92,589,817    $108,869,482
                         ------------   ------------     ------------     -----------    ------------
Net Assets
Class A Shares           $  8,677,221   $119,093,445     $ 24,624,425     $ 4,759,173    $ 10,437,258
                         ------------   ------------     ------------     -----------    ------------
Class B Shares                     --   $ 13,963,133     $    533,004              --              --
                         ------------   ------------     ------------     -----------    ------------
Class Y Shares           $130,897,737   $290,832,813     $212,885,590     $87,830,644    $ 98,432,224
                         ------------   ------------     ------------     -----------    ------------
Shares Outstanding
Class A Shares              1,028,986      8,678,212        2,429,133         458,552       1,052,277
Class B Shares                     --      1,019,693           52,589              --              --
Class Y Shares             15,506,830     21,167,548       21,003,470       8,461,725       9,923,268
                         ------------   ------------     ------------     -----------    ------------
 Total Shares
  Outstanding              16,535,816     30,865,453       23,485,192       8,920,277      10,975,545
                         ------------   ------------     ------------     -----------    ------------
Net Asset Value
 Per Share
Class A Shares           $       8.43   $      13.72     $      10.14     $     10.38    $       9.92
                         ------------   ------------     ------------     -----------    ------------
Class B Shares                     --   $      13.69     $      10.14              --              --
                         ------------   ------------     ------------     -----------    ------------
Class Y Shares           $       8.44   $      13.74     $      10.14     $     10.38    $       9.92
                         ------------   ------------     ------------     -----------    ------------
Offering Price
 Per Share*
Class A Shares           $       8.83** $      14.37**   $      10.62**   $     10.87**  $      10.17***
                         ------------   ------------     ------------     -----------    ------------
Class B Shares                     --   $      13.69     $      10.14              --              --
                         ------------   ------------     ------------     -----------    ------------
Class Y Shares           $       8.44   $      13.74     $      10.14     $     10.38    $       9.92
                         ------------   ------------     ------------     -----------    ------------
Redemption Proceeds
 Per Share*
Class A Shares           $       8.43   $      13.72     $      10.14     $     10.38    $       9.92
                         ------------   ------------     ------------     -----------    ------------
Class B Shares                     --   $      13.01**** $       9.63****          --              --
                         ------------   ------------     ------------     -----------    ------------
Class Y Shares           $       8.44   $      13.74     $      10.14     $     10.38    $       9.92
                         ------------   ------------     ------------     -----------    ------------
Investments, at
 identified cost         $155,297,434   $377,902,566     $230,000,861     $89,249,407    $105,959,914
                         ------------   ------------     ------------     -----------    ------------
Investments, at tax
 cost                    $156,089,268   $379,177,634     $230,005,182     $89,250,783    $105,959,914
                         ------------   ------------     ------------     -----------    ------------

   * See "What Shares Cost" in the Prospectus.
  ** Computation of Offering Price: 100\95.50 of net asset value.
 *** Computation of Offering Price: 100\97.50 of net asset value.
**** Computation of Redemption Proceeds: 95\100 of net asset value.

(See Notes which are an integral part of the Financial Statement)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                Statements of Assets and Liabilities--Continued

                               November 30, 1998

                                        Wachovia       Wachovia
                          Wachovia        North         South         Wachovia
                           Georgia      Carolina       Carolina       Virginia
                          Municipal     Municipal     Municipal      Municipal
                          Bond Fund     Bond Fund     Bond Fund      Bond Fund
----------------------------------------------------------------------------------
Assets:
Investments in
 securities, at value    $23,769,505   $65,700,734   $120,716,744   $106,222,742
Investments in
 repurchase agreements           --            --             --             --
Cash                           6,102            --             --            100
Cash denominated in
 foreign currencies               --            --             --             --
Income receivable            425,348       957,056      1,991,789      1,868,498
Receivable for
 investments sold                 --            --             --             --
Receivable for shares
 sold                         54,777       152,500             --        359,672
Receivable for foreign
 currency sold                    --            --             --             --
Receivable for daily
 variation margin                 --            --             --             --
Deferred organizational
 costs                         9,391         8,462             --             --
Deferred expenses              7,736         6,190             --             --
Other assets                      --            --             --             --
                         -----------   -----------   ------------   ------------
 Total assets             24,272,859    66,824,942    122,708,533    108,451,012
                         -----------   -----------   ------------   ------------
Liabilities:
Payable for investments
 purchased                        --            --             --             --
Payable for shares
 redeemed                    238,946       123,205         85,921             --
Income distribution
 payable                      54,240       172,879        291,975        379,965
Payable to Bank                   --       116,061             --             --
Payable for taxes
 withheld                         --            --             --             --
Capital gain
 distribution payable             --            --             --             --
Payable for dollar roll
 transactions                     --            --             --             --
Payable for daily
 variation margin                 --            --             --             --
Payable for reverse
 repurchase agreement             --            --             --             --
Payable for foreign
 currency purchased               --            --             --             --
Accrued expenses              49,264       119,038        102,920         81,693
                         -----------   -----------   ------------   ------------
 Total liabilities           342,450       531,183        480,816        461,658
                         -----------   -----------   ------------   ------------
Net Assets Consist of:
Paid in capital           22,697,357    62,426,951    114,102,476    102,318,540
Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency          1,185,501     3,550,696      7,913,047      7,282,564
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions        47,054       316,064        209,186     (1,604,493)
Undistributed net
 investment income (in
 excess of)                      497            48          3,008         (7,257)
                         -----------   -----------   ------------   ------------
 Total Net Assets        $23,930,409   $66,293,759   $122,227,717   $107,989,354
                         -----------   -----------   ------------   ------------
Net Assets
Class A Shares           $ 6,899,698   $ 9,533,286   $ 67,457,739   $  8,835,423
                         -----------   -----------   ------------   ------------
Class B Shares                    --            --             --             --
                         -----------   -----------   ------------   ------------
Class Y Shares           $17,030,711   $56,760,473   $ 54,769,978   $ 99,153,931
                         -----------   -----------   ------------   ------------
Shares Outstanding
Class A Shares               606,561       832,230      5,940,020        842,310
Class B Shares                    --            --             --             --
Class Y Shares             1,497,185     4,954,746      4,822,801      9,448,676
                         -----------   -----------   ------------   ------------
 Total Shares
  Outstanding              2,103,746     5,786,976     10,762,821     10,290,986
                         -----------   -----------   ------------   ------------
Net Asset Value
 Per Share
Class A Shares           $     11.38   $     11.46   $      11.36   $      10.49
                         -----------   -----------   ------------   ------------
Class B Shares                    --            --             --             --
                         -----------   -----------   ------------   ------------
Class Y Shares           $     11.38   $     11.46   $      11.36   $      10.49
                         -----------   -----------   ------------   ------------
Offering Price
 Per Share*
Class A Shares           $     11.92** $     12.00** $      11.90** $      10.98**
                         -----------   -----------   ------------   ------------
Class B Shares                    --            --             --             --
                         -----------   -----------   ------------   ------------
Class Y Shares           $     11.38   $     11.46   $      11.36   $      10.49
                         -----------   -----------   ------------   ------------
Redemption Proceeds
 Per Share*
Class A Shares           $     11.38   $     11.46   $      11.36   $      10.49
                         -----------   -----------   ------------   ------------
Class B Shares                    --            --             --             --
                         -----------   -----------   ------------   ------------
Class Y Shares           $     11.38   $     11.46   $      11.36   $      10.49
                         -----------   -----------   ------------   ------------
Investments, at
identified cost          $22,584,004   $62,150,038   $112,803,697   $ 98,940,178
                         -----------   -----------   ------------   ------------
Investments, at tax
 cost                    $22,598,074   $62,161,508   $112,803,697   $ 98,940,178
                         -----------   -----------   ------------   ------------

   * See "What Shares Cost" in the Prospectus.
  ** Computation of Offering Price: 100\95.50 of net asset value.
 *** Computation of Offering Price: 100\97.50 of net asset value.
**** Computation of Redemption Proceeds: 95\100 of net asset value.

(See Notes which are an integral part of the Financial Statement)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds

                            Statements of Operations

                          Year Ended November 30, 1998

                                         Wachovia                                Wachovia
                            Wachovia   Quantitative    Wachovia     Wachovia     Special
                             Equity       Equity       Growth &      Equity       Values
                              Fund         Fund      Income Fund   Index Fund      Fund
--------------------------------------------------------------------------------------------
Investment Income:
Dividends                  $ 2,483,096 $ 3,741,927   $  3,969,925  $ 4,833,416 $  1,635,217
Interest                     2,297,272   1,907,822      1,816,995    1,977,303    1,693,751
                           ----------- -----------   ------------  ----------- ------------
  Total income               4,780,368   5,649,749      5,786,920    6,810,719    3,328,968
                           ----------- -----------   ------------  ----------- ------------
Expenses:
Investment advisory fee      1,649,632   1,910,495      2,594,690    1,068,950    1,184,902
Administrative personnel
 and services fee              222,320     257,215        416,034      336,704      139,710
Custodian fees                  46,940      53,250         62,598       65,982       29,623
Transfer and dividend
 disbursing agent fees and
 expenses                       27,713      41,846         98,537       26,730       41,890
Trustees' fees                   9,274       8,033          8,413       10,599        4,284
Auditing fees                   15,404      15,525          7,853       15,811       15,100
Legal fees                       6,713      10,617         16,445        8,338        7,158
Portfolio accounting fees        4,325       4,419         34,233        5,009        3,259
Distribution services
 fee--Class A Shares                --          --        270,221           --           --
Distribution services
 fee--Class B Shares            35,043      99,494             --           --           --
Shareholder services
 fee--Class A Shares           119,232     147,227        180,103      210,577      147,629
Shareholder services
 fee--Class B Shares            11,681      33,165             --           --           --
Share registration costs        45,481      33,890         55,322       33,439       26,666
Printing and postage             6,332       9,192         12,601        5,839        5,767
Insurance premiums               4,500       4,700         15,380        4,500        3,500
Miscellaneous                   13,614      14,306          9,525       15,044       18,068
                           ----------- -----------   ------------  ----------- ------------
  Total expenses             2,218,204   2,643,374      3,781,955    1,807,522    1,627,556
                           ----------- -----------   ------------  ----------- ------------
Waivers and
 reimbursements--
 Waiver of investment
  advisory fee                      --      (4,564)      (268,040)          --           --
 Waiver of administrative
  personnel and services
  fee                               --          --        (54,046)          --           --
                           ----------- -----------   ------------  ----------- ------------
  Total waivers and
   reimbursements                   --      (4,564)      (322,086)          --           --
                           ----------- -----------   ------------  ----------- ------------
   Net expenses              2,218,204   2,638,810      3,459,869    1,807,522    1,627,556
                           ----------- -----------   ------------  ----------- ------------
    Net investment income    2,562,164   3,010,939      2,327,051    5,003,197    1,701,412
                           ----------- -----------   ------------  ----------- ------------
Realized and Unrealized
 Gain (Loss) on
 Investments:
Net realized gain (loss)
 on investments, futures
 contracts and foreign
 currency transactions      25,423,254   8,106,935     39,310,322      421,731    5,464,983
Net change in unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts and
 translation of assets
 and liabilities in
 foreign currency            9,686,441  34,370,766     20,725,093   68,214,882  (15,392,292)
                           ----------- -----------   ------------  ----------- ------------
 Net realized and
  unrealized gain (loss)
  on investments,
  futures contracts and
  foreign currency          35,109,695  42,477,701     60,035,415   68,636,613   (9,927,309)
                           ----------- -----------   ------------  ----------- ------------
   Change in net assets
    resulting from
    operations             $37,671,859 $45,488,640   $ 62,362,466  $73,639,810 $ (8,225,897)
                           ----------- -----------   ------------  ----------- ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Statements of Operations--Continued

                          Year Ended November 30, 1998

                             Wachovia                                 Wachovia    Wachovia
                             Emerging      Wachovia     Wachovia    Intermediate Short Term
                             Markets       Balanced       Fixed        Fixed        Fixed
                               Fund          Fund      Income Fund  Income Fund  Income Fund
--------------------------------------------------------------------------------------------
Investment Income:
Dividends                  $  3,059,459   $ 2,446,517  $   749,734   $   23,111  $  150,253
Interest                        885,036    12,760,353   12,999,041    5,898,899   6,193,925
                           ------------   -----------  -----------   ----------  ----------
  Total income                3,944,495    15,206,870   13,748,775    5,922,010   6,344,178
                           ------------   -----------  -----------   ----------  ----------
Expenses:
Investment advisory fee       1,525,827     2,727,915    1,314,978      606,905     572,413
Administrative personnel
 and services fee               144,378       364,455      206,835      121,051      98,371
Custodian fees                  355,411        70,931       43,833       18,962      20,815
Transfer and dividend
 disbursing agent fees and
 expenses                        58,278        28,411       19,901       14,592       8,163
Trustees' fees                    3,763         7,580       10,501        3,080       1,517
Auditing fees                    16,018        15,206       15,608        3,119      12,753
Legal fees                       22,704        17,535        7,764       11,614       3,749
Portfolio accounting fees         8,430         7,430       19,493       12,044       2,709
Distribution services
 fee--Class A Shares                 --            --           --       78,135          --
Distribution services
 fee--Class B Shares                 --        74,564        2,607           --          --
Shareholder services
 fee--Class A Shares             22,255       211,238       43,784        7,091      24,810
Shareholder services
 fee--Class B Shares                 --        24,855          869           --          --
Share registration costs         32,725        60,312       34,810       46,492      27,123
Printing and postage             10,094         5,186        5,085        8,456       2,172
Insurance premiums                3,223         5,000        4,501        6,422       3,501
Miscellaneous                    17,406        17,065       12,806        5,214      10,242
                           ------------   -----------  -----------   ----------  ----------
  Total expenses              2,220,512     3,637,683    1,743,375      943,177     788,338
                           ------------   -----------  -----------   ----------  ----------
Waivers and
 reimbursements--
 Waiver of investment
  advisory fee                   (3,334)     (368,451)    (113,808)    (114,531)   (106,855)
 Waiver of administrative
  personnel and services
  fee                                --            --           --      (15,627)         --
                           ------------   -----------  -----------   ----------  ----------
  Total waivers and
   reimbursements                (3,334)     (368,451)    (113,808)    (130,158)   (106,855)
                           ------------   -----------  -----------   ----------  ----------
  Net expenses                2,217,178     3,269,232    1,629,567      813,019     681,483
                           ------------   -----------  -----------   ----------  ----------
   Net investment income      1,727,317    11,937,638   12,119,208    5,108,991   5,662,695
                           ------------   -----------  -----------   ----------  ----------
Realized and Unrealized
 Gain (Loss) on
 Investments:
Net realized gain (loss)
 on investments, futures
 contracts and foreign
 currency transactions      (26,904,345)*  34,803,316    3,568,877    4,965,732     536,985
Net change in unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts and
 translation of assets
 and liabilities in
 foreign currency           (16,292,727)    5,465,835    2,972,507   (1,521,439)    920,118
                           ------------   -----------  -----------   ----------  ----------
  Net realized and
   unrealized gain (loss)
   on investments,
   futures contracts and
   foreign currency         (43,197,072)   40,269,151    6,541,384    3,444,293   1,457,103
                           ------------   -----------  -----------   ----------  ----------
   Change in net assets
    resulting from
    operations             $(41,469,755)  $52,206,789  $18,660,592   $8,553,284  $7,119,798
                           ------------   -----------  -----------   ----------  ----------

*Net of foreign capital gain tax of $125,627.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                            Statements of Operations

                          Year Ended November 30, 1998

                                            Wachovia    Wachovia
                                Wachovia     North       South      Wachovia
                                Georgia     Carolina    Carolina    Virginia
                               Municipal   Municipal   Municipal   Municipal
                               Bond Fund   Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------
Investment Income:
Dividends                      $       --  $       --  $       --  $       --
Interest                        1,036,252   2,980,857   6,198,908   5,776,156
                               ----------  ----------  ----------  ----------
  Total income                  1,036,252   2,980,857   6,198,908   5,776,156
                               ----------  ----------  ----------  ----------
Expenses:
Investment advisory fee           159,236     456,438     868,897     800,745
Administrative personnel and
 services fee                      20,037      57,431     108,509     139,351
Custodian fees                      4,246      12,172      23,170      21,735
Transfer and dividend
 disbursing agent fees and
 expenses                           7,446       9,983      15,378      14,869
Trustees' fees                      1,287       2,869       1,596       3,544
Auditing fees                      15,206      15,464      15,206       3,774
Legal fees                          4,076       5,502       5,397       6,929
Portfolio accounting fees           8,856      10,050       6,142      19,969
Distribution services fee--
 Class A Shares                        --          --          --      90,942
Distribution services fee--
 Class B Shares                        --          --          --          --
Shareholder services fee--
 Class A Shares                    16,789      25,947     164,454      12,835
Shareholder services fee--
 Class B Shares                        --          --          --          --
Share registration costs           26,537      33,535      25,502      39,925
Printing and postage                4,222       1,192       8,873      11,079
Insurance premiums                  3,000       3,500       3,500       7,560
Miscellaneous                      11,379       9,084       6,725       5,121
                               ----------  ----------  ----------  ----------
  Total expenses                  282,317     643,167   1,253,349   1,178,378
                               ----------  ----------  ----------  ----------
Waivers and reimbursements--
 Waiver of investment advisory
  fee                             (71,319)    (99,646)  (421,145)    (290,422)
 Waiver of administrative
  personnel and services fee           --          --          --     (18,189)
                               ----------  ----------  ----------  ----------
 Total waivers and
  reimbursements                  (71,319)    (99,646)   (421,145)   (308,611)
                               ----------  ----------  ----------  ----------
  Net expenses                    210,998     543,521     832,204     869,767
                               ----------  ----------  ----------  ----------
   Net investment income          825,254   2,437,336   5,366,704   4,906,389
                               ----------  ----------  ----------  ----------
Realized and Unrealized Gain
 (Loss) on Investments:
Net realized gain (loss) on
 investments, futures
 contracts and foreign
 currency transactions             61,857     327,825     209,185     723,926
Net change in unrealized
 appreciation (depreciation)
 of investments, futures
 contracts and translation of
 assets and liabilities in
 foreign currency                 428,018   1,360,515   2,123,645   1,656,976
                               ----------  ----------  ----------  ----------
 Net realized and unrealized
  gain (loss) on investments,
  futures contracts and
  foreign currency                489,875   1,688,340   2,332,830   2,380,902
                               ----------  ----------  ----------  ----------
   Change in net assets
    resulting from operations  $1,315,129  $4,125,676  $7,699,534  $7,287,291
                               ----------  ----------  ----------  ----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Statements of Changes in Net Assets

                                 Wachovia                    Wachovia                    Wachovia
                                Equity Fund          Quantitative Equity Fund      Growth & Income Fund
                        ------------------------------------------------------------------------------------
                             Year          Year          Year          Year          Year          Year
                            Ended         Ended         Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets:
Operations--
 Net investment income   $  2,562,164  $  1,994,072  $  3,010,939  $  2,493,563  $  2,327,051  $  1,978,918
 Net realized gain
  (loss) on investments,
  futures contracts and
  foreign currency
  transactions             25,423,254    21,611,578     8,106,935    21,181,733    39,310,322    16,598,799
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currency          9,686,441     8,827,358    34,370,766    25,902,907    20,725,093    52,298,822
                         ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations               37,671,859    32,433,008    45,488,640    49,578,203    62,362,466    70,876,539
                         ------------  ------------  ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares              (434,085)     (232,040)     (550,325)     (252,900)   (1,096,382)   (1,922,360)
 Class B Shares                (9,956)       (4,850)      (38,995)      (14,224)           --            --
 Class Y Shares            (2,078,302)   (1,617,271)   (2,433,040)   (2,258,523)     (847,829)           --
 Distributions from net
  realized gain on
  investments, futures
  contracts and foreign
  currency
 Class A Shares            (4,382,604)   (2,671,987)   (3,354,334)     (807,333)  (16,598,781)   (2,918,533)
 Class B Shares              (386,343)     (136,882)     (633,226)      (76,012)           --            --
 Class Y Shares           (17,186,819)  (16,595,269)  (16,891,130)   (7,488,144)           --            --
                         ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders            (24,478,109)  (21,258,299)  (23,901,050)  (10,897,136)  (18,542,992)   (4,840,893)
                         ------------  ------------  ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   79,804,293    69,940,131    85,542,784    41,943,131   228,486,710   115,596,820
 Net asset value of
  shares issued to
  shareholders in
  payment of dividends
  declared                 18,768,160    16,317,548    21,884,659    10,021,886     9,768,460     2,817,198
 Cost of shares redeemed  (51,792,656)  (49,207,949)  (44,449,005)  (35,382,919) (284,316,544)  (31,873,304)
                         ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from share
  transactions             46,779,797    37,049,730    62,978,438    16,582,098   (46,061,374)   86,540,714
                         ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets     59,973,547    48,224,439    84,566,028    55,263,165    (2,241,900)  152,576,360
Net Assets:
 Beginning of period      199,179,467   150,955,028   224,990,860   169,727,695  $338,723,629   186,147,269
                         ------------  ------------  ------------  ------------  ------------  ------------
 End of period           $259,153,014  $199,179,467  $309,556,888  $224,990,860  $336,481,729  $338,723,629
                         ------------  ------------  ------------  ------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period        $    184,893  $    139,911  $    322,725  $    334,146  $    498,542  $    115,684
                         ------------  ------------  ------------  ------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $ 29,886,669  $ 21,969,527  $ 11,277,361  $ 20,877,543  $ 41,201,605  $ 20,174,949
                         ------------  ------------  ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                 Statements of Changes in Net Assets--Continued

                                 Wachovia                    Wachovia
                             Equity Index Fund          Special Values Fund
                          ------------------------------------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997
--------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets:
Operations--
 Net investment income   $  5,003,197  $  4,559,236  $  1,701,412  $    815,047
 Net realized gain
  (loss) on investments,
  futures contracts and
  foreign currency
  transactions                421,731     9,330,534     5,464,983    11,566,029
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currency         68,214,882    52,679,625   (15,392,292)   14,611,780
                         ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations               73,639,810    66,569,395    (8,225,897)   26,992,856
                         ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares            (3,814,497)     (407,720)     (273,707)      (37,238)
 Class B Shares                    --            --            --            --
 Class Y Shares              (945,159)   (4,327,003)     (656,635)     (307,189)
 Distributions from net
  realized gain on
  investments, futures
  contracts and foreign
  currency
 Class A Shares            (5,186,506)   (1,056,751)   (3,883,188)     (749,987)
 Class B Shares                    --            --            --            --
 Class Y Shares            (1,188,632)  (12,242,705)   (7,685,327)   (6,186,789)
                         ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders            (11,134,794)  (18,034,179)  (12,498,857)   (7,281,203)
                         ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                  134,592,835    91,500,545    70,849,082    60,929,497
 Net asset value of
  shares issued to
  shareholders in
  payment of dividends
  declared                 10,713,271    17,882,140    11,067,462     4,550,589
 Cost of shares redeemed  (83,275,340)  (91,139,571)  (33,500,251)  (28,264,108)
                         ------------  ------------  ------------  ------------
 Change in net assets
  from share
  transactions             62,030,766    18,243,114    48,416,293    37,215,978
                         ------------  ------------  ------------  ------------
    Change in net assets  124,535,782    66,778,330    27,691,539    56,927,631
Net Assets:
 Beginning of period      298,765,974   231,987,644   122,266,313    65,338,682
                         ------------  ------------  ------------  ------------
 End of period           $423,301,756  $298,765,974  $149,957,852  $122,266,313
                         ------------  ------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period        $    802,900  $    558,633  $  1,564,491  $    737,862
                         ------------  ------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $  7,032,936  $  6,555,110  $  6,952,058  $ 11,599,442
                         ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                 Statements of Changes in Net Assets--Continued

                                 Wachovia                    Wachovia
                          Emerging Markets Fund            Balanced Fund
                         -------------------------------------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,
                             1998         1997           1998          1997
--------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets:
Operations--
 Net investment income   $  1,727,317  $    843,594  $ 11,937,638  $  8,465,366
 Net realized gain
  (loss) on investments,
  futures contracts and
  foreign currency
  transactions            (26,904,345)   (2,010,173)   34,803,316    21,825,742
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currency        (16,292,727)   (6,335,506)    5,465,835    10,777,276
                         ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations              (41,469,755)   (7,502,085)   52,206,789    41,068,384
                         ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares               (79,885)      (48,643)   (2,395,836)     (672,386)
 Class B Shares                    --            --      (210,069)      (71,302)
 Class Y Shares            (1,627,997)   (1,158,562)   (9,025,669)   (7,260,971)
 Distributions from net
  realized gain on
  investments, futures
  contracts and foreign
  currency
 Class A Shares                    --        (1,807)   (3,838,968)   (2,073,561)
 Class B Shares                    --            --      (425,121)     (233,429)
 Class Y Shares                    --       (43,032)  (16,816,255)  (25,776,332)
                         ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (1,707,882)   (1,252,044)  (32,711,918)  (36,087,981)
                         ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   59,662,218    46,209,018   167,115,147    93,790,901
 Net asset value of
  shares issued to
  shareholders in
  payment of dividends
  declared                    616,589       366,510    30,283,351    33,640,055
 Cost of shares redeemed  (25,222,374)  (18,648,451)  (99,971,459)  (81,676,189)
                         ------------  ------------  ------------  ------------
 Change in net assets
  from share
  transactions             35,056,433    27,927,077    97,427,039    45,754,767
                         ------------  ------------  ------------  ------------
    Change in net assets   (8,121,204)   19,172,948   116,921,910    50,735,170
Net Assets:
 Beginning of period      147,696,162   128,523,214   306,967,481   256,232,311
                         ------------  ------------  ------------  ------------
 End of period           $139,574,958  $147,696,162  $423,889,391  $306,967,481
                         ------------  ------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period        $    861,148  $  1,616,910  $  1,790,481  $  1,489,127
                         ------------  ------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $(25,282,206) $ (3,405,307) $ 39,461,216  $ 21,079,435
                         ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                 Statements of Changes in Net Assets--Continued

                                                                                              Wachovia
                                 Wachovia                       Wachovia                       Short-
                             Fixed Income Fund       Intermediate Fixed Income Fund    Term Fixed Income Fund
                        -----------------------------------------------------------------------------------------
                             Year          Year            Year            Year           Year          Year
                            Ended         Ended           Ended            Ended         Ended         Ended
                         November 30,  November 30,    November 30,    November 30,   November 30,  November 30,
                             1998          1997            1998            1997           1998          1997
-----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets:
Operations--
 Net investment income   $ 12,119,208  $ 11,110,786  $     5,108,991  $    5,172,640  $  5,662,695  $  6,473,738
 Net realized gain
  (loss) on investments     3,568,877       401,138        4,965,732           8,742       536,985       (47,627)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments               2,972,507       187,933       (1,521,439)      1,259,312       920,118      (466,786)
                         ------------  ------------  ---------------  --------------  ------------  ------------
 Change in net assets
  resulting from
  operations               18,660,592    11,699,857        8,553,284       6,440,694     7,119,798     5,959,325
                         ------------  ------------  ---------------  --------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares              (940,460)     (322,564)      (2,130,033)     (4,996,146)     (502,454)     (146,241)
 Class B Shares               (16,381)       (6,034)              --              --            --            --
 Class Y Shares           (11,358,420)  (10,855,582)      (3,157,720)             --    (5,081,639)   (6,039,048)
 Distributions from net
  realized gain on
  investments
 Class A Shares                    --            --               --              --            --            --
 Class B Shares                    --            --               --              --            --            --
 Class Y Shares                    --            --               --              --            --            --
                         ------------  ------------  ---------------  --------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders            (12,315,261)  (11,184,180)      (5,287,753)     (4,996,146)   (5,584,093)   (6,185,289)
                         ------------  ------------  ---------------  --------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   81,647,518    69,384,069       99,110,496      73,017,952    28,878,718    25,140,979
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared    7,498,622     7,430,398          592,995         415,495     5,384,024     5,994,718
 Cost of shares redeemed  (53,025,914)  (62,554,695)    (107,004,830)    (21,529,499)  (25,225,385)  (50,426,221)
                         ------------  ------------  ---------------  --------------  ------------  ------------
 Change in net assets
  from share
  transactions             36,120,226    14,259,772       (7,301,339)     51,903,948     9,037,357   (19,290,524)
                         ------------  ------------  ---------------  --------------  ------------  ------------
  Change in net assets     42,465,557    14,775,449       (4,035,808)     53,348,496    10,573,062   (19,516,488)
Net Assets:
 Beginning of period      195,577,462   180,802,013       96,625,625      43,277,129    98,296,420   117,812,908
                         ------------  ------------  ---------------  --------------  ------------  ------------
 End of period           $238,043,019  $195,577,462  $    92,589,817  $   96,625,625  $108,869,482  $ 98,296,420
                         ------------  ------------  ---------------  --------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period        $         --  $    255,123  $        61,868  $      246,400  $    523,701  $    439,852
                         ------------  ------------  ---------------  --------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $  3,793,537  $    264,995  $     4,972,877  $        8,742  $    531,738  $    (86,270)
                         ------------  ------------  ---------------  --------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                 Statements of Changes in Net Assets--Continued

                                 Wachovia                    Wachovia
                             Georgia Municipal       North Carolina Municipal
                                 Bond Fund                   Bond Fund
                         ------------------------------------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997
-------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income   $   825,254   $   628,014   $ 2,437,336   $ 1,997,434
 Net realized gain
  (loss) on investments       61,857        (8,085)      327,825        10,685
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                428,018       206,101     1,360,515       796,079
                         -----------   -----------   -----------   -----------
 Change in net assets
  resulting from
  operations               1,315,129       826,030     4,125,676     2,804,198
                         -----------   -----------   -----------   -----------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares             (251,879)     (276,085)     (393,274)     (473,828)
 Class B Shares                   --            --            --            --
 Class Y Shares             (573,430)     (351,929)   (2,044,014)   (1,512,338)
 Distributions from net
  realized gain on
  investments
 Class A Shares               (2,076)      (16,530)       (6,494)      (28,618)
 Class B Shares                   --            --            --            --
 Class Y Shares               (3,949)      (14,820)      (25,032)      (60,175)
                         -----------   -----------   -----------   -----------
 Change in net assets
  from distributions to
  shareholders              (831,334)     (659,364)   (2,468,814)   (2,074,959)
                         -----------   -----------   -----------   -----------
Share Transactions--
 Proceeds from sale of
  shares                   6,541,536     7,467,225    17,216,738    20,407,274
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared     271,955       279,914       527,425       523,177
 Cost of shares redeemed  (2,205,784)   (3,408,420)   (8,774,593)   (8,027,587)
                         -----------   -----------   -----------   -----------
 Change in net assets
  from share
  transactions             4,607,707     4,338,719     8,969,570    12,902,864
                         -----------   -----------   -----------   -----------
  Change in net assets     5,091,502     4,505,385    10,626,432    13,632,103
Net Assets:
 Beginning of period      18,838,907    14,333,522    55,667,327    42,035,224
                         -----------   -----------   -----------   -----------
 End of period           $23,930,409   $18,838,907   $66,293,759   $55,667,327
                         -----------   -----------   -----------   -----------
Undistributed net
 investment income
 included in net assets
 at end of period        $       497   $        --   $        48   $    11,268
                         -----------   -----------   -----------   -----------
Net gain (loss) as
 computed for federal
 tax purposes            $    61,164   $     5,985   $   327,826   $    20,140
                         -----------   -----------   -----------   -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                 Statements of Changes in Net Assets--Continued

                                 Wachovia                    Wachovia
                         South Carolina Municipal       Virginia Municipal
                                 Bond Fund                  Bond Fund
                         -------------------------------------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998         1997
--------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income   $  5,366,704  $  4,986,776  $  4,906,389  $  5,048,138
 Net realized gain
  (loss) on investments       209,185        10,650       723,926       202,630
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments               2,123,645     1,147,316     1,656,976     1,718,079
                         ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations                7,699,534     6,144,742     7,287,291     6,968,847
                         ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares            (2,984,948)   (3,029,296)   (2,135,085)   (4,898,834)
 Class B Shares                    --            --            --            --
 Class Y Shares            (2,379,402)   (1,957,480)   (3,026,800)           --
 Distributions from net
  realized gain on
  investments
 Class A Shares                (5,753)     (255,495)           --            --
 Class B Shares                    --            --            --            --
 Class Y Shares                (4,021)     (148,165)           --            --
                         ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (5,374,124)   (5,390,436)   (5,161,885)   (4,898,834)
                         ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   23,937,897    20,124,701   110,194,596    58,796,406
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared    2,037,672     2,257,902       341,749       360,850
 Cost of shares redeemed  (14,650,172)  (17,051,285) (115,832,370)  (20,445,697)
                         ------------  ------------  ------------  ------------
 Change in net assets
  from share
  transactions             11,325,397     5,331,318    (5,296,025)   38,711,559
                         ------------  ------------  ------------  ------------
  Change in net assets     13,650,807     6,085,624    (3,170,619)   40,781,572
Net Assets:
 Beginning of period      108,576,910   102,491,286   111,159,973    70,378,401
                         ------------  ------------  ------------  ------------
 End of period           $122,227,717  $108,576,910  $107,989,354  $111,159,973
                         ------------  ------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period        $      3,008  $         --  $         --  $    248,239
                         ------------  ------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $    207,167  $     10,650  $    723,926  $    202,630
                         ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                                                                                 Distributions
                                                                                                    from Net
                                             Net Realized and                                   Realized Gain on
              Net Asset       Net        Unrealized Gain/(Loss) on            Distributions Investment Transactions,
               Value,      Investment      Investments, Futures    Total from   from Net       Futures Contracts
Period Ended  beginning     Income/       Contracts, and Foreign   Investment  Investment         and Foreign            Total
November 30,  of period (Operating Loss)   Currency Transactions   Operations    Income      Currency Transactions   Distributions
----------------------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1994           $10.28         0.20                  0.12              0.32        (0.20)             (0.08)              (0.28)
1995           $10.32         0.23                  2.64              2.87        (0.25)             (0.23)              (0.48)
1996           $12.71         0.22(e)               2.83              3.05        (0.22)             (0.73)              (0.95)
1997           $14.81         0.14(e)               2.43              2.57        (0.13)             (1.86)              (1.99)
1998           $15.39         0.13(e)               2.21              2.34        (0.14)             (1.68)              (1.82)
Wachovia Quantitative Equity Fund
1994(a)        $10.00         0.12                 (0.43)            (0.31)       (0.09)                --               (0.09)
1995            $9.60         0.22                  3.51              3.73        (0.22)                --               (0.22)
1996           $13.11         0.24(e)               2.77              3.01        (0.21)             (0.24)              (0.45)
1997           $15.67         0.18(e)               4.14              4.32        (0.20)             (0.79)              (0.99)
1998           $19.00         0.11(e)               3.12              3.23        (0.19)             (1.75)              (1.94)
Wachovia Growth & Income Fund
1994           $10.20         0.17                 (0.40)            (0.23)       (0.17)                --               (0.17)
1995            $9.80         0.17                  3.09              3.26        (0.17)                --               (0.18)
1996           $12.88         0.15                  3.67              3.82        (0.15)             (0.14)              (0.29)
1997           $16.41         0.13                  4.44              4.57        (0.13)             (0.25)              (0.38)
1998**         $20.60         0.11                  3.94              4.05        (0.10)             (1.01)              (1.11)
Wachovia Equity Index Fund
1994           $10.47         0.25                 (0.19)             0.06        (0.24)             (0.02)              (0.26)
1995           $10.27         0.28                  3.37              3.65        (0.27)             (0.03)              (0.30)
1996           $13.62         0.32(e)               3.13              3.45        (0.31)             (0.78)              (1.09)
1997           $15.98         0.25(e)               3.85              4.10        (0.28)             (0.91)              (1.19)
1998           $18.89         0.26(e)               3.90              4.16        (0.24)             (0.40)              (0.64)
Wachovia Special Values Fund
1994           $10.24         0.06                 (0.22)            (0.16)       (0.05)             (0.28)              (0.33)
1995            $9.75         0.09                  2.42              2.51        (0.02)             (0.06)              (0.08)
1996           $12.18         0.35                  4.13              4.48        (0.08)             (0.91)              (0.99)
1997           $15.67         0.13(e)               4.53              4.66        (0.08)             (1.61)              (1.69)
1998           $18.64         0.19(e)              (0.87)            (0.68)       (0.12)             (1.71)              (1.83)
Wachovia Emerging Markets Fund
1995(b)        $10.00         0.05                  0.36              0.41           --                 --                  --
1996           $10.41         0.09(e)               1.20              1.29        (0.03)                --               (0.03)
1997           $11.67         0.03(e)              (0.47)            (0.44)       (0.11)                --               (0.11)
1998           $11.12         0.09(e)              (2.68)            (2.59)       (0.10)                --               (0.10)

  * Computed on an annualized basis.
 ** Effective March 29, 1998, the fund changed investment advisers from Central
    Fidelity National Bank to Wachovia Asset Management.
(a) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.
(b) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                           Ratios to Average Net Assets
                                    -------------------------------------------
              Net Asset                         Net                              Net Assets,  Portfolio
Period Ended  Value, end   Total             Investment         Expense         end of period Turnover
November 30,  of period  Return(c)  Expenses   Income   Waiver/Reimbursement(d) (000 omitted)   Rate
-------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1994            $10.32      3.10%     0.87%     1.98%            0.16%            $ 87,022        35%
1995            $12.71     28.74%     0.90%     1.99%            0.07%            $130,150        65%
1996            $14.81     25.56%     0.90%     1.62%            0.15%            $ 20,774        64%
1997            $15.39     20.22%     1.14%     0.95%            0.07%            $ 39,494       124%
1998            $15.91     17.34%     1.12%     0.91%              --             $ 53,103       150%
Wachovia Quantitative Equity Fund
1994(a)         $ 9.60     (3.08%)    0.90%*    1.83%*           0.10%*           $ 91,979        64%
1995            $13.11     39.33%     0.87%     1.93%            0.10%            $121,895        63%
1996            $15.67     23.74%     0.87%     1.70%            0.15%            $ 15,742        44%
1997            $19.00     29.38%     1.11%     1.09%            0.07%            $ 35,413        74%
1998            $20.29     18.98%     1.11%     0.95%              --             $ 82,682        38%
Wachovia Growth & Income Fund
1994             $9.80     (2.26%)    1.35%     1.75%            0.40%            $103,140        30%
1995            $12.88     33.59%     1.35%     1.58%            0.36%            $119,484        30%
1996            $16.41     30.10%     1.35%     1.04%            0.31%            $186,147        12%
1997            $20.60     28.50%     1.30%     0.70%            0.30%            $338,724        13%
1998**          $23.54     20.77%     1.21%     0.59%            0.08%            $130,306        24%
Wachovia Equity Index Fund
1994            $10.27      0.56%     0.46%     2.44%            0.08%            $183,852         9%
1995            $13.62     36.15%     0.48%     2.39%            0.05%            $186,841        60%
1996            $15.98     27.19%     0.48%     2.23%            0.13%            $ 18,154        12%
1997            $18.89     27.55%     0.72%     1.46%            0.02%            $ 50,917         4%
1998            $22.41     22.74%     0.70%     1.23%              --             $131,594        29%
Wachovia Special Values Fund
1994            $ 9.75     (1.61%)    1.13%     0.63%            1.09%            $ 17,431        62%
1995            $12.18     25.91%     1.29%     0.80%            0.58%            $ 24,093        57%
1996            $15.67     39.78%     1.21%     0.47%            0.29%            $  6,642        38%
1997            $18.64     33.08%     1.35%     0.74%            0.01%            $ 37,766        46%
1998            $16.13     (3.86%)    1.25%     0.98%              --             $ 59,408        20%
Wachovia Emerging Markets Fund
1995(b)         $10.41      4.10%     1.80%*    0.85%*           0.28%*           $ 71,276        17%
1996            $11.67     12.45%     1.69%     0.73%            0.09%            $  5,488        30%
1997            $11.12     (3.82%)    1.79%     0.26%              --             $  7,996        60%
1998            $ 8.43    (23.46%)    1.68%     0.90%              --             $  8,677        51%

  * Computed on an annualized basis.
 ** Effective March 29, 1998, the fund changed investment advisers from Central
    Fidelity National Bank to Wachovia Asset Management.
(a) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.
(b) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                                                                                 Distributions
                                                                                                    from Net
                                             Net Realized and                                   Realized Gain on
              Net Asset       Net        Unrealized Gain/(Loss) on            Distributions Investment Transactions,
               Value,      Investment      Investments, Futures    Total from   from Net       Futures Contracts
Period Ended  beginning     Income/       Contracts, and Foreign   Investment  Investment         and Foreign            Total
November 30,  of period (Operating Loss)   Currency Transactions   Operations    Income      Currency Transactions   Distributions
----------------------------------------------------------------------------------------------------------------------------------
Wachovia Balanced Fund
1994           $10.33         0.35                 (0.38)            (0.03)       (0.33)             (0.04)              (0.37)
1995           $ 9.93         0.40                  2.13              2.53        (0.38)             (0.16)              (0.54)
1996           $11.92         0.38(e)               1.72              2.10        (0.38)             (0.34)              (0.72)
1997           $13.30         0.34(e)               1.40              1.74        (0.34)             (1.44)              (1.78)
1998           $13.26         0.24(e)               1.50              1.74        (0.38)             (0.90)              (1.28)
Wachovia Fixed Income Fund
1994           $10.00         0.56                 (0.98)            (0.42)       (0.55)             (0.06)              (0.61)
1995           $ 8.97         0.58                  0.92              1.50        (0.57)                --               (0.57)
1996           $ 9.90         0.61(e)              (0.09)             0.52        (0.59)                --               (0.59)
1997           $ 9.83         0.54(e)               0.04              0.58        (0.56)                --               (0.56)
1998           $ 9.85         0.53(e)               0.30              0.83        (0.54)                --               (0.54)
Wachovia Intermediate Fixed Income Fund
1994           $10.20         0.44                 (0.79)            (0.35)       (0.43)                --               (0.54)
1995           $ 9.31         0.55                  0.76              1.31        (0.54)                --               (0.55)
1996           $10.07         0.55                 (0.11)             0.44        (0.55)                --               (0.55)
1997           $ 9.96         0.54                  0.06              0.60        (0.53)                --               (0.53)
1998**         $10.03         0.47                  0.40              0.87        (0.52)                --               (0.52)
Wachovia Short-Term Fixed Income Fund
1994           $ 9.91         0.45                 (0.33)             0.12        (0.45)                --               (0.45)
1995           $ 9.58         0.59                  0.24              0.83        (0.52)                --               (0.52)
1996           $ 9.89         0.56(e)              (0.06)             0.50        (0.60)                --               (0.60)
1997           $ 9.79         0.50(e)              (0.01)             0.49        (0.51)                --               (0.51)
1998           $ 9.77         0.52(e)               0.14              0.66        (0.51)                --               (0.51)
Wachovia Georgia Municipal Bond Fund
1995(b)        $10.00         0.41                  0.96              1.37        (0.41)                --               (0.41)
1996           $10.96         0.47                  0.05              0.52        (0.47)             (0.01)              (0.48)
1997           $11.00         0.44                  0.13              0.57        (0.44)             (0.02)              (0.46)
1998           $11.11         0.42                  0.27              0.69        (0.42)                 +               (0.42)
Wachovia North Carolina Municipal Bond Fund
1995(b)        $10.00         0.43                  0.99              1.42        (0.43)                --               (0.43)
1996           $10.99         0.45                  0.09              0.54        (0.45)             (0.05)              (0.50)
1997           $11.03         0.43                  0.14              0.57        (0.43)             (0.02)              (0.45)
1998           $11.15         0.43                  0.32              0.75        (0.43)             (0.01)              (0.44)
Wachovia South Carolina Municipal Bond Fund
1994           $11.12         0.56                 (1.04)            (0.48)       (0.56)             (0.03)              (0.59)
1995           $10.05         0.56                  1.10              1.66        (0.56)             (0.10)              (0.66)
1996           $11.05         0.55                  0.03              0.58        (0.55)             (0.03)              (0.58)
1997           $11.05         0.53                  0.11              0.64        (0.52)             (0.05)              (0.57)
1998           $11.12         0.51                  0.24              0.75        (0.51)                 +               (0.51)
Wachovia Virginia Municipal Bond Fund
1994           $10.31         0.38                 (0.90)            (0.52)       (0.38)                --               (0.39)
1995           $ 9.40         0.42                  0.85              1.27        (0.42)                --               (0.42)
1996           $10.25         0.44                 (0.10)             0.34        (0.44)                --               (0.44)
1997           $10.15         0.46                  0.13              0.59        (0.45)                --               (0.45)
1998**         $10.29         0.48                  0.14              0.62        (0.48)                --               (0.42)

  * Computed on an annualized basis.
 ** Effective March 29, 1998, the fund changed investment advisers from Central
    Fidelity National Bank to Wachovia Asset Management.
  + Less than $0.01 per share.
(a) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.
(b) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                          Ratios to Average Net Assets
                                   -------------------------------------------
              Net Asset                        Net                              Net Assets,  Portfolio
Period Ended  Value, end   Total            Investment         Expense         end of period Turnover
November 30,  of period  Return(c) Expenses   Income   Waiver/Reimbursement(d) (000 omitted)   Rate
------------------------------------------------------------------------------------------------------
Wachovia Balanced Fund
1994            $ 9.93     (0.39%)   0.75%     3.46%            0.17%            $194,430        74%
1995            $11.92     26.32%    0.76%     3.58%            0.16%            $207,421       102%
1996            $13.30     18.55%    0.76%     3.05%            0.24%            $ 18,619        99%
1997            $13.26     15.17%    1.02%     2.77%            0.16%            $ 50,968       143%
1998            $13.72     14.36%    1.01%     2.88%            0.09%            $119,093       124%
Wachovia Fixed Income
Fund
1994            $ 8.97     (4.30%)   0.71%     5.90%            0.13%            $148,751       148%
1995            $ 9.90     17.20%    0.74%     6.07%            0.10%            $169,846       155%
1996            $ 9.83      5.51%    0.74%     6.05%            0.18%            $  4,853       181%
1997            $ 9.85      6.14%    0.98%     5.65%            0.11%            $ 10,039       174%
1998            $10.14      8.65%    0.97%     5.30%            0.05%            $ 24,624       111%
Wachovia Intermediate Fixed Income Fund
1994            $ 9.31     (3.51%)   1.09%     4.46%            0.40%            $ 48,730        55%
1995            $10.07     14.44%    1.10%     5.60%            0.41%            $ 35,796        44%
1996            $ 9.96      4.46%    1.09%     5.62%            0.31%            $ 43,277        84%
1997            $10.03      6.32%    1.04%     5.50%            0.30%            $ 96,626        81%
1998**          $10.38      9.39%    1.06%     5.39%            0.14%            $  4,759        57%
Wachovia Short-Term Fixed Income Fund
1994            $ 9.58      1.27%    0.60%     4.62%            0.18%            $148,326       151%
1995            $ 9.89      8.82%    0.63%     5.83%            0.18%            $124,720       147%
1996            $ 9.79      5.29%    0.63%     5.50%            0.27%            $  1,675       145%
1997            $ 9.77      5.10%    0.87%     5.49%            0.19%            $  7,233       215%
1998            $ 9.92      6.93%    0.88%     5.22%            0.10%            $ 10,437       135%
Wachovia Georgia Municipal Bond Fund
1995(b)         $10.96     13.93%    0.92%*    4.30%*           1.88%*           $ 10,220        14%
1996            $11.00      4.97%    0.89%     4.40%            1.61%            $  7,531        14%
1997            $11.11      5.41%    1.14%     4.03%            1.11%            $  6,531        25%
1998            $11.38      6.35%    1.17%     3.72%            0.34%            $  6,900        14%
Wachovia North Carolina Municipal Bond Fund
1995(b)         $10.99     14.40%    0.85%*    4.40%*           1.19%*           $ 18,679        19%
1996            $11.03      5.17%    0.84%     4.24%            0.77%            $ 13,752         7%
1997            $11.15      5.36%    1.07%     3.91%            0.44%            $ 11,563        17%
1998            $11.46      6.82%    1.10%     3.80%            0.16%            $  9,533         9%
Wachovia South Carolina Municipal Bond Fund
1994            $10.05     (4.52%)   0.60%     5.22%            0.59%            $ 75,995        23%
1995            $11.05     16.97%    0.58%     5.23%            0.55%            $ 93,725        15%
1996            $11.05      5.54%    0.57%     5.10%            0.59%            $ 65,981        20%
1997            $11.12      6.01%    0.81%     4.79%            0.48%            $ 64,696        12%
1998            $11.36      6.88%    0.83%     4.52%            0.36%            $ 67,458         6%
Wachovia Virginia Municipal Bond Fund
1994            $ 9.40     (5.17%)   1.04%     3.90%            0.52%            $ 39,978        87%
1995            $10.25     13.79%    1.05%     4.33%            0.46%            $ 54,041        78%
1996            $10.15      3.50%    1.04%     4.45%            0.40%            $ 70,378        37%
1997            $10.30      5.97%    0.96%     4.50%            0.40%            $111,160        15%
1998**          $10.49      6.76%    0.95%     4.35%            0.33%            $  8,835        15%

  * Computed on an annualized basis.
 ** Effective March 29, 1998, the fund changed investment advisers from Central
    Fidelity National Bank to Wachovia Asset Management.
(a) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.
(b) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class B Shares

                (For a share outstanding throughout The period)

                                                                               Distributions
                                   Net Realized and                              from Net
                                   Unrealized Gain/                            Realized Gain
                                      (Loss) on                                on Investment
                                     Investments,                              Transactions,
              Net Asset                 Futures       Total    Distributions Futures Contracts
               Value,      Net      Contracts, and     from      from Net       and Foreign
Period Ended  beginning Investment Foreign Currency Investment  Investment       Currency          Total
November 30,  of period   Income     Transactions   Operations    Income       Transactions    Distributions
------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(a)        $12.43      0.02          2.37          2.39        (0.03)             --           (0.03)
1997           $14.79      0.04          2.42          2.46        (0.04)          (1.86)          (1.90)
1998           $15.35      0.03          2.20          2.23        (0.03)          (1.68)          (1.71)
Wachovia Quantitative Equity Fund
1996(a)        $13.09      0.04          2.56          2.60        (0.04)             --           (0.04)
1997           $15.65      0.08          4.10          4.18        (0.09)          (0.79)          (0.88)
1998           $18.95      0.05          3.04          3.09        (0.06)          (1.75)          (1.81)
Wachovia Balanced Fund
1996(a)        $11.68      0.09          1.59          1.68        (0.07)             --           (0.07)
1997           $13.29      0.26          1.38          1.64        (0.26)          (1.44)          (1.70)
1998           $13.23      0.28          1.37          1.65        (0.29)          (0.90)          (1.19)
Wachovia Fixed Income Fund
1996(a)        $ 9.45      0.15          0.40          0.55        (0.17)             --           (0.17)
1997           $ 9.83      0.48          0.01          0.49        (0.48)             --           (0.48)
1998           $ 9.84      0.47          0.30          0.77        (0.47)             --           (0.47)

  * Computed on an annualized basis.
(a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class B Shares

                (For a share outstanding throughout the period)

                                          Ratios to Average Net Assets
                                   -------------------------------------------
              Net Asset                        Net                              Net Assets,  Portfolio
Period Ended  Value, end   Total            Investment         Expense         end of period Turnover
November 30,  of period  Return(b) Expenses   Income   Waiver/Reimbursement(c) (000 omitted)   Rate
------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(a)         $14.79     19.25%    1.90%     0.02%            0.20%             $   976        64%
1997            $15.35     19.27%    1.90%     0.18%            0.06%             $ 3,448       124%
1998            $15.87     16.52%    1.87%     0.17%              --              $ 5,725       150%
Wachovia Quantitative Equity Fund
1996(a)         $15.65     19.90%    1.87%*    0.46%*           0.11%*            $ 1,414        44%
1997            $18.95     28.33%    1.85%     0.31%            0.07%             $ 6,564        74%
1998            $20.23     18.15%    1.86%     0.20%              --              $19,532        38%
Wachovia Balanced Fund
1996(a)         $13.29     14.47%    1.76%*    1.93%*           0.16%*            $ 1,821        99%
1997            $13.23     14.19%    1.78%     2.01%            0.16%             $ 5,916       143%
1998            $13.69     13.56%    1.76%     2.13%            0.09%             $13,963       124%
Wachovia Fixed Income Fund
1996(a)         $ 9.83      5.83%    1.74%*    5.20%*           0.13%*            $   113       181%
1997            $ 9.84      5.21%    1.75%     4.89%            0.11%             $   140       174%
1998            $10.14      7.97%    1.72%     4.55%            0.05%             $   533       111%

  * Computed on an annualized basis.
(a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class Y Shares

                (For a share outstanding throughout each period)

                                                                                                 Distributions
                                          Net Realized and                                         from Net
                 Net Asset            Unrealized Gain/(Loss) on            Distributions       Realized Gain on
                   Value      Net       Investments, Futures    Total from   from Net      Investment Transactions,
Period Ended     beginning Investment  Contracts, and Foreign   Investment  Investment       Futures Contracts and
November 30,     of period   Income     Currency Transactions   Operations    Income     Foreign Currency Transactions
----------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(a)           $12.43      0.03               2.40              2.43        (0.05)                   --
1997              $14.81      0.17               2.43              2.60        (0.16)                (1.86)
1998              $15.39      0.17               2.21              2.38        (0.17)                (1.68)
Wachovia Quantitative Equity Fund
1996(a)           $13.09      0.04               2.60              2.64        (0.06)                   --
1997              $15.67      0.23               4.12              4.35        (0.23)                (0.79)
1998              $19.00      0.23               3.06              3.29        (0.23)                (1.75)
Wachovia Growth & Income Fund
1998(e)           $22.31      0.09               1.24              1.33        (0.09)                   --
Wachovia Equity Index Fund
1996(a)           $13.37      0.09(d)            2.60              2.69        (0.08)                   --
1997              $15.98      0.29               3.86              4.15        (0.31)                (0.91)
1998              $18.91      0.30               3.92              4.22        (0.29)                (0.40)
Wachovia Special Values Fund
1996(a)           $13.62      0.03               2.02              2.05           --                    --
1997              $15.67      0.16               4.53              4.69        (0.08)                (1.61)
1998              $18.67      0.21              (0.84)            (0.63)       (0.15)                (1.71)
Wachovia Emerging Markets Fund
1996(a)           $11.92      0.01(d)           (0.26)            (0.25)          --                    --
1997              $11.67      0.07              (0.50)            (0.43)       (0.11)                   --
1998              $11.13      0.13              (2.69)            (2.56)       (0.13)                   --
Wachovia Balanced Fund
1996(a)           $11.68      0.08               1.63              1.71        (0.09)                   --
1997              $13.30      0.38               1.39              1.77        (0.37)                (1.44)
1998              $13.26      0.42               1.37              1.79        (0.41)                (0.90)
Wachovia Fixed Income Fund
1996(a)           $ 9.45      0.17               0.40              0.57        (0.19)                   --
1997              $ 9.83      0.57               0.03              0.60        (0.58)                   --
1998              $ 9.85      0.56               0.29              0.85        (0.56)                   --
Wachovia Intermediate Fixed Income
Fund
1998(e)           $10.12      0.42               0.25              0.67        (0.41)                   --
Wachovia Short-Term Fixed Income Fund
1996(a)           $ 9.67      0.11(d)            0.18              0.29        (0.17)                   --
1997              $ 9.79      0.56              (0.05)             0.51        (0.53)                   --
1998              $ 9.77      0.54               0.14              0.68        (0.53)                   --
Wachovia Georgia Municipal Bond Fund
1996(a)           $10.71      0.17               0.29              0.46        (0.17)                   --
1997              $11.00      0.47               0.13              0.60        (0.47)                (0.02)
1998              $11.11      0.45               0.27              0.72        (0.45)                    +
Wachovia North Carolina Municipal Bond Fund
1996(a)           $10.71      0.16               0.32              0.48        (0.16)                   --
1997              $11.03      0.46               0.13              0.59        (0.45)                (0.02)
1998              $11.15      0.46               0.32              0.78        (0.46)                (0.01)
Wachovia South Carolina Municipal Bond Fund
1996(a)           $10.73      0.20               0.32              0.52        (0.20)                   --
1997              $11.05      0.55               0.12              0.67        (0.55)                (0.05)
1998              $11.12      0.54               0.24              0.78        (0.54)                    +
Wachovia Virginia Municipal Bond Fund
1998(e)           $10.34      0.32               0.15              0.47        (0.32)                   --

Period Ended         Total
November 30,     Distributions
----------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(a)              (0.05)
1997                 (2.02)
1998                 (1.85)
Wachovia Quantitative Equity Fund
1996(a)              (0.06)
1997                 (1.02)
1998                 (1.98)
Wachovia Growth & Income Fund
1998(e)              (0.09)
Wachovia Equity Index Fund
1996(a)              (0.08)
1997                 (1.22)
1998                 (0.69)
Wachovia Special Values Fund
1996(a)                 --
1997                 (1.69)
1998                 (1.86)
Wachovia Emerging Markets Fund
1996(a)                 --
1997                 (0.11)
1998                 (0.13)
Wachovia Balanced Fund
1996(a)              (0.09)
1997                 (1.81)
1998                 (1.31)
Wachovia Fixed Income Fund
1996(a)              (0.19)
1997                 (0.58)
1998                 (0.56)
Wachovia Intermediate Fixed Income
Fund
1998(e)              (0.41)
Wachovia Short-Term Fixed Income Fund
1996(a)              (0.17)
1997                 (0.53)
1998                 (0.53)
Wachovia Georgia Municipal Bond Fund
1996(a)              (0.17)
1997                 (0.49)
1998                 (0.45)
Wachovia North Carolina Municipal Bond Fund
1996(a)              (0.16)
1997                 (0.47)
1998                 (0.47)
Wachovia South Carolina Municipal Bond Fund
1996(a)              (0.20)
1997                 (0.60)
1998                 (0.54)
Wachovia Virginia Municipal Bond Fund
1998(e)              (0.32)

  * Computed on an annualized basis.
  + Less than $0.01 per share.
(a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Per share information is based on average shares outstanding.
(e) Reflects operations for the period from March 29, 1998 (date of initial public offering) to November 30, 1998.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              The Wachovia Funds and The Wachovia Municipal Funds

                      Financial Highlights--Class Y Shares

                (For a share outstanding throughout each period)

                                         Ratios to Average Net Assets
                                     ------------------------------------
              Net Asset                          Net         Expense       Net Assets,  Portfolio
Period Ended  Value, end   Total              Investment     Waiver/      end of period Turnover
November 30,  of period  Return(b)   Expenses   Income   Reimbursement(c) (000 omitted)   Rate
-------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(a)         $14.81     19.57%      0.90%*    0.91%*        0.19%*       $129,205        64%
1997            $15.39     20.44%      0.90%     1.18%         0.07%        $156,238       124%
1998            $15.92     17.69%      0.90%     1.13%           --         $200,324       150%
Wachovia Quantitative Equity Fund
1996(a)         $15.67     20.19%      0.87%*    1.19%*        0.11%*       $152,571        44%
1997            $19.00     29.60%      0.87%     1.35%         0.08%        $183,019        74%
1998            $20.31     19.38%      0.87%     1.21%           --         $207,343        38%
Wachovia Growth & Income Fund
1998(e)         $23.55      6.03%      0.86%*    0.90%*        0.08%*       $206,176        24%
Wachovia Equity Index Fund
1996(a)         $15.98     20.14%      0.48%*    1.92%*        0.06%*       $213,833        12%
1997            $18.91     27.91%      0.47%     1.72%         0.02%        $248,030         4%
1998            $22.44     23.05%      0.45%     1.46%           --         $291,708        29%
Wachovia Special Values Fund
1996(a)         $15.67     15.05%      1.15%*    1.76%*        0.24%*       $ 58,697        38%
1997            $18.67     33.29%      1.11%     0.88%         0.02%        $ 84,501        46%
1998            $16.18     (3.59%)     1.00%     1.26%           --         $ 90,550        20%
Wachovia Emerging Markets Fund
1996(a)         $11.67      0.00%**    0.63%*    0.45%*        0.13%*       $123,036        30%
1997            $11.13     (3.73%)     1.54%     0.54%           --         $139,700        60%
1998            $ 8.44    (23.34%)     1.44%     1.04%           --         $130,898        51%
Wachovia Balanced Fund
1996(a)         $13.30     14.69%      0.76%*    2.85%*        0.16%*       $235,791        99%
1997            $13.26     15.37%      0.77%     3.02%         0.16%        $250,083       143%
1998            $13.74     14.77%      0.76%     3.15%         0.09%        $290,833       124%
Wachovia Fixed Income Fund
1996(a)         $ 9.83      6.12%      0.75%*    6.33%*        0.14%*       $175,836       181%
1997            $ 9.85      6.38%      0.74%     5.91%         0.11%        $185,398       174%
1998            $10.14      8.92%      0.72%     5.55%         0.05%        $212,886       111%
Wachovia Intermediate Fixed
Income Fund
1998(e)         $10.38      7.11%      0.74%*    5.39%*        0.14%*       $ 87,831        57%
Wachovia Short-Term Fixed Income
Fund
1996(a)         $ 9.79      3.00%      0.64%*    5.77%*        0.19%*       $116,138       145%
1997            $ 9.77      5.33%      0.63%     5.63%         0.20%        $ 91,063       215%
1998            $ 9.92      7.19%      0.63%     5.47%         0.10%        $ 98,433       135%
Wachovia Georgia Municipal Bond
Fund
1996(a)         $11.00      4.31%      0.89%*    4.84%*        1.57%*       $  6,803        14%
1997            $11.11      5.63%      0.92%     4.24%         1.06%        $ 12,308        25%
1998            $11.38      6.62%      0.91%     3.96%         0.34%        $ 17,030        14%
Wachovia North Carolina Municipal
Bond Fund
1996(a)         $11.03      4.55%      0.84%*    4.16%*        0.65%*       $ 28,283         7%
1997            $11.15      5.57%      0.85%     4.16%         0.42%        $ 44,104        17%
1998            $11.46      7.09%      0.85%     4.05%         0.16%        $ 56,760         9%
Wachovia South Carolina Municipal
Bond Fund
1996(a)         $11.05      4.86%      0.57%*    5.56%*        0.54%*       $ 36,511        20%
1997            $11.12      6.23%      0.58%     5.01%         0.48%        $ 43,881        12%
1998            $11.36      7.15%      0.58%     4.77%         0.36%        $ 54,770         6%
Wachovia Virginia Municipal Bond
Fund
1998(e)         $10.49      4.61%      0.68%*    4.62%*        0.33%*       $ 99,154        15%

  * Computed on an annualized basis.
  + Less than 0.01%.
(a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Per share information is based on average shares outstanding.
(e) Reflects operations for the period from March 27, 1998 (date of initial public offering) to November 30, 1998.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

                    Combined Notes to Financial Statements

                               November 30, 1998

1. Organization

The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of eighteen portfolios. The financial statements of the following fourteen portfolios (individually referred to as the "Fund" or collectively as the "Funds") are presented herein:

                              The Wachovia Funds*

             Portfolio                               Investment Objective
             ---------                               --------------------
  Wachovia Equity Fund ("Equity Fund")        To produce growth of principal
                                              and income.
  Wachovia Quantitative Equity Fund           To provide growth of principal
   ("Quantitative Equity Fund")               and income.
  Wachovia Growth & Income Fund               To provide total return through
   ("Growth & Income Fund")                   growth of capital and
                                              current income.
  Wachovia Equity Index Fund                  To provide a total return that
   ("Equity Index Fund")                      approximates that of the stock
                                              market as measured by the S&P 500
                                              Index.
  Wachovia Special Values Fund                To produce growth of principal.
   ("Special Values Fund")
  Wachovia Emerging Markets Fund              To produce long-term capital
   ("Emerging Markets Fund")                  appreciation.
  Wachovia Balanced Fund                      To provide long-term growth of
   ("Balanced Fund")                          principal and current income.
  Wachovia Intermediate Fixed Income Fund     To seek current income consistent
   ("Intermediate Fixed Income Fund")         with preservation of capital.
  Wachovia Fixed Income Fund                  To seek a high level of total
   ("Fixed Income Fund")                      return.
  Wachovia Short-Term Fixed Income Fund       To produce a high level of
   ("Short-Term Fixed Income Fund")           current income with a minimum of
                                              principal volatility.

                         The Wachovia Municipal Funds

             Portfolio                               Investment Objective
             ---------                               --------------------
  Wachovia Georgia Municipal Bond Fund        To provide current income which
   ("Georgia Municipal Bond Fund")**          is exempt from federal regular
                                              income tax and the personal
                                              income taxes imposed by the State
                                              of Georgia.
  Wachovia North Carolina Municipal Bond Fund To provide current income which
   ("North Carolina Municipal Bond Fund")**   is exempt from federal regular
                                              income tax and the personal
                                              income taxes imposed by the State
                                              of North Carolina.
  Wachovia South Carolina Municipal Bond Fund To provide current income which
   ("South Carolina Municipal Bond Fund")**   is exempt from federal regular
                                              income tax and South Carolina
                                              state income taxes.
  Wachovia Virginia Municipal Bond Fund       To provide a high level of
   ("Virginia Municipal Bond Fund")**         current income that is exempt
                                              from federal regular income tax
                                              and the income tax imposed by the
                                              Commonwealth of Virginia as is
                                              consistent with the preservation
                                              of capital.

 * In addition, The Wachovia Funds offer the following money market portfolios, each having distinctive investment objectives and policies:
   Wachovia Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately.

** Non-diversified portfolio.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Effective March 29, 1998, the following events affected the organization of the Trusts. The Growth & Income Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund converted into Class A Shares of the Trusts from the MarketWatch Funds. The Equity Fund, formerly a portfolio of the MarketWatch Funds, changed its name to the Growth & Income Fund upon conversion. The Growth & Income Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund added a second class of shares, Class Y Shares. Class A Shares resulting from the conversion of the MarketWatch Funds, were exchanged into Class Y Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Boards of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends of $197,423 have been provided for in accordance with the Emerging Markets Fund's understanding of the applicable country's tax rules and rates.

  At November 30, 1998, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

                                  Total       Amount     Amount    Amount    Amount     Amount
                                 Tax Loss    Expiring   Expiring  Expiring  Expiring   Expiring
  Fund                         Carryforward  In 2002    In 2003   In 2004   In 2005     In 2006
  ----                         ------------ ---------- ---------- -------- ---------- -----------
  Virginia Municipal Bond Fund $ 1,604,493             $1,119,966          $  484,527
  Short-Term Fixed Income Fund $ 3,556,146  $2,752,111 $  250,580 $467,184 $   86,271
  Emerging Markets Fund        $28,870,640          --         --       -- $3,405,307 $25,465,333

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--The Funds listed below purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.

  For the year ended November 30, 1998, the following Funds had realized gains/losses on futures contracts as follows:

                                Realized Gain (Loss)
      Fund                      on Futures Contracts
      ----                      --------------------
      Equity Fund                   $ 1,697,895
      Quantitative Equity Fund      $ 1,482,453
      Growth & Income Fund          $  (399,772)
      Equity Index Fund             $(1,209,063)
      Balanced Fund                 $ 2,671,723
      Fixed Income                  $    42,439

  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At November 30, 1998, the Funds had outstanding futures contracts as set forth below:

  Equity Fund

                            Contracts to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1998       139 S&P 500 Index Futures         Long              $4,766,474

  Quantitative Equity Fund

                            Contracts to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1998       117 S&P 500 Index Futures         Long              $3,867,838

  Growth & Income Fund

                            Contracts to                                 Unrealized
  Expiration Date         Deliver/Receive              Position         Appreciation
  ---------------         ---------------              --------         ------------
  December 1998       46 S&P 500 Index Futures         Long              $1,540,248


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

  Equity Index Fund

                            Contracts to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1998       228 S&P 500 Index Futures         Long              $7,130,034

  Special Values

                            Contracts to                                 Unrealized
  Expiration Date         Deliver/Receive              Position         Appreciation
  ---------------         ---------------              --------         ------------
  December 1998       55 S&P 400 Index Futures         Long              $1,474,935

  Balanced Fund

                            Contracts to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1998       109 S&P 500 Index Futures         Long              $4,210,304

  Fixed Income

                            Contracts to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1998           43 U.S. Treasury              Long              $   54,249
  December 1998           30 U.S. Treasury              Long                  27,912
                                                                          ----------
                                                                          $   82,161

  Foreign Exchange Contracts--Emerging Markets Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1998, Emerging Markets Fund had no outstanding foreign currency contracts.

  Foreign Currency Translation--The accounting records of Emerging Markets Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

  Reclassification--In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies ("SOP 93-2"), permanent book and tax differences have been reclassified to paid-in-capital. These differences are primarily due to differing treatments for foreign currency transactions, market discount and paydowns on certain debt instruments. Amounts for the Funds, as of November 30, 1998, have been reclassified to reflect the following:

                                 Increase (Decrease)
   ----------------------------------------------------------------------------------
                                                              Undistributed Net
                                                                  Investment
                                             Accumulated      Income/Accumulated
                                             Net Realized Distributions in Excess of
   Fund Name                 Paid-In Capital  Gain/Loss     Net Investment Income
   ---------                 --------------- ------------ --------------------------
   Equity Fund                  $358,808      $(363,969)           $  5,161
   Growth and Income                 -0-            (18)                 18
   Equity Index                  277,546       (278,272)                726
   Special Values                   (354)       (55,205)             55,559
   Emerging Markets               66,476        708,721            (775,197)
   Balanced                      790,595       (785,885)             (4,710)
   Fixed Income                        2        123,519            (123,521)
   Intermediate Fixed
   Income                              2          5,768              (5,770)
   Short Term Fixed Income            (1)        (5,246)              5,247
   Georgia Municipal Bond            -0-           (552)                552
   North Carolina Municipal
   Bond                              -0-         11,268             (11,268)
   South Carolina Municipal
   Bond                                2           (656)                654

  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Emerging Markets Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

  Additional information on each restricted security held by Emerging Markets Fund at November 30, 1998 is as follows:

   Security                                  Acquisition Date Acquisition Cost
   --------                                  ---------------- ----------------
   Zagrebacka Bank, GDR                      4/29/98-5/18/98     $ 338,031
   State Bank Of India, GDR                      10/3/96           283,000
   BorsodChem RT, GDR                        4/18/97-11/19/98      210,300
   Pliva D.D., GDR                               5/13/98         1,956,200
   Telecel--Comunicacoes Pessoai             11/3/98-11/25/98      850,624
   MOL Magyar Olay, GDR                       5/7/97-7/3/98        795,250
   Telekomunikacja Polska SA, GDR                11/9/98           599,400
   Banque Marocaine du Commerce Exterieur,
   GDR                                           3/10/97           513,000
   Reliance Industries Ltd., GDR             6/21/95-11/24/97       78,750
   Gedeon Richter, GDR                       11/10/95-9/22/98    1,437,254
   Banque Libanaise Pour Le Commerce, Class
   B, GDR                                        12/11/96          472,000
   Solidere, GDR                                 11/27/96          287,500
   Blagovno Trgovinsia Center, GDR                6/6/97           336,700
   MI Bank, GDR                              6/25/97-7/29/97       363,400
   Paints & Chemical Industry, GDR           9/26/97-11/23/98      270,250
   Slovakopharma AS, GDR                     10/7/97-10-9/97       783,000
   Samsung Electronics Co., GDR              11/24/97-9/16/98      275,254
   Eesti Uhispank, GDR                        3/6/98-3/10/98       746,500
   Exbud SA, GDR                             9/30/98-10/1/98       233,500

  Dollar Roll Transactions--The Balance and Fixed Income Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest

The Declaration of Trust of both The Wachovia Funds and The Wachovia Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                         Equity Fund                              Quantitative Equity Fund
                          ---------------------------------------------  ----------------------------------------------
                                          Year Ended                                     Year Ended
                                         November 30,                                   November 30,
                                  1998                   1997                     1998                    1997
 Class A Shares            Shares     Dollars     Shares      Dollars     Shares      Dollars      Shares     Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold               924,716  $13,703,327  1,212,590  $17,823,475  2,588,389  $ 48,886,094   965,307  $16,810,698
 Shares issued to share-
 holders in payment of
 distributions declared    353,528    4,797,366    225,294    2,879,078    222,235     3,819,153    68,846    1,031,632
 Shares redeemed          (506,801)  (7,457,571)  (274,007)  (3,944,850)  (599,567)  (11,284,446) (175,182)  (2,990,173)
                          --------  -----------  ---------  -----------  ---------  ------------  --------  -----------
 Net change resulting
 from
 Class A Shares
 transactions              771,443  $11,043,122  1,163,877  $16,757,703  2,211,057  $ 41,420,801   858,971  $14,852,157
                          --------  -----------  ---------  -----------  ---------  ------------  --------  -----------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               The Wachovia Funds

                          The Wachovia Municipal Funds

                                Equity Fund continued                        Quantitative Equity Fund continued
                   --------------------------------------------------  --------------------------------------------------
                                     Year Ended                                          Year Ended
                                    November 30,                                        November 30,
                            1998                      1997                      1998                      1997
 Class B Shares      Shares      Dollars       Shares      Dollars       Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold          139,205  $  2,092,971     157,378  $  2,214,029     633,822  $ 12,088,957     259,394  $  4,504,492
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              29,176       393,654      10,960       139,526      39,020       665,947       6,072        90,190
 Shares redeemed      (32,270)     (471,352)     (9,672)     (136,298)    (53,666)     (995,247)     (9,470)     (162,976)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class B Shares
 transactions         136,111  $  2,015,273     158,666  $  2,217,257     619,176  $ 11,759,657     255,996  $  4,431,706
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                                     Year Ended                                          Year Ended
                                    November 30,                                        November 30,
                            1998                      1997                      1998                      1997
 Class Y Shares      Shares      Dollars       Shares      Dollars       Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold        4,380,401  $ 64,007,995   3,554,442  $ 49,902,627   1,326,703  $ 24,567,733   1,230,624  $ 20,627,941
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared           1,000,056    13,577,140   1,041,021    13,298,944   1,014,452    17,399,559     596,353     8,900,064
 Shares redeemed   (2,944,530)  (43,863,733) (3,170,735)  (45,126,801) (1,761,030)  (32,169,312) (1,933,606)  (32,229,770)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions       2,435,927  $ 33,721,402   1,424,728  $ 18,074,770     580,125  $  9,797,980    (106,629) $ (2,701,765)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting
 from fund
 shares
 transactions       3,343,481  $ 46,779,797   2,747,271  $ 37,049,730   3,410,358  $ 62,895,662   1,008,338  $ 16,582,098
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

                                 Growth & Income Fund
                   ----------------------------------------------------
                                      Year Ended
                                     November 30,
                             1998                       1997
 Class A Shares      Shares        Dollars       Shares      Dollars
------------------------------------------------------------------------
 Shares sold           500,103  $  10,555,907   6,682,176  $115,596,820
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              484,959      9,614,799     172,539     2,817,198
 Exchange into
 Class Y Shares     (9,553,829)  (213,145,727)         --            --
 Shares redeemed    (2,336,814)   (48,594,932) (1,755,496)  (31,873,304)
                   -----------  -------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions      (10,905,581) $(241,569,953)  5,099,219  $ 86,540,714
                   -----------  -------------  ----------  ------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               The Wachovia Funds

                          The Wachovia Municipal Funds

                    Growth & Income Fund
                          continued
                   ------------------------
                        Period Ended
                        November 30,
                          1998 (a)
 Class Y Shares      Shares      Dollars
-----------------------------------------------------
 Shares sold          215,719  $  4,785,076
 Exchange from
 Class A Shares     9,553,829   213,145,727
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared               7,342       153,661
 Shares redeemed   (1,021,427)  (22,575,885)
                   ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions       8,755,463  $195,508,579
                   ----------  ------------
 Net change
 resulting from
 fund shares
 transactions      (2,150,118) $(46,061,374)
                   ----------  ------------
                                  Equity Index Fund                                  Special Values Fund
                   --------------------------------------------------  --------------------------------------------------
                                     Year Ended                                          Year Ended
                                    November 30,                                        November 30,
                            1998                      1997                      1998                      1997
 Class A Shares      Shares      Dollars       Shares      Dollars       Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold        3,701,907  $ 76,535,465   1,795,756  $ 31,728,579   2,610,113  $ 45,663,955   1,739,422  $ 30,963,930
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared             109,762     2,088,409      92,034     1,446,794     248,937     4,102,490      55,077     3,766,298
 Shares redeemed     (636,039)  (13,107,910)   (328,029)   (5,569,777) (1,202,936)  (19,509,112)   (192,159)  (24,998,451)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions       3,175,630  $ 65,515,964   1,559,761  $ 27,605,596   1,656,114  $ 30,257,333   1,602,340  $  9,731,777
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                                     Year Ended                                          Year Ended
                                    November 30,                                        November 30,
                            1998                      1997                      1998                      1997
 Class Y Shares      Shares      Dollars       Shares      Dollars       Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold        2,854,402  $ 58,057,370   3,625,782  $ 59,771,966   1,475,771  $ 25,185,127   1,949,765  $ 29,965,567
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared             454,689     8,624,862   1,067,983    16,435,346     422,376     6,964,972     264,487       784,291
 Shares redeemed   (3,418,715)  (70,167,430) (4,964,256)  (85,569,794)   (827,147)  (13,991,139) (1,432,685)   (3,265,657)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions        (109,624) $ (3,485,198)   (270,491) $ (9,362,482)  1,071,000  $ 18,158,960     781,567  $ 27,484,201
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 fund shares
 transactions       3,066,006  $ 62,030,766   1,289,270  $ 18,243,114   2,727,114  $ 48,416,293   2,383,907  $ 37,215,978
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                                Emerging Markets Fund                                   Balanced Fund
                   --------------------------------------------------  --------------------------------------------------
                                     Year Ended                                          Year Ended
                                    November 30,                                        November 30,
                            1998                      1997                      1998                      1997
 Class A Shares      Shares      Dollars       Shares      Dollars       Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold          692,384  $  6,536,524     397,024  $  5,133,749   5,764,174  $ 75,056,038   2,645,070  $ 34,032,927
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared               7,323        79,306       4,411        51,046     490,771     6,104,654     224,438     2,637,286
 Shares redeemed     (389,449)   (3,539,372)   (152,774)   (1,893,197) (1,421,643)  (18,503,796)   (424,714)   (5,378,843)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions         310,258  $  3,076,458    (248,661) $ (3,291,598)  4,833,302  $ 62,656,896   2,444,794  $ 31,291,370
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

(a) Reflects Operations for the period from March 29, 1998 to November 30, 1998 (date of initial public investment).



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               The Wachovia Funds

                          The Wachovia Municipal Funds

                          Emerging Markets Fund continued                        Balanced Fund continued
                   ------------------------------------------------  --------------------------------------------------
                                    Year Ended                                         Year Ended
                                   November 30,                                       November 30,
                            1998                     1997                     1998                      1997
 Class B Shares      Shares     Dollars      Shares      Dollars      Shares      Dollars       Shares      Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold               --           --          --           --     593,884  $  7,769,427     307,846  $  3,836,282
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared                  --           --          --           --      50,089       621,444      25,319       297,800
 Shares redeemed           --           --          --           --     (71,305)     (925,661)    (23,218)     (287,652)
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class B Shares
 transactions              --           --          --           --     572,668  $  7,465,210     309,947  $  3,846,430
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
                          Emerging Markets Fund continued                             Balanced Fund
                   ------------------------------------------------  --------------------------------------------------
                                    Year Ended                                         Year Ended
                                   November 30,                                       November 30,
                            1998                     1997                     1998                      1997
 Class Y Shares      Shares      Dollars      Shares      Dollars      Shares      Dollars       Shares      Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold        5,272,409  $53,125,694   3,238,727  $41,075,269   6,639,501  $ 84,289,682   4,538,586  $ 55,921,692
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              49,656      537,283      27,266      315,464   1,895,507    23,557,253   2,622,663    30,704,969
 Shares redeemed   (2,367,712) (21,683,002) (1,251,929) (16,755,254) (6,222,414)  (80,542,002) (6,039,198)  (76,009,694)
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions       2,954,353  $31,979,975   2,014,064  $24,635,479   2,312,594  $ 27,304,933   1,122,051  $ 10,616,967
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 fund shares
 transactions       3,264,611  $35,056,433   2,262,725  $27,927,077   7,718,564  $ 97,427,039   3,876,792  $ 45,754,767
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
                                 Fixed Income Fund                           Intermediate Fixed Income Fund
                   ------------------------------------------------  --------------------------------------------------
                                    Year Ended                                         Year Ended
                                   November 30,                                       November 30,
                            1998                     1997                     1998                      1997
 Class A Shares      Shares      Dollars      Shares      Dollars      Shares      Dollars       Shares      Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold        1,958,828  $19,573,923     763,371  $ 7,449,000     432,820  $  4,395,676   7,451,883  $ 73,017,952
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              89,113      890,891      27,666      268,160      36,581       370,365      42,532       415,495
 Exchange into
 Class Y Shares            --           --          --           --  (8,913,728)  (89,493,831)         --            --
 Shares redeemed     (638,391)  (6,425,094)   (265,357)  (2,587,866)   (732,895)   (7,416,845) (2,205,905)  (21,529,499)
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions       1,409,550  $14,039,720     525,680  $ 5,129,294  (9,177,222) $(92,144,635)  5,288,510  $ 51,903,948
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
                                    Year Ended                                         Year Ended
                                   November 30,                                       November 30,
                            1998                     1997                     1998                      1997
 Class B Shares      Shares      Dollars      Shares      Dollars      Shares      Dollars       Shares      Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold           39,258  $   390,310       2,843  $    27,578          --            --          --            --
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared               1,271       12,687         624        6,032          --            --          --            --
 Shares redeemed       (2,161)     (21,523)       (705)      (6,809)         --            --          --            --
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class B Shares
 transactions          38,368  $   381,474       2,762  $    26,801          --            --          --            --
                   ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------

(a) Reflects Operations for the period from March 29, 1998 to November 30, 1998 (date of initial public investment).




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               The Wachovia Funds

                          The Wachovia Municipal Funds

                                                                                Intermediate Fixed Income Fund
                                      Fixed Income Fund continued                         continued
                            --------------------------------------------------  -------------------------------
                                              Year Ended                                  Year Ended
                                             November 30,                                November 30,
                                     1998                      1997                        1998 (a)
 Class Y Shares               Shares      Dollars       Shares      Dollars          Shares          Dollars
------------------------------------------------------------------------------------------------------------
 Shares sold                 6,174,243  $ 61,683,285   6,398,418  $ 61,907,491        512,332      $  5,220,989
 Exchange from Class A
 Shares                             --            --          --            --      8,913,728        89,493,831
 Shares issued to share-
 holders in payment of
 distributions declared        661,726     6,595,044     741,178     7,156,206         21,849           222,630
 Shares redeemed            (4,662,142)  (46,579,297) (6,203,149)  (59,960,020)      (986,184)      (10,094,154)
                            ----------  ------------  ----------  ------------  -------------  ----------------
 Net change resulting
 from
 Class Y Shares
 transactions                2,173,827  $ 21,699,032     936,447  $  9,103,677      8,461,725        84,843,296
                            ----------  ------------  ----------  ------------  -------------  ----------------
 Net change resulting
 from
 fund shares transactions    3,621,745  $ 36,120,226   1,464,889  $ 14,259,772       (715,497) $     (7,301,339)
                            ----------  ------------  ----------  ------------  -------------  ----------------

                            Short-Term Fixed Income Fund
                   --------------------------------------------------
                                     Year Ended
                                    November 30,
                            1998                      1997
 Class A Shares      Shares      Dollars       Shares      Dollars
----------------------------------------------------------------------
 Shares sold          728,996  $  7,145,299     598,882  $  5,854,415
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              48,837       478,947      12,820       124,911
 Shares redeemed     (465,982)   (4,580,525)    (42,556)     (415,946)
                   ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions         311,851  $  3,043,721     569,146  $  5,563,380
                   ----------  ------------  ----------  ------------
                                     Year Ended
                                    November 30,
                            1998                      1997
 Class Y Shares      Shares      Dollars       Shares      Dollars
----------------------------------------------------------------------
 Shares sold        2,210,120  $ 21,733,419   1,976,003  $ 19,286,564
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared             500,524     4,905,077     603,014     5,869,807
 Shares redeemed   (2,109,395)  (20,644,860) (5,121,485)  (50,010,275)
                   ----------  ------------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions         601,249  $  5,993,636  (2,542,468) $(24,853,904)
                   ----------  ------------  ----------  ------------
 Net change
 resulting from
 fund shares
 transactions         913,100  $  9,037,357  (1,973,322) $(19,290,524)
                   ----------  ------------  ----------  ------------

                                Georgia Municipal Bond Fund                    North Carolina Municipal Bond Fund
                      --------------------------------------------------  -----------------------------------------------
                                        Year Ended                                         Year Ended
                                       November 30,                                       November 30,
                               1998                      1997                      1998                    1997
 Class A Shares         Shares      Dollars       Shares      Dollars      Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold              65,313  $    734,230      67,805  $    739,368     73,195  $    827,761    172,088  $ 1,866,534
 Shares issued to
 share-
 holders in payment
 of
 distributions
 declared                 18,608       209,598      21,179       231,331     28,831       326,515     38,242      419,303
 Shares redeemed         (65,246)     (732,153)   (185,896)   (2,024,593)  (308,552)   (3,504,406)  (418,688)  (4,556,530)
                      ----------  ------------  ----------  ------------  ---------  ------------  ---------  -----------
 Net change
 resulting from
 Class A Shares
 transactions             18,675  $    211,675     (96,912) $ (1,053,894)  (206,526) $ (2,350,130)  (208,358) $(2,270,693)
                      ----------  ------------  ----------  ------------  ---------  ------------  ---------  -----------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               The Wachovia Funds

                          The Wachovia Municipal Funds

                                                                                   North Carolina Municipal Bond Fund
                               Georgia Municipal Bond Fund continued                            continued
                          ---------------------------------------------------  ----------------------------------------------
                                             Year Ended                                        Year Ended
                                            November 30,                                      November 30,
                                    1998                      1997                     1998                    1997
 Class Y Shares             Shares       Dollars       Shares      Dollars      Shares      Dollars     Shares      Dollars
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                 514,361  $   5,807,306     612,513  $  6,727,857  1,450,528  $16,388,977  1,693,364  $18,540,740
 Shares issued to share-
 holders in payment of
 distributions declared        5,535         62,357       4,440        48,583     17,718      200,910      9,477      103,874
 Shares redeemed            (130,688)    (1,473,631)   (127,557)   (1,383,827)  (465,404)  (5,270,187)  (315,766)  (3,471,057)
                          ----------  -------------  ----------  ------------  ---------  -----------  ---------  -----------
 Net change resulting
 from
 Y Shares transactions       389,208  $   4,396,032     489,396  $  5,392,613  1,002,842  $11,319,700  1,387,075  $15,173,557
                          ----------  -------------  ----------  ------------  ---------  -----------  ---------  -----------
 Net change resulting
 from
 fund shares
 transactions                407,883  $   4,607,707     392,484  $  4,338,719    796,316  $ 8,969,570  1,178,717  $12,902,864
                          ----------  -------------  ----------  ------------  ---------  -----------  ---------  -----------

                          South Carolina Municipal Bond Fund
                   ---------------------------------------------------
                                      Year Ended
                                     November 30,
                             1998                      1997
 Class A Shares      Shares       Dollars       Shares      Dollars
-----------------------------------------------------------------------
 Shares sold          742,299  $   8,356,816     714,128  $  7,829,566
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared             167,413      1,887,761     190,426     2,085,665
 Shares redeemed     (786,074)    (8,835,765) (1,062,157)  (11,623,252)
                   ----------  -------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions         123,638  $   1,408,812    (157,603) $ (1,708,021)
                   ----------  -------------  ----------  ------------
                                      Year Ended
                                     November 30,
                             1998                      1997
 Class Y Shares      Shares       Dollars       Shares      Dollars
-----------------------------------------------------------------------
 Shares sold        1,382,049    $15,581,081   1,119,082  $ 12,295,135
 Shares issued to
 share-
 holders in
 payment of
 distributions
 declared              13,296        149,911      15,737       172,237
 Shares redeemed     (517,410)    (5,814,407)   (495,245)   (5,428,033)
                   ----------  -------------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions         877,935  $   9,916,585     639,574  $  7,039,339
                   ----------  -------------  ----------  ------------
 Net change
 resulting from
 fund shares
 transactions       1,001,573    $11,325,397     481,971  $  5,331,318
                   ----------  -------------  ----------  ------------
                             Virginia Municipal Bond Fund
                   ---------------------------------------------------
                                      Year Ended
                                     November 30,
                             1998                      1997
 Class A Shares      Shares       Dollars       Shares      Dollars
-----------------------------------------------------------------------
 Shares sold          293,734  $   3,057,205   5,861,134   $58,796,406
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              29,282        304,418      35,790       360,850
 Exchange into
 Class Y Shares    (9,794,711)  (101,277,312)         --            --
 Shares redeemed     (488,052)    (5,071,444) (2,025,729)  (20,445,697)
                   ----------  -------------  ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions      (9,959,747) $(102,987,133)  3,871,195   $38,711,559
                   ----------  -------------  ----------  ------------





-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

                   Virginia Municipal Bond Fund
                   ----------------------------
                           Period Ended
                      November 30, 1998 (a)
 Class Y Shares         Shares         Dollars
-------------------------------------------------
 Shares sold            561,359     $  5,860,079
 Exchange from
 Class A Shares       9,794,711      101,277,312
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                 3,580           37,331
 Shares redeemed       (910,974)      (9,483,614)
                   ------------  ---------------
 Net change
 resulting from
 Class Y Shares
 transactions         9,448,676  $    97,691,108
                   ------------  ---------------
 Net change
 resulting from
 fund shares
 transactions          (511,071) $    (5,296,025)
                   ------------  ---------------

(a) Reflects Operations for the period from March 29, 1998 to November 30, 1998 (date of initial public investment).

4. Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion any time after January 31, 2000.

         Fund                                Annual Rate
         ----                                -----------
         Equity Fund                            0.70%
         Quantitative Equity Fund               0.70%
         Growth & Income Fund                   0.70%*
         Equity Index Fund                      0.30%
         Special Values Fund                    0.80%
         Emerging Markets Fund                  1.00%
         Balanced Fund                          0.70%
         Fixed Income Fund                      0.60%
         Intermediate Fixed Income Fund         0.60%*
         Short-Term Fixed Income Fund           0.55%
         Georgia Municipal Bond Fund            0.75%
         North Carolina Municipal Bond Fund     0.75%
         South Carolina Municipal Bond Fund     0.75%
         Virginia Municipal Bond Fund           0.74%

* Prior to March 29, 1998, the annual investment advisory fee based on a percentage of the Fund's average daily net assets for Growth & Income Fund and Intermediate Fixed Income Fund was 1.00% and 0.74%, respectively.

Effective March 29, 1998, the following funds changed investment advisers from Central Fidelity National Bank to Wachovia Asset Management. The fees charged by each adviser are listed below.

                                    Wachovia Asset Central Fidelity
         Fund                         Management    National Bank
         ----                       -------------- ----------------
         Growth & Income Fund         $1,802,137       $792,553
         Intermediate Fixed Income
         Fund                            457,023        149,882
         Virginia Municipal Bond
         Fund                            659,502        141,243

Sub Advisory Fee--The Adviser has entered into a sub-advisory agreement with Twin Capital Management, Inc. (the "Sub-Adviser"). The Sub-Adviser furnishes certain advisory services to the Adviser for Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000 payable by the Adviser. The Sub-Adviser may elect to waive some or all of its fee.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

Administrative Fee, and Transfer and Dividend Disbursing Agent and Portfolio Accounting Fees--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and portfolio accounting services. FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trusts (excluding Wachovia Prime Money Market Fund) for the period.

Effective March 29, 1998, the following funds changed administrators, transfer agents, and portfolio accountants from BISYS Fund Services, L.P. to FServ. The fees charged by each administrator are listed below.

                                                    BISYS Fund
         Fund                             FServ   Services, L.P.
         ----                            -------- --------------
         Growth & Income Fund            $168,495    $247,539
         Intermediate Fixed Income Fund    55,267      65,784
         Virginia Municipal Bond Fund      58,804      80,547

Distribution Services Fee--Equity Fund, Quantitative Equity Fund, Balanced Fund, and Fixed Income Fund have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class B Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. FSC can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Prior to March 29, 1998, Growth & Income Fund, Intermediate Fixed Income Fund, and Virginia Municipal Bond Fund could incur distribution expenses up to 0.25% of the average daily net assets of each Fund's Class A Shares. Effective March 29, 1998, Class A shares no longer incur distribution expenses.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Administrative Services, ("FAS"), the Fund will pay FAS up to 0.25% of average daily net assets of each Fund's Class A Shares and Class B Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective March 29, 1998, the following funds changed custodians from Central Fidelity National Bank to Wachovia Bank N.A.. The fees charged by each custodian are listed below.

                                                   Central Fidelity
         Fund                   Wachovia Bank N.A.  National Bank
         ----                   ------------------ ----------------
         Growth & Income Fund        $41,357           $21,241
         Intermediate Fixed
         Income Fund                  12,815             6,147
         Virginia Municipal
         Bond Fund                    14,581             7,154

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the effective date of each fund. For the year ended November 30, 1998, the Funds made the following reimbursements to FAS pursuant to this agreement:

                                      Organizational Organizational
         Fund                            Expenses    Expenses Paid
         ----                         -------------- --------------
         Emerging Markets Fund           $40,764         $6,671
         Georgia Municipal Bond Fund      30,000          6,127
         North Carolina Municipal
         Bond Fund                        30,000          5,522

General--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds


5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

Fund                                Purchases      Sales
------------------------------------------------------------
Equity Fund                        $336,203,825 $329,739,125
Quantitative Equity Fund            136,936,305   99,364,736
Growth & Income Fund                 88,291,509  163,112,655
Equity Index Fund                   121,175,802   98,931,209
Special Values Fund                  64,470,117   24,236,018
Emerging Markets Fund               114,595,961   69,106,556
Balanced Fund                       501,182,168  445,171,010
Fixed Income Fund                   265,292,120  232,938,462
Intermediate Fixed Income Fund       62,055,806   67,482,496
Short-Term Fixed Income Fund        143,684,584  135,117,810
Georgia Municipal Bond Fund           8,916,427    2,727,701
North Carolina Municipal Bond Fund   21,149,139    9,704,249
South Carolina Municipal Bond Fund   17,734,199    7,060,515
Virginia Municipal Bond Fund         16,494,554   18,253,148

6. Concentration of Credit Risk

Emerging Markets Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of industries for the Emerging Markets Fund was as follows:

   Industry                % of Net Assets
   --------                ---------------
   Communication Services       17.4%
   Financial Services           16.7%
   Consumer Staples             10.9%
   Basic Materials               7.8%
   Technology                    7.1%
   Utilities                     7.0%
   Energy                        6.3%
   Closed End Funds              5.2%
   Conglomerates                 4.1%
   Health Care                   3.8%
   Consumer Cyclicals            3.7%
   Capital Goods                 2.1%
   Real Estate                   1.7%
   Transportation                1.0%


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              The Wachovia Funds

                         The Wachovia Municipal Funds

Since The Wachovia Municipal Funds invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 1998, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

                                                        % of Portfolio
                                      % of Portfolio   Backed by Largest
Fund                                Guaranteed/Insured Guarantor/Insurer
------------------------------------------------------------------------
Georgia Municipal Bond Fund               53.9%              24.2%
North Carolina Municipal Bond Fund        30.8%              15.5%
South Carolina Municipal Bond Fund        57.6%              27.2%
Virginia Municipal Bond Fund              22.0%              8,78%

7. Year 2000 (Unaudited)

Similar to other financial organizations, the Trusts could be adversely affected if the computer systems used by the Trusts' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trusts' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trusts' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
THE WACHOVIA FUNDS and THE WACHOVIA MUNICIPAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Balanced Fund, Wachovia Emerging Markets Fund, Wachovia Equity Fund, Wachovia Equity Index Fund, Wachovia Fixed Income Fund, Wachovia Growth and Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Quantitative Equity Fund, Wachovia Short-Term Fixed Income Fund, Wachovia Special Values Fund, (10 portfolios of The Wachovia Funds) and Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (4 portfolios of The Wachovia Municipal Funds) as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented therein, except as described below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended November 30, 1997 and the financial highlights for each of the four years in the period then ended of Wachovia Growth and Income Fund, Wachovia Intermediate Fixed Income Fund, and Wachovia Virginia Municipal Bond Fund were audited by other auditors whose report dated January 9, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Balanced Fund, Wachovia Emerging Markets Fund, Wachovia Equity Fund, Wachovia Equity Index Fund, Wachovia Fixed Income Fund, Wachovia Quantitative Equity Fund, Wachovia Short-Term Fixed Income Fund, Wachovia Special Values Fund (portfolios of The Wachovia Funds) and Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, and Wachovia South Carolina Municipal Bond Fund (portfolios of The Wachovia Municipal Funds) at November 30, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein, and the 1998 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Growth and Income Fund and Wachovia Intermediate Fixed Income Fund (portfolios of The Wachovia Funds) and Wachovia Virginia Municipal Bond Fund of The Wachovia Municipal Funds at November 30, 1998, and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 22, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Trustees                             Officers

James A. Hanley                      John W. McGonigle
Samuel E. Hudgins                     President and Treasurer
J. Berkley Ingram, Jr.               Charles L. Davis, Jr.
D. Dean Kaylor                        Vice President and Assistant Treasurer
Alvin J. Schexnider                  Peter J. Germain
Charles S. Way, Jr.                   Secretary
                                     Gail Cagney
                                      Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its investment objective and policies, management fees, expenses and other information.






Federated Securities Corp.
is the distributor of the funds.

831-27 (1/99)

G01512-17 (1/99)



                          WACHOVIA MONEY MARKET FUND

                             INSTITUTIONAL SHARES






                                 Annual Report
                               November 30, 1998






                                                                 [WACHOVIA LOGO]



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Portfolio of Investments

                               November 30, 1998

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (a) Bank Notes--9.8%
             Banking & Finance--9.8%
 $25,000,000 First National Bank of Chicago, 5.000%, 2/24/1999     $ 25,000,581
  15,000,000 Lasalle National Bank, Chicago, 5.200%, 1/12/1999       15,000,172
  25,000,000 NationsBank, NA, 5.440%, 12/9/1998                      25,000,000
                                                                   ------------
               Total Bank Notes                                      65,000,753
                                                                   ------------
 (a) Bankers' Acceptance--1.5%
  10,000,000 SunTrust Bank, Atlanta, 5.130%, 2/5/1999                 9,905,950
                                                                   ------------
 (a) Time Deposits--3.0%
             Banking--3.0%
  20,000,000 First Union National Bank, Charlotte, N.C., 5.080%,
             12/1/1998                                               20,000,000
                                                                   ------------
 (a) Certificates of Deposit--26.4%
  15,000,000 Bank of America, Canada, 5.510%, 12/17/1998             15,000,000
  25,000,000 CIBC Bank, NY, 5.710%, 6/21/1999                        24,994,700
  15,000,000 Credit Suisse First Boston, 5.910%, 12/2/1998           15,000,000
  25,000,000 Mellon Bank, NA, 5.200%, 2/16/1999                      25,001,576
  20,000,000 National Westminster Bank, PLC, London, 5.690%,
             3/10/1999                                               19,997,401
  20,000,000 Rabobank Nederland, Utrecht, 5.300%, 2/23/1999          20,000,000
  20,000,000 Toronto Dominion Holdings (USA), Inc., 5.620%,
             1/6/1999                                                20,000,000
  15,000,000 Union Bank of Switzerland, Zurich, 5.750%,
             8/17/1999                                               14,994,385
  20,000,000 Westdeutsche Landesbank Girozentrale, 5.630%,
             1/28/1999                                               20,000,313
                                                                   ------------
               Total Certificates of Deposit                        174,988,375
                                                                   ------------
 (a) Commercial Paper--26.6%
             Chemical & Allied Products--1.5%
  10,000,000 Du Pont (E.I.) de Nemours & Co., 5.111%, 3/9/1999        9,863,072
                                                                   ------------
             Consumer Non-Durables--3.0%
  20,000,000 Coca-Cola Co., 5.423%, 12/10/1998                       19,973,250
                                                                   ------------
             Finance--Automotive--3.7%
  25,000,000 Ford Motor Credit Corp., 5.101%, 1/14/1999              24,846,000
                                                                   ------------
             Finance--Commercial--6.0%
  15,000,000 AI Credit Corp., 5.597%, 1/13/1999                      14,902,892
  25,000,000 Associates Corp. of North America, 5.223%,
             1/19/1999                                               24,824,757
                                                                   ------------
               Total                                                 39,727,649
                                                                   ------------




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 (a) Commercial Paper--continued
             Industrial Services--7.9%
 $20,000,000 Exxon Imperial U.S., Inc., 5.371%, 12/3/1998         $ 19,994,100
  12,500,000 Rio Tinto America, Inc., 5.501%, 12/4/1998             12,494,344
  20,000,000 Texaco, Inc., 5.064%, 1/20/1999                        19,861,111
                                                                  ------------
               Total                                                52,349,555
                                                                  ------------
             Utilities-Electric--4.5%
  30,000,000 General Electric Co., 4.960%-5.073%, 2/18/1999-
             5/12/1999                                              29,563,072
                                                                  ------------
               Total Commercial Paper                              176,322,598
                                                                  ------------
 (a) Government Agencies--11.7%
  35,000,000 Federal National Mortgage Association, Discount
             Notes,
             4.490%-5.300%, 1/19/1999-10/28/1999                    34,066,131
  45,000,000 Federal Home Loan Bank System, Discount Notes,
             4.470%-4.490%, 4/14/1999-10/29/1999                    43,757,714
                                                                  ------------
               Total Government Agencies                            77,823,845
                                                                  ------------
 (b) Repurchase Agreements--20.7%
  60,000,000 First Boston, 5.380%, dated 11/30/1998, due
             12/1/1998                                              60,000,000
  77,406,790 Merrill Lynch, Pierce, Fenner and Smith, 5.350%,
             dated 11/30/1998, due 12/1/1998                        77,406,790
                                                                  ------------
               Total Repurchase Agreements                         137,406,790
                                                                  ------------
               Total Investments, at amortized cost and value (c) $661,448,311
                                                                  ------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($663,409,795) at November 30, 1998.

The following acronym is used throughout this portfolio:

PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Investments in repurchase agreements                                  $137,406,790
Investments in securities                                              524,041,521
                                                                      ------------
Total investments in securities, at amortized cost and value                         $661,448,311
Income receivable                                                                       4,766,198
Receivable for shares sold                                                                  5,013
                                                                                     ------------
  Total assets                                                                        666,219,522
Liabilities:
Payable for shares redeemed                                                  1,367
Income distribution payable                                              2,408,101
Accrued expenses                                                           400,259
                                                                      ------------
  Total liabilities                                                                     2,809,727
                                                                                     ------------
Net Assets for 663,409,795 shares outstanding                                        $663,409,795
                                                                                     ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: $181,281,894 / 181,281,894 shares outstanding                         $1.00
                                                                                     ------------
Investment Shares: $482,127,901 / 482,127,901 shares outstanding                            $1.00
                                                                                     ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                               $31,866,868
Expenses:
Investment advisory fee                                   $ 2,852,311
Administrative personnel and services fee                     538,074
Custodian fees                                                 94,481
Transfer and dividend disbursing agent fees and expenses          638
Directors'/Trustees' fees                                      16,681
Auditing fees                                                  15,637
Legal fees                                                      4,323
Portfolio accounting fees                                       1,479
Distribution services fee--Investment Shares                1,569,775
Share registration costs                                       73,161
Printing and postage                                           33,712
Insurance premiums                                              5,501
Miscellaneous                                                  23,919
                                                          -----------
  Total expenses                                            5,229,692
Waiver of investment advisory fee                          (1,483,247)
                                                          -----------
   Net expenses                                                          3,746,445
                                                                       -----------
    Net investment income                                              $28,120,423
                                                                       -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                       Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                                  -----------------------------
                                                      1998           1997
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                             $  28,120,423  $  21,288,643
                                                  -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                                (9,265,013)    (8,124,369)
 Investment Shares                                  (18,855,410)   (13,164,274)
                                                  -------------  -------------
  Change in net assets resulting from
  distributions to shareholders                     (28,120,423)   (21,288,643)
                                                  -------------  -------------
Share Transactions--
Proceeds from sale of shares                        958,837,233    654,823,654
Net asset value of shares issued to shareholders
in payment of distributions declared                    568,444         51,644
Cost of shares redeemed                            (773,913,879)  (542,967,934)
                                                  -------------  -------------
  Change in net assets resulting from share
  transactions                                      185,491,798    111,907,364
                                                  -------------  -------------
    Change in net assets                            185,491,798    111,907,364
Net Assets:
Beginning of period                                 477,917,997    366,010,633
                                                  -------------  -------------
End of period                                     $ 663,409,795  $ 477,917,997
                                                  -------------  -------------

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                             Year Ended November 30,
                               -------------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.06      0.04
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.06)    (0.04)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                  5.33%     5.37%     5.25%     5.75%     3.77%
Ratios to average net assets
 Expenses                          0.38%     0.38%     0.37%     0.38%     0.38%
 Net investment income             5.20%     5.24%     5.14%     5.61%     3.74%
 Expense waiver/reimbursement
 (b)                               0.26%     0.28%     0.32%     0.34%     0.40%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $181,282  $157,438  $135,748  $126,042  $129,233

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                             Year Ended November 30,
                               -------------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.05      0.03
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.05)    (0.03)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                   4.92%     4.95%     4.83%     5.40%     3.46%
Ratios to average net assets
 Expenses                          0.78%     0.78%     0.77%     0.72%     0.68%
 Net investment income             4.80%     4.85%     4.74%     5.27%     3.44%
 Expense waiver/reimbursement
 (b)                               0.26%     0.28%     0.32%     0.40%     0.50%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $482,128  $320,480  $230,263  $165,636   $56,105

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                         Notes to Financial Statements

                               November 30, 1998

1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of fourteen portfolios. The financial statements included herein are only those of Wachovia Money Market Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act. The investment objective of the Fund is to provide income consistent with stability of principal and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

  Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

  amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At November 30, 1998, capital paid-in aggregated
$663,409,795.

Transactions in shares were as follows:

                                                    Year Ended November 30,
                                                 ---------------------------
                                                     1998          1997
----------------------------------------------------------------------------
Institutional Shares
Shares sold                                       369,619,728   266,957,724
Shares redeemed                                  (345,776,210) (245,267,123)
                                                 ------------  ------------
  Net change resulting from Institutional Shares
  transactions                                     23,843,518    21,690,601
                                                 ------------  ------------

                                                     Year Ended November 30,
                                                  ---------------------------
                                                      1998          1997
-----------------------------------------------------------------------------
Investment Shares
Shares sold                                        589,217,508   387,865,930
Shares issued to shareholders in payment of
distributions declared                                 568,441        51,644
Shares redeemed                                   (428,137,669) (297,700,811)
                                                  ------------  ------------
  Net change resulting from Investment Shares
  transactions                                     161,648,280    90,216,763
                                                  ------------  ------------
    Net change resulting from Shares transactions  185,491,798   111,907,364
                                                  ------------  ------------

4. Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Wachovia Asset Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion anytime after January 31, 2000.

Administrative Fee--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Cash Money Market Fund) and the Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee. Prior to December 4, 1997, the administrative fee during any fiscal year for the funds aggregated at least $75,000. After that date, FServ ceased imposing a minimum administrative fee.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

Portfolio Accounting Fees--FServ, through its subsidiary FSSC, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Wachovia Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

5. Year 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
THE WACHOVIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Money Market Fund (one of the portfolios constituting The Wachovia Funds) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund of The Wachovia Funds at November 30, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers

James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Peter J. Germain
                                            Secretary
                                          Gail Cagney
                                            Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its investment objective and policies, management fees, expenses and other information.





                                                                 Cusip 929901106
Federated Securities Corp., Distributor                          Cusip 929901205

831-16 (1/99)                                                   G01512-05 (1/99)




                          WACHOVIA MONEY MARKET FUND

                              WACHOVIA TAX-FREE
                              MONEY MARKET FUND

                            WACHOVIA U.S. TREASURY
                              MONEY MARKET FUND

                              INVESTMENT SHARES



                                Annual Report
                              November 30, 1998






                                                                 [WACHOVIA LOGO]




                           Wachovia Money Market Fund
                            Portfolio of Investments

                               November 30, 1998

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (a) Bank Notes--9.8%
             Banking & Finance--9.8%
 $25,000,000 First National Bank of Chicago, 5.000%, 2/24/1999     $ 25,000,581
  15,000,000 Lasalle National Bank, Chicago, 5.200%, 1/12/1999       15,000,172
  25,000,000 NationsBank, NA, 5.440%, 12/9/1998                      25,000,000
                                                                   ------------
             Total Bank Notes                                        65,000,753
                                                                   ------------
 (a) Bankers' Acceptance--1.5%
  10,000,000 SunTrust Bank, Atlanta, 5.130%, 2/5/1999                 9,905,950
                                                                   ------------
 (a) Time Deposits--3.0%
             Banking--3.0%
  20,000,000 First Union National Bank, Charlotte, N.C., 5.080%,
             12/01/1998                                              20,000,000
                                                                   ------------
 (a) Certificates of Deposit--26.4%
  15,000,000 Bank of America, Canada, 5.510%, 12/17/1998             15,000,000
  25,000,000 CIBC Bank, NY, 5.710%, 6/21/1999                        24,994,700
  15,000,000 Credit Suisse First Boston, 5.910%, 12/2/1998           15,000,000
  25,000,000 Mellon Bank, NA, 5.200%, 2/16/1999                      25,001,576
  20,000,000 National Westminster Bank, PLC, London, 5.690%,
             3/10/1999                                               19,997,401
  20,000,000 Rabobank Nederland, Utrecht, 5.300%, 2/23/1999          20,000,000
  20,000,000 Toronto Dominion Holdings (USA), Inc., 5.620%,
             1/6/1999                                                20,000,000
  15,000,000 Union Bank of Switzerland, Zurich, 5.750%,
             8/17/1999                                               14,994,385
  20,000,000 Westdeutsche Landesbank Girozentrale, 5.630%,
             1/28/1999                                               20,000,313
                                                                   ------------
             Total Certificates of Deposit                          174,988,375
                                                                   ------------
 (a) Commercial Paper--26.6%
             Chemical & Allied Products--1.5%
  10,000,000 Du Pont (E.I.) de Nemours & Co., 5.111%, 3/9/1999        9,863,072
                                                                   ------------
             Consumer Non-Durables--3.0%
  20,000,000 Coca-Cola Co., 5.423%, 12/10/1998                       19,973,250
                                                                   ------------
             Finance--Automotive--3.7%
  25,000,000 Ford Motor Credit Corp., 5.101%, 1/14/1999              24,846,000
                                                                   ------------
             Finance--Commercial--6.0%
  15,000,000 AI Credit Corp., 5.597%, 1/13/1999                      14,902,892
  25,000,000 Associates Corp. of North America, 5.223%,
             1/19/1999                                               24,824,757
                                                                   ------------
             Total                                                   39,727,649
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 (a) Commercial Paper--continued
             Industrial Services--7.9%
 $20,000,000 Exxon Imperial U.S., Inc., 5.371%, 12/3/1998         $ 19,994,100
  12,500,000 Rio Tinto America, Inc., 5.501%, 12/4/1998             12,494,344
  20,000,000 Texaco, Inc., 5.064%, 1/20/1999                        19,861,111
                                                                  ------------
             Total                                                  52,349,555
                                                                  ------------
             Utilities-Electric--4.5%
  30,000,000 General Electric Co., 4.960%-5.073%, 2/18/1999-
             5/12/1999                                              29,563,072
                                                                  ------------
             Total Commercial Paper                                176,322,598
                                                                  ------------
 (a) Government Agencies--11.7%
  35,000,000 Federal National Mortgage Association, Discount
             Notes,
             4.490%-5.300%, 1/19/1999-10/28/1999                    34,066,131
  45,000,000 Federal Home Loan Bank System, Discount Notes,
             4.470%-4.490%, 4/14/1999-10/29/1999                    43,757,714
                                                                  ------------
             Total Government Agencies                              77,823,845
                                                                  ------------
 (b) Repurchase Agreements--20.7%
  60,000,000 First Boston, 5.380%, dated 11/30/1998, due
             12/1/1998                                              60,000,000
  77,406,790 Merrill Lynch, Pierce, Fenner and Smith, 5.350%,
             dated 11/30/1998, due 12/1/1998                        77,406,790
                                                                  ------------
             Total Repurchase Agreements                           137,406,790
                                                                  ------------
             Total Investments, at amortized cost and value (c)   $661,448,311
                                                                  ------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($663,409,795) at November 30, 1998.

The following acronym is used throughout this portfolio:
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Investments in repurchase agreements                               $137,406,790
Investments in securities                                           524,041,521
                                                                  -------------
Total investments in securities, at amortized cost and value                          $661,448,311
Income receivable                                                                        4,766,198
Receivable for shares sold                                                                   5,013
                                                                                      ------------
  Total assets                                                                         666,219,522
Liabilities:
Payable for shares redeemed                                               1,367
Income distribution payable                                           2,408,101
Accrued expenses                                                        400,259
                                                                  -------------
  Total liabilities                                                                     2,809,727
                                                                                     ------------
Net Assets for 663,409,795 shares outstanding                                        $663,409,795
                                                                                     ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: $181,281,894 divide 181,281,894 shares outstanding                    $1.00
                                                                                     ------------
Investment Shares: $482,127,901 divide 482,127,901 shares outstanding                       $1.00
                                                                                     ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                      $31,866,868
Expenses:
Investment advisory fee                          $ 2,852,311
Administrative personnel and services fee            538,074
Custodian fees                                        94,481
Transfer and dividend disbursing agent fees and
expenses                                                 638
Directors'/Trustees' fees                             16,681
Auditing fees                                         15,637
Legal fees                                             4,323
Portfolio accounting fees                              1,479
Distribution services fee--Investment Shares       1,569,775
Share registration costs                              73,161
Printing and postage                                  33,712
Insurance premiums                                     5,501
Miscellaneous                                         23,919
                                                 -----------
  Total expenses                                   5,229,692
Waiver of investment advisory fee                 (1,483,247)
                                                 -----------
   Net expenses                                                 3,746,445
                                                              -----------
    Net investment income                                     $28,120,423
                                                              -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                       Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                                  -----------------------------
                                                      1998           1997
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                             $  28,120,423  $  21,288,643
                                                  -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                                (9,265,013)    (8,124,369)
 Investment Shares                                  (18,855,410)   (13,164,274)
                                                  -------------  -------------
  Change in net assets resulting from
  distributions to shareholders                     (28,120,423)   (21,288,643)
                                                  -------------  -------------
Share Transactions--
Proceeds from sale of shares                        958,837,233    654,823,654
Net asset value of shares issued to shareholders
in payment of distributions declared                    568,444         51,644
Cost of shares redeemed                            (773,913,879)  (542,967,934)
                                                  -------------  -------------
  Change in net assets resulting from share
  transactions                                      185,491,798    111,907,364
                                                  -------------  -------------
    Change in net assets                            185,491,798    111,907,364
Net Assets:
Beginning of period                                 477,917,997    366,010,633
                                                  -------------  -------------
End of period                                     $ 663,409,795  $ 477,917,997
                                                  -------------  -------------

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                         Year Ended November 30,
                                   ---------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.05      0.03
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.05)    (0.03)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                   4.92%     4.95%     4.83%     5.40%     3.46%
Ratios to average net assets
 Expenses                          0.78%     0.78%     0.77%     0.72%     0.68%
 Net investment income             4.80%     4.85%     4.74%     5.27%     3.44%
 Expense waiver/reimbursement
 (b)                               0.26%     0.28%     0.32%     0.40%     0.50%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $482,128  $320,480  $230,263  $165,636   $56,105

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                         Year Ended November 30,
                                   ---------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.06      0.04
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.06)    (0.04)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                  5.33%     5.37%     5.25%     5.75%     3.77%
Ratios to average net assets
 Expenses                          0.38%     0.38%     0.37%     0.38%     0.38%
 Net investment income             5.20%     5.24%     5.14%     5.61%     3.74%
 Expense waiver/reimbursement
 (b)                               0.26%     0.28%     0.32%     0.34%     0.40%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $181,282  $157,438  $135,748  $126,042  $129,233

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Portfolio of Investments

                               November 30, 1998

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--95.7%
             Alabama--9.4%
 $ 2,260,000 Alabama HFA, Refunding Revenue Bonds (Series B)
             Weekly VRDNs                                          $  2,260,000
   1,000,000 Birmingham, AL, (Series A) Weekly VRDNs (First
             Alabama Bank, Memphis LOC)                               1,000,000
   3,320,000 Birmingham, AL, GO (Series 1992A) Weekly VRDNs
             (Regions Bank, Alabama LOC)                              3,320,000
  21,000,000 Daphne-Villa Mercy, AL Special Care Facilities,
             Health, Hospital, Nursing Home Improvement Revenue
             Bonds Weekly VRDNs (Mercy Medical Center)/(Amsouth
             Bancorporation LOC)                                     21,000,000
  10,300,000 The Board of Trustees of the University of Alabama,
             University & College Improvements (Series B) Weekly
             VRDNs                                                   10,300,000
     390,000 Tuscaloosa County, AL Port Authority, (Series
             1989A) Weekly VRDNs (Capstone Hotel
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)         390,000
                                                                   ------------
             Total                                                   38,270,000
                                                                   ------------
             Alaska--2.7%
  10,900,000 Alaska State Housing Finance Corp., Revenue Bonds
             (Series 1991C) Weekly VRDNs (Swiss Bank Capital
             Markets LOC)                                            10,900,000
                                                                   ------------
             Arizona--3.9%
   9,500,000 Arizona School District, (Series A), 4.10% TANs,
             7/30/1999                                                9,541,833
   6,400,000 Phoenix, AZ, GO UT Bonds Daily VRDNs                     6,400,000
                                                                   ------------
             Total                                                   15,941,833
                                                                   ------------
             Florida--7.0%
   5,000,000 Broward County, FL HFA, Revenue Bonds Weekly VRDNs
             (Welleby Apartments)                                     5,000,000
   6,600,000 Collier County, FL HFA, Multi-Family Revenue Bonds
             (Series 1985) Weekly VRDNs (River Reach Project)         6,600,000
   1,700,000 Escambia County, FL Health Facilities Authority,
             IDR Bonds (Series A) Monthly VRDNs (Florida
             Convalescent Centers Inc.)/(Toronto-Dominion Bank
             LOC)                                                     1,700,000
   1,895,000 Eustis Health Facilities Authority, FL, (Series
             1985) Weekly VRDNs (Waterman Medical
             Center)/(Paribas, Paris LOC)                             1,895,000
     650,000 Polk County, FL IDA, Refunding Revenue Bonds
             Monthly VRDNs (Florida Convalescent Centers
             Inc.)/(Toronto-Dominion Bank LOC)                          650,000
 $ 1,000,000 Polk County, FL IDA, Refunding Revenue Bonds Weekly
             VRDNs (IMC Fertilizer, Inc. Project)/(Rabobank
             Nederland, Utrecht LOC)                               $  1,000,000
   4,600,000 Southeast Volusia Hospital District, Revenue Bonds
             (Series 1995) Weekly VRDNs (Bert Fish Medical
             Center (FL))/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                          4,600,000
   7,000,000 St. Lucie County, FL PCR, 3.45% CP (Florida Power &
             Light Co.), Mandatory Tender 12/3/1998                   7,000,000
                                                                   ------------
             Total                                                   28,445,000
                                                                   ------------
             Georgia--6.4%
   5,000,000 De Kalb Private Hospital Authority, GA Weekly VRDNs
             (Egleston Children's Hospital)/(SunTrust Bank,
             Atlanta LOC)                                             4,999,999
   8,600,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series B) Weekly VRDNs
             (Emory University)/ (SunTrust Bank, Atlanta LOC)         8,600,000
   5,760,000 Georgia State, GO UT (Series C), 6.25% Bonds,
             8/1/1999                                                 5,860,233
   2,500,000 Georgia State, GO UT (Series E), 6.70% Bonds,
             7/1/1999                                                 2,543,812
   2,900,000 Lowndes County, GA Residential Care Facilities for
             the Elderly Authority Weekly VRDNs (South Georgia
             Health Alliance Project)                                 2,900,000
     915,000 Macon-Bibb County, GA Urban Development Authority,
             Refunding Revenue Bonds (Series 1995) Weekly VRDNs
             (Macon Hotel Investors Project)/(NBD Bank, Michigan
             LOC)                                                       915,000
     500,000 Monroe County, GA Development Authority IDRB,
             Refunding Revenue Bonds Weekly VRDNs (Forsyth Inns,
             Inc.)/(NBD Bank, Michigan LOC)                             500,000
                                                                   ------------
             Total                                                   26,319,044
                                                                   ------------
             Hawaii--1.6%
   6,320,000 Hawaii State, GO UT (Series CJ), 5.50% Bonds,
             1/1/1999                                                 6,330,776
                                                                   ------------
             Illinois--10.8%
   1,500,000 Chicago, IL, Series B Weekly VRDNs (Canadian
             Imperial Bank of Commerce, Toronto LOC)                  1,500,000
  11,900,000 Illinois Development Finance Authority Weekly VRDNs     11,900,000
     740,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Aurora Central Catholic High
             School)/(Northern Trust Corp. LOC)                         740,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Illinois--continued
 $ 1,000,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Lake Forest Academy)/(Northern
             Trust Corp. LOC)                                      $  1,000,000
   1,155,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Little City
             Foundation)/(Lasalle National Bank, Chicago LOC)         1,155,000
   3,800,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Ignatius College)/(Northern
             Trust Corp. LOC)                                         3,800,000
   1,625,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Paul's House)/(Lasalle
             National Bank, Chicago LOC)                              1,625,000
   4,500,000 Illinois Development Finance Authority, Series A
             Weekly VRDNs (Presbyterian Home Lake)/(Lasalle
             National Bank, Chicago LOC)                              4,500,000
   3,000,000 Illinois State Toll Highway Authority, (Series
             1993B) Weekly VRDNs (MBIA Insurance Corporation
             INS)/(Societe Generale, Paris LIQ)/(Societe
             Generale, Paris LOC)                                     3,000,000
   8,200,000 Illinois State, GO UT, 5.00% Bonds, 4/1/1999             8,233,231
   5,600,000 Jackson-Union Counties, IL Regional Port District
             Facilities Weekly VRDNs (Enron Transportation
             Services)                                                5,600,000
   1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue
             Bonds Weekly VRDNs (Lasalle National Corp. LOC)          1,000,000
                                                                   ------------
             Total                                                   44,053,231
                                                                   ------------
             Indiana--0.2%
     800,000 Indianapolis, IN, Multi-Family Housing Refunding
             Revenue Bonds Weekly VRDNs (Canal Square)                  800,000
                                                                   ------------
             Kentucky--0.9%
   3,100,000 Clark County, KY, (Series J2) VRDNs (East Kentucky
             Power Cooperative, Inc.)/(National Rural Utilities
             Cooperative Finance Corp. GTD)                           3,100,000
     600,000 Georgetown, KY Educational Institution, Revenue
             Bonds Weekly VRDNs (Georgetown College)                    600,000
                                                                   ------------
             Total                                                    3,700,000
                                                                   ------------
             Louisiana--4.8%
   1,700,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs
             (Citgo Petroleum Corp.)                                  1,700,000
   2,800,000 Lake Charles, LA Harbor & Terminal District,
             Revenue Bonds Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Louisiana--continued
 $14,900,000 Louisiana PFA, (Series E) Weekly VRDNs (Sisters of
             Charity Health Care System)/(Credit Suisse Group
             SA)                                                   $ 14,900,000
                                                                   ------------
             Total                                                   19,400,000
                                                                   ------------
             Massachusetts--5.0%
  20,000,000 Commonwealth of Massachusetts, (Series B) Weekly
             VRDNs (Toronto-Dominion Bank LOC)                       20,000,000
     100,000 Massachusetts HEFA, (Series P-1) Weekly VRDNs
             (Partners Healthcare Systems)/(FSA SA)                     100,000
     400,000 Massachusetts Municipal Wholesale Electric Company,
             Power Supply System Revenue Bonds (1994 Series C)
             Weekly VRDNs (Canadian Imperial Bank of Commerce,
             Toronto LOC)                                               400,000
                                                                   ------------
             Total                                                   20,500,000
                                                                   ------------
             Michigan--0.8%
   3,000,000 Detroit, MI, 7.20% Bonds, 5/1/1999                       3,121,275
                                                                   ------------
             Mississippi--0.8%
   2,340,000 Jackson County, MS, 3.55% TOBs (Chevron Corp. GTD)
             2/1/1999                                                 2,340,000
   1,000,000 Perry County, MS Industrial Revenue, Revenue Bonds
             Weekly VRDNs (Leaf River Forest Project)                 1,000,000
                                                                   ------------
             Total                                                    3,340,000
                                                                   ------------
             Missouri--0.4%
   1,800,000 Kansas City, MO IDA, IDRB Weekly VRDNs (Mid-
             American Health Services)                                1,800,000
                                                                   ------------
             New Jersey--0.7%
   3,000,000 New Jersey State, GO UT Revenue Bonds (Series C),
             6.50% Bonds (United States Treasury PRF), 1/15/1999      3,012,646
                                                                   ------------
             New Mexico--1.7%
   7,000,000 New Mexico State, 4.25% TRANs, 6/30/1999                 7,025,390
                                                                   ------------
             New York--2.3%
   4,000,000 New York City, NY, (Subseries B-4) Daily VRDNs
             (MBIA Insurance Corporation INS)/(National
             Westminster Bank, PLC, London LIQ)                       4,000,000
   1,300,000 New York City, NY, GO UT Bonds Daily VRDNs               1,300,000
   2,700,000 New York City, NY, GO UT Refunding Bonds (Subseries
             E3) Daily VRDNs (Morgan Guaranty Trust Co., New
             York LOC)                                                2,700,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

 Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
            New York--continued
 $1,500,000 New York City, NY, Subseries E-2 Daily VRDNs (Morgan
            Guaranty Trust Co., New York LOC)                      $  1,500,000
                                                                   ------------
            Total                                                     9,500,000
                                                                   ------------
            North Carolina--3.2%
  1,500,000 Alamance County, NC Industrial Facilities &
            Pollution Control Financing Authority, Revenue Bonds
            Weekly VRDNs (SCI Systems, Inc.)                          1,500,000
  2,000,000 North Carolina Educational Facilities Finance Agency
            Weekly VRDNs (Gardner Webb University)/(First Union
            National Bank, Charlotte, N.C. LOC)                       2,000,000
  9,700,000 North Carolina Medical Care Commission, Revenue
            Bonds (Series A) Weekly VRDNs (Pooled Financing
            Program)/(Nationsbank, N.A., Charlotte LOC)               9,700,000
                                                                   ------------
            Total                                                    13,200,000
                                                                   ------------
            Ohio--4.4%
    945,000 Centerville, OH, Health Care Revenue Bonds Weekly
            VRDNs (Bethany Lutheran Village)/(PNC Bank, Ohio,
            N.A. LOC)                                                   945,000
  2,000,000 Columbus, OH, GO UT (Series 1) Weekly VRDNs               2,000,000
 10,000,000 Lorain County, OH, (Series A), 2.95% CP, Mandatory
            Tender 2/4/1999                                          10,000,000
  5,000,000 Lorain County, OH, (Series A), 3.55% CP, Mandatory
            Tender 12/8/1998                                          5,000,000
                                                                   ------------
            Total                                                    17,945,000
                                                                   ------------
            Oklahoma--0.3%
  1,250,000 Oklahoma State Turnpike Authority, Revenue Refunding
            Bonds, 7.875% Bonds (United States Treasury PRF),
            1/1/1999                                                  1,255,959
                                                                   ------------
            Oregon--4.8%
 10,000,000 Multnomah County, OR, Cash Flow Management Revenue
            Notes, 4.50% TRANs, 6/30/1999                            10,053,012
  5,000,000 Oregon State, (Series 73F) Weekly VRDNs (Morgan
            Guaranty Trust Co., New York LOC)                         5,000,000
  4,400,000 Oregon State, Veteran's Welfare Bonds (Series 73E)
            Weekly VRDNs (Morgan Guaranty Trust Co., New York
            LOC)                                                      4,400,000
                                                                   ------------
            Total                                                    19,453,012
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Pennsylvania--1.9%
 $ 4,900,000 Allegheny County, PA IDA, Revenue Bonds (Series A)
             Weekly VRDNs (United Jewish Federation of Greater
             Pittsburgh VRDB)/(PNC Bank, N.A. LOC)                 $  4,900,000
   3,000,000 Philadelphia, PA School District, (Series B), 4.25%
             TRANs (PNC Bank, N.A. LOC), 6/30/1999                    3,000,000
                                                                   ------------
             Total                                                    7,900,000
                                                                   ------------
             South Carolina--1.0%
   4,000,000 South Carolina State, GO UT (Series B), 5.75%
             Bonds, 8/1/1999                                          4,056,871
                                                                   ------------
             Tennessee--5.3%
   4,250,000 Clarksville, TN Public Building Authority,
             Adjustable Rate Pooled Financing Revenue Bonds
             (Series 1997) Weekly VRDNs (Tennessee Municipal
             Bond Fund)/(Nationsbank, N.A., Charlotte LOC)            4,250,000
   1,300,000 Clarksville, TN Public Building Authority, Public
             Improvement Revenue Bonds Weekly VRDNs                   1,300,000
   2,070,000 Metropolitan Government Nashville & Davidson
             County, TN HEFA, Refunding Revenue Bonds Weekly
             VRDNs (West Meade Place Project)/(NationsBank,
             South LOC)                                               2,070,000
   3,000,000 Metropolitan Government Nashville & Davidson
             County, TN IDB, Multi-Family Housing Revenue Bonds
             (Series B) Weekly VRDNs (Arbor Crest L.P.)/(Chase
             Manhattan Bank N.A., New York and Lasalle National
             Corp. LOCs)                                              3,000,000
   4,600,000 Metropolitan Nashville Tennessee AA, (Series 1993)
             Weekly VRDNs (FGIC INS)/(Societe Generale, Paris
             LIQ)/(Societe Generale, Paris LOC)                       4,600,000
   2,000,000 Montgomery County, TN Public Building Authority
             Weekly VRDNs                                             2,000,000
   4,220,000 Tennessee State, GO UT, 5.00% Bonds, 5/1/1999            4,244,597
                                                                   ------------
             Total                                                   21,464,597
                                                                   ------------
             Texas--7.2%
  15,000,000 Houston, TX, Revenue Notes, 4.25% TRANs, 6/30/1999      15,061,120
  10,600,000 Lower Neches Valley, TX, Refunding Revenue Bonds,
             3.45% TOBs (Chevron U.S.A., Inc.), Optional Tender
             2/16/1999                                               10,600,000
   3,900,000 Richardson, TX Independent School District, (Series
             A) Weekly VRDNs (PSFG GTD)/(Union Bank of
             Switzerland, Zurich SA)                                  3,900,000
                                                                   ------------
             Total                                                   29,561,120
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Shares or
  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Virginia--2.3%
 $ 9,300,000 Roanoke, VA IDA, (Series B) Daily VRDNs (Carillion
             Health System)                                        $  9,300,000
                                                                   ------------
             Washington--4.6%
   9,190,000 Port Anacortes, WA Industrial Development Corp.
             VRDNs (Texaco, Inc.)                                     9,190,000
   9,800,000 Washington Health Care Facilities Authority,
             Variable Rate Demand Revenue Bonds (Series 1997B)
             Daily VRDNs (Virginia Mason Medical Center)/(MBIA
             Insurance Corporation INS)/(Credit Suisse First
             Boston LIQ)                                              9,800,000
                                                                   ------------
             Total                                                   18,990,000
                                                                   ------------
             Wisconsin--1.3%
   5,300,000 Wisconsin Health and Educational Facilities
             Authority, Revenue Bonds (Series 1994) Weekly VRDNs
             (Felician Health Care, Inc. Project)/(Lasalle
             National Bank, Chicago LOC)                              5,300,000
                                                                   ------------
             Total Short-Term Municipals                            390,885,754
                                                                   ------------
 Mutual Funds--4.1%
   4,584,366 AIM Global Management Short Term Investments Money
             Market Fund                                              4,584,366
   4,036,063 Dreyfus Tax Exempt Money Market Fund                     4,036,063
   8,089,119 Fidelity Tax Exempt Money Market Fund                    8,089,119
                                                                   ------------
             Total                                                   16,709,548
                                                                   ------------
             Total Investments, at amortized cost and value (a)    $407,595,302
                                                                   ------------

(a) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($408,533,609) at November 30, 1998.
The following acronyms are used throughout this portfolio:

CP--Commercial Paper                       MBIA--Municipal Bond Investors
FGIC--Financial Guaranty Insurance Company       Assurance
FSA--Financial Security Assurance          PCR--Pollution Control Revenue
GO--General Obligation                     PFA--Public Facility Authority
GTD--Guaranty                              PLC--Public Limited Company
HEFA--Health and Education Facilities      PRF--Prerefunded
Authority                                  PSFG--Permanent School Fund
HFA--Housing Finance Authority             Guarantee
IDA--Industrial Development Authority      SA--Support Agreement
IDB--Industrial Development Bond           TANs--Tax Anticipation Notes
IDR--Industrial Development Revenue        TOBs--Tender Option Bonds
IDRB--Industrial Development Revenue Bond  TRANs--Tax and Revenue Anticipation
INS--Insured                               Notes
LIQ--Liquidity Agreement                   UT--Unlimited Tax
LOCs--Letter(s) of Credit                  VRDB--Variable Rate Demand Bond

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Total investments in securities, at
amortized cost and value                $407,595,302
Cash                                       2,459,581
Income receivable                          2,535,974
Receivable for shares sold                 3,525,926
                                        ------------
  Total assets                           416,116,783
Liabilities:
Payable for shares redeemed  $6,254,868
Income distribution payable   1,070,382
Accrued expenses                257,924
                             ----------
  Total liabilities                        7,583,174
                                        ------------
Net Assets for 408,533,609 shares
outstanding                             $408,533,609
                                        ------------
Net Asset Value, Offering Price and
Redemption Proceeds Per Share:
Institutional Shares: ($275,322,445
divide 275,322,445 shares outstanding)         $1.00
                                        ------------
Investment Shares: ($133,211,164 divide
133,211,164 shares outstanding)                $1.00
                                        ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                      $13,049,037
Expenses:
Investment advisory fee                          $ 1,878,120
Administrative personnel and services fee            353,629
Custodian fees                                        68,844
Transfer and dividend disbursing agent fees and
expenses                                               1,813
Directors'/Trustees' fees                             10,673
Auditing fees                                         15,707
Legal fees                                             8,288
Portfolio accounting fees                                885
Distribution services fee--Investment Shares         467,324
Share registration costs                              63,788
Printing and postage                                  29,300
Insurance premiums                                     4,400
Miscellaneous                                         29,038
                                                 -----------
  Total expenses                                   2,931,809
Waiver of investment advisory fee                 (1,562,980)
                                                 -----------
   Net expenses                                                 1,368,829
                                                              -----------
    Net investment income                                     $11,680,208
                                                              -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                       Statement of Changes in Net Assets

                                              Year Ended November 30,
                                            -----------------------------
                                                1998           1997
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $  11,680,208  $   8,457,564
                                            -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                          (8,367,231)    (5,961,634)
 Investment Shares                             (3,312,977)    (2,495,930)
                                            -------------  -------------
  Change in net assets resulting from
  distributions to shareholders               (11,680,208)    (8,457,564)
                                            -------------  -------------
Share Transactions--
Proceeds from sale of shares                  743,274,021    488,064,545
Cost of shares redeemed                      (603,065,021)  (413,538,893)
                                            -------------  -------------
  Change in net assets resulting from share
  transactions                                140,209,000     74,525,652
                                            -------------  -------------
    Change in net assets                      140,209,000     74,525,652
Net Assets:
Beginning of period                           268,324,609    193,798,957
                                            -------------  -------------
End of period                               $ 408,533,609  $ 268,324,609
                                            -------------  -------------

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                           Year Ended November 30,
                                   --------------------------------------------
                                     1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
Net asset value,
beginning of period                  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
Income from investment operations
 Net investment income                 0.03     0.03     0.03     0.03     0.02
Less distributions
 Distributions from net investment
 income                               (0.03)   (0.03)   (0.03)   (0.03)   (0.02)
                                   --------  -------  -------  -------  -------
Net asset value, end of period       $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                   --------  -------  -------  -------  -------
Total return (a)                       2.88%    2.99%    2.83%    3.25%    2.11%
Ratios to average net assets
 Expenses                              0.64%    0.64%    0.69%    0.66%    0.68%
 Net investment income                 2.83%    2.93%    2.84%    3.19%    2.11%
 Expense waiver/ reimbursement (b)     0.41%    0.45%    0.43%    0.52%    0.55%
Supplemental data
 Net assets, end of period
 (000 omitted)                     $133,211  $85,852  $74,922  $55,733  $42,820

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                         Year Ended November 30,
                                ----------------------------------------------
                                  1998      1997      1996     1995     1994
-------------------------------------------------------------------------------
Net asset value,
beginning of period               $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00
Income from investment
operations
 Net investment income              0.03      0.03      0.03     0.04     0.02
Less distributions
 Distributions from net
 investment income                 (0.03)    (0.03)    (0.03)   (0.04)   (0.02)
                                --------  --------  --------  -------  -------
Net asset value, end of period    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                --------  --------  --------  -------  -------
Total return (a)                    3.29%     3.41%     3.24%    3.59%    2.42%
Ratios to average net assets
 Expenses                           0.24%     0.24%     0.29%    0.32%    0.38%
 Net investment income              3.24%     3.34%     3.22%    3.55%    2.41%
 Expense waiver/ reimbursement
 (b)                                0.42%     0.45%     0.43%    0.46%    0.45%
Supplemental data
 Net assets, end of period
 (000 omitted)                  $275,323  $182,473  $118,877  $80,274  $93,867

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                           Portfolio of Investments

                               November 30, 1998

  Principal
    Amount                                                           Value
-------------------------------------------------------------------------------
 U.S. Government Obligations--52.6%
              U.S. Treasury Bills--17.9%
 $120,000,000 12/10/1998-5/27/99                                   $119,082,821
                                                                   ------------
              U.S. Treasury Notes--34.7%
  230,000,000 5.000%-6.500%, 12/31/98-9/30/99                       231,077,689
                                                                   ------------
              Total U.S. Government Obligations                     350,160,510
                                                                   ------------
 (a) Repurchase Agreements--50.4%
  140,000,000 First Boston, 5.380%, dated 11/30/1998, due
              12/1/1998                                             140,000,000
   25,010,560 Goldman Sachs Group, LP, 5.250%, dated 11/30/1998,
              due 12/1/1998                                          25,010,560
   25,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.350%,
              dated 11/30/1998, due 12/1/1998                        25,000,000
  145,000,000 Morgan Stanley Group, Inc., 5.280%, dated
              11/30/1998, due 12/1/1998                             145,000,000
                                                                   ------------
              Total Repurchase Agreements                           335,010,560
                                                                   ------------
              Total Investments, at amortized cost and value (b)   $685,171,070
                                                                   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(b) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($665,309,386) at November 30, 1998.
The following acronym is used throughout this portfolio:
LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Investments in repurchase agreements  $ 335,010,560
Investments in securities               350,160,510
                                      -------------
Total investments in securities, at amortized cost
and value                                           $685,171,070
Income receivable                                      2,750,289
                                                    ------------
  Total assets                                       687,921,359
Liabilities:
Payable for investments purchased        19,962,900
Income distribution payable               2,379,707
Accrued expenses                            269,366
                                      -------------
  Total liabilities                                   22,611,973
                                                    ------------
Net Assets for 665,309,386 shares outstanding       $665,309,386
                                                    ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: ($466,537,916 / 466,537,916
shares outstanding)                                        $1.00
                                                    ------------
Investment Shares: ($198,771,470 / 198,771,470
shares outstanding)                                        $1.00
                                                    ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                      $36,423,632
Expenses:
Investment advisory fee                          $ 3,390,866
Administrative personnel and services fee            641,336
Custodian fees                                       105,317
Transfer and dividend disbursing agent fees and
expenses                                               4,350
Directors'/Trustees' fees                             17,703
Auditing fees                                         15,206
Legal fees                                             3,076
Portfolio accounting fees                              1,211
Distribution services fee--Investment Shares         601,466
Share registration costs                              62,418
Printing and postage                                  30,938
Insurance premiums                                     6,500
Miscellaneous                                         18,444
                                                 -----------
  Total expenses                                   4,898,831
Waiver of investment advisory fee                 (2,669,811)
                                                 -----------
   Net expenses                                                 2,229,020
                                                              -----------
    Net investment income                                     $34,194,612
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                       Statement of Changes in Net Assets

                                                Year Ended November 30,
                                            ---------------------------------
                                                 1998             1997
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    34,194,612  $    30,981,129
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (27,082,585)     (25,449,095)
 Investment Shares                               (7,112,027)      (5,532,034)
                                            ---------------  ---------------
  Change in net assets resulting from
  distributions
  to shareholders                               (34,194,612)     (30,981,129)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  1,496,501,247    1,984,795,509
Net asset value of shares issued to
shareholders in
payment of distributions declared                    27,832               --
Cost of shares redeemed                      (1,459,037,222)  (1,763,619,561)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                   37,491,857      221,175,948
                                            ---------------  ---------------
    Change in net assets                         37,491,857      221,175,948
Net Assets:
Beginning of period                             627,817,529      406,641,581
                                            ---------------  ---------------
End of period                               $   665,309,386  $   627,817,529
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                               Year Ended November 30,
                                  ----------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.04      0.05      0.03
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.04)    (0.05)    (0.03)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                   4.83%     4.89%     4.77%     5.30%     3.39%
Ratios to average net assets
 Expenses                          0.63%     0.64%     0.70%     0.66%     0.66%
 Net investment income             4.74%     4.80%     4.68%     5.21%     3.42%
 Expense waiver/reimbursement
 (b)                               0.40%     0.41%     0.39%     0.46%     0.61%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $198,771  $117,495  $104,336   $81,739   $46,396

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                           Year Ended November 30,
                                -----------------------------------------------
                             1998      1997      1996      1995     1994
-------------------------------------------------------------------------------
Net asset value,
beginning of period          $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
Income from investment
operations
 Net investment income         0.05      0.05      0.05      0.06     0.04
Less distributions
 Distributions from net
 investment income            (0.05)    (0.05)    (0.05)    (0.06)   (0.04)
                           --------  --------  --------  --------  -------  ---
Net asset value, end of
period                       $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
                           --------  --------  --------  --------  -------  ---
Total return (a)               5.25%     5.31%     5.18%     5.66%    3.70%
Ratios to average net
assets
 Expenses                      0.24%     0.24%     0.30%     0.32%    0.36%
 Net investment income         5.15%     5.20%     5.07%     5.54%    3.72%
 Expense
 waiver/reimbursement (b)      0.40%     0.41%     0.39%     0.40%    0.51%
Supplemental data
 Net assets, end of period
 (000 omitted)             $466,538  $510,323  $302,306  $214,356  $87,531

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
                    Combined Notes to Financial Statements

                               November 30, 1998

1. Organization
The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of fourteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

           Portfolio                           Investment Objective
---------------------------------------------------------------------------------
  Wachovia Money Market Fund           To provide current income consistent with
   ("Money Market Fund")               stability of principal and liquidity.
---------------------------------------------------------------------------------
  Wachovia Tax-Free Money Market Fund  To provide current income exempt from
   ("Tax-Free Fund")                   federal regular income tax consistent with
                                       stability of principal and liquidity.
---------------------------------------------------------------------------------
  Wachovia U.S. Treasury Money Market  To provide current income consistent with
   Fund ("U.S. Treasury Fund")         stability of principal and liquidity.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.
The Funds offer two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
  Investment Valuations--The Funds' use the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.
  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.
  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.
  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.
  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
  Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At November 30, 1998, capital paid-in aggregated
$663,409,795, $408,533,609 and $665,309,386 for Money Market Fund, Tax-Free
Fund, and U.S. Treasury Fund, respectively.
Transactions in shares were as follows:

                             Money Market Fund             Tax-Free Fund              U.S. Treasury Fund
                         --------------------------  --------------------------  ------------------------------
                          Year Ended November 30,     Year Ended November 30,       Year Ended November 30,
                             1998          1997          1998          1997           1998            1997
----------------------------------------------------------------------------------------------------------------
Institutional Shares
-----------------------
Shares sold               369,619,728   266,957,724   367,947,784   253,485,355   1,162,773,272   1,734,312,598
Shares redeemed          (345,776,210) (245,267,123) (275,098,274) (189,889,011) (1,206,558,183) (1,526,295,637)
-----------------------  ------------  ------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Institutional
 Shares transactions       23,843,518    21,690,601    92,849,510    63,596,344     (43,784,911)    208,016,961
                         ------------  ------------  ------------  ------------  --------------  --------------
Investment Shares
-----------------------
Shares sold               589,217,508   387,865,930   375,326,237   234,579,190     333,727,978     250,482,911
Shares issued to
shareholders in payment
of distributions
declared                      568,441        51,644            --            --          27,829              --
Shares redeemed          (428,137,669) (297,700,811) (327,966,747) (223,649,882)   (252,479,039)   (237,323,924)
-----------------------  ------------  ------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Investment Shares
 transactions             161,648,280    90,216,763    47,359,490    10,929,308      81,276,768      13,158,987
                         ------------  ------------  ------------  ------------  --------------  --------------
Net change resulting
from share transactions   185,491,798   111,907,364   140,209,000    74,525,652      37,491,857     221,175,948
                         ------------  ------------  ------------  ------------  --------------  --------------

4. Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion anytime after January 31, 2000.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Money Market Fund) and The Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee. Prior to December 4, 1997, the administrative fee during any fiscal year for the Funds aggregated at least $75,000. After that date, FServ ceased imposing a minimum administrative fee. Distribution Services Fee--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.
Transfer Agent and Dividend Disbursing Agent Fees--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.
Portfolio Accounting Fees--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.
Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.
General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

5. Year 2000 (Unaudited)
Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors
To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers
James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Peter J. Germain
                                            Secretary
                                          Gail Cagney
                                            Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contain facts concerning their investment objectives and policies, management fees, expenses and other information.





                                                               Cusip 929901106
                                                               Cusip 929901203
                                                               Cusip 929901304
                                                               Cusip 929901403
Federated Securities Corp., Distributor                        Cusip 929901833
                                                               Cusip 929901825
831-21 (1/99)
                                                              G01512-16 (1/99)



                             WACHOVIA PRIME CASH
                               MANAGEMENT FUND

                              WACHOVIA TAX-FREE
                              MONEY MARKET FUND

                            WACHOVIA U.S. TREASURY
                              MONEY MARKET FUND

                             INSTITUTIONAL SHARES






                                Annual Report
                              November 30, 1998






                                                                 [WACHOVIA LOGO]




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                            Portfolio of Investments

                               November 30, 1998

  Principal
    Amount                                                           Value
-------------------------------------------------------------------------------
 (a)Bank Notes--9.2%
 $ 58,500,000 First Chicago Bank, 5.050% - 5.620%, 1/11/1999 -
              2/10/1999                                          $   58,500,747
   80,000,000 Lasalle National Bank, Chicago, 5.070% - 5.200%,
              1/6/1999 - 1/27/1999                                   80,000,534
   30,000,000 NationsBank NA, 5.440%, 12/9/1998                      30,000,000
                                                                 --------------
              Total Bank Notes                                      168,501,281
                                                                 --------------
 (a)Time Deposit--2.7%
   50,000,000 Citibank, Toronto, 5.580%, 12/7/1998                   50,000,000
                                                                 --------------
 (a)Certificates of Deposit--28.7%
   30,000,000 Barclays Bank PLC, London, 5.100%, 2/24/1999           30,000,699
   50,000,000 Barclays Bank PLC, London, 5.630%, 12/7/1998           50,000,081
   40,000,000 Bank of America, Canada, 5.510%, 12/17/1998            40,000,000
   35,000,000 Canadian Imperial Bank of Commerce, Toronto,
              5.250%, 12/1/1998                                      35,000,000
   14,750,000 CIBC Bank, NY, 5.250%, 2/10/1999                       14,745,452
   35,000,000 Credit Suisse First Boston, 5.910%, 12/2/1998          35,000,000
   25,000,000 First Chicago NBD Bank, NA, 5.390%, 1/20/1999          25,000,000
   45,000,000 First Union National Bank, Charlotte, N.C.,
              4.920%, 11/18/1999                                     45,000,000
   30,000,000 National Westminster Bank, New Jersey, 5.690%,
              3/10/1999                                              29,996,102
   20,000,000 National Westminster Bank, PLC, London, 5.660%,
              7/26/1999                                              20,002,056
   80,000,000 Rabobank Nederland, Utrecht, 5.080% - 5.380%,
              12/10/1998 - 2/18/1999                                 80,001,696
   50,000,000 Toronto-Dominion Bank, 5.780%, 6/9/1999                49,990,029
   20,000,000 Union Bank of Switzerland, Zurich, 5.580%,
              8/17/1999                                              19,992,514
   50,000,000 Westdeutsche Landesbank Girozentrale, 5.630%,
              1/28/1999                                              50,000,783
                                                                 --------------
              Total Certificates of Deposit                         524,729,412
                                                                 --------------
 (a) Commercial Paper--31.7%
              Chemical & Allied Products--5.4%
   80,000,000 Du Pont (E.I.) de Nemours & Co., 4.992% -
              5.003%, 3/4/1999 - 5/13/1999                           78,521,475
   20,000,000 U.S. Borax & Chemical Co, 5.188%, 2/24/1999            19,758,222
                                                                 --------------
              Total                                                  98,279,697
                                                                 --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund

  Principal
    Amount                                                           Value
-------------------------------------------------------------------------------
 (a) Commercial Paper--continued
              Consumer Non-Durables--7.3%
 $ 75,000,000 Coca-Cola Co., 5.051% - 5.423%, 12/10/1998 -
              2/3/1999                                           $   74,522,118
   60,000,000 Gannett Co., Inc., 5.086%, 1/14/1999                   59,629,666
                                                                 --------------
              Total                                                 134,151,784
                                                                 --------------
              Finance--1.1%
   20,000,000 Panasonic Finance, Inc., 5.401%, 12/9/1998             19,976,311
                                                                 --------------
              Finance - Automotive--4.3%
   80,000,000 Ford Motor Credit Corp., 5.126% - 5.385%,
              1/7/1999 - 2/2/1999                                    79,409,739
                                                                 --------------
              Finance - Commercial--12.2%
   45,000,000 Associates Corp. of North America, 5.060% -
              5.101%,
              3/2/1999 - 3/10/1999                                   44,404,686
   70,000,000 General Electric Capital Corp., 4.987% - 5.661%,
              2/25/1999 - 8/12/1999                                  68,539,225
   80,000,000 General Electric Capital Services, 5.056% -
              5.661%, 3/15/1999 - 4/7/1999                           78,668,592
   30,000,000 Xerox Credit Corp., 5.382%, 1/12/1999                  29,814,850
                                                                 --------------
              Total                                                 221,427,353
                                                                 --------------
              Office Equipment--1.4%
   25,000,000 Xerox Corp., 5.356%, 12/3/1998                         24,992,639
                                                                 --------------
              Total Commercial Paper                                578,237,523
                                                                 --------------
 (a) Government Agencies--5.2%
   50,000,000 Federal Home Loan Mortgage Corp., Discount Note
              5.364%, 12/3/1998                                      49,985,100
   25,000,000 Federal National Mortgage Association, Discount
              Note 5.300%, 1/19/1999                                 24,819,653
   20,000,000 Federal National Mortgage Association, Discount
              Note 5.260%, 4/14/1999                                 19,608,422
                                                                 --------------
              Total                                                  94,413,175
                                                                 --------------
 (b) Notes - Variable--4.1%
              Finance - Banks--4.1%
   35,000,000 Associates Corp. of North America, 4.940%,
              12/1/1998                                              34,998,422
   40,000,000 First Union National Bank, Charlotte, N.C.,
              5.080%, 7/26/1999                                      40,000,000
                                                                 --------------
              Total                                                  74,998,422
                                                                 --------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund

  Principal
    Amount                                                           Value
-------------------------------------------------------------------------------
 (c) Repurchase Agreements--18.2%
 $ 40,000,000 First Boston, 5.380%, dated 11/30/1998, due
              12/1/1998                                          $   40,000,000
   18,031,471 Goldman Sachs Group, LP, 5.250%, dated
              11/30/1998, due 12/1/1998                              18,031,471
  140,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.350%,
              dated 11/30/1998, due 12/1/1998                       140,000,000
  135,000,000 Morgan Stanley Group, Inc., 5.280%, dated
              11/30/1998, due 12/1/1998                             135,000,000
                                                                 --------------
              Total Repurchase Agreements                           333,031,471
                                                                 --------------
              Total Investments, at amortized cost and value
               (d)                                               $1,823,911,284
                                                                 --------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(b) Current rate and next reset date shown.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(d) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
      ($1,829,211,235) at November 30, 1998.
The following acronyms are used throughout this portfolio:
LP--Limited Partnership
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Investments in repurchase agreements  $  333,031,471
Investments in securities              1,490,879,813
                                      --------------
Total investments in securities, at amortized cost
and value                                            $1,823,911,284
Income receivable                                        13,421,658
Receivable for shares sold                               37,574,938
                                                     --------------
  Total assets                                        1,874,907,880
Liabilities:
Income distribution payable           $    7,746,848
Payable to Bank                           37,574,938
Accrued expenses                             374,859
                                      --------------
  Total liabilities                                      45,696,645
                                                     --------------
Net Assets for 1,829,211,235 shares outstanding      $1,829,211,235
                                                     --------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
$1,829,211,235 / 1,829,211,235 shares outstanding             $1.00
                                                     --------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                        $95,467,445
Expenses:
Investment advisory fee                            $ 5,123,535
Administrative personnel and services fee              853,922
Custodian fees                                         208,307
Transfer and dividend disbursing agent fees and
expenses                                                 9,273
Directors'/Trustees' fees                               45,428
Auditing fees                                           15,606
Legal fees                                              11,371
Portfolio accounting fees                                1,411
Share registration costs                                88,697
Printing and postage                                     4,829
Insurance premiums                                      11,300
Miscellaneous                                           11,084
                                                   -----------
  Total expenses                                     6,384,763
Waivers--
Waiver of investment advisory fee     $(3,308,314)
Waiver of portfolio accounting fees           (48)
                                     ------------
  Total waivers                                     (3,308,362)
                                                   -----------
   Net expenses                                                   3,076,401
                                                                -----------
    Net investment income                                       $92,391,044
                                                                -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                       Statement of Changes in Net Assets

                                                 Year Ended November 30,
                                            ---------------------------------
                                                 1998             1997
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    92,391,044  $    73,410,597
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income        (92,391,044)     (73,410,597)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  4,606,987,634    2,702,347,584
Cost of shares redeemed                      (4,227,971,062)  (2,429,007,461)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                  379,016,572      273,340,123
                                            ---------------  ---------------
    Change in net assets                        379,016,572      273,340,123
Net Assets:
Beginning of period                           1,450,194,663    1,176,854,540
                                            ---------------  ---------------
End of period                               $ 1,829,211,235  $ 1,450,194,663
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                             Financial Highlights

               (For a share outstanding throughout each period)

                                         Year Ended November 30,
                          ------------------------------------------------------
                           1998        1997        1996       1995    1994(a)
--------------------------------------------------------------------------------
Net asset value,
beginning of period         $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income        0.05        0.05        0.05      0.06      0.04
Less distributions
 Distributions from net
 investment income           (0.05)      (0.05)      (0.05)    (0.06)    (0.04)
                        ----------  ----------  ----------  --------  --------
Net asset value,
end of period               $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00
                        ----------  ----------  ----------  --------  --------
Total return (b)              5.54%       5.55%       5.44%     5.95%     4.02%
Ratios to average net
assets
 Expenses                     0.18%       0.18%       0.18%     0.18%     0.18%*
 Net investment income        5.40%       5.43%       5.34%     5.80%     4.31%*
 Expense waiver/
 reimbursement (c)            0.19%       0.25%       0.27%     0.27%     0.28%*
Supplemental data
 Net assets, end of
 period (000 omitted)   $1,829,211  $1,450,195  $1,176,855  $879,603  $816,008

*  Computed on an annualized basis.
(a) Reflects operations for the period from December 2, 1993 (date of initial public investment) to November 30, 1994.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Portfolio of Investments

                               November 30, 1998

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--95.7%
             Alabama--9.4%
 $ 2,260,000 Alabama HFA, Refunding Revenue Bonds (Series B)
             Weekly VRDNs                                          $  2,260,000
   1,000,000 Birmingham, AL, (Series A) Weekly VRDNs (First
             Alabama Bank, Memphis LOC)                               1,000,000
   3,320,000 Birmingham, AL, GO (Series 1992A) Weekly VRDNs
             (Regions Bank, Alabama LOC)                              3,320,000
  21,000,000 Daphne-Villa Mercy, AL Special Care Facilities,
             Health, Hospital, Nursing Home Improvement Revenue
             Bonds Weekly VRDNs (Mercy Medical Center)/(Amsouth
             Bancorporation LOC)                                     21,000,000
  10,300,000 The Board of Trustees of the University of Alabama,
             University & College Improvements (Series B) Weekly
             VRDNs                                                   10,300,000
     390,000 Tuscaloosa County, AL Port Authority, (Series
             1989A) Weekly VRDNs (Capstone Hotel
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)         390,000
                                                                   ------------
             Total                                                   38,270,000
                                                                   ------------
             Alaska--2.7%
  10,900,000 Alaska State Housing Finance Corp., Revenue Bonds
             (Series 1991C) Weekly VRDNs (Swiss Bank Capital
             Markets LOC)                                            10,900,000
                                                                   ------------
             Arizona--3.9%
   9,500,000 Arizona School District, (Series A), 4.10% TANs,
             7/30/1999                                                9,541,833
   6,400,000 Phoenix, AZ, GO UT Bonds Daily VRDNs                     6,400,000
                                                                   ------------
             Total                                                   15,941,833
                                                                   ------------
             Florida--7.0%
   5,000,000 Broward County, FL HFA, Revenue Bonds Weekly VRDNs
             (Welleby Apartments)                                     5,000,000
   6,600,000 Collier County, FL HFA, Multi-Family Revenue Bonds
             (Series 1985) Weekly VRDNs (River Reach Project)         6,600,000
   1,700,000 Escambia County, FL Health Facilities Authority,
             IDR Bonds (Series A) Monthly VRDNs (Florida
             Convalescent Centers Inc.)/(Toronto-Dominion Bank
             LOC)                                                     1,700,000
   1,895,000 Eustis Health Facilities Authority, FL, (Series
             1985) Weekly VRDNs (Waterman Medical
             Center)/(Paribas, Paris LOC)                             1,895,000
     650,000 Polk County, FL IDA, Refunding Revenue Bonds
             Monthly VRDNs (Florida Convalescent Centers
             Inc.)/(Toronto-Dominion Bank LOC)                          650,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Florida--continued
 $ 1,000,000 Polk County, FL IDA, Refunding Revenue Bonds Weekly
             VRDNs (IMC Fertilizer, Inc. Project)/(Rabobank
             Nederland, Utrecht LOC)                               $  1,000,000
   4,600,000 Southeast Volusia Hospital District, Revenue Bonds
             (Series 1995) Weekly VRDNs (Bert Fish Medical
             Center (FL))/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                          4,600,000
   7,000,000 St. Lucie County, FL PCR, 3.45% CP (Florida Power &
             Light Co.), Mandatory Tender 12/3/1998                   7,000,000
                                                                   ------------
             Total                                                   28,445,000
                                                                   ------------
             Georgia--6.4%
   5,000,000 De Kalb Private Hospital Authority, GA Weekly VRDNs
             (Egleston Children's Hospital)/(SunTrust Bank,
             Atlanta LOC)                                             4,999,999
   8,600,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series B) Weekly VRDNs
             (Emory University)/ (SunTrust Bank, Atlanta LOC)         8,600,000
   5,760,000 Georgia State, GO UT (Series C), 6.25% Bonds,
             8/1/1999                                                 5,860,233
   2,500,000 Georgia State, GO UT (Series E), 6.70% Bonds,
             7/1/1999                                                 2,543,812
   2,900,000 Lowndes County, GA Residential Care Facilities for
             the Elderly Authority Weekly VRDNs (South Georgia
             Health Alliance Project)                                 2,900,000
     915,000 Macon-Bibb County, GA Urban Development Authority,
             Refunding Revenue Bonds (Series 1995) Weekly VRDNs
             (Macon Hotel Investors Project)/(NBD Bank, Michigan
             LOC)                                                       915,000
     500,000 Monroe County, GA Development Authority IDRB,
             Refunding Revenue Bonds Weekly VRDNs (Forsyth Inns,
             Inc.)/(NBD Bank, Michigan LOC)                             500,000
                                                                   ------------
             Total                                                   26,319,044
                                                                   ------------
             Hawaii--1.6%
   6,320,000 Hawaii State, GO UT (Series CJ), 5.50% Bonds,
             1/1/1999                                                 6,330,776
                                                                   ------------
             Illinois--10.8%
   1,500,000 Chicago, IL, Series B Weekly VRDNs (Canadian
             Imperial Bank of Commerce, Toronto LOC)                  1,500,000
  11,900,000 Illinois Development Finance Authority Weekly VRDNs     11,900,000
     740,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Aurora Central Catholic High
             School)/(Northern Trust Corp. LOC)                         740,000
   1,000,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Lake Forest Academy)/(Northern
             Trust Corp. LOC)                                         1,000,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Illinois--continued
 $ 1,155,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Little City
             Foundation)/(Lasalle National Bank, Chicago LOC)      $  1,155,000
   3,800,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Ignatius College)/(Northern
             Trust Corp. LOC)                                         3,800,000
   1,625,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Paul's House)/(Lasalle
             National Bank, Chicago LOC)                              1,625,000
   4,500,000 Illinois Development Finance Authority, Series A
             Weekly VRDNs (Presbyterian Home Lake)/(Lasalle
             National Bank, Chicago LOC)                              4,500,000
   3,000,000 Illinois State Toll Highway Authority, (Series
             1993B) Weekly VRDNs (MBIA Insurance Corporation
             INS)/(Societe Generale, Paris LIQ)/(Societe
             Generale, Paris LOC)                                     3,000,000
   8,200,000 Illinois State, GO UT, 5.00% Bonds, 4/1/1999             8,233,231
   5,600,000 Jackson-Union Counties, IL Regional Port District
             Facilities Weekly VRDNs (Enron Transportation
             Services)                                                5,600,000
   1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue
             Bonds Weekly VRDNs (Lasalle National Corp. LOC)          1,000,000
                                                                   ------------
             Total                                                   44,053,231
                                                                   ------------
             Indiana--0.2%
     800,000 Indianapolis, IN, Multi-Family Housing Refunding
             Revenue Bonds Weekly VRDNs (Canal Square)                  800,000
                                                                   ------------
             Kentucky--0.9%
   3,100,000 Clark County, KY, (Series J2) VRDNs (East Kentucky
             Power Cooperative, Inc.)/(National Rural Utilities
             Cooperative Finance Corp. GTD)                           3,100,000
     600,000 Georgetown, KY Educational Institution, Revenue
             Bonds Weekly VRDNs (Georgetown College)                    600,000
                                                                   ------------
             Total                                                    3,700,000
                                                                   ------------
             Louisiana--4.8%
   1,700,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs
             (Citgo Petroleum Corp.)                                  1,700,000
   2,800,000 Lake Charles, LA Harbor & Terminal District,
             Revenue Bonds Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000
  14,900,000 Louisiana PFA, (Series E) Weekly VRDNs (Sisters of
             Charity Health Care System)/(Credit Suisse Group
             SA)                                                     14,900,000
                                                                   ------------
             Total                                                   19,400,000
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Massachusetts--5.0%
 $20,000,000 Commonwealth of Massachusetts, (Series B) Weekly
             VRDNs (Toronto-Dominion Bank LOC)                     $ 20,000,000
     100,000 Massachusetts HEFA, (Series P-1) Weekly VRDNs
             (Partners Healthcare Systems)/(FSA SA)                     100,000
     400,000 Massachusetts Municipal Wholesale Electric Company,
             Power Supply System Revenue Bonds (1994 Series C)
             Weekly VRDNs (Canadian Imperial Bank of Commerce,
             Toronto LOC)                                               400,000
                                                                   ------------
             Total                                                   20,500,000
                                                                   ------------
             Michigan--0.8%
   3,000,000 Detroit, MI, 7.20% Bonds, 5/1/1999                       3,121,275
                                                                   ------------
             Mississippi--0.8%
   2,340,000 Jackson County, MS, 3.55% TOBs (Chevron Corp. GTD)
             2/1/1999                                                 2,340,000
   1,000,000 Perry County, MS Industrial Revenue, Revenue Bonds
             Weekly VRDNs (Leaf River Forest Project)                 1,000,000
                                                                   ------------
             Total                                                    3,340,000
                                                                   ------------
             Missouri--0.4%
   1,800,000 Kansas City, MO IDA, IDRB Weekly VRDNs (Mid-
             American Health Services)                                1,800,000
                                                                   ------------
             New Jersey--0.7%
   3,000,000 New Jersey State, GO UT Revenue Bonds (Series C),
             6.50% Bonds (United States Treasury PRF), 1/15/1999      3,012,646
                                                                   ------------
             New Mexico--1.7%
   7,000,000 New Mexico State, 4.25% TRANs, 6/30/1999                 7,025,390
                                                                   ------------
             New York--2.3%
   4,000,000 New York City, NY, (Subseries B-4) Daily VRDNs
             (MBIA Insurance Corporation INS)/(National
             Westminster Bank, PLC, London LIQ)                       4,000,000
   1,300,000 New York City, NY, GO UT Bonds Daily VRDNs               1,300,000
   2,700,000 New York City, NY, GO UT Refunding Bonds (Subseries
             E3) Daily VRDNs (Morgan Guaranty Trust Co., New
             York LOC)                                                2,700,000
   1,500,000 New York City, NY, Subseries E-2 Daily VRDNs
             (Morgan Guaranty Trust Co., New York LOC)                1,500,000
                                                                   ------------
             Total                                                    9,500,000
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Short-Term Municipals--continued
             North Carolina--3.2%
 $ 1,500,000 Alamance County, NC Industrial Facilities &
             Pollution Control Financing Authority, Revenue
             Bonds Weekly VRDNs (SCI Systems, Inc.)               $  1,500,000
   2,000,000 North Carolina Educational Facilities Finance
             Agency Weekly VRDNs (Gardner Webb
             University)/(First Union National Bank, Charlotte,
             N.C. LOC)                                               2,000,000
   9,700,000 North Carolina Medical Care Commission, Revenue
             Bonds (Series A) Weekly VRDNs (Pooled Financing
             Program)/(Nationsbank, N.A., Charlotte LOC)             9,700,000
                                                                  ------------
             Total                                                  13,200,000
                                                                  ------------
             Ohio--4.4%
     945,000 Centerville, OH, Health Care Revenue Bonds Weekly
             VRDNs (Bethany Lutheran Village)/(PNC Bank, Ohio,
             N.A. LOC)                                                 945,000
   2,000,000 Columbus, OH, GO UT (Series 1) Weekly VRDNs             2,000,000
  10,000,000 Lorain County, OH, (Series A), 2.95% CP, Mandatory
             Tender 2/4/1999                                        10,000,000
   5,000,000 Lorain County, OH, (Series A), 3.55% CP, Mandatory
             Tender 12/8/1998                                        5,000,000
                                                                  ------------
             Total                                                  17,945,000
                                                                  ------------
             Oklahoma--0.3%
   1,250,000 Oklahoma State Turnpike Authority, Revenue
             Refunding Bonds, 7.875% Bonds (United States
             Treasury PRF), 1/1/1999                                 1,255,959
                                                                  ------------
             Oregon--4.8%
  10,000,000 Multnomah County, OR, Cash Flow Management Revenue
             Notes, 4.50% TRANs, 6/30/1999                          10,053,012
   5,000,000 Oregon State, (Series 73F) Weekly VRDNs (Morgan
             Guaranty Trust Co., New York LOC)                       5,000,000
   4,400,000 Oregon State, Veteran's Welfare Bonds (Series 73E)
             Weekly VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                                    4,400,000
                                                                  ------------
             Total                                                  19,453,012
                                                                  ------------
             Pennsylvania--1.9%
   4,900,000 Allegheny County, PA IDA, Revenue Bonds (Series A)
             Weekly VRDNs (United Jewish Federation of Greater
             Pittsburgh VRDB)/(PNC Bank, N.A. LOC)                   4,900,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Pennsylvania--continued
 $ 3,000,000 Philadelphia, PA School District, (Series B), 4.25%
             TRANs (PNC Bank, N.A. LOC), 6/30/1999                 $  3,000,000
                                                                   ------------
             Total                                                    7,900,000
                                                                   ------------
             South Carolina--1.0%
   4,000,000 South Carolina State, GO UT (Series B), 5.75%
             Bonds, 8/1/1999                                          4,056,871
                                                                   ------------
             Tennessee--5.3%
   4,250,000 Clarksville, TN Public Building Authority,
             Adjustable Rate Pooled Financing Revenue Bonds
             (Series 1997) Weekly VRDNs (Tennessee Municipal
             Bond Fund)/(Nationsbank, N.A., Charlotte LOC)            4,250,000
   1,300,000 Clarksville, TN Public Building Authority, Public
             Improvement Revenue Bonds Weekly VRDNs                   1,300,000
   2,070,000 Metropolitan Government Nashville & Davidson
             County, TN HEFA, Refunding Revenue Bonds Weekly
             VRDNs (West Meade Place Project)/(NationsBank,
             South LOC)                                               2,070,000
   3,000,000 Metropolitan Government Nashville & Davidson
             County, TN IDB, Multi-Family Housing Revenue Bonds
             (Series B) Weekly VRDNs (Arbor Crest L.P.)/(Chase
             Manhattan Bank N.A., New York and Lasalle National
             Corp. LOCs)                                              3,000,000
   4,600,000 Metropolitan Nashville Tennessee AA, (Series 1993)
             Weekly VRDNs (FGIC INS)/(Societe Generale, Paris
             LIQ)/(Societe Generale, Paris LOC)                       4,600,000
   2,000,000 Montgomery County, TN Public Building Authority
             Weekly VRDNs                                             2,000,000
   4,220,000 Tennessee State, GO UT, 5.00% Bonds, 5/1/1999            4,244,597
                                                                   ------------
             Total                                                   21,464,597
                                                                   ------------
             Texas--7.2%
  15,000,000 Houston, TX, Revenue Notes, 4.25% TRANs, 6/30/1999      15,061,120
  10,600,000 Lower Neches Valley, TX, Refunding Revenue Bonds,
             3.45% TOBs (Chevron U.S.A., Inc.), Optional Tender
             2/16/1999                                               10,600,000
   3,900,000 Richardson, TX Independent School District, (Series
             A) Weekly VRDNs (PSFG GTD)/(Union Bank of
             Switzerland, Zurich SA)                                  3,900,000
                                                                   ------------
             Total                                                   29,561,120
                                                                   ------------
             Virginia--2.3%
   9,300,000 Roanoke, VA IDA, (Series B) Daily VRDNs (Carillion
             Health System)                                           9,300,000
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Shares or
  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Washington--4.6%
 $ 9,190,000 Port Anacortes, WA Industrial Development Corp.
             VRDNs (Texaco, Inc.)                                  $  9,190,000
   9,800,000 Washington Health Care Facilities Authority,
             Variable Rate Demand Revenue Bonds (Series 1997B)
             Daily VRDNs (Virginia Mason Medical Center)/(MBIA
             Insurance Corporation INS)/(Credit Suisse First
             Boston LIQ)                                              9,800,000
                                                                   ------------
             Total                                                   18,990,000
                                                                   ------------
             Wisconsin--1.3%
   5,300,000 Wisconsin Health and Educational Facilities
             Authority, Revenue Bonds (Series 1994) Weekly VRDNs
             (Felician Health Care, Inc. Project)/(Lasalle
             National Bank, Chicago LOC)                              5,300,000
                                                                   ------------
             Total Short-Term Municipals                            390,885,754
                                                                   ------------
 Mutual Funds--4.1%
   4,584,366 AIM Global Management Short-Term Investments Money
             Market Funds                                             4,584,366
   4,036,063 Dreyfus Tax Exempt Money Market Fund                     4,036,063
   8,089,119 Fidelity Tax Exempt Money Market Fund                    8,089,119
                                                                   ------------
             Total                                                   16,709,548
                                                                   ------------
             Total Investments, at amortized cost and value (a)    $407,595,302
                                                                   ------------

(a) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($408,533,609) at November 30, 1998.
The following acronyms are used throughout this portfolio:

CP--Commercial Paper                                  MBIA--Municipal Bond Investors
FGIC--Financial Guaranty Insurance Company            Assurance
FSA--Financial Security Assurance                     PCR--Pollution Control Revenue
GO--General Obligation                                PFA--Public Facility Authority
GTD--Guaranty                                         PLC--Public Limited Company
HEFA--Health and Education Facilities                 PRF--Prerefunded
Authority                                             PSFG--Permanent School Fund
HFA--Housing Finance Authority                        Guarantee
IDA--Industrial Development Authority                 SA--Support Agreement
IDB--Industrial Development Bond                      TANs--Tax Anticipation Notes
IDR--Industrial Development Revenue                   TOBs--Tender Option Bonds
IDRB--Industrial Development Revenue Bond             TRANs--Tax and Revenue Anticipation
INS--Insured                                          Notes
LIQ--Liquidity Agreement                              UT--Unlimited Tax
LOCs--Letter(s) of Credit                             VRDB--Variable Rate Demand Bond
                                                      VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Total investments in securities, at
amortized cost and value                $407,595,302
Cash                                       2,459,581
Income receivable                          2,535,974
Receivable for shares sold                 3,525,926
                                        ------------
  Total assets                           416,116,783
Liabilities:
Payable for shares redeemed  $6,254,868
Income distribution payable   1,070,382
Accrued expenses                257,924
                             ----------
  Total liabilities                        7,583,174
                                        ------------
Net Assets for 408,533,609 shares
outstanding                             $408,533,609
                                        ------------
Net Asset Value, Offering Price and
Redemption Proceeds Per Share:
Institutional Shares: ($275,322,445 /
275,322,445 shares outstanding)                $1.00
                                        ------------
Investment Shares: ($133,211,164 /
133,211,164 shares outstanding)                $1.00
                                        ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                      $13,049,037
Expenses:
Investment advisory fee                          $ 1,878,120
Administrative personnel and services fee            353,629
Custodian fees                                        68,844
Transfer and dividend disbursing agent fees and
expenses                                               1,813
Directors'/Trustees' fees                             10,673
Auditing fees                                         15,707
Legal fees                                             8,288
Portfolio accounting fees                                885
Distribution services fee--Investment Shares         467,324
Share registration costs                              63,788
Printing and postage                                  29,300
Insurance premiums                                     4,400
Miscellaneous                                         29,038
                                                 -----------
  Total expenses                                   2,931,809
Waiver of investment advisory fee                 (1,562,980)
                                                 -----------
   Net expenses                                                 1,368,829
                                                              -----------
    Net investment income                                     $11,680,208
                                                              -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                       Statement of Changes in Net Assets

                                              Year Ended November 30,
                                            -----------------------------
                                                1998           1997
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $  11,680,208  $   8,457,564
                                            -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                          (8,367,231)    (5,961,634)
 Investment Shares                             (3,312,977)    (2,495,930)
                                            -------------  -------------
  Change in net assets resulting from
  distributions to shareholders               (11,680,208)    (8,457,564)
                                            -------------  -------------
Share Transactions--
Proceeds from sale of shares                  743,274,021    488,064,545
Cost of shares redeemed                      (603,065,021)  (413,538,893)
                                            -------------  -------------
  Change in net assets resulting from share
  transactions                                140,209,000     74,525,652
                                            -------------  -------------
    Change in net assets                      140,209,000     74,525,652
Net Assets:
Beginning of period                           268,324,609    193,798,957
                                            -------------  -------------
End of period                               $ 408,533,609  $ 268,324,609
                                            -------------  -------------

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                             Year Ended November 30,
                                ----------------------------------------------
                                  1998      1997      1996     1995     1994
-------------------------------------------------------------------------------
Net asset value,
beginning of period               $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00
Income from investment
operations
 Net investment income              0.03      0.03      0.03     0.04     0.02
Less distributions
 Distributions from net
 investment income                 (0.03)    (0.03)    (0.03)   (0.04)   (0.02)
                                --------  --------  --------  -------  -------
Net asset value, end of period    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                --------  --------  --------  -------  -------
Total return (a)                    3.29%     3.41%     3.24%    3.59%    2.42%
Ratios to average net assets
 Expenses                           0.24%     0.24%     0.29%    0.32%    0.38%
 Net investment income              3.24%     3.34%     3.22%    3.55%    2.41%
 Expense waiver/ reimbursement
 (b)                                0.42%     0.45%     0.43%    0.46%    0.45%
Supplemental data
 Net assets, end of period
 (000 omitted)                  $275,323  $182,473  $118,877  $80,274  $93,867

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                               Year Ended November 30,
                                   --------------------------------------------
                                     1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
Net asset value,
beginning of period                  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
Income from investment operations
 Net investment income                 0.03     0.03     0.03     0.03     0.02
Less distributions
 Distributions from net
 investment income                    (0.03)   (0.03)   (0.03)   (0.03)   (0.02)
                                   --------  -------  -------  -------  -------
Net asset value, end of period       $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                   --------  -------  -------  -------  -------
Total return (a)                       2.88%    2.99%    2.83%    3.25%    2.11%
Ratios to average net assets
 Expenses                              0.64%    0.64%    0.69%    0.66%    0.68%
 Net investment income                 2.83%    2.93%    2.84%    3.19%    2.11%
 Expense waiver/reimbursement (b)      0.41%    0.45%    0.43%    0.52%    0.55%
Supplemental data
 Net assets, end of period
 (000 omitted)                     $133,211  $85,852  $74,922  $55,733  $42,820

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                           Portfolio of Investments

                               November 30, 1998

  Principal
    Amount                                                           Value
-------------------------------------------------------------------------------
 U.S. Government Obligations--52.6%
              U.S. Treasury Bills--17.9%
 $120,000,000 12/10/1998-5/27/99                                   $119,082,821
                                                                   ------------
              U.S. Treasury Notes--34.7%
  230,000,000 5.000%-6.500%, 12/31/98-9/30/99                       231,077,689
                                                                   ------------
              Total U.S. Government Obligations                     350,160,510
                                                                   ------------
 (a) Repurchase Agreements--50.4%
  140,000,000 First Boston, 5.380%, dated 11/30/1998, due
              12/1/1998                                             140,000,000
   25,010,560 Goldman Sachs Group, LP, 5.250%, dated 11/30/1998,
              due 12/1/1998                                          25,010,560
   25,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.350%,
              dated 11/30/1998, due 12/1/1998                        25,000,000
  145,000,000 Morgan Stanley Group, Inc., 5.280%, dated
              11/30/1998, due 12/1/1998                             145,000,000
                                                                   ------------
              Total Repurchase Agreements                           335,010,560
                                                                   ------------
              Total Investments, at amortized cost and value (b)   $685,171,070
                                                                   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(b) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($665,309,386) at November 30, 1998.
The following acronym is used throughout this portfolio:
LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1998

Assets:
Investments in repurchase agreements  $ 335,010,560
Investments in securities               350,160,510
                                      -------------
Total investments in securities, at amortized cost
and value                                           $685,171,070
Income receivable                                      2,750,289
                                                    ------------
  Total assets                                       687,921,359
Liabilities:
Payable for investments purchased        19,962,900
Income distribution payable               2,379,707
Accrued expenses                            269,366
                                      -------------
  Total liabilities                                   22,611,973
                                                    ------------
Net Assets for 665,309,386 shares outstanding       $665,309,386
                                                    ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: ($466,537,916 / 466,537,916
shares outstanding)                                        $1.00
                                                    ------------
Investment Shares: ($198,771,470 / 198,771,470
shares outstanding)                                        $1.00
                                                    ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1998

Investment Income:
Interest                                                      $36,423,632
Expenses:
Investment advisory fee                          $ 3,390,866
Administrative personnel and services fee            641,336
Custodian fees                                       105,317
Transfer and dividend disbursing agent fees and
expenses                                               4,350
Directors'/Trustees' fees                             17,703
Auditing fees                                         15,206
Legal fees                                             3,076
Portfolio accounting fees                              1,211
Distribution services fee--Investment Shares         601,466
Share registration costs                              62,418
Printing and postage                                  30,938
Insurance premiums                                     6,500
Miscellaneous                                         18,444
                                                 -----------
  Total expenses                                   4,898,831
Waiver of investment advisory fee                 (2,669,811)
                                                 -----------
   Net expenses                                                 2,229,020
                                                              -----------
    Net investment income                                     $34,194,612
                                                              -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                       Statement of Changes in Net Assets

                                                Year Ended November 30,
                                           ----------------------------------
                                                 1998             1997
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    34,194,612  $    30,981,129
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (27,082,585)     (25,449,095)
 Investment Shares                               (7,112,027)      (5,532,034)
                                            ---------------  ---------------
  Change in net assets resulting from
  distributions
  to shareholders                               (34,194,612)     (30,981,129)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  1,496,501,247    1,984,795,509
Net asset value of shares issued to
shareholders in
payment of distributions declared                    27,832               --
Cost of shares redeemed                      (1,459,037,222)  (1,763,619,561)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                   37,491,857      221,175,948
                                            ---------------  ---------------
    Change in net assets                         37,491,857      221,175,948
Net Assets:
Beginning of period                             627,817,529      406,641,581
                                            ---------------  ---------------
End of period                               $   665,309,386  $   627,817,529
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                  Financial Highlights--Institutional Shares

               (For a share outstanding throughout each period)

                                         Year Ended November 30,
                         ------------------------------------------------------
                             1998      1997      1996      1995     1994
-------------------------------------------------------------------------------
Net asset value,
beginning of period          $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
Income from investment
operations
 Net investment income         0.05      0.05      0.05      0.06     0.04
Less distributions
 Distributions from net
 investment income            (0.05)    (0.05)    (0.05)    (0.06)   (0.04)
                           --------  --------  --------  --------  -------
Net asset value, end of
period                       $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
                           --------  --------  --------  --------  -------
Total return (a)               5.25%     5.31%     5.18%     5.66%    3.70%
Ratios to average net
assets
 Expenses                      0.24%     0.24%     0.30%     0.32%    0.36%
 Net investment income         5.15%     5.20%     5.07%     5.54%    3.72%
 Expense
 waiver/reimbursement (b)      0.40%     0.41%     0.39%     0.40%    0.51%
Supplemental data
 Net assets, end of period
 (000 omitted)             $466,538  $510,323  $302,306  $214,356  $87,531

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                    Financial Highlights--Investment Shares

               (For a share outstanding throughout each period)

                                            Year Ended November 30,
                                  ----------------------------------------------
                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.04      0.05      0.03
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.04)    (0.05)    (0.03)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (a)                   4.83%     4.89%     4.77%     5.30%     3.39%
Ratios to average net assets
 Expenses                          0.63%     0.64%     0.70%     0.66%     0.66%
 Net investment income             4.74%     4.80%     4.68%     5.21%     3.42%
 Expense waiver/reimbursement
 (b)                               0.40%     0.41%     0.39%     0.46%     0.61%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $198,771  $117,495  $104,336   $81,739   $46,396

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
                  Combined Notes to Financial Statementsments

                               November 30, 1998

1. Organization
The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of fourteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

                Portfolio                          Investment Objective
------------------------------------------------------------------------------
 Wachovia Prime Cash Management Fund     To provide current income consistent
  ("Money Market Fund")                  with stability of principal and
                                         liquidity.
------------------------------------------------------------------------------
 Wachovia Tax-Free Money Market Fund     To provide current income exempt from
  ("Tax-Free Fund")                      federal regular income tax consistent
                                         with stability of principal and
                                         liquidity.
------------------------------------------------------------------------------
 Wachovia U.S. Treasury Money Market     To provide current income consistent
  Fund ("U.S. Treasury Fund")            with stability of principal and
                                         liquidity.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.
The Funds, except for Prime Cash Fund, offer two classes of shares:
Institutional Shares and Investment Shares. Prime Cash Fund only offers Institutional Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
  Investment Valuations--The Funds use the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.
  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.
  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.
  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.
  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
  Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At November 30, 1998, capital paid-in aggregated
$1,829,211,235, $408,533,609 and $665,309,386 for Prime Cash Fund, Tax-Free
Fund, and U.S. Treasury Fund, respectively.
Transactions in shares were as follows:

                                  Prime Cash Fund                Tax-Free Fund              U.S. Treasury Fund
                           ------------------------------  --------------------------  ------------------------------
                              Year Ended November 30,       Year Ended November 30,       Year Ended November 30,
                                1998            1997           1998          1997           1998           1997
----------------------------------------------------------------------------------------------------------------------
Institutional Shares
-------------------------
Shares sold                 4,606,987,634   2,702,347,584   367,947,784   253,485,355   1,162,773,272   1,734,312,598
Shares redeemed            (4,227,971,062) (2,429,007,461) (275,098,274) (189,889,011) (1,206,558,183) (1,526,295,637)
-------------------------  --------------  --------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Institutional
 Shares transactions          379,016,572     273,340,123    92,849,510    63,596,344     (43,784,911)    208,016,961
                           --------------  --------------  ------------  ------------  --------------  --------------
Investment Shares
-------------------------
Shares sold                            --              --   375,326,237   234,579,190     333,727,978     250,482,911
Shares issued to
shareholders in payment
of distributions declared              --              --            --            --          27,829              --
Shares redeemed                        --              --  (327,966,747) (223,649,882)   (252,479,039)   (237,323,924)
-------------------------  --------------  --------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Investment
 Shares transactions                   --              --    47,359,490    10,929,308      81,276,768      13,158,987
                           --------------  --------------  ------------  ------------  --------------  --------------
Net change resulting
from share transactions       379,016,572     273,340,123   140,209,000    74,525,652      37,491,857     221,175,948
                           --------------  --------------  ------------  ------------  --------------  --------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds

4. Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion anytime after January 31, 2000.

          Fund                Annual rate
          ----                -----------
          Prime Cash Fund        0.30%
          Tax-Free Fund          0.50%
          U.S. Treasury Fund     0.50%

Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. With respect to Tax Free Fund and U.S. Treasury Fund, this fee is based on the level of average aggregate net assets of the Trust (excluding Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ's fee with respect to Prime Cash Fund is based upon its average net assets. FServ may voluntarily waive a portion of its fee. Prior to December 4, 1997, the administrative fee during any fiscal year for the Funds aggregated at least $75,000. After that date, FServ ceased imposing a minimum administrative fee.
Distribution Services Fee--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.
Transfer Agent and Dividend Disbursing Agent Fees--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.
Portfolio Accounting Fees--FServ, through its subsidiary FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.
Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.
General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

5. Year 2000 (Unaudited)
Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors
To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1998, and the results of its operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers
James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Peter J. Germain
                                            Secretary
                                          Gail Cagney
                                            Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.



                                                               Cusip 929901684
                                                               Cusip 929901304
                                                               Cusip 929901403
Federated Securities Corp.                                     Cusip 929901833
is the distributor of the funds.                               Cusip 929901825

831-30 (1/99)                                                 G01512-18 (1/99)



                                                               APPENDIX

     A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P
500. The ending values were $23,278 and $29,846, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were 12.02%, 17.57% and 16.38%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total return was 132.78%.

     A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Equity Fund (the "Fund") based on a 3.00% contingent deferred sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 3.00% contingent deferred sales charge, as compared to the S&P 500. The ending values were $16,273 and $19,350, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total returns were 11.52% and 22.96%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class B Shares cumulative total return for the period from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total return was 62.47%.

     A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P
500. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the S&P 500. The ending values were $16,949 and $19,350, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 17.69% and 25.06%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 69.49%.

     A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Quantitative Equity Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 3/25/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $24,569 and $27,962, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (3/25/94) to 11/30/98. The total returns were 13.60% and 21.14%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (3/25/94) to 11/30/98. The total return was 145.69%.

     A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Quantitative Equity Fund (the "Fund") based on a 3.00% contingent deferred sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 3.00% contingent deferred sales charge, as compared to the S&P 500. The ending values were $17,879 and $19,350, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total returns were 13.15% and 27.93%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class B Shares cumulative total return for the period from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total return was 78.78%.

     A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Quantitative Equity Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the S&P 500. The ending values were $18,596 and $19,350, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 19.38% and 30.08%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 85.96%.

     A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Growth and Income Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 1/29/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $26,039 and $30,332, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (1/29/93) to 11/30/98. The total returns were 15.34%, 20.28% and 17.80%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (1/29/93) to 11/30/98. The total return was 160.39%.

     A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Growth and Income Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 3/29/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the S&P 500. The ending values were $10,603 and $10,731, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (3/29/98) to 11/30/98. The total return was 6.03%.

     A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Index Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P
500. The ending values were $27,548 and $29,846, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were 17.21%, 21.10% and 19.95%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total return was 175.48%.

     A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Index Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the S&P 500. The ending values were $18,909 and $19,350, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 23.05% and 31.01%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 89.11%.

     A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Special Values Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Russell 2000 Small Stock Index (the "Russell 2000") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the Russell 2000. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the Russell 2000. The ending values were $21,666 and $17,448, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were (8.20%), 16.17% and 14.89%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total return was 116.68%.

     A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Special Values Fund (the "Fund") are represented by a solid line. The Russell 2000 Small Stock Index (the "Russell 2000") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the Russell 2000. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the Russell 2000. The ending values were $14,784 and $12,760, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were (3.59%) and 18.03%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 47.85%.

     A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Emerging Markets Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The International Finance Corporation Investable Index (the "IFCI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the IFCI. The "x" axis reflects computation periods from 12/23/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the IFCI. The ending values were $8,230 and $6,730, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total returns were (26.88%) and (4.82%), respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total return was (17.69%).

     A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Emerging Markets Fund (the "Fund") are represented by a solid line. The International Finance Corporation Investable Index (the "IFCI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the IFCI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the IFCI. The ending values were $7,293 and $6,793, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were (23.34%) and (12.84%), respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was (27.68%).

     A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Balanced Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard and Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LBABI. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LBABI. The ending values were $19,680, 29,846 and $14,736, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were 9.25%, 13.41% and 12.93%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total return was 96.83%.

     A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Balanced Fund (the "Fund") based on a 3.00% contingent deferred sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers
Aggregate Bond Index (the "LBABI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 3.00% contingent deferred sales charge, as compared to the S&P 500 and the LBABI. The ending values were $14,544, $19,350 and $12,432, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total returns were 8.56% and 17.21%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class B Shares cumulative total return for the period from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total return was 45.44%.

     A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Balanced Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund, S&P 500 and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the S&P 500 and the LBABI. The ending values were $15,186, $19,350 and $12,432, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 14.77% and 19.38%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 51.87%.

     A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Fixed Income Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the LBABI. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBABI. The ending values were $13,427 and $14,736, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were 3.80%, 5.44% and 5.43%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total return was 34.27%.

     A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Fixed Income Fund (the "Fund") based on a 3.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 3.00% contingent deferred sales charge, as compared to the LBABI. The ending values were $11,723 and $12,432, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total returns were 2.97% and 6.97%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class B Shares cumulative total return for the period from the start of performance of the Fund's Class B Shares (7/23/96) to 11/30/98. The total return was 17.23%.

     A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Fixed Income Fund (the "Fund") are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBABI. The ending values were $12,296 and $12,346, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 8.92% and 9.16%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 22.96%.

     A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Intermediate Fixed Income Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers
Government/Corporate Intermediate Index (the "LBGCII") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the LBGCII. The "x" axis reflects computation periods from 1/29/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBGCII. The ending values were $13,477 and $14,454, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (1/29/93) to 11/30/98. The total returns were 4.48%, 5.08% and 5.24%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (1/29/93) to 11/30/98. The total return was 34.76%.

     A22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Intermediate Fixed Income Fund (the "Fund") are represented by a solid line. The Lehman Brothers Government/Corporate Intermediate Index (the "LBGCII") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the LBGCII. The "x" axis reflects computation periods from 3/29/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBGCII. The ending values were $10,509 and $10,711, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares total return for the period from the start of performance of the Fund's Class Y Shares (3/29/98) to 11/30/98. The total return was 7.11%.

     A23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Short-Term Fixed Income Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index (the "Merrill Index") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the Merrill Index. The "x" axis reflects computation periods from 5/7/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the Merrill Index. The ending values were $12,929 and $14,182, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (5/7/93) to 11/30/98. The total returns were 4.26%, 4.93% and 4.71%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (5/7//93) to 11/30/98. The total return was 29.24%.

     A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Short-Term Fixed Income Fund (the "Fund") are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index (the "Merrill
Index") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the Merrill Index. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the Merrill Index. The ending values were $11,629 and $12,029, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 7.19% and 6.61%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 16.29%.

     A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Georgia Municipal Bond Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 12/23/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBSGOBI. The ending values were $12,803 and $13,980, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total returns were 1.60% and 6.45%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total return was 28.05%.

     A26. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Georgia Municipal Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBSGOBI. The ending values were $11,748 and $11,929, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 6.62% and 7.07%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 17.47%.

     A27. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia North Carolina Municipal Bond Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 12/23/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBSGOBI. The ending values were $12,932 and $13,980, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total returns were 1.97% and 6.75%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (12/23/94) to 11/30/98. The total return was 29.33%.

     A28. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia North Carolina Municipal Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBSGOBI. The ending values were $11,820 and $11,929, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 7.09% and 7.34%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 18.20%.

     A29. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia South Carolina Municipal Bond Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 1/11/91 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBSGOBI. The ending values were $16,740 and $17,917, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (1/11/91) to 11/30/98. The total returns were 2.11%, 4.99% and 6.75%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (1/11/91) to 11/30/98. The total return was 67.40%.

     A30. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia South Carolina Municipal Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the LBSGOBI. The "x" axis reflects computation periods from 7/23/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBSGOBI. The ending values were $11,936 and $11,927, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares average annual total returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total returns were 7.15% and 7.79%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class Y Shares cumulative total return for the period from the start of performance of the Fund's Class Y Shares (7/23/96) to 11/30/98. The total return was 19.36%.

     A31. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Virginia Municipal Bond Fund (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a broken line. The Lehman Brothers Municipal Bond Index (the "LBMBI") is represented by a dotted line. The Lehman Brothers Municipal Bond 7-Year Index (the "LBMB7YI") is represented by a dashed line The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the LBSGOBI, the LBMBI and the LBMB7YI. The "x" axis reflects computation periods from 2/1/93 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBSGOBI, LBMBI and the LBMB7YI. The ending values were $12,771, $15,069, $14,973 and $14,390, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares average annual total returns for the one-year and five-year periods ended 11/30/98 and from the start of performance of the Fund's Class A Shares (2/1/93) to 11/30/98. The total returns were 2.01%, 3.82% and 4.28%, respectively. The legend in the bottom quadrant of the graphic presentation also indicates the Fund's Class A Shares cumulative total return for the period from the start of performance of the Fund's Class A Shares (2/1/93) to 11/30/98. The total return was 27.71%.

     A32. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Virginia Municipal Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (the "LBSGOBI") is represented by a dotted line. The Lehmand Brothers Municipal Bond 7-Year Index (the "LBMB7YI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund, LBSGOBI and the LBMB7YI. The "x" axis reflects computation periods from 3/29/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares as compared to the LBSGOBI and the LBMB7YI. The ending values were $10,461, $10,501 and $10,481, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class Y Shares total returns for the period from the start of performance of the Fund's Class Y Shares (3/29/98) to 11/30/98. The total returns was 4.61%.